UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-01449
                                                     ---------------------

                           Columbia Growth Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end:  August 31, 2003
                                           ------------------

                  Date of reporting period: August 31, 2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

COLUMBIA FUNDS

Annual Report

August 31, 2003

COLUMBIA COMMON STOCK FUND

COLUMBIA GROWTH FUND

COLUMBIA INTERNATIONAL STOCK FUND

COLUMBIA MID CAP GROWTH FUND

COLUMBIA SMALL CAP GROWTH FUND

COLUMBIA REAL ESTATE EQUITY FUND

COLUMBIA TECHNOLOGY FUND

COLUMBIA STRATEGIC INVESTOR FUND

COLUMBIA BALANCED FUND

COLUMBIA SHORT TERM BOND FUND

COLUMBIA FIXED INCOME SECURITIES FUND

COLUMBIA NATIONAL MUNICIPAL BOND FUND

COLUMBIA OREGON MUNICIPAL BOND FUND

COLUMBIA HIGH YIELD FUND

COLUMBIA DAILY INCOME COMPANY

NOT FDIC       MAY LOSE VALUE
INSURED      NO BANK GUARANTEE

Photo of Women standing

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
                          COLUMBIA FUNDS ANNUAL REPORT
                                 AUGUST 31, 2003

INTRODUCTION                 1         TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------
INVESTMENT                   4         COLUMBIA COMMON STOCK FUND
REVIEWS                      6         COLUMBIA GROWTH FUND
                             8         COLUMBIA INTERNATIONAL STOCK FUND
                            10         COLUMBIA MID CAP GROWTH FUND
                            12         COLUMBIA SMALL CAP GROWTH FUND
                            14         COLUMBIA REAL ESTATE EQUITY FUND
                            16         COLUMBIA TECHNOLOGY FUND
                            18         COLUMBIA STRATEGIC INVESTOR FUND
                            20         COLUMBIA BALANCED FUND
                            22         COLUMBIA SHORT TERM BOND FUND
                            24         COLUMBIA FIXED INCOME SECURITIES FUND
                            26         COLUMBIA NATIONAL MUNICIPAL BOND FUND
                            28         COLUMBIA OREGON MUNICIPAL BOND FUND
                            30         COLUMBIA HIGH YIELD FUND
                            32         COLUMBIA DAILY INCOME COMPANY

--------------------------------------------------------------------------------
FINANCIAL                   33         FINANCIAL HIGHLIGHTS
INFORMATION                 78         SCHEDULES OF INVESTMENTS
                           132         STATEMENTS OF ASSETS AND LIABILITIES
                           136         STATEMENTS OF OPERATIONS
                           144         STATEMENTS OF CHANGES IN NET ASSETS
                           150         NOTES TO FINANCIAL STATEMENTS
                           177         REPORT OF INDEPENDENT AUDITORS
                           178         UNAUDITED INFORMATION
                           179         OFFICERS AND DIRECTORS


                                 COLUMBIA FUNDS
                           COLUMBIA FINANCIAL CENTER
                              1301 SW FIFTH AVENUE
                             PORTLAND, OR 97201-5601
                                 1-800-345-6611
                                COLUMBIAFUNDS.COM

                               TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

The Board of Directors for Columbia Funds recently approved the change of the funds' fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

We also want to take this opportunity to announce several other changes of interest to you. As you may already know, our funds are part of a larger investment organization--Columbia Management Group (CMG). CMG was formed in 2001, shortly after FleetBoston purchased the asset management companies of Liberty Financial. Since that time, our efforts have been focused on streamlining our organization and strengthening certain key functions, such as investment research. As part of our effort to create a consistent identity, six of the asset management firms under the CMG umbrella, including Columbia Management Company, were consolidated last April and renamed Columbia Management Advisors, Inc. As of October 13, 2003, most of the funds managed by Columbia Management Advisors, Inc. including CMG's Liberty Funds, will have been renamed Columbia. Also, as of October 13, 2003, the Columbia Special Fund, Columbia Small Cap Fund and Columbia Strategic Value Fund were renamed Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund and Columbia Strategic Investor Fund, respectively. In addition, our new website address is one that may be familiar to you: www.columbiafunds.com. For complete information about these and other changes that took effect on October 13, 2003, please visit us online at www.columbiafunds.com. You can also speak to a shareholder representative at 800-345-6611. Please make note of our new phone number.

Also in October, shareholders of the Columbia Funds elected the current directors of Liberty Funds, as well as incumbent directors, Messrs. Nelson, Simpson and Woolworth, to their boards. This action will allow the funds to develop uniform policies and procedures. In addition, Joseph R. Palombo, who was already president of CMG's Liberty Funds, was named president of Columbia Funds. Joe has 19 years of experience in the financial services industry; and prior to joining Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Joe is responsible for CMG's transfer agent and fund administration activities. He is also executive vice president and chief operating officer of Columbia Management Advisors, Inc.

These changes will not affect our commitment to you, our shareholders. We will continue to provide the best possible customer service and to offer a wide variety of investment products. As always, we are here to help you achieve your long-term financial goals.

In the following pages, you will find detailed financial information, as well as a discussion of investment activity and management strategy, for 15 Columbia funds. But first, here is a review of the market and economic environment in which the funds performed.

                               TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

A REVIEW OF THE ECONOMY AND THE MARKETS

THE ECONOMY STRENGTHENS AND STOCK MARKETS RALLY

This eight-month reporting period began under a cloud of uncertainty about impending war with Iraq and a struggling economy. However, progress on both fronts encouraged investors back into the financial markets, and most major segments of the stock and bond markets posted gains for the period. A relatively swift end to the major conflicts of the war shifted attention to the economy, which continued to report good news throughout the summer. Gross domestic product (GDP) for the second quarter of 2003 was reported at 3.1%, then revised upward to 3.3%. Retailers were busy. Housing starts jumped. Industrial production picked up. Businesses showed signs of loosening their purse-strings, as outlays for new equipment rose 8.2% in the second quarter. Employment remained the only hold-out. Although the jobless rate edged lower--from 6.2% to 6.1%--it was largely the result of a shrinking labor force. Employers continued to cut jobs, to the surprise of most economists.

Global economies were mixed during the period. In Europe, expectations that lower interest rates would spur an economic recovery have yet to be realized, but business executives are increasingly optimistic about the second half of 2003. Economic growth in Japan was modest but surprisingly steady while in emerging Asian markets, the pace of growth was slowed by the effects of SARS (severe acute respiratory syndrome).

EQUITY MARKETS CONTINUE TO CLIMB

After a weak first quarter, major US stock market indices hit a 14-month high in August. Stronger-than-expected earnings and an upbeat American consumer helped sustain the climb. Investors shifted away from defensive sectors, which did well early in the period, to sectors that were expected to benefit from a stronger economy. The S&P 500's information technology group was up more than 30% through August, compared to a 15.95% gain for the broader index. Consumer discretionary stocks were also strong. Real estate investments turned in their best performance since 2000. The NAREIT Index returned 20.61%. Small-cap stocks led large-cap stocks, and growth stocks outperformed value. International equity markets rebounded, but in Europe they generally lagged the US market. The Japanese stock market staged a surprising turnaround. The Nikkei Index, a broad measure of Japanese stock performance, gained 20.57% during the reporting period.

                               TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

BONDS LOSE THEIR LUSTER

The bond market's modest gains for the year through August were the result of a sharp downturn in the final months of the reporting period. The yield on the 10-year Treasury note, a bellwether for bonds, plummeted to 3.19% in June--a 45-year low--but then rose more than one full percentage point in July, bringing Treasury bond prices down sharply. High-yield and investment-grade corporate bonds, which were helped by an improving economy early in the period, held up better than Treasuries when interest rates began to rise. Mortgage bonds were lackluster as a flurry of mortgage prepayment activity hurt mortgage bond prices. Municipal bonds came under pressure as state and local governments grappled with declining revenues. Short-term interest rates remained at a 45-year low, which kept money market fund yields below 1.0%.

KEEPING A LONG-TERM PERSPECTIVE

While we are all pleased about the positive returns generated during the eight-month period covered by this report, it is also important to remember that a long-term perspective makes it easier to benefit from strong market moves in any asset class. If you found yourself sitting on the sidelines of this stock market rally, it may be time to develop an asset allocation plan you can live with in any environment. If you need guidance in developing a plan, consider talking with a financial advisor before you make a significant change in your portfolio.

Sincerely,

/s/ Joseph R. Palombo                       /s/ Jeff B. Curtis

Joseph R. Palombo                           Jeff B. Curtis

Executive Vice President and                Executive Vice President and
Chief Operating Officer                     Chief Operations Officer--West Coast
Columbia Management Advisors, Inc.          Columbia Management Advisors, Inc.




Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA COMMON STOCK FUND

The Board of Directors for Columbia Common Stock Fund approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will cover the six-month period through February 2004.

For the eight months ended August 31, 2003, Columbia Common Stock Fund class A shares returned 15.49% without sales charge. This was slightly less than the S&P 500 Index, which returned 15.95% over the same period. The fund's performance surpassed the average return of its peer group, the Lipper Large Cap Core Category, which was 14.62%. 1 Strong stock selection in consumer discretionary and finance helped performance relative to the peer group. In addition, the fund's overweight in the consumer discretionary sector and underweight in the consumer staples sector benefited returns.

STOCKS DECLINED EARLY IN PERIOD, SOARED IN SECOND HALF

In the first three months of 2003, the sluggish stock market reflected investor fears of impending war in Iraq, rising unemployment and generally weak economic growth. During this period, we built up our positions in out-of-favor cyclical stocks, particularly in the travel sector. The fund benefited from increased exposure to the travel and leisure industries through investments in Carnival, which we later sold at a profit, as well as Royal Caribbean Cruises and Hilton Hotels (1.1% and 0.6% of net assets, respectively). 2 We also added shares of Target and Dollar General in the retail area (1.6% and 0.9% of net assets, respectively) as well as Home Depot, which is no longer in the portfolio.

In the last five months of the period, investor psychology shifted. The
United States declared a swift military victory in Iraq and corporate profits rose, a sign that the economy might finally be on the mend. Home mortgage and US Treasury rates reached 45-year lows, and prospects of lower tax rates on income and dividends added to the positive mood. Stocks rallied, and we took profits on some of the cyclical and retail stocks we had purchased earlier in the period.

STRONG RETURNS FROM FINANCIALS, TECHNOLOGY

Financial stocks performed well during the period and our emphasis in that sector helped performance. Our investments in J.P. Morgan Chase, Citigroup, Merrill Lynch and American Express (0.5%, 4.9%, 1.0% and 2.0% of net assets, respectively) did well. All four companies posted gains as the economy strengthened over the summer. We made a strategic decision to increase our exposure to technology throughout the period, with an emphasis on mid cap rather than the largest semiconductor companies. Our selection of Silicon Laboratories, VERITAS Software and National Semiconductor (0.8%, 0.7% and 0.7% of net assets, respectively) helped performance when these companies' returns outpaced those of their large cap counterparts. Strong stock selection in the technology sector helped performance as tech stocks rallied during the summer.

The fund remained sharply underweight in both the more defensive consumer staples and utilities sectors. With the prospect of improved economic growth, we believe there are better opportunities elsewhere.

                       PERFORMANCE OF A $10,000 INVESTMENT
                                8/31/93 - 8/31/03

                         WITHOUT            WITH
                       SALES CHARGE      SALES CHARGE
                       ------------      ------------
Class A                 $ 22,132           $ 20,856
Class B                   21,975             21,975
Class D                   21,962             21,743
Class Z                   22,200               n/a

              ----------------------------------------------------
                                GROWTH OF $10,000
                                  OVER 10 YEARS


        (MOUNTAIN CHART)

            CLASS A SHARES              CLASS A SHARES WITH
         WITHOUT SALES CHARGE              SALES CHARGE          S&P 500 INDEX
         --------------------              ------------          -------------
08/31/93        $10000.00                   $ 9425.00             $10000.00
                 10069.00                     9490.00               9923.00
                 10177.00                     9592.00              10128.00
                 10019.00                     9443.00              10032.00
                 10246.00                     9657.00              10154.00
                 10574.00                     9966.00              10499.00
                 10380.00                     9783.00              10213.00
                  9984.00                     9410.00               9768.00
                 10132.00                     9549.00               9893.00
                 10327.00                     9733.00              10055.00
                  9984.00                     9410.00               9809.00
                 10382.00                     9785.00              10131.00
                 10706.00                    10090.00              10546.00
                 10443.00                     9842.00              10288.00
                 10497.00                     9893.00              10519.00
                 10239.00                     9650.00              10136.00
                 10456.00                     9855.00              10286.00
                 10546.00                     9939.00              10553.00
                 10980.00                    10349.00              10964.00
                 11207.00                    10563.00              11288.00
                 11332.00                    10680.00              11619.00
                 11699.00                    11026.00              12084.00
                 11872.00                    11190.00              12365.00
                 12325.00                    11616.00              12775.00
                 12435.00                    11720.00              12807.00
                 12866.00                    12126.00              13347.00
                 12684.00                    11955.00              13299.00
                 13256.00                    12494.00              13883.00
                 13679.00                    12893.00              14151.00
                 13936.00                    13135.00              14632.00
                 14150.00                    13336.00              14768.00
                 14444.00                    13613.00              14910.00
                 14643.00                    13801.00              15129.00
                 14945.00                    14086.00              15520.00
                 15041.00                    14176.00              15579.00
                 14338.00                    13514.00              14890.00
                 14922.00                    14064.00              15204.00
                 15507.00                    14615.00              16060.00
                 15558.00                    14663.00              16504.00
                 16611.00                    15656.00              17751.00
                 16510.00                    15560.00              17400.00
                 17058.00                    16077.00              18487.00
                 17220.00                    16230.00              18631.00
                 16969.00                    15993.00              17866.00
                 17442.00                    16439.00              18932.00
                 18457.00                    17396.00              20085.00
                 19214.00                    18109.00              20985.00
                 20586.00                    19402.00              22655.00
                 19983.00                    18834.00              21387.00
                 20836.00                    19638.00              22559.00
                 20048.00                    18895.00              21805.00
                 20359.00                    19188.00              22815.00
                 20697.00                    19507.00              23207.00
                 20819.00                    19622.00              23465.00
                 21993.00                    20729.00              25157.00
                 23036.00                    21711.00              26445.00
                 23054.00                    21728.00              26712.00
                 22602.00                    21303.00              26252.00
                 23940.00                    22564.00              27318.00
                 23667.00                    22306.00              27029.00
                 20150.00                    18992.00              23120.00
                 21196.00                    19977.00              24602.00
                 22481.00                    21188.00              26602.00
                 23888.00                    22514.00              28215.00
                 26136.00                    24633.00              29840.00
                 27335.00                    25764.00              31087.00
                 26649.00                    25117.00              30120.00
                 28054.00                    26441.00              31325.00
                 28494.00                    26856.00              32537.00
                 27733.00                    26139.00              31769.00
                 29727.00                    28018.00              33533.00
                 28815.00                    27158.00              32486.00
                 28290.00                    26664.00              32327.00
                 27764.00                    26168.00              31441.00
                 29416.00                    27725.00              33432.00
                 30466.00                    28715.00              34110.00
                 32870.00                    30980.00              36119.00
                 31618.00                    29800.00              34306.00
                 32892.00                    31001.00              33658.00
                 36280.00                    34194.00              36950.00
                 35144.00                    33123.00              35837.00
                 33644.00                    31709.00              35103.00
                 35158.00                    33136.00              35970.00
                 34736.00                    32738.00              35409.00
                 36886.00                    34765.00              37608.00
                 34123.00                    32161.00              35622.00
                 33041.00                    31141.00              35472.00
                 30401.00                    28653.00              32677.00
                 30988.00                    29206.00              32837.00
                 31574.00                    29758.00              34003.00
                 28148.00                    26530.00              30902.00
                 26352.00                    24837.00              28943.00
                 28402.00                    26769.00              31192.00
                 28530.00                    26890.00              31400.00
                 27754.00                    26158.00              30637.00
                 27207.00                    25643.00              30337.00
                 25349.00                    23892.00              28438.00
                 22918.00                    21600.00              26140.00
                 23351.00                    22009.00              26640.00
                 25184.00                    23736.00              28683.00
                 25537.00                    24069.00              28935.00
                 24847.00                    23419.00              28513.00
                 24336.00                    22936.00              27962.00
                 25153.00                    23707.00              29014.00
                 23466.00                    22116.00              27256.00
                 23491.00                    22141.00              27054.00
                 21727.00                    20478.00              25128.00
                 19720.00                    18586.00              23170.00
                 19925.00                    18779.00              23321.00
                 17827.00                    16802.00              20786.00
                 19297.00                    18188.00              22615.00
                 20577.00                    19394.00              23947.00
                 19161.00                    18059.00              22541.00
                 18724.00                    17647.00              21951.00
                 18352.00                    17296.00              21622.00
                 18454.00                    17393.00              21831.00
                 19920.00                    18774.00              23630.00
                 20832.00                    19634.00              24875.00
                 21051.00                    19840.00              25194.00
                 21448.00                    20215.00              25637.00
08/31/03         22132.00                    20856.00              26130.00


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on August 31, 1993, and reinvestment of income and capital gains distributions. The S&P 500 Index tracks the performance of 500 large-capitalization US stocks. Unlike the fund, indexes are not investments, do not incur fees, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

OPTIMISTIC OUTLOOK

We believe the combination of reduced tax rates, lower mortgage payments and recent stock markets gains will continue to create a positive economic backdrop. While we don't rule out a setback in the coming year, we believe we will continue to see improved earnings growth from companies forming the S&P 500. And, we have the portfolio positioned for a recovering economy.

SCOTT DRYSDALE, RON GIBBS, GUY POPE AND TRENT E. NEVILLS
FOR THE LARGE CAP CORE INVESTMENT TEAM

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments.

_____________________
1 Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.
2 Holdings are disclosed as of August 31, 2003 and are subject to change.


                        TOP TEN HOLDINGS % of net assets
                                 August 31, 2003

Citigroup                                     4.9
Microsoft                                     3.6
General Electric                              3.2
Pfizer                                        2.9
Bank of America                               2.1
American Express                              2.0
Kohl's                                        1.9
Johnson & Johnson                             1.6
Altria Group                                  1.6
Target                                        1.6

                        --------------------------------
                        TOP FIVE SECTORS % of net assets
                                 August 31, 2003

Financials                                   20.6
Information technology                       19.1
Consumer discretionary                       19.1
Health care                                  13.4
Industrials                                  12.1

Because the fund is actively managed, there is no guarantee the fund will continue to maintain these holdings and sectors in the future.



                                         AVERAGE ANNUAL TOTAL RETURN As of August 31, 2003 (%)

                              CLASS A                   CLASS B                 CLASS D               CLASS Z
----------------------------------------------------------------------------------------------------------------
Inception date                11/1/02                   11/1/02                  11/1/02              10/1/91
----------------------------------------------------------------------------------------------------------------
                       WITHOUT       WITH       WITHOUT        WITH       WITHOUT        WITH         WITHOUT
                    SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE  SALES CHARGE  SALES CHARGE
----------------------------------------------------------------------------------------------------------------
8-month (cumulative)   15.49         8.85         14.82         9.82       14.68        12.54         15.76
----------------------------------------------------------------------------------------------------------------
1-year                 11.06         4.68         10.28         5.28       10.21         8.10         11.40
----------------------------------------------------------------------------------------------------------------
5-year                  1.89         0.69          1.74         1.44        1.73         1.52          1.95
----------------------------------------------------------------------------------------------------------------
10-year                 8.27         7.63          8.19         8.19        8.19         8.08          8.30
----------------------------------------------------------------------------------------------------------------





                                         AVERAGE ANNUAL TOTAL RETURN As of June 30, 2003 (%)

                              CLASS A                   CLASS B                 CLASS D               CLASS Z
----------------------------------------------------------------------------------------------------------------
Inception date                11/1/02                   11/1/02                  11/1/02              10/1/91
----------------------------------------------------------------------------------------------------------------
                       WITHOUT       WITH       WITHOUT        WITH       WITHOUT        WITH         WITHOUT
                    SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE  SALES CHARGE  SALES CHARGE
----------------------------------------------------------------------------------------------------------------
8-month (cumulative)    9.07        2.80          8.47         3.47        8.47           6.39         9.36
----------------------------------------------------------------------------------------------------------------
1-year                 -3.12       -8.71         -3.66        -8.46       -3.66          -5.57        -2.87
----------------------------------------------------------------------------------------------------------------
5-year                 -2.55       -3.69         -2.65        -2.94       -2.65          -2.85        -2.50
----------------------------------------------------------------------------------------------------------------
10-year                 8.19        7.55          8.13         8.13        8.13           8.02         8.22
----------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions, if any. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class D sales charge of 1% which also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B and D would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA GROWTH FUND

The Board of Directors for Columbia Growth Fund approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

For the eight-month period ended August 31, 2003, Columbia Growth Fund's class A shares returned 18.15% without sales charge. The fund did better than both the S&P 500 Index and the Lipper Large Cap Growth Funds Category average, which returned 15.95% and 17.99%, respectively. 1 The fund benefited from strong stock selection in health care and financial services, as well as above-average weightings in the top performing technology and consumer discretionary sectors. Selected energy services, technology and pharmaceutical stocks detracted slightly from the fund's returns relative to the Russell 1000 Growth Index, which returned 18.78% over the same period.

STRENGTH FROM HEALTH CARE AND FINANCIAL SERVICES

Health care was the biggest driver of fund performance. Top performers included Amgen, a biotechnology company whose sales exceeded expectations; Teva Pharmaceutical Industries, a generic drug company benefiting as patents on certain branded drugs expire; and St. Jude Medical, a medical device company with a strong pipeline of new products (2.8%, 1.3% and 1.0% of net assets, respectively). 2 In financial services, the fund did well by focusing on companies that would benefit from increased capital markets activity, including both Goldman Sachs Group and Citigroup (1.1% and 3.0% of net assets, respectively).

GAINS FROM CYCLICAL BIAS

We invested heavily in areas that would benefit from an economic recovery. In technology, we targeted semiconductor companies that are taking advantage of growing consumer interest in the wireless Internet (or WiFi) and video gaming. We also focused on companies benefiting from the rapid deployment of broadband, including eBay and Cisco Systems (1.3% and 3.0% of net assets, respectively). These themes worked well. Lexmark International, which makes printers and printer cartridges, and NVIDIA which makes chips for video games (0.4% and 0.5% of net assets, respectively) sank, however, after missing earnings expectations. We reduced our stakes in both.

During the summer, we added to software and information technology services companies that stand to gain as corporations start upgrading outdated systems. We also boosted our investments in retailers Chico's FAS, Target and Kohl's (1.2%, 2.0% and 1.9% of net assets, respectively), whose stock prices rose in advance of the strong back-to-school and fall buying season. We later trimmed these positions and took profits.

DISAPPOINTMENTS IN ENERGY SERVICES AND PHARMACEUTICALS

We had an above-average stake in energy service stocks, expecting them to benefit from the industry's demand/supply imbalance. Instead, companies that we thought would spend more on exploration and drilling chose to use more of their cash flow to pay down debt. We do expect a more meaningful pick-up in spending, which will increase drilling activity at some point soon. As a result, we are maintaining our commitment to the area. Branded pharmaceutical companies, including Pfizer and Wyeth (5.2% and 0.9% of net assets, respectively), also produced lackluster returns despite attractive valuations.

OPTIMISTIC OUTLOOK FOR ECONOMY AND STOCKS

We expect the economy to improve, buoyed by fiscal and monetary stimulus here and abroad, and a return to more normal spending activities by corporations who have, up to now, largely repaired balance sheets and built up cash. Companies are enjoying improved

                       PERFORMANCE OF A $10,000 INVESTMENT
                                8/31/93 - 8/31/03

                WITHOUT SALES CHARGE    WITH SALES CHARGE
                --------------------    -----------------
Class A              $  19,517               $  18,395
Class B                 19,406                  19,406
Class D                 19,414                  19,218
Class G                 19,422                  19,422
Class Z                 19,588                   n/a

                        ---------------------------------
                                GROWTH OF $10,000
                                  OVER 10 YEARS


        (MOUNTAIN CHART)

           CLASS A SHARES                 CLASS A SHARES    S&P 500         RUSSELL 1000
        WITHOUT SALES CHARGE            WITH SALES CHARGE    INDEX          GROWTH INDEX
        --------------------            -----------------    -----          ------------
08/31/93       10000.00                     $ 9425.00      $10000.00          $10000.00
               10137.00                       9554.00        9923.00            9926.00
               10327.00                       9733.00       10128.00           10202.00
               10075.00                       9495.00       10032.00           10134.00
               10375.00                       9778.00       10154.00           10308.00
               10705.00                      10089.00       10499.00           10547.00
               10653.00                      10041.00       10213.00           10354.00
               10021.00                       9444.00        9768.00            9854.00
               10123.00                       9541.00        9893.00            9899.00
               10154.00                       9570.00       10055.00           10050.00
                9772.00                       9210.00        9809.00            9752.00
               10186.00                       9600.00       10131.00           10086.00
               10575.00                       9967.00       10546.00           10648.00
               10319.00                       9726.00       10288.00           10504.00
               10512.00                       9907.00       10519.00           10751.00
               10166.00                       9581.00       10136.00           10406.00
               10309.00                       9717.00       10286.00           10580.00
               10334.00                       9740.00       10553.00           10807.00
               10836.00                      10213.00       10964.00           11260.00
               11226.00                      10581.00       11288.00           11588.00
               11384.00                      10729.00       11619.00           11842.00
               11641.00                      10972.00       12084.00           12254.00
               12081.00                      11386.00       12365.00           12727.00
               12558.00                      11836.00       12775.00           13257.00
               12778.00                      12043.00       12807.00           13271.00
               13114.00                      12360.00       13347.00           13883.00
               12778.00                      12043.00       13299.00           13893.00
               13576.00                      12795.00       13883.00           14433.00
               13710.00                      12922.00       14151.00           14516.00
               13853.00                      13056.00       14632.00           15000.00
               14487.00                      13654.00       14768.00           15275.00
               14436.00                      13606.00       14910.00           15295.00
               14914.00                      14057.00       15129.00           15697.00
               15347.00                      14464.00       15520.00           16245.00
               15342.00                      14460.00       15579.00           16268.00
               14193.00                      13377.00       14890.00           15314.00
               14675.00                      13832.00       15204.00           15709.00
               15534.00                      14641.00       16060.00           16853.00
               15809.00                      14900.00       16504.00           16954.00
               16773.00                      15809.00       17751.00           18227.00
               16560.00                      15608.00       17400.00           17870.00
               17142.00                      16156.00       18487.00           19123.00
               17157.00                      16170.00       18631.00           18993.00
               16284.00                      15347.00       17866.00           17965.00
               17091.00                      16109.00       18932.00           19158.00
               18255.00                      17206.00       20085.00           20541.00
               19015.00                      17921.00       20985.00           21363.00
               20701.00                      19511.00       22655.00           23252.00
               19942.00                      18795.00       21387.00           21891.00
               20733.00                      19541.00       22559.00           22968.00
               20211.00                      19049.00       21805.00           22119.00
               20771.00                      19576.00       22815.00           23059.00
               20916.00                      19713.00       23207.00           23317.00
               21477.00                      20242.00       23465.00           24014.00
               23055.00                      21729.00       25157.00           25820.00
               24146.00                      22757.00       26445.00           26850.00
               24218.00                      22825.00       26712.00           27221.00
               23634.00                      22275.00       26252.00           26448.00
               25426.00                      23964.00       27318.00           28066.00
               25055.00                      23614.00       27029.00           27881.00
               20931.00                      19727.00       23120.00           23696.00
               21711.00                      20463.00       24602.00           25516.00
               22929.00                      21611.00       26602.00           27567.00
               24440.00                      23035.00       28215.00           29665.00
               27268.00                      25700.00       29840.00           32341.00
               28986.00                      27319.00       31087.00           34239.00
               28024.00                      26412.00       30120.00           32675.00
               29725.00                      28016.00       31325.00           34397.00
               29781.00                      28069.00       32537.00           34441.00
               29037.00                      27367.00       31769.00           33384.00
               31238.00                      29442.00       33533.00           35721.00
               30147.00                      28414.00       32486.00           34585.00
               29321.00                      27635.00       32327.00           35149.00
               28776.00                      27121.00       31441.00           34411.00
               30388.00                      28640.00       33432.00           37009.00
               31849.00                      30018.00       34110.00           39007.00
               34365.00                      32389.00       36119.00           43064.00
               33193.00                      31285.00       34306.00           41044.00
               35075.00                      33059.00       33658.00           43051.00
               38793.00                      36563.00       36950.00           46134.00
               37211.00                      35071.00       35837.00           43938.00
               34863.00                      32858.00       35103.00           41723.00
               37955.00                      35773.00       35970.00           44886.00
               37750.00                      35579.00       35409.00           43014.00
               40793.00                      38447.00       37608.00           46907.00
               37223.00                      35083.00       35622.00           42469.00
               35016.00                      33003.00       35472.00           40461.00
               30863.00                      29088.00       32677.00           34497.00
               31635.00                      29816.00       32837.00           33407.00
               33428.00                      31506.00       34003.00           35715.00
               28100.00                      26484.00       30902.00           29651.00
               25037.00                      23597.00       28943.00           26425.00
               28172.00                      26552.00       31192.00           29767.00
               27870.00                      26268.00       31400.00           29330.00
               27263.00                      25695.00       30637.00           28649.00
               26093.00                      24593.00       30337.00           27933.00
               23844.00                      22473.00       28438.00           25648.00
               21262.00                      20039.00       26140.00           23088.00
               22461.00                      21169.00       26640.00           24301.00
               24812.00                      23386.00       28683.00           26636.00
               24864.00                      23435.00       28935.00           26585.00
               23843.00                      22472.00       28513.00           26115.00
               22581.00                      21283.00       27962.00           25031.00
               23446.00                      22098.00       29014.00           25897.00
               21486.00                      20251.00       27256.00           23784.00
               21232.00                      20012.00       27054.00           23208.00
               19116.00                      18016.00       25128.00           21062.00
               17275.00                      16281.00       23170.00           19903.00
               17537.00                      16529.00       23321.00           19963.00
               15745.00                      14840.00       20786.00           17893.00
               17069.00                      16088.00       22615.00           19533.00
               17830.00                      16805.00       23947.00           20594.00
               16522.00                      15572.00       22541.00           19171.00
               16157.00                      15228.00       21951.00           18705.00
               16061.00                      15138.00       21622.00           18619.00
               16323.00                      15384.00       21831.00           18965.00
               17577.00                      16566.00       23630.00           20367.00
               18433.00                      17373.00       24875.00           21383.00
               18615.00                      17545.00       25194.00           21678.00
               19019.00                      17925.00       25637.00           22218.00
08/31/03       19517.00                      18395.00       26130.00           22770.00


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on August 31, 1993, and reinvestment of income and capital gains distributions. The S&P 500 Index tracks the performance of 500 widely held large-capitalization US stocks. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values (the Russell 1000 Index measures the performance of the 1000 largest US companies based on total market capitalization). Unlike the fund, indices are not investments, do not incur fees, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

earnings, largely the result of previous cost cuts. Going forward, we expect corporations to experience an increase in sales growth that should provide more earnings growth next year and continue to support stock prices. Our strategy is to maintain our cyclical bias as long as we believe investors are underestimating the magnitude of upcoming economic and profit recoveries. Across all sectors, we will continue to look for companies with strong competitive positions and attractive valuations that seem poised for positive fundamental change and above-average earnings growth.

ALEXANDER S. MACMILLAN AND PAUL J. BERLINGUET
CO-PORTFOLIO MANAGERS

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments.

____________________
1 Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.
2 Holdings are disclosed as of August 31, 2003 and are subject to change.

                        TOP TEN HOLDINGS % of net assets
                                 August 31, 2003

Pfizer                                        5.2
Intel                                         4.8
Microsoft                                     4.6
General Electric                              4.1
Cisco Systems                                 3.0
Citigroup                                     3.0
Amgen                                         2.8
Wal-Mart Stores                               2.6
Dell                                          2.1
Target                                        2.0

                        --------------------------------
                        TOP FIVE SECTORS % of net assets
                                 August 31, 2003

Information technology                       28.7
Health care                                  24.1
Consumer discretionary                       18.6
Consumer staples                             10.1
Financials                                    6.7

Because the fund is actively managed, there is no guarantee the fund will continue to maintain these holdings and sectors in the future.



                                                   AVERAGE ANNUAL TOTAL RETURN As of August 31, 2003 (%)

                         CLASS A                   CLASS B                    CLASS D                   CLASS G           CLASS Z
-----------------------------------------------------------------------------------------------------------------------------------
Inception date           11/1/02                   11/1/02                    11/1/02                   11/1/02           6/16/67
-----------------------------------------------------------------------------------------------------------------------------------
                  WITHOUT       WITH        WITHOUT      WITH        WITHOUT      WITH        WITHOUT        WITH        WITHOUT
              SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE  SALES CHARGE
-----------------------------------------------------------------------------------------------------------------------------------
8-month (cumulative) 18.15      11.35       17.53        12.53       17.58        15.41       17.57         12.57          18.47
-----------------------------------------------------------------------------------------------------------------------------------
1-year               11.31       4.90       10.67         5.67       10.72         8.64       10.76          5.76         11.71
-----------------------------------------------------------------------------------------------------------------------------------
5-year               -1.39      -2.55       -1.50        -1.81       -1.49        -1.69       -1.48         -1.94         -1.32
-----------------------------------------------------------------------------------------------------------------------------------
10-year               6.92       6.28        6.85         6.85        6.86         6.75        6.86          6.86          6.95
-----------------------------------------------------------------------------------------------------------------------------------




                                                     AVERAGE ANNUAL TOTAL RETURN As of June 30, 2003 (%)

                         CLASS A                   CLASS B                    CLASS D                   CLASS G           CLASS Z
-----------------------------------------------------------------------------------------------------------------------------------
Inception date           11/1/02                   11/1/02                    11/1/02                   11/1/02           6/16/67
-----------------------------------------------------------------------------------------------------------------------------------
                  WITHOUT       WITH        WITHOUT        WITH      WITHOUT      WITH        WITHOUT        WITH        WITHOUT
              SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE  SALES CHARGE
-----------------------------------------------------------------------------------------------------------------------------------
8-month (cumulative)  9.06       2.79        8.64         3.64        8.60        6.52          8.64         3.64           9.39
-----------------------------------------------------------------------------------------------------------------------------------
1-year               -2.61      -8.21       -2.99        -7.84       -3.03       -4.95         -2.99        -7.84          -2.32
-----------------------------------------------------------------------------------------------------------------------------------
5-year               -6.05      -7.15       -6.12        -6.41       -6.13       -6.32         -6.12        -6.56          -5.99
-----------------------------------------------------------------------------------------------------------------------------------
10-year               6.86       6.23        6.82         6.82        6.81        6.71          6.82         6.82           6.89
-----------------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions, if any. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through the first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class D sales charge of 1% which also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. For class G shares, the CDSC for the holding period after purchase is as follows: through first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, D and G (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, D and G would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA INTERNATIONAL STOCK FUND

The Board of Directors for Columbia International Stock Fund approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

For the eight-month period ended August 31, 2003, Columbia International
Stock Fund class A shares returned 12.84% without sales charge. The fund trailed the MSCI All Country World Free Ex US Index, which returned 17.46% during the same period. Two factors were largely responsible for the fund's underperformance relative to its benchmark. First, the fund had a relatively small allocation to lower-quality companies, such as banks in Japan and insurance companies in Europe. While this benefited the fund early in 2003, performance suffered when these companies rebounded in the spring and summer. Second, early in the period, investments in Asia, exclusive of Japan, were negatively affected by the SARS (severe acute respiratory syndrome) epidemic, which dampened economic activity and hurt Asia's tourism industry.

AN IMPROVED INVESTMENT ENVIRONMENT

Over the eight-month period, the investment environment changed dramatically. At the outset, uncertainty about the war in Iraq, SARS and the global economic slowdown weighed heavily on investor sentiment. Once the official end of the war was declared and SARS appeared to be contained, investors began focusing on data that projected improved economic growth in the second half of 2003 and into 2004. Against this backdrop, investors returned to the stock market, and stock valuations rose from very low levels. While European markets made strong gains, Asian markets--particularly Thailand, Hong Kong and India--were standouts.

JAPAN ACCOUNTED FOR THE BIGGEST COUNTRY COMMITMENT

We became more positive about Japan where we increased our investment from 17.8% to 23.2% of net assets. For many Japanese companies, extensive restructuring over the last few years has paid off in robust profit growth, which in turn has led to attractive valuations. Dividend yields on stocks have increased, and in many cases, stocks currently yield more than bonds. Deflationary pressures have eased. And while interest rates remain low, they have moved higher. To take advantage of this improved environment, we returned to the financial sector for the first time in many years and invested in UFJ Holdings, a large Japanese bank, and Millea Holdings, an insurance company (0.7% and 1.4% of net assets, respectively). 1 We also added Nissan Motor and Matsushita Electric Industrial, which makes Panasonic brand products (0.4% and 2.0% of net assets, respectively).

Among emerging markets, our biggest allocation--at 4.3% of the fund's net assets--was to Thailand. Investments in Thailand aided performance, as the country's solid political leadership and strong economic recovery attracted investor interest. The country's low interest rates have sparked an increase in consumer spending. Additionally, stock valuations remain attractive and profit growth is robust. Emphasizing the consumer area, we added Big C Supercenter, a large retailer, and Land and Houses PCL, a leading residential construction company (0.5% and 1.2% of net assets, respectively).

                       PERFORMANCE OF A $10,000 INVESTMENT
                                8/31/93 - 8/31/03

                        WITHOUT            WITH
                     SALES CHARGE      SALES CHARGE
                     ------------      ------------
Class A                $ 16,013           $ 15,088
Class B                  15,858             15,858
Class D                  15,914             15,753
Class Z                  16,098               n/a


                           ---------------------------
                                GROWTH OF $10,000
                                  OVER 10 YEARS
(MOUNTAIN CHART)



                                                                   MSCI ALL COUNTRY
              CLASS A SHARES                 CLASS A SHARES            WORLD FREE             MSCI EAFE
            WITHOUT SALES CHARGE            WITH SALES CHARGE         EX US INDEX               INDEX
            --------------------            -----------------         -----------               -----
08/31/93        $10000.00                       $ 9425.00              $10000.00              $10000.00
                  9940.00                         9368.00                9794.00                9775.00
                 10374.00                         9778.00               10149.00               10076.00
                 10034.00                         9457.00                9375.00                9195.00
                 11293.00                        10644.00               10106.00                9859.00
                 11886.00                        11203.00               10937.00               10692.00
                 11782.00                        11104.00               10854.00               10663.00
                 11250.00                        10603.00               10357.00               10203.00
                 11546.00                        10882.00               10708.00               10636.00
                 11441.00                        10783.00               10711.00               10575.00
                 11494.00                        10833.00               10787.00               10724.00
                 11537.00                        10874.00               10963.00               10827.00
                 11878.00                        11195.00               11332.00               11084.00
                 11478.00                        10818.00               11051.00               10734.00
                 11834.00                        11154.00               11348.00               11092.00
                 11225.00                        10580.00               10801.00               10558.00
                 11016.00                        10383.00               10776.00               10625.00
                 10175.00                         9590.00               10287.00               10217.00
                  9998.00                         9423.00               10231.00               10187.00
                 10378.00                         9782.00               10809.00               10823.00
                 10609.00                         9999.00               11231.00               11230.00
                 10485.00                         9882.00               11180.00               11096.00
                 10441.00                         9840.00               11026.00               10902.00
                 11132.00                        10492.00               11651.00               11581.00
                 10946.00                        10317.00               11247.00               11140.00
                 11212.00                        10567.00               11439.00               11357.00
                 11087.00                        10450.00               11134.00               11052.00
                 11309.00                        10659.00               11395.00               11359.00
                 11584.00                        10918.00               11847.00               11817.00
                 11735.00                        11060.00               12009.00               11865.00
                 11735.00                        11060.00               12009.00               11906.00
                 12169.00                        11469.00               12234.00               12158.00
                 12630.00                        11904.00               12604.00               12512.00
                 12833.00                        12095.00               12415.00               12282.00
                 13064.00                        12313.00               12478.00               12350.00
                 12390.00                        11678.00               12064.00               11990.00
                 12585.00                        11861.00               12135.00               12016.00
                 12904.00                        12162.00               12436.00               12336.00
                 12833.00                        12096.00               12312.00               12210.00
                 13330.00                        12564.00               12787.00               12696.00
                 13506.00                        12729.00               12639.00               12532.00
                 13497.00                        12721.00               12406.00               12093.00
                 13877.00                        13079.00               12633.00               12292.00
                 14013.00                        13207.00               12607.00               12336.00
                 14344.00                        13519.00               12714.00               12401.00
                 15172.00                        14299.00               13498.00               13209.00
                 15892.00                        14978.00               14244.00               13937.00
                 16369.00                        15428.00               14531.00               14162.00
                 15102.00                        14234.00               13388.00               13104.00
                 16135.00                        15207.00               14112.00               13838.00
                 15015.00                        14152.00               12910.00               12774.00
                 14948.00                        14088.00               12748.00               12644.00
                 15055.00                        14190.00               12895.00               12754.00
                 15176.00                        14303.00               13280.00               13337.00
                 15792.00                        14884.00               14166.00               14193.00
                 16330.00                        15391.00               14656.00               14630.00
                 16737.00                        15775.00               14762.00               14746.00
                 16968.00                        15992.00               14493.00               14673.00
                 17022.00                        16043.00               14440.00               14785.00
                 17121.00                        16137.00               14577.00               14934.00
                 14791.00                        13940.00               12521.00               13084.00
                 14011.00                        13206.00               12257.00               12682.00
                 15143.00                        14273.00               13542.00               14004.00
                 16199.00                        15268.00               14269.00               14721.00
                 16988.00                        16011.00               14760.00               15301.00
                 17504.00                        16498.00               14744.00               15255.00
                 17075.00                        16094.00               14413.00               14892.00
                 17516.00                        16509.00               15110.00               15513.00
                 18055.00                        17017.00               15865.00               16141.00
                 17418.00                        16417.00               15119.00               15310.00
                 18308.00                        17255.00               15815.00               15907.00
                 19055.00                        17959.00               16185.00               16379.00
                 19472.00                        18353.00               16242.00               16440.00
                 19879.00                        18736.00               16350.00               16606.00
                 20957.00                        19752.00               16959.00               17228.00
                 23595.00                        22239.00               17637.00               17826.00
                 26828.00                        25285.00               19320.00               19427.00
                 25546.00                        24077.00               18270.00               18193.00
                 27239.00                        25673.00               18764.00               18683.00
                 26793.00                        25252.00               19469.00               19408.00
                 24569.00                        23156.00               18383.00               18387.00
                 22665.00                        21361.00               17912.00               17938.00
                 23605.00                        22248.00               18675.00               18640.00
                 22524.00                        21229.00               17938.00               17859.00
                 23207.00                        21872.00               18160.00               18014.00
                 21772.00                        20521.00               17152.00               17137.00
                 20797.00                        19601.00               16607.00               16732.00
                 19857.00                        18715.00               15863.00               16105.00
                 20757.00                        19563.00               16404.00               16677.00
                 20644.00                        19457.00               16650.00               16668.00
                 19534.00                        18411.00               15331.00               15418.00
                 18184.00                        17138.00               14247.00               14390.00
                 19308.00                        18198.00               15216.00               15390.00
                 19012.00                        17919.00               14796.00               14847.00
                 18394.00                        17337.00               14229.00               14239.00
                 17791.00                        16768.00               13912.00               13980.00
                 17453.00                        16450.00               13567.00               13626.00
                 15725.00                        14821.00               12128.00               12246.00
                 16161.00                        15232.00               12467.00               12560.00
                 16541.00                        15590.00               13037.00               13023.00
                 16923.00                        15950.00               13205.00               13100.00
                 16176.00                        15246.00               12640.00               15426.00
                 16290.00                        15353.00               12731.00               12491.00
                 17049.00                        16068.00               13407.00               13226.00
                 17134.00                        16149.00               13510.00               13253.00
                 17304.00                        16309.00               13657.00               13421.00
                 16840.00                        15872.00               13067.00               12887.00
                 15392.00                        14507.00               11793.00               11615.00
                 15252.00                        14375.00               11794.00               11588.00
                 13690.00                        12903.00               10544.00               10344.00
                 14187.00                        13371.00               11109.00               10899.00
                 14639.00                        13798.00               11644.00               11394.00
                 14202.00                        13385.00               11269.00               11011.00
                 13565.00                        12785.00               10873.00               10552.00
                 13367.00                        12599.00               10653.00               10310.00
                 13268.00                        12505.00               10446.00               10108.00
                 14187.00                        13371.00               11453.00               11099.00
                 14964.00                        14104.00               12183.00               11772.00
                 15232.00                        14356.00               12520.00               12056.00
                 15642.00                        14742.00               12853.00               12348.00
08/31/03         16013.00                        15088.00               13240.00               12646.00

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on August 31, 1993, and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International (MSCI) AC World Free Ex US Index is an unmanaged Index representing both developed and emerging markets of 49 countries, excluding the U.S. The MSCI EAFE Index, also an unmanaged index, is a market-weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australia, and the Far East. The MSCI EAFE Index is the former benchmark of the fund. Unlike the fund, indices are not investments, do not incur fees and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

LOOKING FORWARD TO A GLOBAL ECONOMIC RECOVERY

We believe we are in a synchronous global recovery, brought about by support from leading central banks, which have lowered interest rates as part of their aggressive monetary policies. According to a recent report of the Organization for Economic Cooperation and Development (OECD), leading economic indicators for nearly all major countries stabilized in April, started to improve in May and had a sharp improvement in June. We believe these indicators are a precursor to more positive economic news in the coming months. We think the fund is well positioned to take advantage of an improving economic environment.

JAMES M. MCALEAR
PORTFOLIO MANAGER

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund invests in foreign securities, which have special risks, including political or economic instability and higher transaction costs; different regulations, accounting standards, trading practices and levels of information; and currency exchange rate fluctuations.

______________________
1 Holdings are disclosed as of August 31, 2003 and are subject to change.

                        TOP TEN HOLDINGS % of net assets
                                 August 31, 2003

Vodafone Group                                2.3
Credit Suisse Group                           2.2
Matsushita Electric Industrial                2.0
Mitsubishi Estate                             2.0
BP PLC, ADR                                   1.8
Amadeus Global Travel Distribution            1.7
NTT DoCoMo                                    1.6
Allianz AG                                    1.6
BHP Billiton                                  1.5
Telefonica SA                                 1.5

                          ----------------------------
                       TOP FIVE COUNTRIES % of net assets
                                 August 31, 2003

Japan                                        23.2
United Kingdom                               19.1
France                                        7.3
Spain                                         6.1
Switzerland                                   5.5

Because the fund is actively managed, there is no guarantee the fund will continue to maintain these holdings and country weightings in the future.



                                            AVERAGE ANNUAL TOTAL RETURN As of August 31, 2003 (%)

                                   A                        B                            D                Z
-----------------------------------------------------------------------------------------------------------------
Inception date                  11/1/02                  11/1/02                      11/1/02          10/1/92
-----------------------------------------------------------------------------------------------------------------
                         WITHOUT        WITH       WITHOUT       WITH         WITHOUT        WITH      WITHOUT
                       SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE
-----------------------------------------------------------------------------------------------------------------
8-month (cumulative)      12.84        6.35         12.08          7.08        12.48         10.37       13.43
-----------------------------------------------------------------------------------------------------------------
1-year                     5.06       -0.97          4.04         -0.96         4.41          2.37        5.62
-----------------------------------------------------------------------------------------------------------------
5-year                     1.60        0.41          1.41          1.09         1.48          1.27        1.71
-----------------------------------------------------------------------------------------------------------------
10-year                    4.82        4.20          4.72          4.72         4.76          4.65        4.88
-----------------------------------------------------------------------------------------------------------------





                                             AVERAGE ANNUAL TOTAL RETURN As of June 30, 2003 (%)

                                   A                        B                            D                Z
-----------------------------------------------------------------------------------------------------------------
Inception date                  11/1/02                  11/1/02                      11/1/02          10/1/92
-----------------------------------------------------------------------------------------------------------------
                         WITHOUT        WITH       WITHOUT       WITH         WITHOUT       WITH       WITHOUT
                       SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE
-----------------------------------------------------------------------------------------------------------------
8-month (cumulative)       7.37        1.20          6.57          1.57         6.87        4.83          7.87
-----------------------------------------------------------------------------------------------------------------
1-year                    -9.56      -14.76        -10.23        -14.70        -9.98      -11.76         -9.14
-----------------------------------------------------------------------------------------------------------------
5-year                    -2.21       -3.36         -2.35         -2.66        -2.30       -2.50         -2.12
-----------------------------------------------------------------------------------------------------------------
10-year                    5.24        4.63          5.16          5.16         5.19        5.09          5.29
-----------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions, if any. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter 0%, and the class D sales charge of 1% which also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any differences in expenses (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. If difference in expenses had been reflected, the returns shown for periods prior to the inception of classes A, B and D would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA MID CAP GROWTH FUND

The Board of Directors for Columbia Mid Cap Growth Fund, formerly Columbia Special Fund, approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

For the eight-month period ended August 31, 2003, Columbia Mid Cap Growth
Fund class A shares returned 22.48% without sales charge. The fund underperformed the Russell MidCap Growth Index, which returned 29.75%, and the Russell MidCap Index, which returned 24.45% during the same period. The fund also underperformed its peer group, the Lipper MidCap Growth Funds Category average, which was 26.46%. 1 The fund lagged its benchmark and peer group principally because it was underweight in low-quality technology stocks, which were the period's star performers.

TECHNOLOGY LED THE MARKET AND THE FUND'S PERFORMANCE

Although the fund missed out on strong gains delivered by speculative technology issues early in the period, some of these low-quality issues started to cool off in the final months of the period, and the fund made up some lost ground with its higher quality technology investments. In fact, we took some profits from some of our technology holdings as valuations on technology stocks continued to move higher. Yet, we increased our technology weight by adding selectively to existing positions and by identifying new purchases that we believe have the potential to perform well going forward. Among the fund's top technology performers during the final months of the period were AU Optronics, Fairchild Semiconductor International, National Semiconductor, Symantec, and Jabil Circuit (0.7%, 0.8%, 0.5%, 0.8% and 1.0% of net assets, respectively). 2

HEALTH CARE STOCKS DID WELL, BUT FLATTENED NEAR THE PERIOD'S END

Although the health care sector was relatively flat during the final months of the period, the fund's emphasis on health care stocks and strong stock selection within the sector made a positive contribution to performance during the period. Among the portfolio's best performers were Caremark Rx, a pharmacy benefits manager; Barr Laboratories, a generic drug company; and Gilead Sciences, a biotechnology company (3.2%, 2.2% and 0.9% of net assets, respectively).

ENERGY AND CONSUMER STOCKS REBOUND

Although both energy and consumer stocks lagged for most of the period, both sectors bounced back in August, and the fund benefited from good stock selection. In the energy sector, where the fund was overweight relative to the Russell Midcap Growth Index, we remain committed to natural gas companies. We believe these stocks stand to benefit as the longer-term outlook favors consistently higher commodity prices and increased drilling activity. The fund was slightly underweight relative to the Russell index in the consumer sector. Our investment in Univision Communications, Class A (2.5% of net assets) was an outstanding performer near the end of the period.

POSITIVE OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET

We expect the US economy to improve in the second half of 2003 and into 2004, helped by lower interest rates and taxes. As a result, we continue to emphasize industrial, technology, telecommunications and consumer stocks within the fund--all sectors that we believe would benefit as economic growth strengthens. In choosing stocks, we remain focused on companies that we believe demonstrate the ability to generate above-average earnings and cash flow over the long term. Our goal is a

                       PERFORMANCE OF A $10,000 INVESTMENT
                                8/31/93 - 8/31/03

          WITHOUT SALES CHARGE     WITH SALES CHARGE
          --------------------     -----------------
Class A       $ 23,357                  $ 22,014
Class B         23,214                    23,214
Class D         23,214                    22,982
Class G         23,214                    23,214
Class T         23,395                    22,050
Class Z         23,459                      n/a

                           --------------------------
                         GROWTH OF $10,000 OVER 10 YEARS

(MOUNTAIN CHART)



                 CLASS A SHARES                 CLASS A SHARES         RUSSELL MIDCAP   RUSSELL MIDCAP
              WITHOUT SALES CHARGE            WITH SALES CHARGE            INDEX        GROWTH INDEX
              --------------------            -----------------         ------------    ------------
08/31/93           $10000.00                      $ 9425.00              $10000.00        $10000.00
                    10124.00                        9542.00               10038.00         10120.00
                    10129.00                        9547.00               10046.00         10283.00
                     9863.00                        9296.00                9813.00         10043.00
                    10484.00                        9881.00               10168.00         10446.00
                    10909.00                       10281.00               10449.00         10715.00
                    10946.00                       10316.00               10307.00         10622.00
                    10526.00                        9921.00                9868.00         10122.00
                    10591.00                        9982.00                9936.00         10098.00
                    10484.00                        9881.00                9950.00         10113.00
                    10113.00                        9531.00                9655.00          9678.00
                    10301.00                        9708.00                9986.00          9946.00
                    10752.00                       10134.00               10460.00         10539.00
                    10725.00                       10108.00               10204.00         10365.00
                    11000.00                       10367.00               10282.00         10544.00
                    10521.00                        9916.00                9829.00         10079.00
                    10723.00                       10107.00                9956.00         10220.00
                    10614.00                       10003.00               10160.00         10343.00
                    10981.00                       10350.00               10687.00         10893.00
                    11273.00                       10625.00               10992.00         11326.00
                    11308.00                       10658.00               11158.00         11421.00
                    11440.00                       10782.00               11526.00         11702.00
                    12169.00                       11469.00               11913.00         12234.00
                    13093.00                       12340.00               12492.00         13004.00
                    13311.00                       12546.00               12683.00         13147.00
                    13523.00                       12745.00               12969.00         13440.00
                    12960.00                       12215.00               12679.00         13100.00
                    13660.00                       12875.00               13309.00         13686.00
                    13888.00                       13090.00               13386.00         13693.00
                    13784.00                       12992.00               13669.00         13935.00
                    14399.00                       13571.00               13990.00         14462.00
                    14749.00                       13901.00               14193.00         14576.00
                    16038.00                       15116.00               14594.00         15280.00
                    16492.00                       15544.00               14815.00         15592.00
                    15547.00                       14653.00               14593.00         15121.00
                    14025.00                       13218.00               13689.00         13947.00
                    14880.00                       14025.00               14341.00         14702.00
                    15456.00                       14567.00               15049.00         15635.00
                    15022.00                       14158.00               15170.00         15453.00
                    15857.00                       14945.00               16094.00         16363.00
                    15703.00                       14800.00               15929.00         16088.00
                    16075.00                       15151.00               16525.00         16799.00
                    15823.00                       14913.00               16500.00         16429.00
                    15056.00                       14190.00               15799.00         15501.00
                    14944.00                       14085.00               16193.00         15881.00
                    16344.00                       15405.00               17375.00         17304.00
                    16874.00                       15904.00               17943.00         17783.00
                    17824.00                       16799.00               19439.00         19485.00
                    17769.00                       16747.00               19227.00         19294.00
                    18631.00                       17559.00               20325.00         20270.00
                    17546.00                       16537.00               19535.00         19255.00
                    17729.00                       16709.00               19999.00         19457.00
                    17690.00                       16673.00               20551.00         19712.00
                    17217.00                       16227.00               20165.00         19357.00
                    18318.00                       17264.00               21742.00         21176.00
                    19479.00                       18359.00               22773.00         22064.00
                    19419.00                       18302.00               22830.00         22364.00
                    18912.00                       17824.00               22124.00         21445.00
                    19218.00                       18113.00               22432.00         22052.00
                    17907.00                       16878.00               21362.00         21108.00
                    15664.00                       14763.00               17944.00         17078.00
                    16755.00                       15792.00               19105.00         18369.00
                    17454.00                       16451.00               20408.00         19721.00
                    18257.00                       17207.00               21373.00         21053.00
                    20634.00                       19448.00               22625.00         23234.00
                    20215.00                       19053.00               22587.00         23931.00
                    18547.00                       17481.00               21835.00         22760.00
                    19072.00                       17976.00               22518.00         24028.00
                    19692.00                       18560.00               24182.00         25124.00
                    19745.00                       18610.00               24112.00         24800.00
                    21126.00                       19911.00               24963.00         26531.00
                    20574.00                       19391.00               24277.00         25687.00
                    20189.00                       19029.00               23648.00         25420.00
                    20468.00                       19291.00               22816.00         25204.00
                    21700.00                       20452.00               23897.00         27152.00
                    24382.00                       22980.00               24585.00         29965.00
                    28130.00                       26512.00               26749.00         35155.00
                    28608.00                       26963.00               25864.00         35148.00
                    36767.00                       34653.00               27852.00         42536.00
                    36175.00                       34095.00               29448.00         42579.00
                    32641.00                       30764.00               28055.00         38444.00
                    30855.00                       29081.00               27312.00         35642.00
                    34277.00                       32306.00               28120.00         39423.00
                    32923.00                       31030.00               27805.00         36928.00
                    37529.00                       35371.00               30469.00         42497.00
                    36741.00                       34629.00               30034.00         40419.00
                    34177.00                       32212.00               29571.00         37654.00
                    29225.00                       27544.00               26910.00         29472.00
                    32027.00                       30186.00               28957.00         31025.00
                    31473.00                       29663.00               29424.00         32796.00
                    27936.00                       26329.00               27632.00         27123.00
                    25533.00                       24065.00               25919.00         23241.00
                    27974.00                       26366.00               28135.00         27116.00
                    27518.00                       25936.00               28658.00         26988.00
                    27012.00                       25459.00               28389.00         27002.00
                    26026.00                       24529.00               27577.00         25182.00
                    24548.00                       23136.00               26515.00         23356.00
                    21774.00                       20522.00               23317.00         19495.00
                    22562.00                       21265.00               24241.00         21544.00
                    24410.00                       23006.00               26272.00         23865.00
                    25306.00                       23850.00               27328.00         24772.00
                    24453.00                       23047.00               27164.00         23966.00
                    23355.00                       22012.00               26876.00         22608.00
                    24735.00                       23313.00               28489.00         24332.00
                    24102.00                       22716.00               27936.00         23045.00
                    23714.00                       22350.00               27620.00         22359.00
                    22075.00                       20806.00               25770.00         19890.00
                    20384.00                       19212.00               23255.00         17957.00
                    19907.00                       18763.00               23383.00         17894.00
                    19029.00                       17935.00               21224.00         16473.00
                    19558.00                       18434.00               22296.00         17750.00
                    20114.00                       18957.00               23844.00         19140.00
                    19068.00                       17971.00               22904.00         17984.00
                    19068.00                       17971.00               22441.00         17807.00
                    18629.00                       17558.00               22145.00         17653.00
                    18745.00                       17667.00               22364.00         17981.00
                    19688.00                       18556.00               23988.00         19205.00
                    21379.00                       20150.00               26183.00         21053.00
                    21727.00                       20478.00               26447.00         21354.00
                    22192.00                       20916.00               27320.00         22116.00
08/31/03            23357.00                       22014.00               28506.00         23332.00

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on August 31, 1993, and reinvestment of income and capital gains distributions. The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. The Russell MidCap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees, and are not professionally managed. It is not possible to invest directly in an index. Securities in this fund may not match those in an index.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

carefully constructed portfolio of mid-cap growth stocks highly diversified across market sectors.

RICHARD J. JOHNSON
PORTFOLIO MANAGER

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. Stocks of small-and mid-cap companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies.

______________________
1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.
2 Holdings are disclosed as of August 31, 2003 and are subject to change.

                        TOP TEN HOLDINGS % of net assets
                                 August 31, 2003

Caremark Rx                                   3.2
WellPoint Health Networks                     2.5
Univision Communications, Class A             2.5
Electronic Arts                               2.2
Barr Laboratories                             2.2
Microchip Technology                          1.7
BJ Services                                   1.7
UnitedHealth    Group                         1.7
VERITAS Software                              1.6
Amdocs                                        1.6

                            -------------------------
                        TOP FIVE SECTORS % of net assets
                                 August 31, 2003

Information technology                       29.1
Health care                                  23.1
Consumer discretionary                       19.1
Industrials                                  13.7
Energy                                        7.8

Because the fund is actively managed, there is no guarantee the fund will continue to maintain these holdings and sectors in the future.



                                      AVERAGE ANNUAL TOTAL RETURN As of August 31, 2003 (%)

                     CLASS A          CLASS B          CLASS D           CLASS G           CLASS T      CLASS Z
-----------------------------------------------------------------------------------------------------------------
Inception date       11/1/02          11/1/02          11/1/02           11/1/02           11/1/02      11/20/85
-----------------------------------------------------------------------------------------------------------------
                WITHOUT   WITH   WITHOUT    WITH   WITHOUT  WITH     WITHOUT  WITH     WITHOUT   WITH    WITHOUT
                 SALES   SALES    SALES    SALES   SALES    SALES    SALES    SALES    SALES     SALES    SALES
                CHARGE   CHARGE   CHARGE   CHARGE  CHARGE   CHARGE   CHARGE   CHARGE   CHARGE   CHARGE   CHARGE
-----------------------------------------------------------------------------------------------------------------
8-month
 (cumulative)   22.48    15.44    21.82     16.82   21.82    19.61    21.73    16.73    22.52   15.49    22.85
-----------------------------------------------------------------------------------------------------------------
1-year          17.32    10.57    16.60     11.60   16.60    14.41    16.60    11.60    17.51   10.76    17.83
-----------------------------------------------------------------------------------------------------------------
5-year           8.32     7.05     8.18      7.89    8.18     7.97     8.18     7.74     8.35    7.08     8.41
-----------------------------------------------------------------------------------------------------------------
10-year          8.85     8.21     8.79      8.79    8.79     8.68     8.79     8.79     8.87    8.23     8.90
-----------------------------------------------------------------------------------------------------------------




                                       AVERAGE ANNUAL TOTAL RETURN As of June 30, 2003 (%)

                     CLASS A          CLASS B          CLASS D           CLASS G           CLASS T      CLASS Z
-----------------------------------------------------------------------------------------------------------------
Inception date       11/1/02          11/1/02          11/1/02           11/1/02           11/1/02      11/20/85
-----------------------------------------------------------------------------------------------------------------
                WITHOUT   WITH   WITHOUT    WITH   WITHOUT  WITH     WITHOUT  WITH     WITHOUT   WITH    WITHOUT
                 SALES   SALES    SALES    SALES   SALES    SALES    SALES    SALES    SALES     SALES    SALES
                CHARGE   CHARGE   CHARGE   CHARGE  CHARGE   CHARGE   CHARGE   CHARGE   CHARGE   CHARGE   CHARGE
-----------------------------------------------------------------------------------------------------------------
8-month
 (cumulative)   11.09     4.70    10.63      5.63   10.56     8.47     10.56     5.56   11.29    4.92    11.49
-----------------------------------------------------------------------------------------------------------------
1-year          -1.58    -7.22    -1.99     -6.89   -2.05    -3.98     -2.05    -6.94   -1.40   -7.06    -1.23
-----------------------------------------------------------------------------------------------------------------
5-year           2.49     1.28     2.40      2.12    2.39     2.18      2.39     1.97    2.52    1.32     2.56
-----------------------------------------------------------------------------------------------------------------
10-year          8.81     8.16     8.76      8.76    8.75     8.64      8.75     8.75    8.82    8.18     8.84
-----------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions, if any. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class D sales charge of 1% which also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. For class G shares, the CDSC for the holding period after purchase is as follows: through first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For class T shares, the "with sales charge" returns include the maximum 5.75% charge. Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, D, G and T (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, D, G and T would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA SMALL CAP GROWTH FUND

The Board of Directors for Columbia Small Cap Growth Fund, formerly Columbia Small Cap Fund, approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

For the eight-month period ended August 31, 2003, Columbia Small Cap Growth Fund class Z shares returned 32.64% without sales charge. This return was lower than the Russell 2000 Growth Index, which returned 35.25% during the same period. However, it was higher than the Lipper Small-Cap Growth Funds Category average, which was 31.39%. 1 The fund also performed better than the Russell 2000 Index, an index less closely aligned with the fund's emphasis on growth stocks than the Russell 2000 Growth Index or its peer group. The Russell 2000 Index had a total return of 31.00%.

The fund's strong returns were driven largely by information technology and health care stocks. It slightly lagged its growth benchmark because it was underweight in lower-quality technology names, which posted strong gains. An overweight in energy stocks hurt performance, but the fund's energy holdings rebounded late in the period.

STRONG GAINS FOR SMALL-CAP STOCKS

Stocks were weak early in the eight-month period, as fears about the economy and impending war eroded investor confidence. However, a swift end to the major military campaign in Iraq, a solid increase in corporate profits, and economic stimulus in the form of lower interest and tax rates helped fuel a broad stock market rally that commenced in May. Small-cap stocks did even better than large-cap stocks because investors believed these stocks stood to gain more in an improving economic environment.

TECHNOLOGY AND HEALTH CARE STOCKS WERE TOP PERFORMERS

During the period, the fund's strongest gains came from technology and health care. The fund's underweight in lower-quality technology stocks hurt relative performance in the early stage of the stock market rally, because lower-quality technology stocks bounced back strongly. However, we maintained our emphasis on high-quality stocks and increased our technology weight to 33.5% of net assets by the end of the period. We believe this combination of a higher technology weight and an emphasis on quality has the potential to generate the most attractive returns for shareholders over the long term. Our investments in Amdocs and Macromedia (0.6% and 1.6% of net assets, respectively) 2 were among the top technology contributors to performance for the period. We experienced disappointing returns from webMethods (0.5% of net assets) and also from Acxiom, which was sold from the portfolio during the period.

Health care investments also generated strong gains, although they flattened out somewhat at the end of the period. Top health care performers for the fund included Caremark Rx and Mid Atlantic Medical Services (1.3% and 1.4% of net assets, respectively). We were disappointed by returns from ANDRX and Coventry Health Care (0.7% and 1.0% of net assets, respectively) but maintained our positions in the stocks.

ENERGY STOCKS MOVED IN AND OUT OF FAVOR

Early in the period, the fund benefited from a significant overweight in energy, aided by strong performance from Premcor, one of the largest independent petroleum refiners in the United States (0.8% of net assets). This overweight hurt the fund in the early summer months as energy stocks underperformed. The summer is typically weak for the sector, and it was even weaker this year as investors were attracted to riskier segments of the stock market. When energy rebounded in August, we were rewarded for

                       PERFORMANCE OF A $10,000 INVESTMENT
                               10/1/96 - 08/31/03

                        WITHOUT
                     SALES CHARGE
                     ------------
Class Z               $ 21,273

                      ------------------------------------
                                GROWTH OF $10,000
                                 SINCE INCEPTION

(MOUNTAIN CHART)

                CLASS Z SHARES          RUSSELL 2000        RUSSELL 2000
            WITHOUT SALES CHARGE           INDEX            GROWTH INDEX
            --------------------        -----------         ------------
  10/01/96       $10000.00              $10000.00            $10000.00
                  10174.00                9876.00              9628.00
                  10488.00               10283.00              9896.00
                  10762.00               10552.00             10089.00
                  11508.00               10763.00             10341.00
                  10820.00               10503.00              9716.00
                  10224.00               10007.00              9030.00
                  10191.00               10035.00              8926.00
                  11475.00               11151.00             10267.00
                  12245.00               11629.00             10615.00
                  13098.00               12170.00             11159.00
                  13753.00               12449.00             11493.00
                  15021.00               13360.00             12411.00
                  14449.00               12774.00             11665.00
                  14201.00               12691.00             11387.00
                  14432.00               12913.00             11394.00
                  13817.00               12709.00             11242.00
                  14953.00               13648.00             12235.00
                  16261.00               14210.00             12748.00
                  16435.00               14288.00             12825.00
                  15247.00               13518.00             11893.00
                  15715.00               13547.00             12014.00
                  14978.00               12449.00             11011.00
                  11771.00               10032.00              8470.00
                  12854.00               10817.00              9329.00
                  12984.00               11258.00              9816.00
                  13720.00               11848.00             10577.00
                  15109.00               12582.00             11534.00
                  15030.00               12749.00             12054.00
                  13452.00               11716.00             10951.00
                  13678.00               11899.00             11340.00
                  14077.00               12965.00             12342.00
                  14381.00               13155.00             12362.00
                  15682.00               13749.00             13013.00
                  16089.00               13373.00             12611.00
                  15726.00               12878.00             12139.00
                  16002.00               12880.00             12374.00
                  17555.00               12933.00             12690.00
                  19965.00               13705.00             14032.00
                  24048.00               15257.00             16505.00
                  24250.00               15011.00             16352.00
                  30795.00               17489.00             20157.00
                  29560.00               16337.00             18039.00
                  26350.00               15353.00             16217.00
                  24885.00               14458.00             14796.00
                  28386.00               15719.00             16708.00
                  26206.00               15213.00             15276.00
                  29285.00               16374.00             16883.00
                  28067.00               15892.00             16044.00
                  26663.00               15183.00             14741.00
                  23453.00               13624.00             12064.00
                  25451.00               14794.00             12802.00
                  25767.00               15565.00             13838.00
                  22982.00               14544.00             11941.00
                  20994.00               13833.00             10856.00
                  23433.00               14915.00             12184.00
                  23600.00               15282.00             12467.00
                  23984.00               15809.00             12807.00
                  22785.00               14954.00             11715.00
                  21092.00               14471.00             10983.00
                  17835.00               12523.00              9210.00
                  19105.00               13255.00             10096.00
                  20452.00               14281.00             10939.00
                  21839.00               15163.00             11621.00
                  21249.00               15005.00             11207.00
                  20197.00               14594.00             10482.00
                  21535.00               15766.00             11393.00
                  20856.00               15909.00             11147.00
                  20089.00               15203.00             10494.00
                  18741.00               14449.00              9605.00
                  16203.00               12267.00              8128.00
                  16459.00               12236.00              8124.00
                  15751.00               11358.00              7538.00
                  16027.00               11722.00              7919.00
                  16942.00               12768.00              8704.00
                  16038.00               12057.00              8103.00
                  15988.00               11723.00              7883.00
                  15742.00               11369.00              7672.00
                  16056.00               11515.00              7788.00
                  17346.00               12607.00              8525.00
                  18950.00               13960.00              9486.00
                  19422.00               14212.00              9669.00
                  20141.00               15102.00             10400.00
  08/31/03        21273.00               15794.00             10958.00


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on October 1, 1996, and reinvestment of income and capital gains distributions. The Russell 2000 Index is an unmanaged market capitalization weighted index that tracks the performance of 2000 small companies. The Russell 2000 Growth Index, also an unmanaged index, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those of the index. Index performance is from October 1, 1996.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

maintaining our emphasis on the sector. We believe the industry is in the midst of an up cycle, especially for natural gas. Within energy, we have focused on drilling companies, which are likely beneficiaries of greater investments in the energy infrastructure. We have also invested in energy producers, such as Chesapeake Energy and XTO Energy (0.7% and 1.1% of net assets, respectively).

A FAVORABLE ENVIRONMENT FOR STOCKS

The fund's positioning reflects our outlook for a stronger economy later in 2003 and into 2004. We continue to overweight technology, energy and health care, where we expect earnings growth to remain positive. Within technology, we continue to focus on companies that are generating visible earnings that can support rising valuations and avoiding those companies whose valuations have moved to extraordinarily high levels. We believe that our research can help us identify companies with reasonable prices and strong growth prospects, and we are monitoring our technology holdings for signs that the market may be pricing in a more accelerated recovery than the companies can deliver.

RICHARD J. JOHNSON
PORTFOLIO MANAGER

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. Stocks of small-cap companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies.

A concentration of investments in a specific sector, such as technology, may cause a fund to experience increased volatility.

_____________________
1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.
2 Holdings are disclosed as of August 31, 2003 and are subject to change.

                        TOP TEN HOLDINGS % of net assets
                                 August 31, 2003

Amphenol, Class A                             2.8
Education Management                          2.0
Harman International Industries               1.6
Macromedia                                    1.6
DaVita                                        1.5
Fair Isaac                                    1.5
First Health Group                            1.5
Henry Schein                                  1.4
Mid Atlantic Medical Services                 1.4
Entercom Communications                       1.4

                          ----------------------------
                        TOP FIVE SECTORS % of net assets
                                 August 31, 2003

Information technology                       33.5
Health care                                  19.2
Consumer discretionary                       18.5
Industrials                                  10.1
Energy                                        8.9

Because the fund is actively managed, there is no guarantee the fund will continue to maintain these holdings and sectors in the future.

                          AVERAGE ANNUAL TOTAL RETURN
                            As of August 31, 2003 (%)

                                        Class Z
-------------------------------------------------------
Inception date                          10/1/96
-------------------------------------------------------
                                        WITHOUT
                                      SALES CHARGE
-------------------------------------------------------
8-month (cumulative)                     32.64
-------------------------------------------------------
1-year                                   29.23
-------------------------------------------------------
5-year                                   12.56
-------------------------------------------------------
Life                                     11.53
-------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                             As of June 30, 2003 (%)

                                        Class Z
-------------------------------------------------------
Inception date                          10/1/96
-------------------------------------------------------
                                        WITHOUT
                                      SALES CHARGE
-------------------------------------------------------
8-month (cumulative)                     21.18
-------------------------------------------------------
1-year                                    3.62
-------------------------------------------------------
5-year                                    4.33
-------------------------------------------------------
Life                                     10.34
-------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions, if any.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA REAL ESTATE EQUITY FUND

The Board of Directors for Columbia Real Estate Equity Fund approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

For the eight-month period ended August 31, 2003, Columbia Real Estate
Equity Fund class A shares returned 19.62% without sales charge. The NAREIT Index, a common measure of real estate securities performance, returned 20.61%. An overweight allocation to forest products companies, which was made late in 2002 in anticipation of more rapid improvement in the economy, was the primary reason the fund fell short of its benchmark during the period. The fund's relatively high cash position also detracted somewhat from performance.

UNDERLYING BUSINESS CONDITIONS WEAK

With sluggish job growth, the average vacancy rates in major metropolitan office markets are significantly higher than the historical average. And, few industry participants expect much improvement in office company earnings before the end of 2004. Similarly, apartment vacancy rates have increased. As a result of these factors, we have maintained an underweight position in both office and apartment companies. By contrast, more cyclically-oriented sectors of the real estate markets, including higher-quality regional malls, shopping centers and industrial and lodging companies, in which we maintained overweight positions, were solid performers.

ADJUSTING TO STRETCHED REAL ESTATE VALUATIONS

Real estate investment trusts (REIT) have continued to attract inflows of investor capital and, in many cases these inflows have driven up prices. Many investors seem to expect future growth that we believe is not justified by the industry's business prospects over the next year. To reflect our concerns over what we believe to be stretched real estate valuations, we have adopted a more defensive position for the portfolio. We increased the fund's cash position, and late in the period we allocated approximately 11% of the fund's holdings to the basic materials sector, which includes forest, paper products and container companies. (The fund's investment strategy permits us to hold 20% of its assets in non-real-estate related companies.) We focused on cyclically-oriented forest products companies because they typically perform well in the early stages of an economic recovery. They became attractive late in 2002 due to their compelling valuations and stable cash flows. They underperformed during the first six months of the year. However, in mid-June the materials sector rallied when investors became optimistic about an economic recovery. In July and August, these companies outperformed the NAREIT Index, confirming the value of our strategy. However, the move occurred too late in the period to have a significant positive impact on the fund's overall return.

                       PERFORMANCE OF A $10,000 INVESTMENT
                                4/1/94 - 8/31/03

                WITHOUT SALES CHARGE    WITH SALES CHARGE
                --------------------    -----------------
Class A             $  29,346             $  27,664
Class B                29,182                29,182
Class D                29,187                28,898
Class Z                29,483                  n/a

                           --------------------------
                                GROWTH OF $10,000
                                 SINCE INCEPTION

(MOUNTAIN CHART)

               CLASS A SHARES          CLASS A SHARES
            WITHOUT SALES CHARGE     WITH SALES CHARGE         NAREIT INDEX
            --------------------     -----------------         ------------
04/01/94         $10000.00             $ 9425.00                $10000.00
                  10017.00               9441.00                 10170.00
                  10326.00               9732.00                 10397.00
                  10135.00               9552.00                 10185.00
                   9966.00               9393.00                 10135.00
                  10118.00               9536.00                 10165.00
                   9908.00               9339.00                  9976.00
                   9610.00               9057.00                  9630.00
                   9253.00               8721.00                  9299.00
                  10177.00               9592.00                  9977.00
                   9803.00               9240.00                  9760.00
                   9899.00               9329.00                 10001.00
                   9968.00               9395.00                  9961.00
                   9818.00               9254.00                  9958.00
                  10303.00               9711.00                 10381.00
                  10562.00               9955.00                 10546.00
                  10724.00              10107.00                 10728.00
                  10795.00              10175.00                 10856.00
                  11065.00              10429.00                 11042.00
                  10820.00              10197.00                 10806.00
                  10910.00              10283.00                 10904.00
                  11894.00              11210.00                 11500.00
                  12118.00              11422.00                 11689.00
                  12221.00              11519.00                 11826.00
                  12147.00              11448.00                 11761.00
                  12137.00              11439.00                 11821.00
                  12413.00              11699.00                 12126.00
                  12707.00              11976.00                 12284.00
                  12726.00              11994.00                 12376.00
                  13342.00              12575.00                 12863.00
                  13901.00              13101.00                 13087.00
                  14173.00              13358.00                 13476.00
                  14903.00              14046.00                 14090.00
                  16449.00              15503.00                 15554.00
                  16774.00              15810.00                 15728.00
                  16877.00              15906.00                 15697.00
                  17108.00              16124.00                 15664.00
                  16523.00              15573.00                 15233.00
                  17046.00              16066.00                 15681.00
                  17819.00              16794.00                 16443.00
                  18752.00              17674.00                 16951.00
                  18565.00              17497.00                 16911.00
                  20225.00              19062.00                 18387.00
                  19533.00              18410.00                 17891.00
                  20025.00              18874.00                 18277.00
                  20518.00              19338.00                 18708.00
                  20442.00              19266.00                 18609.00
                  20060.00              18906.00                 18293.00
                  20736.00              19543.00                 18620.00
                  19836.00              18695.00                 18013.00
                  19681.00              18549.00                 17887.00
                  19626.00              18497.00                 17766.00
                  18470.00              17408.00                 16613.00
                  17114.00              16130.00                 15044.00
                  18002.00              16967.00                 15896.00
                  17698.00              16680.00                 15602.00
                  18057.00              17019.00                 15831.00
                  17983.00              16949.00                 15432.00
                  17663.00              16648.00                 15110.00
                  17538.00              16529.00                 14755.00
                  17434.00              16432.00                 14688.00
                  18876.00              17791.00                 16082.00
                  19442.00              18325.00                 16436.00
                  19003.00              17910.00                 16170.00
                  18302.00              17250.00                 15655.00
                  18291.00              17239.00                 15457.00
                  17473.00              16469.00                 14869.00
                  17119.00              16134.00                 14503.00
                  16977.00              16000.00                 14267.00
                  17540.00              16532.00                 14719.00
                  17612.00              16599.00                 14768.00
                  17179.00              16191.00                 14592.00
                  18070.00              17031.00                 15072.00
                  19155.00              18053.00                 16085.00
                  19314.00              18203.00                 16243.00
                  20032.00              18880.00                 16660.00
                  21757.00              20506.00                 18116.00
                  20895.00              19694.00                 17381.00
                  21758.00              20507.00                 17933.00
                  20723.00              19531.00                 17157.00
                  21334.00              20107.00                 17377.00
                  22601.00              21301.00                 18600.00
                  22386.00              21099.00                 18793.00
                  22071.00              20802.00                 18493.00
                  21691.00              20444.00                 18672.00
                  22457.00              21166.00                 19118.00
                  22942.00              21623.00                 19581.00
                  23938.00              22561.00                 20728.00
                  23514.00              22162.00                 20316.00
                  24259.00              22864.00                 21059.00
                  22728.00              21422.00                 20185.00
                  21958.00              20695.00                 19608.00
                  23223.00              21887.00                 20687.00
                  23822.00              22452.00                 21191.00
                  23967.00              22589.00                 21234.00
                  24442.00              23036.00                 21643.00
                  25366.00              23907.00                 22942.00
                  25551.00              24082.00                 23137.00
                  26057.00              24558.00                 23449.00
                  26429.00              24910.00                 24090.00
                  25060.00              23619.00                 22830.00
                  24805.00              23378.00                 22784.00
                  23825.00              22455.00                 21909.00
                  23117.00              21788.00                 20855.00
                  24299.00              22901.00                 21838.00
                  24527.00              23117.00                 21999.00
                  23865.00              22493.00                 21359.00
                  24139.00              22751.00                 21711.00
                  24557.00              23145.00                 22146.00
                  25581.00              24110.00                 23120.00
                  26827.00              25284.00                 24517.00
                  27414.00              25838.00                 25051.00
                  28766.00              27112.00                 26391.00
08/31/03          29346.00              27664.00                 26539.00

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 1, 1994, and reinvestment of income and capital gains distributions. The National Association of Real Estate Investment Trusts (NAREIT) Index is an unmanaged index that tracks performance of all publicly traded equity REIT. Unlike the fund, indices are not investments, do not incur fees, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from April 1, 1994.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

RISKS RISE FOR REIT

Strong performance by REIT during the year largely has been the result of investors seeking higher yields than they can get from alternative fixed income investments. Although we believe that the business conditions underlying the REIT markets likely have bottomed, real estate stocks have become pricey from a historical perspective. Risk has been rising; therefore, we have taken steps to diversify the portfolio to protect shareholder capital. Yet, we believe the fund is well positioned to benefit from economic recovery over the longer term.

DAVID W. JELLISON
PORTFOLIO MANAGER

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in real estate stocks.

                        TOP TEN HOLDINGS % of net assets
                                 August 31, 2003

Cousins Properties                            5.2
Simon Property Group                          4.9
General Growth Properties                     4.7
iStar Financial                               4.6
ProLogis Trust                                4.3
Bowater                                       4.0
Kimco Realty                                  3.4
Rouse                                         3.4
Alexandria Real Estate Equities               3.4
Regency Centers                               3.2

                         ------------------------------
                        TOP FIVE SECTORS % of net assets
                                 August 31, 2003

Real estate                                  77.8
Paper & forest products                       8.7
Other                                         5.8
Hotels, restaurants & leisure                 5.4
Containers & packaging                        2.3

Because the fund is actively managed, there is no guarantee the fund will continue to maintain these holdings and sectors in the future.



                                      AVERAGE ANNUAL TOTAL RETURN As of August 31, 2003 (%)

                         CLASS A                   CLASS B                    CLASS D            CLASS Z
------------------------------------------------------------------------------------------------------------
Inception date           11/1/02                   11/1/02                    11/1/02            4/1/94
------------------------------------------------------------------------------------------------------------
                  WITHOUT       WITH         WITHOUT       WITH        WITHOUT       WITH        WITHOUT
               SALES charge  SALES CHARGE  SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE
------------------------------------------------------------------------------------------------------------
8-month
 (cumulative)       19.62       12.74         18.97        13.97        18.99       16.81          20.01
------------------------------------------------------------------------------------------------------------
1-year              18.29       11.47         17.63        12.63        17.65       15.46          18.84
------------------------------------------------------------------------------------------------------------
5-year              11.39       10.08         11.27        11.00        11.27       11.04          11.49
------------------------------------------------------------------------------------------------------------
Life                12.11       11.41         12.05        12.05        12.05       11.93          12.17
------------------------------------------------------------------------------------------------------------




                                      AVERAGE ANNUAL TOTAL RETURN As of June 30, 2003 (%)

                         CLASS A                   CLASS B                    CLASS D            CLASS Z
------------------------------------------------------------------------------------------------------------
Inception date           11/1/02                   11/1/02                    11/1/02            4/1/94
------------------------------------------------------------------------------------------------------------
                  WITHOUT       WITH         WITHOUT       WITH        WITHOUT       WITH        WITHOUT
               SALES charge  SALES CHARGE  SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE
------------------------------------------------------------------------------------------------------------
8-month
 (cumulative)       18.60       11.78         18.11        13.11        18.13       15.97         19.10
------------------------------------------------------------------------------------------------------------
1-year               3.73       -2.23          3.31        -1.69         3.33        1.30          4.17
------------------------------------------------------------------------------------------------------------
5-year               6.92        5.66          6.83         6.52         6.84        6.62          7.01
------------------------------------------------------------------------------------------------------------
Life                11.53       10.82         11.48        11.48        11.48       11.36         11.58
------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results assume reinvestment of distributions, if any. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through the first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class D sales charge of 1% which also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B and D would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA TECHNOLOGY FUND

The Board of Directors for Columbia Technology Fund approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

TECHNOLOGY STOCKS BACK IN FAVOR

For the eight months ended August 31, 2003, Columbia Technology Fund class A shares returned 55.94% without sales charge. The fund outperformed the Merrill Lynch 100 Technology Index, which returned 50.92% for the same period. The fund's aggressive positioning and emphasis on semiconductors and the Internet accounted for its superior relative returns.

Early in the year, the anticipation of war in Iraq had a chilling effect on the stock market in an economy already slowed by an overly cold winter and a relatively strong dollar. (A strong dollar can be a problem for companies that sell their products in multinational markets.) But the cold wore off, military victory was declared, the dollar weakened and stocks began to rise. Many of the stocks that had been beaten down hardest bounced back the strongest as investors were attracted to their low valuations and the prospects of a strengthening economy. Among sectors, technology was the strongest performer for the eight-month period.

BROADBAND GROWTH FUELED TECH SECTOR

The accelerating growth of broadband Internet access was a key factor in the technology rally. As faster service has become available to more customers, Internet usage has increased. And although weaker Internet companies were driven out of business after the technology bubble burst in 2000, many of the companies that survived have prospered. For example, E-Loan rose sharply as on-line customers discovered the convenience of this one-stop shopping emporium for loans, mortgages and home equity credit lines. We took profits and sold our position in the stock.

We also invested in companies that supply and support the infrastructure for high speed Internet transmission and networking systems, such as PMC-Sierra. We pared back our position in PMC-Sierra to 1.7% of net assets,1 collecting gains on the shares we sold. We initiated positions in American Tower, Class A and Crown Castle International (1.1% and 1.2% of net assets, respectively), two companies which own and operate communications and radio towers in the US and the UK, as well as in the fast growing markets of Brazil and Mexico.

STRONG RETURNS FROM BIOTECH, INTERNATIONAL INVESTMENTS

Biotechnology companies also rebounded during the period. We sold our position in Gilead Sciences when it reached our price target and added Onyx Pharmaceuticals (0.7% of net assets), a company that is developing drugs that block tumor cell growth. Outside the United States, we posted strong returns from Vimpel-Communications (1.4% of net assets), the number one mobile phone service provider in Russia.

                       PERFORMANCE OF A $10,000 INVESTMENT
                                11/9/00 - 8/31/03

                 WITHOUT SALES CHARGE      WITH SALES CHARGE
                 --------------------      -----------------
Class A               $  5,904                 $  5,566
Class B                  5,854                    5,679
Class D                  5,874                    5,816
Class Z                  5,924                     n/a

                              --------------------
                                GROWTH OF $10,000
                                 SINCE INCEPTION

(MOUNTAIN CHART)

              CLASS A SHARES         CLASS A SHARES            MERRILL LYNCH 100
           WITHOUT SALES CHARGE    WITH SALES CHARGE           TECHNOLOGY INDEX
           --------------------    -----------------           ----------------
11/09/00        $10000.00              $ 9425.00                   $10000.00
                  8713.00                8212.00                     7744.00
                  8622.00                8127.00                     7317.00
                  9142.00                8617.00                     8577.00
                  6815.00                6423.00                     6096.00
                  6145.00                5792.00                     5123.00
                  7365.00                6941.00                     6259.00
                  7135.00                6725.00                     5891.00
                  7285.00                6866.00                     5912.00
                  6745.00                6357.00                     5377.00
                  6095.00                5745.00                     4719.00
                  4547.00                4285.00                     3495.00
                  5166.00                4869.00                     4158.00
                  5896.00                5557.00                     4944.00
                  6126.00                5773.00                     4935.00
                  6086.00                5736.00                     4962.00
                  5367.00                5058.00                     4289.00
                  6106.00                5755.00                     4788.00
                  5376.00                5067.00                     4204.00
                  5047.00                4757.00                     3969.00
                  4607.00                4342.00                     3321.00
                  3888.00                3664.00                     2877.00
                  3858.00                3636.00                     2776.00
                  3468.00                3269.00                     2277.00
                  3818.00                3598.00                     2774.00
                  4258.00                4013.00                     3386.00
                  3788.00                3570.00                     2885.00
                  3828.00                3608.00                     2876.00
                  3808.00                3589.00                     2901.00
                  3679.00                3467.00                     2880.00
                  4138.00                3900.00                     3218.00
                  4888.00                4607.00                     3764.00
                  4988.00                4701.00                     3746.00
                  5398.00                5088.00                     3916.00
08/31/03          5904.00                5566.00                     4354.00


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on November 9, 2000, and reinvestment of income and capital gains distributions. The Merrill Lynch 100 Technology Index is an equally weighted, unmanaged index of 100 leading technology stocks. Unlike the fund, indices are not investments, do not incur fees, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from November 9, 2000.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

OPTIMISTIC ABOUT THE PERIOD AHEAD

The fund has had a strong run over the past eight months, a much needed recovery from a period when technology stocks were out of favor. Looking ahead, we remain bullish on the prospects for the technology sector because we believe the economy's underlying strength is just beginning to surface. However, we have not tied the fund's prospects to an improving economy or increased corporate spending on information technology. Instead, we are focused on product cycle themes, such as broadband and the Internet, where we believe accelerating usage has the potential to provide opportunities going forward.

WAYNE M. COLLETTE, THEODORE R. WENDELL AND TRENT E. NEVILLS
ON BEHALF OF THE COLUMBIA TECHNOLOGY FUND TEAM.

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in technology stocks.

_________________
1 Holdings are disclosed as of August 31, 2003 and are subject to change.

                        TOP TEN HOLDINGS % of net assets
                                 August 31, 2003

Covad Communications Group                    5.2
ZiLOG                                         2.7
Millicom International Cellular SA            2.4
United Online                                 2.4
Yahoo!                                        2.0
PMC-Sierra                                    1.7
Intel                                         1.6
MIPS Technologies, Class B                    1.6
Switchboard                                   1.5
Telefonaktiebolaget LM Ericsson               1.5


                           ---------------------------
                        TOP FIVE SECTORS % of net assets
                                 August 31, 2003

Semiconductor equipment & products           18.4
Software                                     12.0
Communications equipment                     10.3
Internet software & services                  9.5
Diversified telecommunication services        8.5

Because the fund is actively managed, there is no guarantee the fund will continue to maintain these holdings and sectors in the future.



                                              AVERAGE ANNUAL TOTAL RETURN As of August 31, 2003 (%)

                            CLASS A                      CLASS B                       CLASS D               CLASS Z
-----------------------------------------------------------------------------------------------------------------------
Inception date              11/1/02                      11/1/02                       11/1/02               11/9/00
-----------------------------------------------------------------------------------------------------------------------
                    WITHOUT          WITH        WITHOUT          WITH        WITHOUT          WITH         WITHOUT
                  SALES CHARGE   SALES CHARGE  SALES CHARGE   SALES CHARGE  SALES CHARGE   SALES CHARGE   SALES CHARGE
-----------------------------------------------------------------------------------------------------------------------
8-month (cumulative)   55.94         46.97         55.03          50.03         55.56          53.01          56.46
-----------------------------------------------------------------------------------------------------------------------
1-year                 53.11         44.15         51.81          46.81         52.33          49.78          53.63
-----------------------------------------------------------------------------------------------------------------------
Life                  -17.11        -18.83        -17.36         -18.25        -17.26         -17.55         -17.01
-----------------------------------------------------------------------------------------------------------------------





                                              AVERAGE ANNUAL TOTAL RETURN As of June 30, 2003 (%)

                            CLASS A                      CLASS B                       CLASS D               CLASS Z
-----------------------------------------------------------------------------------------------------------------------
Inception date              11/1/02                      11/1/02                       11/1/02               11/9/00
-----------------------------------------------------------------------------------------------------------------------
                    WITHOUT          WITH        WITHOUT          WITH        WITHOUT          WITH         WITHOUT
                  SALES CHARGE   SALES CHARGE  SALES CHARGE   SALES CHARGE  SALES CHARGE   SALES CHARGE   SALES CHARGE
-----------------------------------------------------------------------------------------------------------------------
8-month (cumulative)   30.63         23.12         29.58          24.58         30.37          28.07          31.15
-----------------------------------------------------------------------------------------------------------------------
1-year                  8.24          2.04          7.38           2.38          8.03           5.88           8.68
-----------------------------------------------------------------------------------------------------------------------
Life                  -23.19        -24.89        -23.42         -24.30        -23.25         -23.54         -23.07
-----------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results assume reinvestment of distributions, if any. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through the first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class D sales charge of 1% which also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B and D would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA STRATEGIC INVESTOR FUND

The Board of Directors for Columbia Strategic Investor Fund, formerly Columbia Strategic Value Fund, approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

For the eight-month period ended August 31, 2003, Columbia Strategic
Investor Fund class A shares returned 21.48% without sales charge. The fund outperformed both the Russell 3000 Value Index and the S&P 500 Index, which returned 15.82% and 15.95%, respectively. It also did better than its peer group, the Lipper Multi-Cap Value Fund Category average, which was 17.20% during the same period. 1 Strong stock selection, particularly among retail and technology stocks, was the primary catalyst for the fund's positive performance.

BETTER ECONOMY, INVESTOR OPTIMISM FUEL SPRING STOCK MARKET RALLY

After a weak first quarter, the economic climate began to brighten in the spring as a result of 13 interest rate cuts, aggressive tax cuts, a significant increase in the money supply and an end to the major military campaign in Iraq. As a result, investors were willing to embrace more risky investments, and the stock market rallied strongly starting in May.

However, we remained concerned about weak employment data, which could have a negative impact on consumer spending in the period ahead. As a result, we made some significant changes in the portfolio in the final months of the period.

TECHNOLOGY AND RETAIL HOLDINGS POST STRONG GAINS

The fund's exposure to the technology sector was a key contributor to positive performance for the period. Among the fund's top performers were software leader SAP AG, a leader in enterprise software, and Polycom, a video conferencing company (0.3% and 0.7% of net assets, respectively). 2 Polycom benefited from corporate America's focus on cost cutting, a trend that we anticipate will continue. We also believe that Polycom, along with JLG Industries (0.3% of net assets), a leading producer of materials handling equipment, are likely beneficiaries of any increase in capital spending by small businesses.

In the consumer sector, our investments in Home Depot and Target had a significant positive impact on performance (0.2% and 0.3% of net assets, respectively). However, weaker-than-anticipated employment data in August prompted us to shift our overall portfolio strategy from aggressive to defensive. We took profits and trimmed positions in both retailers.

The fund redeployed assets to more stable, long-term performers in the consumer sector, such as McDonald's (0.6% of net assets), which enjoyed a strong comeback near the end of the eight-month period. We also added Covad Communications Group, a leading broadband service provider of high speed internet (0.2% of net assets).

NEW INVESTMENTS IN HEALTH CARE AND INTERNATIONAL STOCKS

As we shifted away from consumer cyclicals, we also added to more defensive sectors. For example, we added to our investments in the health care sector, where demographic trends are fueling long-term demand. We made new investments in Haemonetics, ICN Pharmaceuticals, Tenet Healthcare and Merck (0.4%, 0.4%, 0.3% and 0.2% of net assets, respectively).

We also boosted our investment in Barrick Gold (0.5% of net assets), a gold exploration and mining company. During periods of economic uncertainty, gold offers an attractive alternative to equities and bonds.

Finally, in financial services, we sought to avoid the impact of rising interest rates by investing outside the United States. We trimmed our positions in Wachovia and J.P. Morgan Chase (0.3% and 0.5% of net assets, respectively) and began or increased our exposure in Japanese financial institutions such as Nikko Cordial, Nomura Holdings and Mitsubishi Tokyo Financial Group (0.2%, 0.3%, and 0.2% of net assets, respectively).

                       PERFORMANCE OF A $10,000 INVESTMENT
                                11/9/00 - 8/31/03

               WITHOUT SALES CHARGE       WITH SALES CHARGE
               --------------------       -----------------
Class A             $ 16,166                 $ 15,238
Class B               16,034                   15,734
Class D               16,024                   15,866
Class Z               16,196                    n/a

                        ---------------------------------
                                GROWTH OF $10,000
                                 SINCE INCEPTION

(MOUNTAIN CHART)

           CLASS A SHARES        CLASS A SHARES      S&P 500        RUSSELL 3000
        WITHOUT SALES CHARGE    WITH SALES CHARGE     INDEX         VALUE INDEX
        --------------------    -----------------     -----         -----------
11/09/00    $10000.00              $ 9425.00        $10000.00        $10000.00
              9790.00                9227.00          9340.00          9686.00
             11224.00               10579.00          9386.00         10206.00
             12274.00               11568.00          9719.00         10261.00
             12254.00               11549.00          8833.00          9994.00
             11984.00               11295.00          8273.00          9655.00
             12934.00               12190.00          8915.00         10126.00
             13743.00               12953.00          8975.00         10356.00
             13963.00               13160.00          8757.00         10171.00
             13884.00               13085.00          8671.00         10136.00
             13664.00               12879.00          8128.00          9755.00
             12325.00               11616.00          7472.00          9041.00
             12736.00               12003.00          7614.00          8984.00
             13896.00               13097.00          8198.00          9515.00
             14568.00               13731.00          8270.00          9764.00
             14599.00               13759.00          8150.00          9703.00
             14719.00               13872.00          7992.00          9722.00
             15591.00               14695.00          8293.00         10202.00
             15521.00               14629.00          7790.00          9906.00
             15541.00               14648.00          7733.00          9925.00
             14900.00               14043.00          7182.00          9383.00
             13636.00               12852.00          6623.00          8472.00
             13676.00               12889.00          6666.00          8529.00
             12311.00               11603.00          5941.00          7604.00
             12894.00               12153.00          6464.00          8135.00
             14141.00               13328.00          6845.00          8656.00
             13310.00               12544.00          6443.00          8281.00
             12945.00               12201.00          6274.00          8078.00
             12681.00               11952.00          6180.00          7859.00
             12620.00               11894.00          6240.00          7877.00
             13827.00               13032.00          6754.00          8574.00
             14982.00               14121.00          7110.00          9150.00
             15125.00               14255.00          7201.00          9267.00
             15601.00               14704.00          7328.00          9429.00
08/31/03     16166.00               15238.00          7470.00          9593.00

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on November 9, 2000, and reinvestment of income and capital gains distributions. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held large capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from November 9, 2000.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

LOOKING AHEAD

The fund's positioning reflects our mixed outlook for the economy in the months ahead. We will continue to look for signs that a solid recovery is underway, but we believe that the economy's growth spurt could be cut short if it is not accompanied by job growth. For now we expect to maintain a more defensive posture, especially relative to the US consumer.

ROBERT A. UNGER AND EMIL GJESTER
CO-PORTFOLIO MANAGERS

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies may trade less frequently, may trade smaller volumes and may fluctuate more sharply in price than stocks of larger companies. The fund also invests in foreign securities, which have special risks, including political or economic instability and higher transaction costs; different regulations, accounting standards, trading practices and levels of information; and currency exchange rate fluctuations.

____________________
1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.
2 Holdings are disclosed as of August 31, 2003 and are subject to change.

                        TOP TEN HOLDINGS % of net assets
                                 August 31, 2003

3M                                            1.6
Caterpillar                                   1.2
Eaton                                         1.0
Citigroup                                     0.9
Texas Instruments                             0.8
Potash                                        0.8
Cendant                                       0.8
Fifth Third Bancorp                           0.8
MGIC Investment                               0.7
Polycom                                       0.7

                              --------------------
                        TOP FIVE SECTORS % of net assets
                                 August 31, 2003

Consumer discretionary                       12.6
Financials                                   11.9
Industrials                                  11.8
Information technology                       10.1
Materials                                     8.4

Because the fund is actively managed, there is no guarantee the fund will continue to maintain these holdings and sectors in the future.



                                                AVERAGE ANNUAL TOTAL RETURN As of August 31, 2003 (%)

                                CLASS A                        CLASS B                     CLASS D               CLASS Z
--------------------------------------------------------------------------------------------------------------------------
Inception date                  11/1/02                        11/1/02                    11/1/02                11/9/00
--------------------------------------------------------------------------------------------------------------------------
                       WITHOUT           WITH          WITHOUT        WITH        WITHOUT          WITH          WITHOUT
                     SALES CHARGE    SALES CHARGE  SALES CHARGE   SALES CHARGE  SALES CHARGE   SALES CHARGE   SALES CHARGE
--------------------------------------------------------------------------------------------------------------------------
8-month (cumulative)    21.48            14.49         20.76        15.76           20.59         18.40          21.61
--------------------------------------------------------------------------------------------------------------------------
1-year                  18.24            11.45         17.27        12.27           17.20         15.02          18.46
--------------------------------------------------------------------------------------------------------------------------
Life                    18.65            16.18         18.31        17.52           18.28         17.86          18.73
--------------------------------------------------------------------------------------------------------------------------





                                                  AVERAGE ANNUAL TOTAL RETURN As of June 30, 2003 (%)

                                CLASS A                        CLASS B                     CLASS D               CLASS Z
--------------------------------------------------------------------------------------------------------------------------
Inception date                  11/1/02                        11/1/02                    11/1/02                11/9/00
--------------------------------------------------------------------------------------------------------------------------
                       WITHOUT           WITH          WITHOUT        WITH        WITHOUT          WITH          WITHOUT
                     SALES CHARGE    SALES CHARGE  SALES CHARGE   SALES CHARGE  SALES CHARGE   SALES CHARGE   SALES CHARGE
--------------------------------------------------------------------------------------------------------------------------
8-month (cumulative)    17.30            10.55         16.51        11.51           16.43         14.28          17.45
--------------------------------------------------------------------------------------------------------------------------
1-year                   1.51            -4.35          0.83        -4.16            0.77         -1.23           1.65
--------------------------------------------------------------------------------------------------------------------------
Life                    16.97            14.38         16.67        15.78           16.64         16.20           17.03
--------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions, if any. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class D sales charge of 1% which also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any differences in expenses (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. If difference in expenses had been reflected, the returns shown for periods prior to the inception of classes A, B and D would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA BALANCED FUND

The Board of Directors for Columbia Balanced Fund approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

For the eight months ended August 31, 2003, Columbia Balanced Fund class A shares returned 10.35% without sales charge. Over the same time, the Lehman Brothers Aggregate Bond Index returned 1.10% and the S&P 500 Index returned 15.95%. The fund's performance was slightly less than the Lipper Balanced Funds Category average, which returned 10.55%. 1 Strong stock selection in consumer cyclicals and finance helped performance. In addition, the fund's overweight in the consumer cyclicals sector and underweight in the consumer staples sector benefited returns.

HISTORICALLY LOW YIELDS LIMITED FIXED-INCOME RETURNS

The year began with the widespread belief that interest rates were poised to move higher. However, they moved lower when the economy failed to show marked improvement, and did not move higher until the economy showed signs of stabilizing late in the period. In June, the Federal Reserve Board lowered the federal funds rate--the overnight rate banks charge each other for borrowing--to 1.0%. Investors responded to the lowest short-term yields in 45 years by shifting to higher-yielding, lower quality fixed-income securities. While the bonds in the fund's portfolio performed better than our benchmark, the Lehman Brothers Aggregate Bond Index, they were not a strong contributor to the fund's overall performance. High-yield bonds are limited to 10% of the fund's bond holdings and we do not invest in emerging market or foreign currency denominated bonds. These groups were strong performers during the period.

STOCKS DECLINED EARLY IN PERIOD, SOARED IN SECOND HALF

During the first three months of 2003, the sluggish stock market reflected investor fears of impending war in Iraq, rising unemployment and generally weak economic growth. However, investor psychology began to shift after the United States declared a swift military victory in Iraq and corporate profits began to rise. As a result, we increased the fund's allocation to stocks and reduced its exposure to bonds to take advantage of improving stock market conditions.

Early in the period, we built up our positions in out-of-favor cyclical stocks, particularly in the leisure and retail areas. We began or added to our investment in Carnival, which we later sold at a profit, as well as Royal Caribbean Cruises, Target and Dollar General (0.7%, 1.0% and 0.6% of net assets, respectively). 2 These holdings helped performance as investor and consumer sentiment improved.

Our investments in the technology and financial sectors also helped performance. Silicon Laboratories and National Semiconductor (0.5% and 0.5% of net assets, respectively) both posted returns that outpaced those of their large-cap counterparts. Citigroup, Merrill Lynch and American Express (3.1%, 0.6% and 1.3% of net assets, respectively) also posted gains as the economy strengthened over the summer.

                       PERFORMANCE OF A $10,000 INVESTMENT
                                8/31/93 - 8/31/03

           WITHOUT SALES CHARGE   WITH SALES CHARGE
           --------------------   -----------------
Class A         $ 20,409              $ 19,237
Class B           20,286                20,286
Class D           20,308                20,102
Class Z           20,498                 n/a

                         ------------------------------
                         GROWTH OF $10,000 OVER 10 YEARS



              CLASS A                      CLASS A              S&P 500      LEHMAN BROTHERS
        WITHOUT SALES CHARGE          WITH SALES CHARGE         INDEX      AGGREGATE BOND INDEX
        --------------------          -----------------         -----      --------------------
08/31/93     $10000.00                 $ 9425.00              $10000.00          $10000.00
              10048.00                   9470.00               10027.00            9923.00
              10118.00                   9537.00               10064.00           10128.00
               9983.00                   9409.00                9979.00           10032.00
              10124.00                   9541.00               10032.00           10154.00
              10361.00                   9766.00               10168.00           10499.00
              10175.00                   9590.00                9991.00           10213.00
               9870.00                   9302.00                9744.00            9768.00
               9915.00                   9345.00                9666.00            9893.00
              10023.00                   9447.00                9665.00           10055.00
               9835.00                   9269.00                9644.00            9809.00
              10134.00                   9551.00                9836.00           10131.00
              10317.00                   9724.00                9848.00           10546.00
              10116.00                   9534.00                9703.00           10288.00
              10133.00                   9550.00                9694.00           10519.00
               9988.00                   9414.00                9673.00           10136.00
              10133.00                   9550.00                9740.00           10286.00
              10274.00                   9683.00                9932.00           10553.00
              10614.00                  10004.00               10169.00           10964.00
              10767.00                  10148.00               10231.00           11288.00
              10902.00                  10276.00               10374.00           11619.00
              11281.00                  10632.00               10776.00           12084.00
              11429.00                  10771.00               10854.00           12365.00
              11649.00                  10979.00               10830.00           12775.00
              11775.00                  11098.00               10961.00           12807.00
              12043.00                  11351.00               11068.00           13347.00
              12025.00                  11334.00               11212.00           13299.00
              12381.00                  11669.00               11380.00           13883.00
              12673.00                  11945.00               11539.00           14151.00
              12832.00                  12094.00               11615.00           14632.00
              12825.00                  12088.00               11413.00           14768.00
              12927.00                  12184.00               11333.00           14910.00
              12977.00                  12231.00               11270.00           15129.00
              13104.00                  12351.00               11247.00           15520.00
              13226.00                  12466.00               11398.00           15579.00
              12956.00                  12211.00               11429.00           14890.00
              13162.00                  12406.00               11409.00           15204.00
              13561.00                  12781.00               11608.00           16060.00
              13723.00                  12934.00               11866.00           16504.00
              14318.00                  13495.00               12068.00           17751.00
              14168.00                  13353.00               11956.00           17400.00
              14516.00                  13682.00               11993.00           18487.00
              14558.00                  13721.00               12023.00           18631.00
              14340.00                  13516.00               11890.00           17866.00
              14742.00                  13894.00               12068.00           18932.00
              15234.00                  14358.00               12183.00           20085.00
              15691.00                  14789.00               12328.00           20985.00
              16585.00                  15632.00               12661.00           22655.00
              16081.00                  15157.00               12553.00           21387.00
              16536.00                  15585.00               12738.00           22559.00
              16349.00                  15409.00               12922.00           21805.00
              16672.00                  15713.00               12982.00           22815.00
              16822.00                  15854.00               13113.00           23207.00
              17057.00                  16076.00               13281.00           23465.00
              17654.00                  16639.00               13270.00           25157.00
              18157.00                  17113.00               13315.00           26445.00
              18261.00                  17211.00               13384.00           26712.00
              18182.00                  17137.00               13512.00           26252.00
              18791.00                  17711.00               13626.00           27318.00
              18712.00                  17636.00               13655.00           27029.00
              17307.00                  16312.00               13878.00           23120.00
              17897.00                  16868.00               14202.00           24602.00
              18477.00                  17415.00               14127.00           26602.00
              19161.00                  18059.00               14208.00           28215.00
              20199.00                  19038.00               14250.00           29840.00
              20775.00                  19580.00               14351.00           31087.00
              20314.00                  19146.00               14100.00           30120.00
              20976.00                  19770.00               14178.00           31325.00
              21177.00                  19960.00               14223.00           32537.00
              20764.00                  19570.00               14098.00           31769.00
              21475.00                  20240.00               14053.00           33533.00
              21049.00                  19839.00               13992.00           32486.00
              20801.00                  19605.00               13985.00           32327.00
              20703.00                  19513.00               14148.00           31441.00
              21345.00                  20118.00               14200.00           33432.00
              21800.00                  20546.00               14199.00           34110.00
              22761.00                  21452.00               14130.00           36119.00
              22235.00                  20957.00               14084.00           34306.00
              22880.00                  21564.00               14254.00           33658.00
              24335.00                  22936.00               14442.00           36950.00
              23827.00                  22457.00               14401.00           35837.00
              23233.00                  21897.00               14393.00           35103.00
              24002.00                  22622.00               14693.00           35970.00
              23928.00                  22552.00               14826.00           35409.00
              24954.00                  23520.00               15041.00           37608.00
              23901.00                  22527.00               15136.00           35622.00
              23548.00                  22194.00               15236.00           35472.00
              22552.00                  21255.00               15486.00           32677.00
              22951.00                  21631.00               15774.00           32837.00
              23371.00                  22027.00               16033.00           34003.00
              21901.00                  20641.00               16172.00           30902.00
              21152.00                  19936.00               16253.00           28943.00
              22068.00                  20799.00               16185.00           31192.00
              22169.00                  20894.00               16282.00           31400.00
              21857.00                  20600.00               16344.00           30637.00
              21795.00                  20542.00               16710.00           30337.00
              21004.00                  19796.00               16902.00           28438.00
              19950.00                  18803.00               17100.00           26140.00
              20337.00                  19167.00               17457.00           26640.00
              21134.00                  19919.00               17216.00           28683.00
              21252.00                  20030.00               17106.00           28935.00
              20955.00                  19750.00               17245.00           28513.00
              20770.00                  19576.00               17412.00           27962.00
              21069.00                  19858.00               17123.00           29014.00
              20366.00                  19195.00               17455.00           27256.00
              20439.00                  19264.00               17603.00           27054.00
              19581.00                  18455.00               17755.00           25128.00
              18580.00                  17512.00               17970.00           23170.00
              18831.00                  17748.00               18273.00           23321.00
              17778.00                  16756.00               18569.00           20786.00
              18461.00                  17399.00               18484.00           22615.00
              19175.00                  18073.00               18478.00           23947.00
              18497.00                  17433.00               18861.00           22541.00
              18254.00                  17205.00               18878.00           21951.00
              18148.00                  17105.00               19138.00           21622.00
              18223.00                  17175.00               19123.00           21831.00
              19156.00                  18054.00               19282.00           23630.00
              19813.00                  18674.00               19640.00           24875.00
              19922.00                  18776.00               19601.00           25194.00
              19954.00                  18806.00               18942.00           25637.00
08/31/03      20409.00                  19237.00               19074.00           26130.00


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on August 31, 1993, and reinvestment of income and capital gains distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index that represents average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds, and mortgage-backed securities with maturities greater than one year. The S&P 500 Index tracks the performance of 500 widely held large-capitalization US Stocks. Unlike the fund, indices are not investments, do not incur fees, and are not professionally managed. It is not possible to invest directly in an index. Securities in this fund may not match those in an index.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

GENERALLY POSITIVE OUTLOOK

We believe the combination of reduced tax rates and recent stock market gains will continue to make consumers more optimistic and result in a moderate to strong economy in the coming months. In this environment, we expect to maintain our diversified bond holdings, with an emphasis on quality and a bias toward companies that can benefit from an improving economy. We are generally more optimistic on capital spending going forward and will look for opportunities to incorporate that outlook into our stock selection.

LEONARD APLET, JEFFREY RIPPEY, SCOTT DRYSDALE, RON GIBBS,
GUY POPE AND TRENT E. NEVILLS
FOR THE LARGE CAP CORE AND FIXED INCOME INVESTMENT TEAMS

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund is also subject to risks associated with investments in bonds, including interest rate risk, credit risk and prepayment risk.

____________________
1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.
2 Holdings are disclosed as of August 31, 2003 and are subject to change.

                     TOP TEN EQUITY HOLDINGS % of net assets
                                 August 31, 2003

Citigroup                                     3.1
Microsoft                                     2.3
General Electric                              2.1
Pfizer                                        1.9
Bank of America                               1.4
American Express                              1.3
Kohl's                                        1.2
Johnson & Johnson                             1.0
Altria Group                                  1.0
Target                                        1.0

                         -------------------------------
                      PORTFOLIO COMPOSITION % of net assets
                                 August 31, 2003

Common stocks                                63.7
Government issues                            14.0
Corporate notes & bonds                      13.8
Asset-backed securities                       3.6
Cash, net receivables & payables              2.4
Collateralized mortgage obligations           1.1
Commercial mortgage-backed securities         1.0
Preferred stock                               0.4

Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings or this composition in the future.




                                                 AVERAGE ANNUAL TOTAL RETURN As of August 31, 2003 (%)

                                CLASS A                       CLASS B                    CLASS D               CLASS Z
--------------------------------------------------------------------------------------------------------------------------
Inception date                  11/1/02                       11/1/02                    11/1/02                10/1/91
--------------------------------------------------------------------------------------------------------------------------
                       WITHOUT           WITH         WITHOUT        WITH         WITHOUT          WITH         WITHOUT
                     SALES CHARGE    SALES CHARGE  SALES CHARGE   SALES CHARGE  SALES CHARGE   SALES CHARGE   SALES CHARGE
--------------------------------------------------------------------------------------------------------------------------
8-month (cumulative)   10.35            4.01          9.83           4.83          10.01           7.92          10.81
--------------------------------------------------------------------------------------------------------------------------
1-year                  8.39            2.17          7.74           2.74           7.86           5.80           8.86
--------------------------------------------------------------------------------------------------------------------------
5-year                  3.35            2.14          3.23           2.91           3.25           3.04           3.44
--------------------------------------------------------------------------------------------------------------------------
10-year                 7.39            6.76          7.33           7.33           7.34           7.23           7.44
--------------------------------------------------------------------------------------------------------------------------




                                                 AVERAGE ANNUAL TOTAL RETURN As of June 30, 2003 (%)


                                CLASS A                       CLASS B                     CLASS D               CLASS Z
--------------------------------------------------------------------------------------------------------------------------
Inception date                  11/1/02                       11/1/02                    11/1/02                10/1/91
--------------------------------------------------------------------------------------------------------------------------
                       WITHOUT           WITH          WITHOUT        WITH        WITHOUT          WITH          WITHOUT
                     SALES CHARGE    SALES CHARGE  SALES CHARGE   SALES CHARGE  SALES CHARGE   SALES CHARGE   SALES CHARGE
--------------------------------------------------------------------------------------------------------------------------
8-month (cumulative)    7.91            1.71         7.37             2.37          7.44           5.37           8.27
--------------------------------------------------------------------------------------------------------------------------
1-year                  1.74           -4.13         1.23            -3.75          1.29          -0.71           2.07
--------------------------------------------------------------------------------------------------------------------------
5-year                  1.17           -0.02         1.07             0.76          1.08           0.88           1.24
--------------------------------------------------------------------------------------------------------------------------
10-year                 7.51            6.87         7.45             7.45          7.46           7.35           7.54
--------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions, if any. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class D sales charge of 1% which also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B and D would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA SHORT TERM BOND FUND

The Board of Directors for Columbia Short Term Bond Fund approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

For the eight-month period ended August 31, 2003, the class A shares of Columbia Short Term Bond Fund returned 0.82% without sales charge. By comparison, the Merrill Lynch 1-5 Year Government/Corporate Index returned 1.55%, the Merrill Lynch 1-3 Year Treasury Index returned 0.82% and the Lipper Short Investment Grade Debt Category returned 1.27%. 1 The fund's returns were in line with the 1-3 year index, but were below the 1-5 year index because bonds with longer maturities outperformed during the period. The fund underperformed its peer group in large part because we maintained our high quality standards at a time when the market became more receptive to lower quality securities.

THE RECOVERY GROWS STRONGER

Gross domestic product (GDP) rose by just 1.4% in the first quarter, as business investment and industrial production were especially sluggish. The government continued its efforts to stimulate the economy by reducing taxes, growing the money supply and lowering short-term interest rates. In late June, the Federal Reserve Board lowered the fed funds rate--the target overnight interest rate at which commercial banks lend money to one another--by one quarter of a percentage point, to just 1.00%. In this environment, mortgage rates dropped to 45-year lows, and the resulting wave of refinancings created additional stimulus for the consumer. As a result, automobile sales were strong, as was the housing market. Second quarter GDP growth came in at a higher-than-expected 3.1%, and growth at this level or above is widely anticipated for the remainder of the year.

A RISK-TAKER'S MARKET

As yields on money market mutual funds, CDs and bank deposits declined to historically low levels, fixed-income investors sought higher yields by moving into longer duration, lower quality securities. Duration is a measure of interest-rate sensitivity, and higher durations are associated with greater risk in a rising interest-rate environment. The trend toward risk-taking had a negative effect on relative performance during the first eight months of 2003. The fund holds only investment grade securities and has maintained an average credit quality of A+, with less than 8% of the portfolio in the BBB category. Similarly, the fund's average duration of between 1.65 to 1.75 years was in line with that of the Merrill Lynch 1-3 Year Treasury Index. However, it was materially lower than the 2.3 to 2.4 year duration of the Merrill Lynch 1-5 Year Government/Corporate Index during a time when securities with higher durations outperformed.

The fund maintained its positions in high-quality mortgage-backed and asset-backed securities, which generally provide higher yields than Treasuries without the credit risk of lower-quality corporate bonds. The asset-backed sector did especially well in the first quarter and then stabilized during the second quarter. Until interest rates began to rise during the summer, mortgage pass-throughs were hampered by unusually high refinancing activity, which caused the securities to prepay. The fund was able to limit its prepayment exposure by focusing on mortgages with lower coupons (or stated interest rates).

                       PERFORMANCE OF A $10,000 INVESTMENT
                                8/31/93 - 8/31/03

                       WITHOUT SALES CHARGE    WITH SALES CHARGE
                       --------------------    -----------------
Class A                      $ 16,266              $ 15,489
Class B                        16,163                16,163
Class D                        16,241                16,072
Class G                        16,196                16,196
Class T                        16,286                15,508
Class Z                        16,313                   n/a

                        -------------------------------
                        GROWTH OF $10,000 OVER 10 YEARS



(MOUNTAIN CHART)



                                                                  MERRILL LYNCH 1-5      MERRILL LYNCH 1-3
            CLASS A SHARES                CLASS A SHARES          YEAR GOV'T/CORP         YEAR TREASURY
         WITHOUT SALES CHARGE           WITH SALES CHARGE              INDEX                 INDEX
         --------------------           -----------------              -----                 -----
08/31/93      $10000.00                   $ 9525.00                 $10000.00              $10000.00
               10018.00                     9542.00                  10036.00               10032.00
               10036.00                     9559.00                  10058.00               10052.00
               10018.00                     9542.00                  10040.00               10055.00
               10060.00                     9582.00                  10081.00               10092.00
               10115.00                     9635.00                  10166.00               10157.00
               10034.00                     9558.00                  10065.00               10092.00
                9981.00                     9507.00                   9974.00               10041.00
                9952.00                     9480.00                   9916.00               10006.00
                9962.00                     9489.00                   9930.00               10020.00
                9985.00                     9511.00                   9950.00               10050.00
               10060.00                     9582.00                  10056.00               10137.00
               10088.00                     9609.00                  10092.00               10172.00
               10057.00                     9579.00                  10040.00               10149.00
               10076.00                     9597.00                  10054.00               10171.00
               10046.00                     9569.00                  10001.00               10125.00
               10057.00                     9579.00                  10027.00               10149.00
               10182.00                     9698.00                  10180.00               10290.00
               10290.00                     9801.00                  10353.00               10431.00
               10342.00                     9851.00                  10415.00               10489.00
               10431.00                     9935.00                  10522.00               10582.00
               10598.00                    10094.00                  10769.00               10768.00
               10646.00                    10140.00                  10833.00               10826.00
               10679.00                    10171.00                  10861.00               10870.00
               10738.00                    10228.00                  10936.00               10935.00
               10785.00                    10272.00                  10999.00               10989.00
               10885.00                    10368.00                  11106.00               11081.00
               10997.00                    10475.00                  11224.00               11179.00
               11083.00                    10556.00                  11325.00               11265.00
               11181.00                    10650.00                  11426.00               11361.00
               11102.00                    10575.00                  11347.00               11313.00
               11052.00                    10527.00                  11315.00               11303.00
               11041.00                    10516.00                  11304.00               11312.00
               11046.00                    10522.00                  11312.00               11336.00
               11133.00                    10604.00                  11409.00               11417.00
               11168.00                    10638.00                  11450.00               11462.00
               11189.00                    10658.00                  11478.00               11501.00
               11307.00                    10770.00                  11604.00               11605.00
               11442.00                    10898.00                  11764.00               11736.00
               11532.00                    10984.00                  11879.00               11827.00
               11511.00                    10964.00                  11849.00               11827.00
               11559.00                    11010.00                  11902.00               11882.00
               11576.00                    11026.00                  11922.00               11910.00
               11542.00                    10994.00                  11893.00               11905.00
               11648.00                    11095.00                  12008.00               12003.00
               11714.00                    11157.00                  12095.00               12084.00
               11791.00                    11231.00                  12190.00               12168.00
               11928.00                    11361.00                  12369.00               12301.00
               11919.00                    11353.00                  12352.00               12313.00
               11997.00                    11427.00                  12466.00               12406.00
               12090.00                    11516.00                  12579.00               12498.00
               12095.00                    11521.00                  12602.00               12528.00
               12175.00                    11597.00                  12696.00               12613.00
               12298.00                    11714.00                  12844.00               12735.00
               12283.00                    11700.00                  12842.00               12747.00
               12318.00                    11732.00                  12892.00               12799.00
               12380.00                    11792.00                  12952.00               12859.00
               12445.00                    11854.00                  13031.00               12927.00
               12493.00                    11900.00                  13107.00               12995.00
               12543.00                    11947.00                  13166.00               13056.00
               12713.00                    12109.00                  13357.00               13220.00
               12896.00                    12283.00                  13596.00               13395.00
               12959.00                    12343.00                  13639.00               13460.00
               12912.00                    12299.00                  13620.00               13448.00
               12959.00                    12343.00                  13671.00               13495.00
               13003.00                    12385.00                  13739.00               13549.00
               12901.00                    12289.00                  13615.00               13483.00
               12990.00                    12373.00                  13727.00               13576.00
               13016.00                    12398.00                  13772.00               13619.00
               12981.00                    12365.00                  13719.00               13611.00
               13023.00                    12404.00                  13758.00               13653.00
               13050.00                    12430.00                  13774.00               13697.00
               13062.00                    12441.00                  13801.00               13737.00
               13138.00                    12514.00                  13913.00               13826.00
               13152.00                    12527.00                  13945.00               13864.00
               13165.00                    12540.00                  13967.00               13890.00
               13190.00                    12564.00                  13970.00               13909.00
               13178.00                    12552.00                  13939.00               13904.00
               13260.00                    12630.00                  14038.00               13997.00
               13313.00                    12681.00                  14148.00               14084.00
               13349.00                    12715.00                  14158.00               14120.00
               13404.00                    12767.00                  14199.00               14178.00
               13508.00                    12867.00                  14386.00               14326.00
               13565.00                    12921.00                  14488.00               14416.00
               13656.00                    13007.00                  14623.00               14523.00
               13713.00                    13062.00                  14755.00               14627.00
               13772.00                    13118.00                  14821.00               14706.00
               13925.00                    13264.00                  14992.00               14846.00
               14149.00                    13477.00                  15209.00               15022.00
               14323.00                    13643.00                  15429.00               15210.00
               14441.00                    13755.00                  15550.00               15309.00
               14546.00                    13855.00                  15691.00               15436.00
               14562.00                    13870.00                  15701.00               15478.00
               14647.00                    13951.00                  15793.00               15565.00
               14698.00                    14000.00                  15852.00               15617.00
               14923.00                    14214.00                  16105.00               15792.00
               15044.00                    14329.00                  16223.00               15884.00
               15247.00                    14523.00                  16513.00               16146.00
               15433.00                    14700.00                  16708.00               16299.00
               15332.00                    14604.00                  16608.00               16264.00
               15294.00                    14568.00                  16573.00               16270.00
               15351.00                    14622.00                  16621.00               16303.00
               15420.00                    14687.00                  16724.00               16381.00
               15332.00                    14604.00                  16557.00               16270.00
               15517.00                    14780.00                  16785.00               16452.00
               15612.00                    14871.00                  16915.00               16518.00
               15704.00                    14958.00                  17062.00               16656.00
               15797.00                    15046.00                  17280.00               16859.00
               15909.00                    15153.00                  17427.00               16917.00
               16074.00                    15311.00                  17648.00               17057.00
               15988.00                    15228.00                  17647.00               17096.00
               15991.00                    15231.00                  17615.00               17043.00
               16136.00                    15370.00                  17884.00               17205.00
               16156.00                    15388.00                  17893.00               17204.00
               16283.00                    15510.00                  18051.00               17276.00
               16298.00                    15524.00                  18087.00               17307.00
               16362.00                    15584.00                  18168.00               17340.00
               16484.00                    15701.00                  18363.00               17406.00
               16491.00                    15708.00                  18387.00               17432.00
               16248.00                    15477.00                  18149.00               17338.00
08/31/03       16266.00                    15489.00                  18167.00               17346.00


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on August 31, 1993, and reinvestment of income and capital gains distributions. The Merrill Lynch 1-5 Year Government/Corporate Index is an unmanaged index that includes all US government debt with at least $100 million face value outstanding, as well as investment-grade rated corporate debt with at least $100 million face value outstanding and a maturity of 1-5 years. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury bills and notes with maturities of 1-3 years and is intended to provide a benchmark for the prior investment objective and strategy of the fund. Unlike the fund, indices are not investments, do not incur fees, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

TAKING PRECAUTIONS AGAINST HIGHER RATES

Many market observers believe that GDP growth will accelerate during the second half of the year, possibly to the 4% level. Inflation has not yet been a problem, but recent upward moves in the prices of oil, gasoline, gold and industrial materials make us more cautious going forward. While we don't anticipate a robust recovery, the possibility of higher interest rates has led us to maintain a higher-than-average cash position so as to reduce the fund's duration. In the mortgage area, we have sought 15-year mortgages as a means of keeping our duration low. We believe that this emphasis on short duration will benefit shareholders should rates rise.

LEONARD A. APLET AND RICHARD R. CUTTS
PORTFOLIO MANAGERS

The fund offers the potential for current income and capital preservation but is subject to interest rate risk, credit risk and prepayment risk.

________________________
1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

                      PORTFOLIO COMPOSITION % of net assets
                                 August 31, 2003

Corporate notes & bonds                      32.5
Collateralized mortgage obligations          19.8
Government issues                            18.1
Cash, net receivables & payables             17.3
Asset-backed securities                      11.5
Commercial mortgage-backed securities         0.8

Because the fund is actively managed, there can be no guarantee the fund will continue to maintain this composition in the future.

                        ---------------------------------
                   PORTFOLIO QUALITY % of portfolio holdings
                                 August 31, 2003

(PIE CHART)

Agency                     15.2
Aaa                        48.7
Aa                         10.1
A                          13.8
Baa                         7.5
Treasury                    4.7

Ratings shown represent the highest rating assigned to a particular bond by one of the nationally-recognized ratings agencies: Standard and Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.



                                          AVERAGE ANNUAL TOTAL RETURN As of August 31, 2003 (%)

                       CLASS A              CLASS B             CLASS D            CLASS G              CLASS T          CLASS Z
------------------------------------------------------------------------------------------------------------------------------------
Inception date         11/1/02              11/1/02             11/1/02            11/1/02              11/1/02          11/6/86
------------------------------------------------------------------------------------------------------------------------------------
                   WITHOUT    WITH      WITHOUT    WITH    WITHOUT    WITH    WITHOUT     WITH    WITHOUT     WITH       WITHOUT
                    SALES     SALES     SALES     SALES     SALES    SALES     SALES     SALES     SALES      SALES       SALES
                    CHARGE    CHARGE    CHARGE    CHARGE   CHARGE    CHARGE    CHARGE    CHARGE    CHARGE     CHARGE     CHARGE
------------------------------------------------------------------------------------------------------------------------------------
8-month
 (cumulative)        0.82     -3.95      0.35     -4.62     0.72     -1.30      0.47     -4.50      0.93      -3.84         1.06
------------------------------------------------------------------------------------------------------------------------------------
1-year               2.26     -2.59      1.61     -3.38     2.10      0.06      1.82     -3.17      2.39      -2.47         2.56
------------------------------------------------------------------------------------------------------------------------------------
5-year               5.05      4.03      4.92      4.59     5.02      4.82      4.96      4.46      5.08       4.06         5.12
------------------------------------------------------------------------------------------------------------------------------------
10-year              4.99      4.47      4.92      4.92     4.97      4.86      4.94      4.94      5.00       4.49         5.02
------------------------------------------------------------------------------------------------------------------------------------





                                          AVERAGE ANNUAL TOTAL RETURN As of June 30, 2003 (%)


                       CLASS A              CLASS B             CLASS D            CLASS G              CLASS T          CLASS Z
------------------------------------------------------------------------------------------------------------------------------------
Inception date         11/1/02              11/1/02             11/1/02            11/1/02              11/1/02          11/6/86
------------------------------------------------------------------------------------------------------------------------------------
                   WITHOUT    WITH      WITHOUT    WITH    WITHOUT    WITH    WITHOUT     WITH    WITHOUT     WITH       WITHOUT
                    SALES     SALES     SALES     SALES     SALES    SALES     SALES     SALES     SALES      SALES       SALES
                    CHARGE    CHARGE    CHARGE    CHARGE   CHARGE    CHARGE    CHARGE    CHARGE    CHARGE     CHARGE     CHARGE
------------------------------------------------------------------------------------------------------------------------------------
8-month
 (cumulative)       3.15     -1.74       2.63     -2.37     3.02      0.97      2.81     -2.19      3.26      -1.64         3.41
------------------------------------------------------------------------------------------------------------------------------------
1-year              5.00      0.00       4.47     -0.53     4.87      2.79      4.65     -0.35      5.12       0.11         5.26
------------------------------------------------------------------------------------------------------------------------------------
5-year              5.71      4.69       5.60      5.28     5.68      5.48      5.64      5.15      5.73       4.72         5.76
------------------------------------------------------------------------------------------------------------------------------------
10-year             5.26      4.75       5.20      5.20     5.24      5.13      5.22      5.22      5.27       4.76         5.28
------------------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions, if any. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class D sales charge of 1% which also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. For class G shares, the CDSC for the holding period after purchase is as follows: through first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For class T shares, the "with sales charge" returns include the maximum 4.75% charge. Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, D, G and T (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, D, G and T would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA FIXED INCOME SECURITIES FUND

The Board of Directors for Columbia Fixed Income Securities Fund approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

For the eight-month period ended August 31, 2003, class A shares of Columbia Fixed Income Securities Fund returned 0.84% without sales charge. By comparison, the Lehman Aggregate Bond Index and the Lipper Corporate Debt Funds A Rated Category average returned 1.10% and 1.57%, respectively. 1 At a time when fixed-income investors sought higher yields from lower quality securities, the fund's high credit quality standards placed it at a disadvantage with respect to its peer group, but overall returns were only slightly below the index.

SHORT-TERM RATES DECLINE, LONG-TERM RATES INCREASE

As the year began, the Federal Reserve Board signaled that it would continue to provide monetary stimulus as long as the economy remained sluggish. In late June, following a disappointing 1.4% first-quarter rise in gross domestic product (GDP), policymakers decided to lower the fed funds rate--the target overnight interest rate at which commercial banks lend money to one another--by one quarter of a percentage point, to just 1.00%. Money market rates followed suit, hitting all-time lows during the summer.

In July, the Fed began to downplay the risk of deflation, and long-term rates, including mortgage rates, moved sharply higher. Overall, the yield curve steepened considerably, resulting in a yield differential of more than four percentage points between 3-month bills and the 30-year Treasury bond.

A RISK TAKER'S MARKET

With money market rates below the level of inflation, there was incentive for investment and risk-taking. Fixed-income investors have found it difficult to generate adequate yield without venturing into the lower-quality sectors of the market, especially low-rated corporate bonds. The fund, which can invest up to 10% of its assets in these securities, had 5-6% of its assets in the high-yield sector. This relatively low commitment hurt the fund relative to some of its peers, because many fixed-income funds allow as much as 20% of assets to be invested in high-yield securities, even those with ratings as low as single-B.

The fund was also hurt versus its peer group because it does not buy any foreign-denominated or emerging market securities. Emerging market securities tend to be lower quality and higher yielding, and were therefore in high demand throughout the period. More generally, foreign bonds have done extremely well thus far in 2003 because of the decline in the dollar, which rewards securities denominated in other currencies.

POSITIONING THE PORTFOLIO

The fund portfolio remains modestly overweight in corporate bonds. Although the yield spreads (the yield differential between corporate bonds and Treasury securities of comparable maturities) have come down substantially, we believe that corporate bonds can continue to outperform in an environment where risk-free returns are low. Among other bond sectors, we have maintained an underweight in straight mortgage pass-throughs and an overweight in asset-backed securities, including commercial mortgages and collateralized mortgage obligations (CMOs). The asset-backed sector offers higher yields than Treasuries without the credit risks associated with the corporate market.

                       PERFORMANCE OF A $10,000 INVESTMENT
                                8/31/93 - 8/31/03

                         WITHOUT SALES CHARGE    WITH SALES CHARGE
                         -------------------     -----------------
Class A                      $ 17,920              $ 17,073
Class B                        17,808                17,808
Class D                        17,843                17,668
Class Z                        18,010                   n/a

                         -------------------------------
                         GROWTH OF $10,000 OVER 10 YEARS

(MOUNTAIN CHART)


                                                                LEHMAN BROTHERS
           CLASS A SHARES               CLASS A SHARES          AGGREGATE BOND
        WITHOUT SALES CHARGE           WITH SALES CHARGE             INDEX
        --------------------           -----------------             -----
08/31/93     $10000.00                   $ 9525.00                $10000.00
              10027.00                     9551.00                 10027.00
              10055.00                     9577.00                 10064.00
               9923.00                     9452.00                  9979.00
               9972.00                     9498.00                 10032.00
              10110.00                     9629.00                 10168.00
               9902.00                     9432.00                  9991.00
               9669.00                     9209.00                  9744.00
               9590.00                     9135.00                  9666.00
               9583.00                     9127.00                  9665.00
               9566.00                     9112.00                  9644.00
               9736.00                     9273.00                  9836.00
               9743.00                     9281.00                  9848.00
               9605.00                     9149.00                  9703.00
               9584.00                     9129.00                  9694.00
               9562.00                     9108.00                  9673.00
               9636.00                     9178.00                  9740.00
               9821.00                     9354.00                  9932.00
              10044.00                     9566.00                 10169.00
              10112.00                     9631.00                 10231.00
              10260.00                     9773.00                 10374.00
              10670.00                    10163.00                 10776.00
              10755.00                    10244.00                 10854.00
              10727.00                    10218.00                 10830.00
              10862.00                    10346.00                 10961.00
              10981.00                    10459.00                 11068.00
              11125.00                    10596.00                 11212.00
              11295.00                    10758.00                 11380.00
              11458.00                    10913.00                 11539.00
              11527.00                    10980.00                 11615.00
              11314.00                    10777.00                 11413.00
              11239.00                    10706.00                 11333.00
              11153.00                    10623.00                 11270.00
              11128.00                    10600.00                 11247.00
              11285.00                    10749.00                 11398.00
              11303.00                    10766.00                 11429.00
              11294.00                    10758.00                 11409.00
              11498.00                    10951.00                 11608.00
              11741.00                    11184.00                 11866.00
              11959.00                    11391.00                 12068.00
              11845.00                    11282.00                 11956.00
              11892.00                    11327.00                 11993.00
              11929.00                    11363.00                 12023.00
              11803.00                    11242.00                 11890.00
              11976.00                    11407.00                 12068.00
              12088.00                    11513.00                 12183.00
              12227.00                    11646.00                 12328.00
              12563.00                    11966.00                 12661.00
              12451.00                    11860.00                 12553.00
              12630.00                    12030.00                 12738.00
              12822.00                    12213.00                 12922.00
              12861.00                    12250.00                 12982.00
              12978.00                    12361.00                 13113.00
              13134.00                    12510.00                 13281.00
              13123.00                    12500.00                 13270.00
              13153.00                    12528.00                 13315.00
              13222.00                    12594.00                 13384.00
              13353.00                    12718.00                 13512.00
              13461.00                    12821.00                 13626.00
              13481.00                    12841.00                 13655.00
              13701.00                    13050.00                 13878.00
              13961.00                    13298.00                 14202.00
              13838.00                    13181.00                 14127.00
              13896.00                    13236.00                 14208.00
              13945.00                    13282.00                 14250.00
              14044.00                    13377.00                 14351.00
              13774.00                    13120.00                 14100.00
              13862.00                    13204.00                 14178.00
              13908.00                    13247.00                 14223.00
              13743.00                    13090.00                 14098.00
              13682.00                    13032.00                 14053.00
              13590.00                    12945.00                 13992.00
              13563.00                    12919.00                 13985.00
              13730.00                    13078.00                 14148.00
              13769.00                    13115.00                 14200.00
              13785.00                    13130.00                 14199.00
              13731.00                    13079.00                 14130.00
              13650.00                    13002.00                 14084.00
              13790.00                    13135.00                 14254.00
              13965.00                    13301.00                 14442.00
              13916.00                    13255.00                 14401.00
              13905.00                    13244.00                 14393.00
              14206.00                    13532.00                 14693.00
              14307.00                    13628.00                 14826.00
              14525.00                    13835.00                 15041.00
              14626.00                    13932.00                 15136.00
              14707.00                    14008.00                 15236.00
              14975.00                    14263.00                 15486.00
              15278.00                    14553.00                 15774.00
              15549.00                    14810.00                 16033.00
              15684.00                    14939.00                 16172.00
              15769.00                    15020.00                 16253.00
              15670.00                    14925.00                 16185.00
              15775.00                    15025.00                 16282.00
              15820.00                    15069.00                 16344.00
              16183.00                    15414.00                 16710.00
              16338.00                    15562.00                 16902.00
              16509.00                    15725.00                 17100.00
              16843.00                    16043.00                 17457.00
              16632.00                    15842.00                 17216.00
              16521.00                    15736.00                 17106.00
              16622.00                    15832.00                 17245.00
              16756.00                    15960.00                 17412.00
              16520.00                    15735.00                 17123.00
              16826.00                    16027.00                 17455.00
              16954.00                    16148.00                 17603.00
              17016.00                    16208.00                 17755.00
              17180.00                    16364.00                 17970.00
              17473.00                    16643.00                 18273.00
              17729.00                    16886.00                 18569.00
              17523.00                    16691.00                 18484.00
              17504.00                    16672.00                 18478.00
              17770.00                    16926.00                 18861.00
              17791.00                    16946.00                 18878.00
              18038.00                    17182.00                 19138.00
              18026.00                    17169.00                 19123.00
              18161.00                    17298.00                 19282.00
              18451.00                    17575.00                 19640.00
              18392.00                    17519.00                 19601.00
              17806.00                    16960.00                 18942.00
08/31/03      17920.00                    17073.00                 19067.00

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on August 31, 1993, and reinvestment of income and capital gains distributions. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million per amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

PROSPECTS FOR A STRONGER ECONOMY

Given the economy's improvement during the second quarter, most economic analysts are anticipating that GDP growth will come in between 3% and 4% for the second half of this year. While such a scenario would inevitably put pressure on bond prices, we believe that the fund's relatively conservative positioning will allow it to post competitive returns even in a rising-rate environment.

LEONARD A. APLET AND RICHARD R. CUTTS
PORTFOLIO MANAGERS

The fund offers the potential for current income and capital preservation but is subject to interest rate risk, credit risk and prepayment risk.

________________
1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

                      PORTFOLIO COMPOSITION % of net assets
                                 August 31, 2003

Government issues                            44.0
Corporate notes & bonds                      40.8
Asset-backed securities                       7.3
Collateralized mortgage obligations (CMO)     5.9
Cash, net receivables & payables              1.4
Commercial mortgage-backed securities         0.6

Because the fund is actively managed, there can be no guarantee the fund will continue to maintain this composition in the future.

                   -----------------------------------------
                   PORTFOLIO QUALITY % of portfolio holdings
                                 August 31, 2003

(PIE CHART)

Treasury/Agency                     44.7
AAA                                 15.0
AA                                   9.9
A                                   14.7
BBB                                 10.0
BB                                   3.1
B                                    2.6

Ratings shown represent the highest rating assigned to a particular bond by one of the nationally recognized ratings agencies: Standard and Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.



                                         AVERAGE ANNUAL TOTAL RETURN As of August 31, 2003 (%)

                               CLASS A                      CLASS B                       CLASS D               CLASS Z
--------------------------------------------------------------------------------------------------------------------------
Inception date                 11/1/02                      11/1/02                       11/1/02               2/25/83
--------------------------------------------------------------------------------------------------------------------------
                         WITHOUT         WITH        WITHOUT          WITH         WITHOUT         WITH         WITHOUT
                      SALES CHARGE   SALES CHARGE  SALES CHARGE   SALES CHARGE  SALES CHARGE   SALES CHARGE   SALES CHARGE
--------------------------------------------------------------------------------------------------------------------------
8-month (cumulative)      0.84         -3.92           0.34          -4.59          0.51          -1.50           1.26
--------------------------------------------------------------------------------------------------------------------------
1-year                    2.54         -2.31           1.90          -3.04          2.10           0.07           3.06
--------------------------------------------------------------------------------------------------------------------------
5-year                    5.52          4.49           5.39           5.07          5.43           5.21           5.62
--------------------------------------------------------------------------------------------------------------------------
10-year                   6.01          5.49           5.94           5.94          5.96           5.86           6.06
--------------------------------------------------------------------------------------------------------------------------





                                          AVERAGE ANNUAL TOTAL RETURN As of June 30, 2003 (%)

                               Class A                      Class B                       Class D               Class Z
--------------------------------------------------------------------------------------------------------------------------
Inception date                 11/1/02                      11/1/02                       11/1/02               2/25/83
--------------------------------------------------------------------------------------------------------------------------
                        WITHOUT         WITH        WITHOUT          WITH         WITHOUT         WITH         WITHOUT
                     SALES CHARGE   SALES CHARGE  SALES CHARGE   SALES CHARGE  SALES CHARGE   SALES CHARGE   SALES CHARGE
--------------------------------------------------------------------------------------------------------------------------
8-month (cumulative)      4.96         -0.03           4.43          -0.57          4.58           2.52           5.37
--------------------------------------------------------------------------------------------------------------------------
1-year                    8.09          2.96           7.54           2.54          7.70           5.66           8.51
--------------------------------------------------------------------------------------------------------------------------
5-year                    6.45          5.42           6.34           6.02          6.37           6.15           6.53
--------------------------------------------------------------------------------------------------------------------------
10-year                   6.57          6.06           6.52           6.52          6.54           6.43           6.62
--------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions, if any. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class D sales charge of 1% which also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any differences in expenses (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. If difference in expenses had been reflected, the returns shown for periods prior to the inception of classes A, B and D would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA NATIONAL MUNICIPAL BOND FUND

The Board of Directors for Columbia National Municipal Bond Fund approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

For the eight-month period ended August 31, 2003, class A shares of Columbia National Municipal Bond Fund returned 0.75% without sales charge. Over the same period the Lehman Brothers Municipal Bond Index returned 0.93%. The fund outperformed the Lipper General Municipal Debt Funds Category average, which was 0.38%. 1

The fund's performance rose and fell relative to its benchmark as conditions either favored or punished its overweight in intermediate maturities. The fund outperformed during the first quarter of 2003 and during the month of July and underperformed during the second quarter of 2003 and the month of August.

BOND PRICES STALLED, THEN MOVED HIGHER

After a lackluster first quarter, bond prices rose strongly in the second quarter of 2003, buoyed by military success in Iraq and a strong pro-growth, anti-inflation stance from the Federal Reserve Board. During this period, municipal yields fell across all maturities, and intermediate and long maturities outperformed shorter issues. However, conditions changed markedly during July when Treasury yields rose by as much as one percentage point, and municipal yields rose by approximately three-quarters of a percentage point. Intermediate-term maturities experienced the greatest increase in yield while short-term interest rates were relatively steady.

The municipal market continues to experience solid demand, but issuance -- which had been heavy for most of the period -- lightened somewhat during July and August. Economic growth and the progress of the recovery remained disappointing. As in any economic slowdown, municipalities experienced a deterioration in their finances as state and local tax receipts continued to be down from prior years. Many states are on watch for credit downgrades with major ratings agencies. This negative outlook reflects a decline in state revenues, which has resulted from the economic downturn, and a stubbornly high unemployment rate.

A POSITIVE OUTLOOK ON ECONOMIC GROWTH AND MUNICIPAL FINANCES

Despite recently lowered income tax rates, we believe municipals remain attractive, especially for highly-taxed investors. And, we expect

                      PERFORMANCE OF A $10,000 INVESTMENT
                                2/24/99 - 8/31/03

                  WITHOUT SALES CHARGE    WITH SALES CHARGE
                  --------------------    -----------------
Class A               $ 12,296                 $ 11,711
Class B                 12,221                   12,021
Class D                 12,252                   12,131
Class Z                 12,331                     n/a

                       ---------------------------------
                       GROWTH OF $10,000 SINCE INCEPTION

(MOUNTAIN CHART)


          CLASS A SHARES           CLASS A SHARES          LEHMAN BROTHERS
        WITHOUT SALES CHARGE      WITH SALES CHARGE      MUNICIPAL BOND INDEX
        --------------------      -----------------      --------------------
02/24/99      $10000.00              $ 9525.00                $10000.00
                9934.00                9462.00                 10014.00
                9920.00                9449.00                 10039.00
                9951.00                9478.00                  9981.00
                9893.00                9423.00                  9837.00
                9733.00                9271.00                  9872.00
                9768.00                9304.00                  9794.00
                9671.00                9212.00                  9797.00
                9675.00                9216.00                  9692.00
                9567.00                9112.00                  9794.00
                9674.00                9214.00                  9721.00
                9608.00                9152.00                  9678.00
                9543.00                9089.00                  9790.00
                9641.00                9183.00                 10004.00
                9868.00                9399.00                  9945.00
                9791.00                9326.00                  9893.00
                9714.00                9253.00                 10155.00
                9985.00                9511.00                 10296.00
               10110.00                9630.00                 10455.00
               10267.00                9779.00                 10401.00
               10209.00                9724.00                 10514.00
               10336.00                9845.00                 10594.00
               10407.00                9913.00                 10856.00
               10654.00               10148.00                 10963.00
               10749.00               10238.00                 10998.00
               10765.00               10253.00                 11097.00
               10861.00               10345.00                 10977.00
               10737.00               10227.00                 11096.00
               10844.00               10329.00                 11170.00
               10918.00               10399.00                 11335.00
               11082.00               10555.00                 11522.00
               11256.00               10721.00                 11483.00
               11216.00               10684.00                 11620.00
               11346.00               10807.00                 11522.00
               11217.00               10684.00                 11413.00
               11097.00               10570.00                 11610.00
               11297.00               10760.00                 11750.00
               11426.00               10883.00                 11519.00
               11205.00               10673.00                 11744.00
               11454.00               10910.00                 11816.00
               11517.00               10970.00                 11941.00
               11649.00               11096.00                 12095.00
               11818.00               11257.00                 12240.00
               11952.00               11384.00                 12508.00
               12236.00               11655.00                 12300.00
               12017.00               11446.00                 12249.00
               11950.00               11382.00                 12507.00
               12209.00               11629.00                 12476.00
               12137.00               11561.00                 12651.00
               12328.00               11742.00                 12658.00
               12339.00               11753.00                 12742.00
               12431.00               11841.00                 13040.00
               12733.00               12129.00                 12985.00
               12665.00               12063.00                 12531.00
               12210.00               11630.00                 12626.00
08/31/03       12296.00               11711.00

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on February 24,1999 and reinvestment of income and capital gains distributions. The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the fund, indexes are not investments and do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from February 28, 1999.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

economic growth -- and therefore municipal finances -- to continue to improve. As always, the fund is managed to generate strong risk-adjusted long-term total return, taking opportunities to extend the maturity of holdings from very short-term issues out to intermediate issues, and maintaining an intermediate average maturity of 7 to 10 years. The fund continues to focus on high-quality issues diversified nationally across both states and sectors.

GRETA R. CLAPP
PORTFOLIO MANAGER

The fund offers the potential for current tax-free income and capital preservation but is subject to interest rate risk, credit risk, political risk and geographic risk. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

____________________
1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

                         TOP TEN STATES % of net assets
                                 August 31, 2003

Washington                                   14.5
Oregon                                       14.2
Illinois                                     12.3
Texas                                         9.0
Michigan                                      4.8
Tennessee                                     4.0
Indiana                                       4.0
Wisconsin                                     3.7
New York                                      3.5
Louisiana                                     3.5

Because the fund is actively managed, there can be no guarantee the fund will continue to maintain this composition in these states in the future.

                     ---------------------------------------
                    PORTFOLIO QUALITY % of portfolio holdings
                                 August 31, 2003

(PIE CHART)

Aaa                                 61.2
Aa                                  14.9
A                                    7.1
Baa                                  2.4
Not Rated                           14.4

Ratings shown represent the highest rating assigned to a particular bond by one of the nationally-recognized ratings agencies: Standard and Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.



                                            AVERAGE ANNUAL TOTAL RETURN As of August 31, 2003 (%)

                              CLASS A                    CLASS B                 CLASS D             CLASS Z
----------------------------------------------------------------------------------------------------------------
Inception date                11/1/02                    11/1/02                 11/1/02             2/24/99
----------------------------------------------------------------------------------------------------------------
                         WITHOUT      WITH        WITHOUT        WITH       WITHOUT       WITH        WITHOUT
                     SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE  SALES CHARGE
----------------------------------------------------------------------------------------------------------------
8-month (cumulative)      0.75       -4.04         0.25       -4.67         0.47        -1.48          1.00
----------------------------------------------------------------------------------------------------------------
1-year                    2.91       -1.98         2.28       -2.66         2.54         0.57          3.20
----------------------------------------------------------------------------------------------------------------
Life                      4.68        3.56         4.54        4.16         4.60         4.37          4.75
----------------------------------------------------------------------------------------------------------------





                                            AVERAGE ANNUAL TOTAL RETURN As of June 30, 2003 (%)

                               CLASS A                   CLASS B                 CLASS D              CLASS Z
----------------------------------------------------------------------------------------------------------------
Inception date                 11/1/02                   11/1/02                 11/1/02              2/24/99
----------------------------------------------------------------------------------------------------------------
                         WITHOUT      WITH        WITHOUT        WITH       WITHOUT       WITH        WITHOUT
                     SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE  SALES CHARGE
----------------------------------------------------------------------------------------------------------------
8-month (cumulative)       5.38        0.37          4.87       -0.13         5.09         3.08          5.67
----------------------------------------------------------------------------------------------------------------
1-year                     8.70        3.54          8.18        3.18         8.41         6.35          9.00
----------------------------------------------------------------------------------------------------------------
Life                       5.58        4.40          5.46        5.07         5.51         5.27          5.64
----------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions, if any. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class D sales charge of 1% which also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B and D would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA OREGON MUNICIPAL BOND FUND

The Board of Directors for Columbia Oregon Municipal Bond Fund approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

For the eight-month period ended August 31, 2003, class A shares of Columbia Oregon Municipal Bond Fund returned 0.56% without sales charge. Over the same period the Lehman Brothers General Obligation Bond Index returned 1.29%. The fund's return fell just short of the Lipper Oregon Municipal Debt Funds Category average, which was 0.76%. 1

The fund's performance over the eight-month period rose and fell relative to its benchmark as conditions either favored or punished its overweight in intermediate maturities. The fund outperformed during the first quarter of 2003 and the month of July and underperformed during the second quarter of 2003 and the month of August.

BOND PRICES STALLED, THEN MOVED HIGHER

After a lackluster first quarter, bond prices rose strongly in the second quarter, buoyed by military success in Iraq and a strong pro-growth, anti-inflation stance from the Federal Reserve Board. During this period, municipal yields fell across maturities, and intermediate and long maturities outperformed shorter issues. However, conditions changed markedly during July when Treasury yields rose by as much as one percentage point and municipal yields by three-quarters of a percentage point. Short rates were steady.

The municipal market continues to experience solid demand, but issuance -- which had been heavy for most of the period -- lightened somewhat during July and August. Economic growth and the progress of the recovery remained disappointing. As in any economic slowdown, municipalities saw a deterioration in their finances as state and local tax receipts have been far below those of prior years. Many states are on watch for credit downgrades from major ratings agencies, including the general obligation debt of the State of Oregon. This negative outlook reflects a decline in state revenues, which has resulted from the economic downturn, as well as a stubbornly high unemployment rate. Depending on the measures taken by legislators to deal with the budget shortfall, the rating agencies could downgrade state debt from AA to A. Although we do not believe that such a downgrade would have a major impact on the price of bonds in the state, since AA-rated and A-rated debt trade similarly in the marketplace, prices would tend to decline slightly, all other factors being equal.

A POSITIVE OUTLOOK ON ECONOMIC GROWTH AND MUNICIPAL FINANCES

Despite recently lowered income tax rates, we believe municipals remain attractive, especially for highly-taxed investors. And, we expect economic growth -- and therefore municipal finances -- to continue to improve. As always, the fund is managed to generate strong risk-adjusted long-term total return. We will continue to look for opportunities to extend the maturity of

                       PERFORMANCE OF A $10,000 INVESTMENT
                                8/31/93 - 8/31/03

                        WITHOUT SALES CHARGE    WITH SALES CHARGE
                        --------------------    -----------------
Class A                       $16,233               $15,457
Class B                        16,135                16,135
Class D                        16,186                16,023
Class Z                        16,295                   n/a

                          ----------------------------
                         GROWTH OF $10,000 OVER 10 YEARS

(MOUNTAIN CHART)

                                                             LEHMAN BROTHERS
           CLASS A SHARES            CLASS A SHARES         GENERAL OBLIGATION
        WITHOUT SALES CHARGE       WITH SALES CHARGE            BOND INDEX
        --------------------       -----------------            ----------
08/31/93     $10000.00                 $ 9525.00                $10000.00
              10113.00                   9633.00                 10106.00
              10117.00                   9636.00                 10119.00
              10048.00                   9571.00                 10050.00
              10203.00                   9718.00                 10258.00
              10295.00                   9806.00                 10377.00
              10052.00                   9574.00                 10099.00
               9692.00                   9232.00                  9728.00
               9743.00                   9281.00                  9833.00
               9813.00                   9346.00                  9908.00
               9765.00                   9302.00                  9849.00
               9909.00                   9438.00                 10004.00
               9946.00                   9473.00                 10047.00
               9814.00                   9348.00                  9906.00
               9693.00                   9232.00                  9763.00
               9536.00                   9083.00                  9610.00
               9725.00                   9263.00                  9780.00
               9959.00                   9486.00                 10012.00
              10180.00                   9696.00                 10276.00
              10287.00                   9798.00                 10416.00
              10298.00                   9809.00                 10422.00
              10551.00                  10050.00                 10734.00
              10467.00                   9970.00                 10661.00
              10557.00                  10056.00                 10784.00
              10691.00                  10183.00                 10921.00
              10763.00                  10252.00                 10991.00
              10889.00                  10371.00                 11117.00
              11040.00                  10516.00                 11273.00
              11104.00                  10577.00                 11362.00
              11168.00                  10638.00                 11473.00
              11113.00                  10585.00                 11420.00
              10996.00                  10474.00                 11293.00
              10951.00                  10431.00                 11254.00
              10943.00                  10423.00                 11236.00
              11053.00                  10528.00                 11349.00
              11145.00                  10616.00                 11456.00
              11147.00                  10617.00                 11455.00
              11276.00                  10740.00                 11594.00
              11389.00                  10848.00                 11729.00
              11566.00                  11017.00                 11947.00
              11520.00                  10973.00                 11899.00
              11550.00                  11001.00                 11931.00
              11642.00                  11089.00                 12040.00
              11519.00                  10972.00                 11885.00
              11595.00                  11044.00                 11977.00
              11731.00                  11173.00                 12156.00
              11836.00                  11274.00                 12287.00
              12138.00                  11562.00                 12605.00
              12060.00                  11488.00                 12494.00
              12187.00                  11608.00                 12637.00
              12247.00                  11665.00                 12706.00
              12304.00                  11720.00                 12767.00
              12483.00                  11890.00                 12949.00
              12603.00                  12004.00                 13082.00
              12587.00                  11990.00                 13092.00
              12577.00                  11980.00                 13104.00
              12535.00                  11939.00                 13035.00
              12716.00                  12112.00                 13250.00
              12744.00                  12139.00                 13298.00
              12774.00                  12167.00                 13328.00
              12967.00                  12351.00                 13539.00
              13127.00                  12504.00                 13719.00
              13105.00                  12483.00                 13722.00
              13144.00                  12520.00                 13767.00
              13178.00                  12553.00                 13812.00
              13345.00                  12711.00                 13993.00
              13242.00                  12613.00                 13922.00
              13250.00                  12620.00                 13927.00
              13288.00                  12657.00                 13965.00
              13167.00                  12542.00                 13887.00
              12980.00                  12364.00                 13683.00
              13031.00                  12412.00                 13736.00
              12919.00                  12305.00                 13655.00
              12925.00                  12311.00                 13667.00
              12792.00                  12185.00                 13550.00
              12920.00                  12306.00                 13688.00
              12828.00                  12219.00                 13602.00
              12749.00                  12143.00                 13551.00
              12856.00                  12245.00                 13687.00
              13123.00                  12500.00                 13963.00
              13052.00                  12432.00                 13892.00
              12971.00                  12355.00                 13818.00
              13285.00                  12654.00                 14175.00
              13466.00                  12826.00                 14362.00
              13671.00                  13021.00                 14567.00
              13598.00                  12952.00                 14495.00
              13747.00                  13094.00                 14647.00
              13836.00                  13179.00                 14749.00
              14146.00                  13474.00                 15097.00
              14307.00                  13627.00                 15261.00
              14347.00                  13666.00                 15306.00
              14463.00                  13776.00                 15441.00
              14307.00                  13628.00                 15282.00
              14460.00                  13773.00                 15436.00
              14551.00                  13860.00                 15532.00
              14752.00                  14051.00                 15753.00
              14990.00                  14278.00                 16006.00
              14949.00                  14239.00                 15971.00
              15139.00                  14420.00                 16135.00
              14965.00                  14254.00                 15993.00
              14788.00                  14086.00                 15866.00
              15029.00                  14315.00                 16126.00
              15205.00                  14483.00                 16322.00
              14932.00                  14222.00                 16011.00
              15224.00                  14501.00                 16341.00
              15320.00                  14592.00                 16430.00
              15501.00                  14765.00                 16614.00
              15709.00                  14962.00                 16819.00
              15894.00                  15139.00                 17010.00
              16242.00                  15471.00                 17356.00
              15945.00                  15187.00                 17075.00
              15824.00                  15072.00                 16991.00
              16135.00                  15369.00                 17324.00
              16072.00                  15309.00                 17295.00
              16322.00                  15546.00                 17533.00
              16308.00                  15534.00                 17567.00
              16423.00                  15643.00                 17679.00
              16812.00                  16013.00                 18070.00
              16719.00                  15925.00                 17983.00
              16123.00                  15357.00                 17386.00
08/31/03      16233.00                  15457.00                 17542.00

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on August 31,1993 and reinvestment of income and capital gains distributions. The Lehman Brothers General Obligation Bond Index is a unmanaged index that represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Unlike the fund, indices are not investments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

holdings from very short-term issues out to intermediate issues, maintaining an intermediate average maturity of 7 to 10 years. The fund continues to focus on high quality issues diversified across both counties and sectors within the State of Oregon.

GRETA R. CLAPP
PORTFOLIO MANAGER

The fund offers the potential for current tax-free income and capital preservation but is subject to interest rate risk, credit risk and political risk. Single-state municipal bond funds pose additional risks due to limited geographic diversification. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

_________________
1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

                      PORTFOLIO COMPOSITION % of net assets
                           August 31, 2003 (unaudited)

Revenue                                      35.0
Insured revenue                              20.1
General obligations                          18.6
Insured general obligations                  13.9
State of Oregon general obligations           5.1
Other bonds                                   4.8
Cash, net receivables & payables              1.8
Pre-refunded bonds                            0.5
U.S. territories bonds                        0.2


                       ----------------------------------
                    PORTFOLIO QUALITY % of portfolio holdings
                                 August 31, 2003

(PIE CHART)

Aaa                        37.6
Aa                         39.7
A                           7.4
Baa                         4.6
Not Rated                  10.7

Ratings shown represent the highest rating assigned to a particular bond by one of the nationally-recognized ratings agencies: Standard and Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.



                                        AVERAGE ANNUAL TOTAL RETURN As of August 31, 2003 (%)

                            CLASS A                      CLASS B                 CLASS D                 CLASS Z
--------------------------------------------------------------------------------------------------------------------
Inception date              11/1/02                      11/1/02                 11/1/02                 7/2/84
--------------------------------------------------------------------------------------------------------------------
                       WITHOUT        WITH         WITHOUT        WITH        WITHOUT       WITH          WITHOUT
                    SALES CHARGE   SALES CHARGE  SALES CHARGE  SALES CHARGE SALES CHARGE SALES CHARGE  SALES CHARGE
--------------------------------------------------------------------------------------------------------------------
8-month (cumulative)     0.56        -4.21           0.05        -4.85          0.32        -1.65          0.83
--------------------------------------------------------------------------------------------------------------------
1-year                   2.09        -2.79           1.47        -3.40          1.79        -0.21          2.48
--------------------------------------------------------------------------------------------------------------------
5-year                   4.59         3.58           4.47         4.14          4.53         4.32          4.67
--------------------------------------------------------------------------------------------------------------------
10-year                  4.96         4.45           4.90         4.90          4.93         4.83          5.00
--------------------------------------------------------------------------------------------------------------------





                                       AVERAGE ANNUAL TOTAL RETURN As of June 30, 2003 (%)

                              CLASS A                     CLASS B                   CLASS D              CLASS Z
--------------------------------------------------------------------------------------------------------------------
Inception date               11/1/02                      11/1/02                   11/1/02               7/2/84
--------------------------------------------------------------------------------------------------------------------
                       WITHOUT        WITH         WITHOUT        WITH        WITHOUT        WITH        WITHOUT
                    SALES CHARGE   SALES CHARGE  SALES CHARGE  SALES CHARGE SALES CHARGE SALES CHARGE  SALES CHARGE
--------------------------------------------------------------------------------------------------------------------
8-month (cumulative)     4.85        -0.13           4.36        -0.64         4.62         2.58          5.18
--------------------------------------------------------------------------------------------------------------------
1-year                   7.86         2.71           7.35         2.35         7.61         5.51          8.20
--------------------------------------------------------------------------------------------------------------------
5-year                   5.59         4.57           5.49         5.16         5.54         5.32          5.65
--------------------------------------------------------------------------------------------------------------------
10-year                  5.47         4.96           5.42         5.42         5.45         5.34          5.50
--------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results assume reinvestment of distributions, if any. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class D sales charge of 1% which also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B and D would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA HIGH YIELD FUND

The Board of Directors for Columbia High Yield Fund approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

For the eight-month period ended August 31, 2003, Columbia High Yield Fund class A shares returned 5.81% without sales charge. The fund lagged the Merrill Lynch US High Yield, Cash Pay Only Index, which returned 17.08%. The fund's emphasis on high quality, high-yield bonds proved detrimental to performance as lower quality bonds rallied strongly early in the period.

In the cable industry, the fund lagged because we did not own a position in Charter Communications, the industry's largest issuer and also one of its strongest performers during the period. However, our investments in CSC Holdings (1.1% of net assets) 1 and Mediacom (0.8% of net assets), contributed to the fund's positive performance. In the cable industry, we sold our position in TCI International, reduced our position in MediaCom and purchased a position in DirecTV Holdings (1.4% of net assets). Satellite TV continues to take market share from cable companies so we wanted to gain exposure to this segment of the market, while reducing our exposure to the traditional cable companies.

CREDIT RESEARCH DRIVES SECURITY SELECTION

We focused our research on identifying companies with strong business prospects and improving margins. In this regard, we added to our position in Corrections Corp. of America, the country's largest provider of corrections management (1.9% of net assets).

Outsourcing has proven to be a successful way to manage rising costs associated with the nation's prison systems. We also increased our exposure in the aerospace industry with the purchase of TD Funding (1.0% of net assets). In the final months of the period, we added positions in Acetex, a Canadian chemical manufacturer, and Wabtec (formerly Westinghouse Air Brake), an equipment producer for locomotives, freight cars and passenger transit vehicles (0.6% and 0.6% of net assets, respectively).

We funded these additions to the portfolio by eliminating selected positions from the portfolio. For example, in the hotel and leisure sector, we sold both Six Flags and Host Marriott because we believed that they had achieved fair value. We also eliminated our position in Winn-Dixie Stores, a food retailer located in the southeastern United States. In our opinion, Winn-Dixie lacks a clear business plan in the face of declining market share. Concerns over increased industry competition also prompted us to sell Playtex Products, in the consumer goods sector. Finally, we eliminated our position in ConStar International, one of North America's largest plastic container manufacturers, following disappointing performance.

                       PERFORMANCE OF A $10,000 INVESTMENT
                               10/01/93 - 8/31/03

                 WITHOUT SALES CHARGE     WITH SALES CHARGE
                 --------------------     -----------------
Class A                $19,105                 $18,195
Class B                 18,965                  18,965
Class D                 18,996                  18,808
Class Z                 19,160                     n/a

                           --------------------------
                                GROWTH OF $10,000
                                 SINCE INCEPTION

(MOUNTAIN CHART)

                                                              MERRILL LYNCH
           CLASS A SHARES         CLASS A SHARES              US HIGH YIELD,
        WITHOUT SALES CHARGE     WITH SALES CHARGE          CASH PAY ONLY INDEX
        --------------------     -----------------          -------------------
10/01/93     $10000.00              $ 9525.00                  $10000.00
               9992.00                9517.00                   10180.00
              10015.00                9539.00                   10236.00
              10112.00                9632.00                   10338.00
              10251.00                9764.00                   10565.00
              10221.00                9735.00                   10489.00
               9909.00                9439.00                   10147.00
               9738.00                9275.00                   10028.00
               9819.00                9352.00                    9992.00
               9845.00                9377.00                   10029.00
               9905.00                9435.00                   10099.00
               9968.00                9494.00                   10169.00
              10017.00                9542.00                   10165.00
              10028.00                9552.00                   10190.00
               9917.00                9446.00                   10104.00
              10019.00                9543.00                   10216.00
              10176.00                9692.00                   10360.00
              10426.00                9931.00                   10683.00
              10521.00               10021.00                   10831.00
              10756.00               10245.00                   11085.00
              11029.00               10505.00                   11431.00
              11105.00               10577.00                   11518.00
              11258.00               10723.00                   11649.00
              11278.00               10742.00                   11720.00
              11461.00               10916.00                   11854.00
              11612.00               11061.00                   11938.00
              11745.00               11187.00                   12055.00
              11934.00               11367.00                   12249.00
              12099.00               11525.00                   12442.00
              12139.00               11563.00                   12461.00
              12002.00               11432.00                   12427.00
              11985.00               11416.00                   12434.00
              11996.00               11426.00                   12523.00
              12030.00               11458.00                   12598.00
              12119.00               11543.00                   12684.00
              12349.00               11763.00                   12815.00
              12563.00               11966.00                   13090.00
              12701.00               12098.00                   13234.00
              12968.00               12352.00                   13501.00
              13060.00               12439.00                   13605.00
              13175.00               12549.00                   13710.00
              13375.00               12740.00                   13902.00
              13173.00               12547.00                   13748.00
              13328.00               12695.00                   13904.00
              13648.00               13000.00                   14185.00
              13820.00               13164.00                   14401.00
              14192.00               13518.00                   14747.00
              14179.00               13506.00                   14721.00
              14369.00               13687.00                   14966.00
              14356.00               13674.00                   15065.00
              14520.00               13830.00                   15208.00
              14717.00               14018.00                   15352.00
              14957.00               14247.00                   15581.00
              15046.00               14331.00                   15645.00
              15139.00               14420.00                   15779.00
              15215.00               14492.00                   15854.00
              15262.00               14537.00                   15965.00
              15370.00               14640.00                   16044.00
              15558.00               14819.00                   16136.00
              14940.00               14230.00                   15439.00
              15204.00               14482.00                   15470.00
              15131.00               14413.00                   15216.00
              15631.00               14888.00                   15908.00
              15635.00               14893.00                   15913.00
              15828.00               15076.00                   16071.00
              15741.00               14993.00                   15948.00
              15928.00               15171.00                   16086.00
              16041.00               15279.00                   16337.00
              15834.00               15082.00                   16224.00
              15785.00               15035.00                   16193.00
              15769.00               15020.00                   16217.00
              15681.00               14936.00                   16052.00
              15664.00               14920.00                   15991.00
              15667.00               14923.00                   15897.00
              15922.00               15166.00                   16078.00
              16007.00               15246.00                   16161.00
              15925.00               15169.00                   16081.00
              15939.00               15182.00                   16095.00
              15848.00               15096.00                   15870.00
              15921.00               15165.00                   15874.00
              15912.00               15156.00                   15700.00
              16246.00               15474.00                   15968.00
              16392.00               15614.00                   16083.00
              16669.00               15877.00                   16279.00
              16669.00               15877.00                   16185.00
              16529.00               15744.00                   15711.00
              16293.00               15519.00                   15219.00
              16744.00               15949.00                   15549.00
              17318.00               16496.00                   16476.00
              17464.00               16634.00                   16736.00
              17373.00               16548.00                   16515.00
              17331.00               16508.00                   16335.00
              17444.00               16615.00                   16649.00
              17291.00               16469.00                   16306.00
              17500.00               16669.00                   16559.00
              17727.00               16885.00                   16719.00
              17034.00               16225.00                   15648.00
              17618.00               16782.00                   16108.00
              18080.00               17221.00                   16631.00
              17856.00               17008.00                   16513.00
              17963.00               17110.00                   16606.00
              17799.00               16954.00                   16446.00
              17967.00               17113.00                   16838.00
              18051.00               17194.00                   17105.00
              18015.00               17159.00                   17013.00
              17558.00               16724.00                   15803.00
              17266.00               16446.00                   15174.00
              17534.00               16701.00                   15554.00
              17465.00               16636.00                   15314.00
              17443.00               16614.00                   15175.00
              17935.00               17083.00                   16079.00
              18053.00               17195.00                   16324.00
              18210.00               17345.00                   16794.00
              18354.00               17482.00                   17011.00
              18669.00               17783.00                   17451.00
              19093.00               18186.00                   18432.00
              19109.00               18201.00                   18631.00
              19342.00               18423.00                   19140.00
              18974.00               18073.00                   18866.00
08/31/03      19105.00               18195.00                   19118.00

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on October 1, 1993, and reinvestment of income and capital gains distributions. The Merrill Lynch U.S. High Yield, Cash Pay Only Index is an unmanaged index of non-investment-grade corporate bonds. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from October 1, 1993.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

A CONTINUING FOCUS ON HIGHER QUALITY

We believe that lower-quality, high-yield issues may continue to rally as the economy strengthens and fewer issues default. However, we remain concerned about the long-term prospects for these companies and their ability to sustain the level of performance exhibited over the past six months. We expect to continue our focus on higher quality issues--those with strong balance sheets, solid operations and higher credit ratings.

JEFFREY L. RIPPEY AND KURT M. HAVNAER
PORTFOLIO MANAGERS

High-yield investing offers the potential for high income and attractive total returns, but also involves certain risks, including credit risks associated with lower-rated bonds, and interest rate risks.

_____________________
1 Holdings are disclosed as of August 31, 2003 and are subject to change.

                        TOP FIVE SECTORS % of net assets
                                 August 31, 2003

Energy                                       10.1
Health care                                   8.3
Casinos & gaming                              6.3
Cable TV                                      5.8
Services                                      5.3

Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these sectors in the future.

                       ---------------------------------
                    PORTFOLIO QUALITY % of portfolio holdings
                                 August 31, 2003

(PIE CHART)

Ba                         55.9
B                          42.4
Baa                         1.7

Ratings shown represent the highest rating assigned to a particular bond by one of the nationally-recognized ratings agencies: Standard and Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.



                                        AVERAGE ANNUAL TOTAL RETURN As of August 31, 2003 (%)

                             CLASS A                     CLASS B                   CLASS D              CLASS Z
----------------------------------------------------------------------------------------------------------------
Inception date               11/1/02                     11/1/02                   11/1/02              10/1/93
----------------------------------------------------------------------------------------------------------------
                      WITHOUT         WITH        WITHOUT        WITH        WITHOUT       WITH        WITHOUT
                    SALES CHARGE  SALES CHARGE  SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE
----------------------------------------------------------------------------------------------------------------
8-month (cumulative)    5.81          0.75          5.20         0.20         5.35         3.36         6.04
----------------------------------------------------------------------------------------------------------------
1-year                  8.94          3.82          8.14         3.14         8.32         6.30         9.26
--------------------------------------------------------------------------------------------------------------
5-year                  5.04          4.03          4.88         4.59         4.92         4.70         5.10
----------------------------------------------------------------------------------------------------------------
Life                    6.75          6.22          6.67         6.67         6.69         6.58         6.78
----------------------------------------------------------------------------------------------------------------





                                       AVERAGE ANNUAL TOTAL RETURN As of June 30, 2003 (%)

                             CLASS A                     CLASS B                   CLASS D              CLASS Z
----------------------------------------------------------------------------------------------------------------
Inception date               11/1/02                     11/1/02                   11/1/02              10/1/93
----------------------------------------------------------------------------------------------------------------
                      WITHOUT         WITH        WITHOUT        WITH        WITHOUT       WITH        WITHOUT
                    SALES CHARGE  SALES CHARGE  SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE SALES CHARGE
----------------------------------------------------------------------------------------------------------------
8-month (cumulative)   10.89          5.59         10.24         5.24        10.38         8.32        11.17
----------------------------------------------------------------------------------------------------------------
1-year                 10.17          4.94          9.53         4.53         9.67         7.52        10.45
----------------------------------------------------------------------------------------------------------------
5-year                  4.71          3.70          4.58         4.29         4.61         4.40         4.76
----------------------------------------------------------------------------------------------------------------
Life                    7.01          6.47          6.94         6.94         6.96         6.85         7.03
----------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions, if any. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class D sales charge of 1% which also carries a CDSC of 1% that is applied to shares sold within the first year after they are purchased. Effective October 13, 2003, class D shares are closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D sales charge of 1% is waived after October 13, 2003. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expenses differential been reflected, the returns for the periods prior to the inception of classes A, B and D would have been lower.

                               INVESTMENT REVIEWS
--------------------------------------------------------------------------------

COLUMBIA DAILY INCOME COMPANY

                       PERFORMANCE OF A $10,000 INVESTMENT
                                8/31/93 - 8/31/03

                        WITHOUT
                     SALES CHARGE
                     ------------
Class Z                $14,949

                           ---------------------------
                                GROWTH OF $10,000
                                  OVER 10 YEARS

(MOUNTAIN CHART)

                                              CONSUMER
               CLASS Z SHARES               PRICE INDEX
               --------------               -----------
     08/31/93   $10000.00                   $10000.00
                 10020.00                    10021.00
                 10041.00                    10062.00
                 10061.00                    10069.00
                 10082.00                    10069.00
                 10104.00                    10096.00
                 10124.00                    10131.00
                 10147.00                    10165.00
                 10171.00                    10179.00
                 10200.00                    10186.00
                 10230.00                    10221.00
                 10263.00                    10249.00
                 10298.00                    10290.00
                 10333.00                    10317.00
                 10371.00                    10325.00
                 10411.00                    10338.00
                 10455.00                    10338.00
                 10502.00                    10379.00
                 10547.00                    10421.00
                 10596.00                    10455.00
                 10645.00                    10490.00
                 10695.00                    10511.00
                 10743.00                    10532.00
                 10792.00                    10532.00
                 10841.00                    10559.00
                 10888.00                    10580.00
                 10936.00                    10615.00
                 10983.00                    10608.00
                 11031.00                    10600.00
                 11078.00                    10663.00
                 11122.00                    10697.00
                 11166.00                    10753.00
                 11210.00                    10795.00
                 11254.00                    10815.00
                 11298.00                    10822.00
                 11345.00                    10842.00
                 11391.00                    10863.00
                 11437.00                    10898.00
                 11484.00                    10932.00
                 11530.00                    10953.00
                 11577.00                    10953.00
                 11624.00                    10988.00
                 11667.00                    11022.00
                 11715.00                    11050.00
                 11762.00                    11064.00
                 11811.00                    11058.00
                 11861.00                    11071.00
                 11912.00                    11084.00
                 11963.00                    11105.00
                 12012.00                    11133.00
                 12064.00                    11161.00
                 12115.00                    11154.00
                 12168.00                    11141.00
                 12221.00                    11162.00
                 12269.00                    11183.00
                 12321.00                    11204.00
                 12371.00                    11225.00
                 12423.00                    11245.00
                 12474.00                    11258.00
                 12528.00                    11272.00
                 12582.00                    11285.00
                 12634.00                    11299.00
                 12687.00                    11326.00
                 12737.00                    11326.00
                 12788.00                    11319.00
                 12838.00                    11346.00
                 12881.00                    11360.00
                 12929.00                    11394.00
                 12976.00                    11477.00
                 13024.00                    11477.00
                 13070.00                    11477.00
                 13120.00                    11512.00
                 13171.00                    11539.00
                 13223.00                    11595.00
                 13277.00                    11615.00
                 13331.00                    11622.00
                 13391.00                    11622.00
                 13453.00                    11650.00
                 13509.00                    11719.00
                 13572.00                    11815.00
                 13633.00                    11822.00
                 13699.00                    11829.00
                 13767.00                    11898.00
                 13838.00                    11918.00
                 13910.00                    11932.00
                 13980.00                    11995.00
                 14052.00                    12015.00
                 14123.00                    12022.00
                 14195.00                    12015.00
                 14266.00                    12091.00
                 14324.00                    12139.00
                 14384.00                    12167.00
                 14437.00                    12216.00
                 14487.00                    12271.00
                 14531.00                    12291.00
                 14574.00                    12257.00
                 14613.00                    12257.00
                 14648.00                    12312.00
                 14677.00                    12270.00
                 14701.00                    12249.00
                 14721.00                    12202.00
                 14739.00                    12230.00
                 14754.00                    12279.00
                 14770.00                    12347.00
                 14785.00                    12417.00
                 14800.00                    12417.00
                 14814.00                    12424.00
                 14829.00                    12431.00
                 14844.00                    12479.00
                 14857.00                    12500.00
                 14871.00                    12521.00
                 14883.00                    12521.00
                 14895.00                    12494.00
                 14903.00                    12549.00
                 14911.00                    12645.00
                 14918.00                    12721.00
                 14926.00                    12693.00
                 14935.00                    12673.00
                 14942.00                    12687.00
                 14948.00                    12701.00
     08/31/03    14949.00                    12748.00

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on August 31, 1993, and reinvestment of income and capital gains distributions. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

                              PORTFOLIO HIGHLIGHTS

                                              8/31/03

Seven day current yield                        0.41%
Seven day effective yield                      0.41%
Average days to maturity                         38


The Board of Directors for Columbia Daily Income Company approved the change of the fund's fiscal year end from December 31 to August 31. As a result, this report covers the eight-month period since the last annual report. The next report you receive will be a report for the six-month period through February 2004.

For the eight-month period ended August 31, 2003, Columbia Daily Income
Company class Z shares returned 0.40%. Short-term interest rates were low throughout the period, and in June they were pushed even lower when the Federal Reserve Board cut the federal funds rate from 1.25% to 1.00%--a 45-year low. The federal funds rate is the interest rate that commercial banks charge each other on overnight loans. The Fed has sought to keep short-term rates low in order to stimulate the economy as well as to encourage long-term investment. While lower short-term rates have been welcomed by consumers and businesses, their effect on money market funds has been to bring returns on eligible portfolio securities to all-time lows.

OPERATING WITHIN A LOW-RATE ENVIRONMENT

Despite declining short-term rates, we have remained committed to our universe of government and corporate obligations bearing the highest possible ratings (A1/P1). During the summer we reduced our exposure to government agency credits in response to well-publicized management difficulties at Federal Home Loan Mortgage Corporation--"Freddie Mac." At the end of August, 20% of the portfolio was invested in government agency securities, down from 25% at the end of June. The remainder of the portfolio is invested in high-quality commercial paper. In an effort to extract as much income as possible from our investments, we extended the portfolio's average maturity during the period and worked to keep fund expenses low. If short-term rates rise going forward, we expect shareholders to benefit from the fund's ability to reinvest at higher rates.

LEONARD A. APLET
PORTFOLIO MANAGER

There is a chance that the fund's investments may not keep pace with the rate of inflation over the long-term. Also, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the fund seeks to preserve the value of our investment at $1 per share, it is possible to lose money by investing in the fund.

                          AVERAGE ANNUAL TOTAL RETURN
                            As of August 31, 2003 (%)

                COLUMBIA             CONSUMER PRICE
          DAILY INCOME COMPANY          INDEX
                CLASS Z              (INFLATION)
----------------------------------------------------
8-month          0.40                    2.05
----------------------------------------------------
1-year           0.75                    2.16
----------------------------------------------------
5-year           3.51                    2.47
----------------------------------------------------
10-year          4.10                    2.46
----------------------------------------------------


                           AVERAGE ANNUAL TOTAL RETURN
                             As of June 30, 2003 (%)

                COLUMBIA                  CONSUMER PRICE
          DAILY INCOME COMPANY                INDEX
                CLASS Z                    (INFLATION)
---------------------------------------------------------
8-month            0.49                        1.32
---------------------------------------------------------
1-year             0.87                        2.11
---------------------------------------------------------
5-year             3.67                        2.42
---------------------------------------------------------
10-year            4.14                        2.44
---------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                           COLUMBIA COMMON STOCK FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                             PERIOD ENDED        PERIOD ENDED
                                                               AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                  2003(a)             2002(b)
                                                             ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $      14.91        $      15.09
                                                             ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (c) ......................            0.01                  --(d)
  Net realized and unrealized gain (loss) on
    investments .........................................            2.30               (0.11)
                                                             ------------        ------------
    Total from investment operations ....................            2.31               (0.11)
                                                             ------------        ------------
LESS DISTRIBUTIONS:
  From net investment income ............................              --               (0.07)
                                                             ------------        ------------
NET ASSET VALUE, END OF PERIOD ..........................    $      17.22        $      14.91
                                                             ------------        ------------
TOTAL RETURN (e)(f) .....................................           15.49%              (0.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................    $        223        $         32
Ratio of expenses to average net assets (g)(h) ..........            1.40%               1.32%
Ratio of net investment income (loss) to average net
 assets (g)(h) ..........................................            0.08%              (0.03)%
Portfolio turnover rate .................................             102%(f)             107%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                           COLUMBIA COMMON STOCK FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                PERIOD ENDED      PERIOD ENDED
                                                  AUGUST 31,      DECEMBER 31,
CLASS B SHARES                                     2003(a)          2002(b)
                                                ------------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD ........   $      14.91      $     15.09
                                                ------------      -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss (c) ...................          (0.09)           (0.01)
  Net realized and unrealized gain
   (loss) on investments ....................           2.30            (0.12)
                                                ------------      -----------
    Total from investment operations ........           2.21            (0.13)
                                                ------------      -----------
LESS DISTRIBUTIONS:
  From net investment income ................             --            (0.05)
NET ASSET VALUE, END OF PERIOD ..............   $      17.12      $     14.91
                                                ------------      -----------
TOTAL RETURN (d)(e) .........................          14.82%           (0.84)%
                                                ------------      -----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ....   $        620      $       109
Ratio of expenses to average net
assets(f)(g) ................................           2.36%            2.07%
Ratio of net investment loss to average net
 assets (f)(g) ..............................          (0.90)%          (0.78)%
Portfolio turnover rate .....................            102%(e)          107%

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                           COLUMBIA COMMON STOCK FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                             PERIOD ENDED         PERIOD ENDED
                                                              AUGUST 31,          DECEMBER 31,
CLASS D SHARES                                                 2003(a)               2002(b)
                                                             ------------         ------------
Net asset value, beginning of period ....................    $      14.92         $      15.09
                                                             ------------         ------------
Income from investment operations:
  Net investment loss (c) ...............................           (0.12)               (0.01)
  Net realized and unrealized gain (loss) on investments             2.31                (0.11)
                                                             ------------         ------------
   Total from investment operations .....................            2.19                (0.12)
                                                             ------------         ------------
Less distributions:
  From net investment income ............................              --                (0.05)
                                                             ------------         ------------
Net asset value, end of period ..........................    $      17.11         $      14.92
                                                             ------------         ------------
Total return (d)(e) .....................................           14.68%               (0.77)%
Ratios/Supplemental data:
Net assets, end of period (in thousands) ................    $        112         $         30
Ratio of expenses to average net assets (f)(g) ..........            2.61%                2.07%
Ratio of net investment loss to average net assets (f)(g)           (1.09)%              (0.78)%
Portfolio turnover rate .................................             102%(e)              107%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                           COLUMBIA COMMON STOCK FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                PERIOD ENDED
                                                 AUGUST 31,                          YEAR ENDED DECEMBER 31,
CLASS Z SHARES                                    2003(a)          2002(b)        2001         2000         1999          1998
                                                ------------      ---------     ---------   ---------    ----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD .......... $      14.91      $   19.97     $   24.34   $   28.90    $    24.40   $     22.02
                                                ------------      ---------     ---------   ---------    ----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ................         0.06(c)        0.07(c)       0.07       (0.01)         0.03          0.09
  Net realized and unrealized gain
   (loss) on investments ......................         2.29          (5.05)        (4.35)      (1.54)         6.25          5.68
                                                ------------      ---------     ---------   ---------    ----------   -----------
     Total from investment operations .........         2.35          (4.98)        (4.28)      (1.55)         6.28          5.77
                                                ------------      ---------     ---------   ---------    ----------   -----------
LESS DISTRIBUTIONS:
  From net investment income ..................           --          (0.08)        (0.07)         --         (0.03)        (0.13)
  From net realized gains .....................           --             --         (0.02)      (3.01)        (1.75)        (3.26)
                                                ------------      ---------     ---------   ---------    ----------   -----------
      Total distributions .....................           --          (0.08)        (0.09)      (3.01)        (1.78)        (3.39)
                                                ------------      ---------     ---------   ---------    ----------   -----------
NET ASSET VALUE, END OF PERIOD ................ $      17.26      $   14.91     $   19.97   $   24.34    $    28.90   $     24.40
                                                ------------      ---------     ---------   ---------    ----------   -----------
TOTAL RETURN (d) ..............................        15.76%(e)     (24.92)%      (17.60)%     (5.73)%       25.76%        26.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...... $    427,669      $ 416,638     $ 681,397   $ 895,134    $  959,910   $   797,147
Ratio of expenses to average net assets (f) ...         0.94%(g)       0.86%         0.80%       0.75%         0.77%         0.80%
Ratio of net investment income
  (loss) to average net assets (f) ............         0.55%(g)       0.43%         0.32%      (0.05)%        0.09%         0.56%
Portfolio turnover rate .......................          102%(e)        107%          114%        104%           97%          141%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were redesignated Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              COLUMBIA GROWTH FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 PERIOD ENDED     PERIOD ENDED
                                                  AUGUST 31,      DECEMBER 31,
CLASS A SHARES                                     2003(a)           2002(b)
                                                 ------------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD ..........  $      20.83     $     21.52
                                                 ------------     -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss (c) .....................         (0.07)             --(d)
  Net realized and unrealized gain (loss) on
    investments ...............................          3.85           (0.69)
                                                 ------------     -----------
      Total from investment operations ........          3.78           (0.69)
                                                 ------------     -----------
NET ASSET VALUE, END OF PERIOD ................  $      24.61     $     20.83
                                                 ------------     -----------
TOTAL RETURN (e)(f) ...........................         18.15%          (3.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ......  $      4,229     $     3,077
Ratio of expenses to average net assets (g)(h)           1.33%           1.15%
Ratio of net investment loss to average net
 assets (g)(h) ................................         (0.44)%         (0.36)%
Portfolio turnover rate .......................           110%(f)         165%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming no initial sales charges or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                              COLUMBIA GROWTH FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                PERIOD ENDED     PERIOD ENDED
                                                 AUGUST 31,      DECEMBER 31,
CLASS B SHARES                                    2003(a)           2002(b)
                                                ------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD ........   $      20.82    $      21.52
                                                ------------    -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss (c) ...................          (0.19)          (0.03)
  Net realized and unrealized gain
   (loss) on investments ....................           3.84           (0.67)
                                                ------------    -------------
     Total from investment operations .......           3.65           (0.70)
                                                ------------    -------------
NET ASSET VALUE, END OF PERIOD ..............   $      24.47    $      20.82
                                                ------------    -------------
TOTAL RETURN (d)(e) .........................          17.53%          (3.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ....   $        793    $        114
Ratio of expenses to average net
 assets (f)(g) ..............................           2.11%           1.88%
Ratio of net investment loss to average net
 assets (f)(g) ..............................          (1.27)%         (1.09)%
Portfolio turnover rate .....................            110%(e)         165%

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              COLUMBIA GROWTH FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                PERIOD ENDED     PERIOD ENDED
                                                 AUGUST 31,      DECEMBER 31,
CLASS D SHARES                                     2003(a)         2002(b)
                                                ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD ........   $      20.82     $      21.52
                                                ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss (c) ...................          (0.17)           (0.02)
  Net realized and unrealized gain
   (loss) on investments ....................           3.83            (0.68)
                                                ------------     ------------
     Total from investment operations .......           3.66            (0.70)
                                                ------------     ------------
NET ASSET VALUE, END OF PERIOD ..............   $      24.48     $      20.82
                                                ------------     ------------
TOTAL RETURN (d)(e) .........................          17.58%           (3.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ....   $        294     $        103
Ratio of expenses to average net
 assets (f)(g) ..............................           2.02%            1.88%
Ratio of net investment loss to average net
assets (f)(g) ...............................          (1.15)%          (1.09)%
Portfolio turnover rate .....................            110%(e)          165%

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                              COLUMBIA GROWTH FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              PERIOD ENDED      PERIOD ENDED
                                               AUGUST 31,       DECEMBER 31,
CLASS G SHARES                                  2003(a)            2002(b)
                                              ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD ........ $      20.83      $      21.52
                                              ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss (c) ...................        (0.16)            (0.03)
  Net realized and unrealized gain ..........
    (loss) on investments ...................         3.82             (0.66)
                                              ------------      ------------
     Total from investment operations .......         3.66             (0.69)
                                              ------------      ------------
NET ASSET VALUE, END OF PERIOD .............. $      24.49      $      20.83
                                              ------------      ------------
TOTAL RETURN (d)(e) .........................        17.57%            (3.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .... $     14,810      $     13,705
Ratio of expenses to average net
 assets  (f)(g) .............................         2.00%             1.83%
Ratio of net investment loss to average net
assets (f)(g) ...............................        (1.10)%           (1.04)%
Portfolio turnover rate .....................          110%(e)           165%

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              COLUMBIA GROWTH FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                            PERIOD ENDED
                                             AUGUST 31,                              YEAR ENDED DECEMBER 31,
CLASS Z SHARES                                2003(a)         2002(b)          2001         2000          1999           1998
                                             ----------      ---------     -----------   -----------   -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD ....... $    20.85      $   31.35     $     40.07   $     48.91   $     42.51    $     34.34
                                             ----------      ---------     -----------   -----------   -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ............         --(c)(d)    (0.01)(c)       (0.02)        (0.08)        (0.03)          0.03
   Net realized and unrealized gain
     (loss) on investments .....                   3.85         (10.49)          (8.55)        (3.49)        11.09          10.39
                                             ----------      ---------     -----------   -----------   -----------    -----------
     Total from investment operations ......       3.85         (10.50)          (8.57)        (3.57)        11.06          10.42
                                             ----------      ---------     -----------   -----------   -----------    -----------
LESS DISTRIBUTIONS
   From net investment income ..............         --             --              --            --            --(d)       (0.08)
   From net realized gains .................         --             --           (0.15)        (5.27)        (4.66)         (2.17)
                                             ----------      ---------     -----------   -----------   -----------    -----------
     Total distributions ...................         --             --           (0.15)        (5.27)        (4.66)         (2.25)
                                             ----------      ---------     -----------   -----------   -----------    -----------
NET ASSET VALUE, END OF PERIOD ............. $    24.70      $   20.85     $     31.35   $     40.07   $     48.91    $     42.51
                                             ----------      ---------     -----------   -----------   -----------    -----------
TOTAL RETURN (e) ...........................      18.47%(f)     (33.49)%        (21.40)%       (7.94)%       26.02%         30.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ... $  909,611      $ 811,648     $ 1,325,844   $ 1,919,227   $ 2,160,739    $ 1,753,024
Ratio of expenses to average net assets (g)        0.88%(h)       0.82%           0.72%         0.65%         0.65%          0.68%
Ratio of net investment income (loss) to
  average net assets (g)                           0.01%(h)      (0.03)%         (0.07)%       (0.18)%       (0.07)%         0.21%
Portfolio turnover rate ....................        110%(f)        165%            122%          114%          118%           105%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were redesignated Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                        COLUMBIA INTERNATIONAL STOCK FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              PERIOD ENDED      PERIOD ENDED
                                                AUGUST 31,      DECEMBER 31,
CLASS A SHARES                                   2003(a)           2002(b)
                                              ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD ........ $      10.05      $      10.04
                                              ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (c) ..........         0.04             (0.02)
  Net realized and unrealized gain on
   investments, foreign currency and
    foreign capital gains tax ...............         1.25              0.03
                                              ------------      ------------
     Total from investment operations .......         1.29              0.01
                                              ------------      ------------
NET ASSET VALUE, END OF PERIOD .............. $      11.34      $      10.05
                                              ------------      ------------
TOTAL RETURN (d)(e) .........................        12.84%             0.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .... $     21,664      $     20,178
 Ratio of expenses to average net
  assets (f)(g) .............................         1.90%             1.86%
Ratio of net investment income (loss)
to average net assets (f)(g) ................         0.61%            (0.39)%
Portfolio turnover rate .....................           43%(e)            96%

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                        COLUMBIA INTERNATIONAL STOCK FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                               PERIOD ENDED     PERIOD ENDED
                                                AUGUST 31,      DECEMBER 31,
CLASS B SHARES                                   2003(a)          2002(b)
                                               ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD .........  $     10.02     $      10.04
                                               ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss (c) ....................        (0.03)           (0.05)
  Net realized and unrealized
   gain on investments, foreign currency and
    foreign capital gains tax ................         1.24             0.03
                                               ------------     ------------
Total from investment operations .............         1.21            (0.02)
                                               ------------     ------------
NET ASSET VALUE, END OF PERIOD ...............  $     11.23     $      10.02
                                               ------------     ------------
TOTAL RETURN (d)(e)(f) .......................        12.08%           (0.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .....  $    10,316     $     10,920
Ratio of expenses to average net assets (g)(h)         2.98%            3.64%
Ratio of net investment loss to average net
assets (g)(h) ................................        (0.47)%          (2.17)%
Waiver (h)(i) ................................         0.11%            0.11%
Portfolio turnover rate ......................           43%(f)           96%

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent contractual waivers of transfer agent fees.


                        COLUMBIA INTERNATIONAL STOCK FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                      PERIOD ENDED     PERIOD ENDED
                                                       AUGUST 31,      DECEMBER 31,
CLASS D SHARES                                          2003(a)           2002(b)
                                                      ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD ...............  $      10.02     $      10.04
                                                      ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (c) .................            --(d)         (0.04)
  Net realized and unrealized gain on investments,
   foreign currency and foreign capital gains tax ..          1.25             0.02
                                                      ------------     ------------
    Total from investment operations ...............          1.25            (0.02)
                                                      ------------     ------------
NET ASSET VALUE, END OF PERIOD .....................  $      11.27     $      10.02
                                                      ------------     ------------
TOTAL RETURN (e)(f)(g) .............................         12.48%           (0.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...........  $        633     $        542
Ratio of expenses to average net assets (h)(i) .....          2.49%            3.48%
Ratio of net investment income (loss) to average
net assets (h)(i) ..................................          0.02%           (2.01)%
Waiver (i)(j) ......................................          0.75%            0.75%
Portfolio turnover rate ............................            43%(g)           96%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Amounts represent contractual waivers of transfer agent fees.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                       COLUMBIA INTERNATIONAL STOCK FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                               PERIOD ENDED
                                                AUGUST 31,                              YEAR ENDED DECEMBER 31,
CLASS Z SHARES                                   2003(a)            2002(b)         2001        2000        1999         1998
                                               ------------        ---------      ---------   ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ........  $      10.05        $   12.03      $   14.77   $   22.81   $   15.45   $   13.70
                                               ------------        ---------      ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .............          0.07(c)            --(c)(d)     0.01       (0.04)      (0.05)         --(d)
   Net realized and unrealized gain
    (loss) on investments,
     foreign currency and foreign
      capital gains tax ...........                    1.27            (1.94)         (2.74)      (5.17)       9.00        1.76
                                               ------------        ---------      ---------   ---------   ---------   ---------
     Total from investment operations .......          1.34            (1.94)         (2.73)      (5.21)       8.95        1.76
                                               ------------        ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
   From net investment income ...............            --            (0.01)         (0.01)         --          --          --
   From net realized gains ..................            --               --             --       (2.83)      (1.59)      (0.01)
   Return of capital ........................            --            (0.03)            --          --          --          --
                                               ------------        ---------      ---------   ---------   ---------   ---------
     Total distributions ....................            --            (0.04)         (0.01)      (2.83)      (1.59)      (0.01)
                                               ------------        ---------      ---------   ---------   ---------   ---------
REDEMPTION FEES:
   Redemption fees added to paid-in capital .          0.01(c)            --             --          --          --          --
                                               ------------        ---------      ---------   ---------   ---------   ---------
Net asset value, end of period ..............  $      11.40        $   10.05      $   12.03   $   14.77   $   22.81   $   15.45
                                               ------------        ---------      ---------   ---------   ---------   ---------
TOTAL RETURN (e) ............................         13.43%(f)(g)    (16.10)%(f)    (18.47)%    (22.64)%     57.93%      12.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ....  $    248,718        $ 143,332      $ 135,626   $ 175,316   $ 239,223   $ 134,193
Ratio of expenses to average net assets (h) .          1.47%(i)         1.49%          1.56%       1.42%       1.48%       1.56%
Ratio of net investment income
 (loss) to average net assets (h)                      1.03%(i)        (0.02)%         0.06%      (0.19)%     (0.35)%     (0.02)%
Waiver ......................................          0.12%(i)(j)      0.12%(j)         --          --          --          --
Portfolio turnover rate .....................            43%(g)           96%           130%        112%         94%         74%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were redesignated Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Amounts represent contractual waivers of transfer agent fees.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                          COLUMBIA MID CAP GROWTH FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 PERIOD ENDED    PERIOD ENDED
                                                  AUGUST 31,     DECEMBER 31,
CLASS A SHARES                                     2003(a)          2002(b)
                                                 ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD ........... $      14.77    $      15.15
                                                 ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss (c) ......................        (0.14)          (0.02)
  Net realized and unrealized gain (loss) on
   investments .................................         3.46           (0.36)
                                                 ------------    ------------
     Total from Investment Operations ..........         3.32           (0.38)
                                                 ------------    ------------
NET ASSET VALUE, END OF PERIOD ................. $      18.09    $      14.77
                                                 ------------    ------------
TOTAL RETURN (d)(e)(f) .........................        22.48%          (2.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ....... $      4,525    $      1,180
Ratio of expenses to average net assets (g)(h) .         1.60%           1.49%
Ratio of net investment loss to average net
assets (g)(h) ..................................        (1.31)%         (1.22)%
Waiver (h)(i) ..................................         0.01%           0.01%
Portfolio turnover rate ........................           78%(f)          88%

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent contractual waivers of transfer agent fees.


                          COLUMBIA MID CAP GROWTH FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 PERIOD ENDED    PERIOD ENDED
                                                  AUGUST 31,     DECEMBER 31,
CLASS A SHARES                                     2003(a)          2002(b)
                                                 ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..........  $      14.76    $      15.15
                                                 ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss (c) .....................         (0.22)          (0.04)
  Net realized and unrealized gain (loss) on
   investments ................................          3.44           (0.35)
                                                 ------------    ------------
    Total from Investment Operations ..........          3.22           (0.39)
                                                 ------------    ------------
NET ASSET VALUE, END OF PERIOD ................  $      17.98    $      14.76
                                                 ------------    ------------
TOTAL RETURN (d)(e)(f) ........................         21.82%          (2.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ......  $      4,242    $      3,383
Ratio of expenses to average net assets (g)(h)           2.36%           2.32%
Ratio of net investment loss to average net ...
   assets (g)(h) ..............................         (2.06)%         (2.05)%
Waiver (h)(i) .................................          0.12%           0.12%
Portfolio turnover rate .......................            78%(f)          88%

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent contractual waivers of transfer agent fees.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                          COLUMBIA MID CAP GROWTH FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                            PERIOD ENDED      PERIOD ENDED
                                                             AUGUST 31,       DECEMBER 31,
CLASS D SHARES                                                2003(a)            2002(b)
                                                            -----------        -----------
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $   14.76           $   15.15
                                                            -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:

   Net investment loss (c) ..............................        (0.21)              (0.04)
   Net realized and unrealized gain (loss) on investments         3.43               (0.35)
                                                            -----------        -----------
     Total from investment operations ...................         3.22               (0.39)
                                                            -----------        -----------
NET ASSET VALUE, END OF PERIOD ..........................    $   17.98           $   14.76
                                                            -----------        -----------
TOTAL RETURN (d)(e)(f) ..................................        21.82%              (2.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................    $     737           $     433
Ratio of expenses to average net assets (g)(h) ..........         2.27%               2.32%
Ratio of net investment loss to average net assets (g)(h)        (1.97)%             (2.05)%
Waiver (h)(i) ...........................................         0.09%               0.09%
Portfolio turnover rate .................................           78%(f)              88%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent contractual waivers of transfer agent fees.


                          COLUMBIA MID CAP GROWTH FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                             PERIOD ENDED       PERIOD ENDED
                                                              AUGUST 31,         DECEMBER 31,
CLASS G SHARES                                                  2003(a)            2002(b)
                                                             -----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $     14.77         $     15.15
                                                             -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (c) ..............................          (0.23)              (0.04)
   Net realized and unrealized gain (loss) on investments           3.44               (0.34)
                                                             -----------         -----------
     Total from investment operations ...................           3.21               (0.38)
                                                             -----------         -----------
NET ASSET VALUE, END OF PERIOD ..........................    $     17.98         $     14.77
                                                             -----------         -----------
TOTAL RETURN (d)(e) .....................................          21.73%              (2.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................    $       806         $       753
Ratio of expenses to average net assets (f)(g) ..........           2.47%               2.35%
Ratio of net investment loss to average net assets (f)(g)          (2.17)%             (2.08)%
Portfolio turnover rate .................................             78%(e)              88%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                          COLUMBIA MID CAP GROWTH FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                             PERIOD ENDED       PERIOD ENDED
                                                              AUGUST 31,        DECEMBER 31,
CLASS T SHARES                                                 2003(a)            2002(b)
                                                             -----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $     14.79         $     15.15
                                                             -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (c) ..............................          (0.12)              (0.02)
   Net realized and unrealized gain (loss) on investments           3.45               (0.34)
                                                             -----------         -----------
     Total from investment operations ...................           3.33               (0.36)
                                                             -----------         -----------
NET ASSET VALUE, END OF PERIOD ..........................    $     18.12         $     14.79
                                                             -----------         -----------
TOTAL RETURN (d)(e) .....................................          22.52%              (2.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................    $    29,920         $    25,966
Ratio of expenses to average net assets (f)(g) ..........           1.46%               1.45%
Ratio of net investment loss to average net assets (f)(g)          (1.16)%             (1.18)%
Portfolio turnover rate .................................             78%(e)              88%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class T shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                          COLUMBIA MID CAP GROWTH FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                              PERIOD ENDED
                                               AUGUST 31,                               YEAR ENDED DECEMBER 31,
CLASS Z SHARES                                  2003(a)            2002(b)         2001          2000          1999       1998
                                              -----------         ---------      ---------    -----------    ---------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ........ $     14.79         $   19.60      $   25.99    $     29.93    $   23.62   $  20.26
                                              -----------         ---------      ---------    -----------    ---------   --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ......................       (0.08)(c)         (0.13)(c)      (0.11)         (0.10)       (0.16)     (0.03)
   Net realized and unrealized gain
     (loss) on investments ..................        3.46             (4.68)         (5.35)          4.45         8.74       3.40
                                              -----------         ---------      ---------    -----------    ---------   --------
     Total from investment operations .......        3.38             (4.81)         (5.46)          4.35         8.58       3.37
                                              -----------         ---------      ---------    -----------    ---------   --------
LESS DISTRIBUTIONS:
   From net investment income ...............          --                --             --             --           --      (0.01)
                                              -----------         ---------      ---------    -----------    ---------   --------
   From net realized gains ..................          --                --          (0.93)         (8.29)       (2.27)        --(d)
                                              -----------         ---------      ---------    -----------    ---------   --------
     Total distributions ....................          --                --          (0.93)         (8.29)       (2.27)     (0.01)
                                              -----------         ---------      ---------    -----------    ---------   --------
NET ASSET VALUE, END OF PERIOD .............. $     18.17         $   14.79      $   19.60    $     25.99    $   29.93   $  23.62
                                              -----------         ---------      ---------    -----------    ---------   --------
TOTAL RETURN (e) ............................       22.85%(f)(g)     (24.54)%(f)    (20.98)%        13.84%       36.33%     16.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .... $   998,943         $ 807,342      $ 786,071    $ 1,095,525    $ 918,322   $969,359
Ratio of expenses to average net assets (h)..        1.09%(i)          1.12%          1.08%          0.99%        1.09%      1.03%
Ratio of net investment loss to average
 net assets (h) .............................       (0.80)%(i)        (0.85)%        (0.49)%        (0.38)%      (0.64)%    (0.09)%
Waiver ......................................        0.05%(i)(j)       0.05%(j)         --             --           --         --
Portfolio turnover rate .....................          78%(g)            88%           186%           169%         135%       135%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were redesignated
    Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Had the Advisor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Amounts represent contractual waivers of transfer agent fees.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                         COLUMBIA SMALL CAP GROWTH FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                              PERIOD ENDED
                                               AUGUST 31,                              YEAR ENDED DECEMBER 31,
CLASS Z SHARES                                  2003(a)          2002(b)         2001          2000          1999        1998
                                              -----------       ---------      ---------    -----------    ---------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ........ $     16.30       $   22.20      $   25.87    $     27.26    $   17.43   $   16.65
                                              -----------       ---------      ---------    -----------    ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ......................       (0.13)(c)       (0.17)(c)      (0.13)         (0.10)       (0.14)      (0.09)
   Net realized and unrealized gain
    (loss) on investments ...................        5.45           (5.73)         (3.54)          1.75        10.45        0.87
                                              -----------       ---------      ---------    -----------    ---------   ---------
     Total from investment operations .......        5.32           (5.90)         (3.67)          1.65        10.31        0.78
                                              -----------       ---------      ---------    -----------    ---------   ---------
LESS DISTRIBUTIONS:
   From net realized gains ..................          --              --             --          (3.04)       (0.48)         --(d)
                                              -----------       ---------      ---------    -----------    ---------   ---------
NET ASSET VALUE, END OF PERIOD .............. $     21.62       $   16.30      $   22.20    $     25.87    $   27.26   $   17.43
                                              -----------       ---------      ---------    -----------    ---------   ---------
TOTAL RETURN (e) ............................       32.64%(f)      (26.58)%       (14.19)%         5.85%       59.15%       4.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .... $   637,616       $ 493,031      $ 617,966    $   518,970    $ 290,374   $ 160,472
Ratio of expenses to average net assets (g)..        1.28%(h)        1.24%          1.23%          1.22%        1.30%       1.34%
Ratio of net investment loss to average
  net assets (g) ............................       (1.09)%(h)      (0.90)%        (0.71)%        (0.44)%      (0.84)%     (0.68)%
Portfolio turnover rate .....................          79%(f)         109%           129%           145%         188%        158%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were redesignated
    Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                        COLUMBIA REAL ESTATE EQUITY FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED    PERIOD ENDED
                                                                AUGUST 31,     DECEMBER 31,
CLASS A SHARES                                                   2003(a)         2002(b)
                                                               -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $     17.80     $     17.01
                                                               -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................           0.36(d)         0.26
   Net realized and unrealized gain on investments ........           3.11            0.78
                                                               -----------     -----------
     Total from investment operations .....................           3.47            1.04
                                                               -----------     -----------
LESS DISTRIBUTIONS:
   From net investment income .............................          (0.23)          (0.25)
                                                               -----------     -----------
NET ASSET VALUE, END OF PERIOD ............................    $     21.04     $     17.80
                                                               -----------     -----------
TOTAL RETURN (e)(f) .......................................          19.62%           6.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $    12,364     $       905
Ratio of expenses to average net assets (g)(h) ............           1.55%           1.43%
Ratio of net investment income to average net assets (g)(h)           2.70%(d)        4.81%
Portfolio turnover rate ...................................             33%(f)          53%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.12% to 2.70%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                        COLUMBIA REAL ESTATE EQUITY FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED        PERIOD ENDED
                                                                AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                                   2003(a)             2002(b)
                                                               -----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $     17.82         $     17.01
                                                               -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................           0.24(d)             0.22
   Net realized and unrealized gain on investments ........           3.12                0.81
     Total from investment operations .....................           3.36                1.03
                                                               -----------         -----------
LESS DISTRIBUTIONS:
   From net investment income .............................          (0.15)              (0.22)
                                                               -----------         -----------
NET ASSET VALUE, END OF PERIOD ............................    $     21.03         $     17.82
                                                               -----------         -----------
TOTAL RETURN (e)(f) .......................................          18.97%               6.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $     4,776         $     1,074
Ratio of expenses to average net assets (g)(h) ............           2.37%               2.18%
Ratio of net investment income to average net assets (g)(h)           1.86%(d)            4.06%
Portfolio turnover rate ...................................             33%(f)              53%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.28% to 1.86%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                        COLUMBIA REAL ESTATE EQUITY FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED        PERIOD ENDED
                                                                AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                                   2003(a)             2002(b)
                                                               -----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $     17.82         $     17.01
                                                               -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................           0.27(d)             0.21
   Net realized and unrealized gain on investments ........           3.10                0.82
                                                               -----------         -----------
     Total from investment operations .....................           3.37                1.03
                                                               -----------         -----------
LESS DISTRIBUTIONS:
   From net investment income .............................          (0.16)              (0.22)
                                                               -----------         -----------
NET ASSET VALUE, END OF PERIOD ............................    $     21.03         $     17.82
                                                               -----------         -----------
TOTAL RETURN (e)(f) .......................................          18.99%               6.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $     3,466         $       365
Ratio of expenses to average net assets (g)(h) ............           2.30%               2.18%
Ratio of net investment income to average net assets (g)(h)           2.02%(d)            4.06%
Portfolio turnover rate ...................................             33%(f)              53%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.44% to 2.02%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                        COLUMBIA REAL ESTATE EQUITY FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                              PERIOD ENDED
                                               AUGUST 31,                             YEAR ENDED DECEMBER 31,
CLASS Z SHARES                                  2003(a)          2002(b)         2001          2000          1999        1998
                                              -----------       ---------      ---------    -----------    ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ........ $     17.81       $   18.04      $   17.89    $     14.57    $   15.76   $   18.80
                                              -----------       ---------      ---------    -----------    ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ....................        0.39(c)(d)      0.82(c)        0.79           0.81         0.82        0.75
   Net realized and unrealized gain
    (loss) on investments ...................        3.14           (0.25)          0.15           3.32        (1.19)      (3.04)
                                              -----------       ---------      ---------    -----------    ---------   ---------
    Total from investment operations ........        3.53            0.57           0.94           4.13        (0.37)      (2.29)
                                              -----------       ---------      ---------    -----------    ---------   ---------
LESS DISTRIBUTIONS:
   From net investment income ...............       (0.28)          (0.71)         (0.72)         (0.75)       (0.71)      (0.66)
   From net realized gains ..................          --           (0.09)         (0.07)         (0.06)       (0.11)      (0.09)
                                              -----------       ---------      ---------    -----------    ---------   ---------
     Total distributions ....................       (0.28)          (0.80)         (0.79)         (0.81)       (0.82)      (0.75)
                                              -----------       ---------      ---------    -----------    ---------   ---------
NET ASSET VALUE, END OF PERIOD .............. $     21.06       $   17.81      $   18.04    $     17.89    $   14.57   $   15.76
                                              -----------       ---------      ---------    -----------    ---------   ---------
TOTAL RETURN (e) ............................       20.01%(f)        3.12%          5.41%         28.84%       (2.45)%    (12.33)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .... $   884,747       $ 774,646      $ 621,590    $   436,764    $ 241,716   $ 164,172
Ratio of expenses to average net assets (g) .        1.08%(h)        0.94%          0.95%          0.96%        0.99%       1.01%
Ratio of net investment income to
  average net assets (g) ....................        3.09%(d)(h)     5.30%          4.65%          5.16%        5.66%       4.60%
Portfolio turnover rate .....................          33%(f)          53%            41%            25%          29%          6%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were redesignated Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.51% to 3.09%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                            COLUMBIA TECHNOLOGY FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                             PERIOD ENDED        PERIOD ENDED
                                                              AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                                 2003(a)             2002(b)
                                                             -----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $      3.79         $      3.82
                                                             -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (c) ..............................          (0.04)              (0.01)
   Net realized and unrealized gain (loss) on investments           2.16               (0.02)
                                                             -----------         -----------
     Total from investment operations ...................           2.12               (0.03)
                                                             -----------         -----------
NET ASSET VALUE, END OF PERIOD ..........................    $      5.91         $      3.79
                                                             -----------         -----------
TOTAL RETURN (d)(e)(f) ..................................          55.94%              (0.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................    $       376         $         1
Ratio of expenses to average net assets (g)(h) ..........           1.90%               1.76%
Ratio of net investment loss to average net assets (g)(h)          (1.35)%             (1.35)%
Reimbursement (h) .......................................           3.06%               1.24%
Portfolio turnover rate .................................            523%(f)             512%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                            COLUMBIA TECHNOLOGY FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                             PERIOD ENDED       PERIOD ENDED
                                                              AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                                 2003(a)              2002(b)
                                                             -----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $      3.78         $      3.82
                                                             -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (c) ..............................          (0.07)              (0.01)
   Net realized and unrealized gain (loss) on investments           2.15               (0.03)
                                                             -----------         -----------
     Total from investment operations ...................           2.08               (0.04)
                                                             -----------         -----------
NET ASSET VALUE, END OF PERIOD ..........................    $      5.86         $      3.78
                                                             -----------         -----------
TOTAL RETURN (d)(e)(f) ..................................          55.03%              (1.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................    $     1,246         $         7
Ratio of expenses to average net assets (g)(h) ..........           2.65%               2.51%
Ratio of net investment loss to average net assets (g)(h)          (2.11)%             (2.10)%
Reimbursement (h) .......................................           2.40%               1.24%
Portfolio turnover rate .................................            523%(f)             512%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                            COLUMBIA TECHNOLOGY FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                             PERIOD ENDED        PERIOD ENDED
                                                              AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                                  2003(a)            2002(b)
                                                             -----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $      3.78         $      3.82
                                                             -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (c) ..............................          (0.07)              (0.01)
   Net realized and unrealized gain (loss) on investments           2.17               (0.03)
                                                             -----------         -----------
     Total from investment operations ...................           2.10               (0.04)
                                                             -----------         -----------
NET ASSET VALUE, END OF PERIOD ..........................    $      5.88         $      3.78
                                                             -----------         -----------
TOTAL RETURN (d)(e)(f) ..................................          55.56%              (1.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................    $        15         $         1
Ratio of expenses to average net assets (g)(h) ..........           2.65%               2.51%
Ratio of net investment loss to average net assets (g)(h)          (2.13)%             (2.10)%
Reimbursement (h) .......................................           4.00%               1.24%
Portfolio turnover rate .................................            523%(f)             512%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                            COLUMBIA TECHNOLOGY FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                    PERIOD ENDED              YEAR ENDED           PERIOD ENDED
                                                                     AUGUST 31,               DECEMBER 31,         DECEMBER 31,
CLASS Z SHARES                                                        2003(a)           2002(b)         2001         2000(c)
                                                                    -----------        ---------      ---------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................     $      3.79        $    6.13      $    8.63    $     10.00
                                                                    -----------        ---------      ---------    -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...............................           (0.04)(d)        (0.06)(d)      (0.08)          0.01
   Net realized and unrealized gain (loss) on investments .....            2.18            (2.28)         (2.42)         (1.37)
                                                                    -----------        ---------      ---------    -----------
     Total from investment operations .........................            2.14            (2.34)         (2.50)         (1.36)
                                                                    -----------        ---------      ---------    -----------
LESS DISTRIBUTIONS:
   From net investment income .................................              --               --             --          (0.01)
                                                                    -----------        ---------      ---------    -----------
NET ASSET VALUE, END OF PERIOD ................................     $      5.93        $    3.79      $    6.13    $      8.63
                                                                    -----------        ---------      ---------    -----------
TOTAL RETURN (e)(f) ...........................................           56.46%(g)       (38.17)%       (28.97)%       (13.78)%(g)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ......................     $    19,663        $   8,055      $  10,385    $     4,327
Ratio of expenses to average net assets (h) ...................            1.65%(i)         1.65%          1.69%          1.48%(i)
Ratio of net investment income (loss) to average net assets (h)           (1.19)%(i)       (1.24)%        (1.26)%         0.99%(i)
Reimbursement .................................................            2.73%(i)         1.33%          1.13%          7.49%(i)
Portfolio turnover rate .......................................             523%(g)          512%           413%            63%(g)


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing shares were redesignated Class Z shares.
(c) The Fund commenced investment operations on October 27, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested.

(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                        COLUMBIA STRATEGIC INVESTOR FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED      PERIOD ENDED
                                                                AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                   2003(a)           2002(b)
                                                               -----------        -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $     13.13        $     12.72
                                                               -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................           0.06               0.01
   Net realized and unrealized gain on
     investments and foreign currency .....................           2.76               0.40
                                                               -----------        -----------
     Total from investment operations .....................           2.82               0.41
                                                               -----------        -----------
NET ASSET VALUE, END OF PERIOD ............................    $     15.95        $     13.13
                                                               -----------        -----------
TOTAL RETURN (d)(e) .......................................          21.48%              3.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $    60,112        $    53,526
Ratio of expenses to average net assets (f)(g) ............           1.30%              1.21%
Ratio of net investment income to average net assets (f)(g)           0.60%              0.64%
Portfolio turnover rate ...................................             68%(e)            188%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                        COLUMBIA STRATEGIC INVESTOR FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED      PERIOD ENDED
                                                                AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                   2003(a)            2002(b)
                                                               -----------        -----------
NET ASSET VALUE, BEGINNING OF PERIOD ....................      $     13.10        $     12.72
                                                               -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (c) ..............................            (0.03)             (0.01)
   Net realized and unrealized gain on
     investments and foreign currency ...................             2.75               0.39
                                                               -----------        -----------
     Total from investment operations ...................             2.72               0.38
                                                               -----------        -----------
NET ASSET VALUE, END OF PERIOD ..........................      $     15.82        $     13.10
                                                               -----------        -----------
TOTAL RETURN (d)(e)(f) ..................................            20.76%              2.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................      $     3,398        $     2,350
Ratio of expenses to average net assets (g)(h) ..........             2.22%              2.36%
Ratio of net investment loss to average net assets (g)(h)            (0.33)%            (0.51)%
Waiver (h)(i) ...........................................             0.23%              0.23%
Portfolio turnover rate .................................               68%(f)            188%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent contractual waivers of transfer agent fees.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                        COLUMBIA STRATEGIC INVESTOR FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                             PERIOD ENDED       PERIOD ENDED
                                                              AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                 2003(a)             2002(b)
                                                             -----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $     13.11         $     12.72
                                                             -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (c) ..............................          (0.05)              (0.01)
   Net realized and unrealized gain on
     investments and foreign currency ...................           2.75                0.40
                                                             -----------         -----------
     Total from investment operations ...................           2.70                0.39
                                                             -----------         -----------
NET ASSET VALUE, END OF PERIOD ..........................    $     15.81         $     13.11
                                                             -----------         -----------
TOTAL RETURN (d)(e)(f) ..................................          20.59%               3.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................    $       704         $       355
Ratio of expenses to average net assets (g)(h) ..........           2.34%               2.28%
Ratio of net investment loss to average net assets (g)(h)          (0.48)%             (0.43)%
Waiver (h)(i) ...........................................           0.15%               0.15%
Portfolio turnover rate .................................             68%(f)             188%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent contractual waivers of transfer agent fees.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                        COLUMBIA STRATEGIC INVESTOR FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                              PERIOD ENDED               YEAR ENDED            PERIOD ENDED
                                                               AUGUST 31,                DECEMBER 31,          DECEMBER 31,
CLASS Z SHARES                                                  2003(a)            2002(b)          2001          2000(c)
                                                              -----------         ---------      ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD ....................     $     13.14         $   14.52      $    11.23    $      10.00
                                                              -----------         ---------      ----------    ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ................................            0.08(d)           0.10(d)         0.05            0.02
   Net realized and unrealized gain (loss) on investments
     and foreign currency ...............................            2.76             (1.35)           3.29            1.23
                                                              -----------         ---------      ----------    ------------
     Total from investment operations ...................            2.84             (1.25)           3.34            1.25
                                                              -----------         ---------      ----------    ------------
LESS DISTRIBUTIONS:
   From net investment income ...........................              --             (0.11)          (0.05)          (0.02)
   From net realized gains ..............................              --             (0.02)             --              --
                                                              -----------         ---------      ----------    ------------
     Total distributions ................................              --             (0.13)          (0.05)          (0.02)
                                                              -----------         ---------      ----------    ------------
NET ASSET VALUE, END OF PERIOD ..........................     $     15.98         $   13.14      $    14.52    $      11.23
                                                              -----------         ---------      ----------    ------------
TOTAL RETURN (e) ........................................           21.61%(f)(g)      (8.56)%(f)      29.76%          12.25%(f)(g)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................     $   227,454         $ 209,610      $  139,504    $      9,526
Ratio of expenses to average net assets (h) .............            1.08%(i)          1.23%           1.13%           1.34%(i)
Ratio of net investment income to average net assets (h)             0.82%(i)          0.62%           0.71%           1.92%(i)
Waiver ..................................................            0.03%(i)(j)       0.03%(j)          --            3.97%(i)
Portfolio turnover rate .................................              68%(g)           188%            278%             64%(g)


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were redesignated
    Class Z shares.
(c) The Fund commenced investment operations on October 27, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Amounts represent contractual waivers of the transfer agent fees.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                             COLUMBIA BALANCED FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED       PERIOD ENDED
                                                                AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                   2003(a)             2002(b)
                                                               -----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $     17.52         $     17.58
                                                               -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................           0.16                0.03
   Net realized and unrealized gain on investments ........           1.64                  --(d)
                                                               -----------         -----------
     Total from investment operations .....................           1.80                0.03
                                                               -----------         -----------
LESS DISTRIBUTIONS:
   From net investment income .............................          (0.14)              (0.09)
                                                               -----------         -----------
NET ASSET VALUE, END OF PERIOD ............................    $     19.18         $     17.52
                                                               -----------         -----------
TOTAL RETURN (e)(f) .......................................          10.35%               0.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $       670         $       146
Ratio of expenses to average net assets (g)(h) ............           1.42%               1.17%
Ratio of net investment income to average net assets (g)(h)           1.32%               2.03%
Portfolio turnover rate ...................................            110%(f)              98%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                             COLUMBIA BALANCED FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED       PERIOD ENDED
                                                                AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                                   2003(a)             2002(b)
                                                               -----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $     17.52         $     17.58
                                                               -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................           0.07                0.02
   Net realized and unrealized gain (loss) on investments .           1.65               (0.01)
                                                               -----------         -----------
     Total from investment operations .....................           1.72                0.01
                                                               -----------         -----------
LESS DISTRIBUTIONS:
   From net investment income .............................          (0.08)              (0.07)
                                                               -----------         -----------
NET ASSET VALUE, END OF PERIOD ............................    $     19.16         $     17.52
                                                               -----------         -----------
TOTAL RETURN (d)(e) .......................................           9.83%               0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $     3,349         $       608
Ratio of expenses to average net assets (f)(g) ............           2.17%               1.92%
Ratio of net investment income to average net assets (f)(g)           0.59%               1.28%
Portfolio turnover rate ...................................            110%(e)              98%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                             COLUMBIA BALANCED FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED        PERIOD ENDED
                                                                AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                                   2003(a)             2002(b)
                                                               -----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $     17.51         $     17.58
                                                               -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................           0.11                0.02
   Net realized and unrealized gain (loss) on investments .           1.64               (0.02)
                                                               -----------         -----------
     Total from investment operations .....................           1.75                  --
                                                               -----------         -----------
LESS DISTRIBUTIONS:
   From net investment income .............................          (0.09)              (0.07)
                                                               -----------         -----------
NET ASSET VALUE, END OF PERIOD ............................    $     19.17         $     17.51
                                                               -----------         -----------
TOTAL RETURN (d)(e) .......................................          10.01%               0.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $       770         $       446
Ratio of expenses to average net assets (f)(g) ............           1.87%               1.92%
Ratio of net investment income to average net assets (f)(g)           0.89%               1.28%
Portfolio turnover rate ...................................            110%(e)              98%


(a) The Fund has changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                             COLUMBIA BALANCED FUND
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                 PERIOD ENDED
                                                  AUGUST 31,                              EAR ENDED DECEMBER 31,
CLASS Z SHARES                                     2003(a)          2002(b)       2001           2000          1999        1998
                                                 ------------     ----------    ---------     -----------   -----------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD ..........  $      17.51     $    20.67    $   22.96     $     24.72   $     23.17  $   21.42
                                                 ------------     ----------    ---------     -----------   -----------  ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................          0.24(c)        0.47(c)      0.57(d)         0.67          0.69       0.72
   Net realized and unrealized gain
    (loss) on investments .....................          1.64          (3.13)       (2.27)(d)       (0.41)         2.21       3.52
                                                 ------------     ----------    ---------     -----------   -----------  ---------
     Total from investment operations .........          1.88          (2.66)       (1.70)           0.26          2.90       4.24
                                                 ------------     ----------    ---------     -----------   -----------  ---------
LESS DISTRIBUTIONS:
   From net investment income .................         (0.20)         (0.50)       (0.59)          (0.68)        (0.69)     (0.73)
   From net realized gains ....................            --             --           --           (1.34)        (0.66)     (1.76)
                                                 ------------     ----------    ---------     -----------   -----------  ---------
     Total distributions ......................         (0.20)         (0.50)       (0.59)          (2.02)        (1.35)     (2.49)
                                                 ------------     ----------    ---------     -----------   -----------  ---------
NET ASSET VALUE, END OF PERIOD ................  $      19.19     $    17.51    $   20.67     $     22.96   $     24.72  $   23.17
                                                 ------------     ----------    ---------     -----------   -----------  ---------
TOTAL RETURN (e) ..............................         10.81%(f)     (12.97)%      (7.40)%          0.82%        12.70%     20.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ......  $    640,402     $  668,290    $ 983,749     $ 1,126,854   $ 1,040,940  $ 975,381
Ratio of expenses to average net assets (g) ...          0.77%(h)       0.70%        0.67%           0.65%         0.66%      0.67%
Ratio of net investment income to
  average net assets (g) ......................          2.03%(h)       2.50%        2.70%(d)        2.73%         2.85%      3.22%
Portfolio turnover rate .......................           110%(f)         98%         111%            105%          133%       128%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were redesignated
    Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.73% to 2.70%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                          COLUMBIA SHORT TERM BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                PERIOD ENDED        PERIOD ENDED
                                                                 AUGUST 31,          DECEMBER 31,
CLASS A SHARES                                                    2003(a)               2002(b)
                                                                ------------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................     $      8.67          $      8.63
                                                                ------------         -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.10                 0.04
   Net realized and unrealized gain (loss) on investments .           (0.03)                0.04
                                                                ------------         -----------
     Total from investment operations .....................            0.07                 0.08
                                                                ------------         -----------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.12)               (0.04)
                                                                ------------         -----------
NET ASSET VALUE, END OF PERIOD ............................     $      8.62          $      8.67
                                                                ------------         -----------
TOTAL RETURN (d)(e)(f) ....................................            0.82%                0.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................     $    37,261          $     5,543
Ratio of expenses to average net assets (g)(h) ............            1.00%                1.00%
Ratio of net investment income to average net assets (g)(h)            1.78%                3.53%
Waiver/reimbursement (h) ..................................            0.05%                0.02%
Portfolio turnover rate ...................................             137%(f)              182%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                          COLUMBIA SHORT TERM BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                PERIOD ENDED        PERIOD ENDED
                                                                 AUGUST 31,          DECEMBER 31,
CLASS B SHARES                                                    2003(a)              2002(b)
                                                                -----------          -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................     $      8.67          $      8.63
                                                                -----------          -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.07                 0.03
   Net realized and unrealized gain (loss) on investments .           (0.04)                0.04
                                                                -----------          -----------
     Total from investment operations .....................            0.03                 0.07
                                                                -----------          -----------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.08)               (0.03)
                                                                -----------          -----------
NET ASSET VALUE, END OF PERIOD ............................     $      8.62          $      8.67
                                                                -----------          -----------
TOTAL RETURN (d)(e)(f) ....................................            0.35%                0.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................     $    26,965          $     6,261
Ratio of expenses to average net assets (g)(h) ............            1.75%                1.75%
Ratio of net investment income to average net assets (g)(h)            1.16%                2.78%
Reimbursement (h) .........................................            0.15%                0.04%
Portfolio turnover rate ...................................             137%(f)              182%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                          COLUMBIA SHORT TERM BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS D SHARES                                                   2003(a)               2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $       8.67         $       8.63
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.10                 0.04
   Net realized and unrealized gain (loss) on investments .           (0.04)                0.04
                                                               ------------         ------------
     Total from investment operations .....................            0.06                 0.08
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.11)               (0.04)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $       8.62         $       8.67
                                                               ------------         ------------
TOTAL RETURN (d)(e)(f) ....................................            0.72%                0.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $     18,512         $      5,223
Ratio of expenses to average net assets (g)(h) ............            1.15%                1.15%
Ratio of net investment income to average net assets (g)(h)            1.71%                3.38%
Reimbursement (h) .........................................            0.18%                0.04%
Waiver (h)(i) .............................................            0.60%                0.60%
Portfolio turnover rate ...................................             137%(f)              182%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent voluntary waivers of distribution and service fees.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                          COLUMBIA SHORT TERM BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS G SHARES                                                   2003(a)               2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $       8.67         $       8.63
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.09                 0.03
   Net realized and unrealized gain (loss) on investments .           (0.05)                0.04
                                                               ------------         ------------
     Total from investment operations .....................            0.04                 0.07
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.09)               (0.03)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $       8.62         $       8.67
                                                               ------------         ------------
TOTAL RETURN (d)(e)(f) ....................................            0.47%                0.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $      1,614         $      1,874
Ratio of expenses to average net assets (g)(h) ............            1.55%                1.55%
Ratio of net investment income to average net assets (g)(h)            1.58%                2.98%
Reimbursement (h) .........................................            0.10%                0.05%
Portfolio turnover rate ...................................             137%(f)              182%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                          COLUMBIA SHORT TERM BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS T SHARES                                                   2003(a)               2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $       8.67         $       8.63
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.13                 0.04
   Net realized and unrealized gain (loss) on investments .           (0.05)                0.04
                                                               ------------         ------------
     Total from investment operations .....................            0.08                 0.08
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.13)               (0.04)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $       8.62         $       8.67
                                                               ------------         ------------
TOTAL RETURN (d)(e)(f) ....................................            0.93%                0.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $     28,230         $     30,859
Ratio of expenses to average net assets (g)(h) ............            0.90%                0.90%
Ratio of net investment income to average net assets (g)(h)            2.25%                3.63%
Reimbursement (h) .........................................            0.04%                0.02%
Portfolio turnover rate ...................................             137%(f)              182%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class T shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                          COLUMBIA SHORT TERM BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                 PERIOD ENDED
                                                  AUGUST 31,                            YEAR ENDED DECEMBER 31,
CLASS Z SHARES                                     2003(a)           2002(b)       2001          2000          1999       1998
                                                 ------------       ---------    ---------     ---------     --------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD ..........  $       8.67       $    8.55    $    8.36     $    8.20     $   8.39  $    8.29
                                                 ------------       ---------    ---------     ---------     --------  ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................          0.14(c)         0.32(c)      0.46(d)       0.42         0.33       0.38
   Net realized and unrealized gain
    (loss) on investments .....................         (0.05)           0.14         0.21(d)       0.16        (0.18)      0.14
                                                 ------------       ---------    ---------     ---------     --------  ---------
     Total from investment operations .........          0.09            0.46         0.67          0.58         0.15       0.52
                                                 ------------       ---------    ---------     ---------     --------  ---------
LESS DISTRIBUTIONS:
   From net investment income .................         (0.14)          (0.34)       (0.46)        (0.42)       (0.33)     (0.38)
   From net realized gains ....................            --              --(e)     (0.02)           --        (0.01)     (0.04)
                                                 ------------       ---------    ---------     ---------     --------  ---------
     Total distributions ......................         (0.14)          (0.34)       (0.48)        (0.42)       (0.34)     (0.42)
                                                 ------------       ---------    ---------     ---------     --------  ---------
NET ASSET VALUE, END OF PERIOD ................  $       8.62       $    8.67    $    8.55     $    8.36     $   8.20  $    8.39
                                                 ------------       ---------    ---------     ---------     --------  ---------
TOTAL RETURN (f) ..............................          1.06%(g)(h)     5.56%        8.07%(h)      7.26%(h)     1.80%      6.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ......  $    436,593       $ 317,588    $  62,930     $  35,856     $ 38,072  $  40,578
Ratio of expenses to average net assets (i) ...          0.66%(j)        0.67%        0.75%         0.88%        0.91%      0.89%
Ratio of net investment income to
 average net assets (i) .......................          2.36%(j)        3.86%        5.29%(d)      5.09%        4.09%      4.55%
Reimbursement .................................          0.07%(j)          --         0.16%         0.02%          --         --
Portfolio turnover rate .......................           137%(g)         182%         137%          147%         211%       182%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing shares were redesignated Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 5.26% to 5.29%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Not annualized.
(h) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                      COLUMBIA FIXED INCOME SECURITIES FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS A SHARES                                                   2003(a)               2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $      13.52         $      13.42
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.26                 0.11
   Net realized and unrealized gain (loss) on investments .           (0.14)                0.08
                                                               ------------         ------------
     Total from investment operations .....................            0.12                 0.19
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.30)               (0.09)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $      13.34         $      13.52
                                                               ------------         ------------
TOTAL RETURN (d)(e) .......................................            0.84%                1.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $      7,503         $        945
Ratio of expenses to average net assets (f)(g) ............            1.44%                0.92%
Ratio of net investment income to average net assets (f)(g)            2.84%                4.78%
Portfolio turnover rate ...................................             161%(e)              103%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                      COLUMBIA FIXED INCOME SECURITIES FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS B SHARES                                                   2003(a)               2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $      13.52         $      13.42
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.20                 0.09
   Net realized and unrealized gain (loss) on investments .           (0.15)                0.08
                                                               ------------         ------------
     Total from investment operations .....................            0.05                 0.17
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.23)               (0.07)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $      13.34         $      13.52
                                                               ------------         ------------
TOTAL RETURN (d)(e) .......................................            0.34%                1.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $      4,410         $      1,466
Ratio of expenses to average net assets (f)(g) ............            2.10%                1.71%
Ratio of net investment income to average net assets (f)(g)            2.22%                3.99%
Portfolio turnover rate ...................................             161%(e)              103%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                      COLUMBIA FIXED INCOME SECURITIES FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED      PERIOD ENDED
                                                                AUGUST 31,       DECEMBER 31,
CLASS D SHARES                                                   2003(a)           2002(b)
                                                               ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $      13.52      $      13.42
                                                               ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.22              0.09
   Net realized and unrealized gain (loss) on investments .           (0.15)             0.08
                                                               ------------      ------------
     Total from investment operations .....................            0.07              0.17
                                                               ------------      ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.25)            (0.07)
                                                               ------------      ------------
NET ASSET VALUE, END OF PERIOD ............................    $      13.34      $      13.52
                                                               ------------      ------------
TOTAL RETURN (d)(e)(f) ....................................            0.51%             1.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $      2,632      $        427
Ratio of expenses to average net assets (g)(h) ............            1.79%             1.58%
Ratio of net investment income to average net assets (g)(h)            2.44%             4.12%
Waiver (h)(i) .............................................            0.15%             0.15%
Portfolio turnover rate ...................................             161%(f)           103%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested . and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent voluntary waivers of distribution and service fees.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                      COLUMBIA FIXED INCOME SECURITIES FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                 PERIOD ENDED
                                                  AUGUST 31,                            YEAR ENDED DECEMBER 31,
CLASS Z SHARES                                     2003(a)          2002(b)        2001           2000      1999        1998
                                                 ------------      ---------     ---------     ---------  ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ..........  $      13.52      $   13.22     $   12.97     $   12.44  $   13.42   $   13.41
                                                 ------------      ---------     ---------     ---------  ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................          0.33(c)        0.67(c)       0.77(d)       0.82       0.78        0.83
   Net realized and unrealized gain
    (loss) on investments .....................         (0.16)          0.31          0.26(d)       0.53      (0.98)       0.14
                                                 ------------      ---------     ---------     ---------  ---------   ---------
     Total from investment operations .........          0.17           0.98          1.03          1.35      (0.20)       0.97
                                                 ------------      ---------     ---------     ---------  ---------   ---------
LESS DISTRIBUTIONS:
   From net investment income .................         (0.35)         (0.68)        (0.78)        (0.82)     (0.78)      (0.83)
   From net realized gains ....................            --             --            --            --         --(e)    (0.13)
                                                 ------------      ---------     ---------     ---------  ---------   ---------
     Total distributions ......................         (0.35)         (0.68)        (0.78)        (0.82)     (0.78)      (0.96)
                                                 ------------      ---------     ---------     ---------  ---------   ---------
NET ASSET VALUE, END OF PERIOD ................  $      13.34      $   13.52     $   13.22     $   12.97  $   12.44   $   13.42
                                                 ------------      ---------     ---------     ---------  ---------   ---------
TOTAL RETURN (f) ..............................          1.26%(g)       7.65%         8.13%        11.27%     (1.50)%      7.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ......  $    506,046      $ 547,524     $ 465,743     $ 378,799  $ 397,147   $ 422,330
Ratio of expenses to average net assets (h) ...          0.77%(i)       0.67%         0.66%         0.66%      0.64%       0.65%
Ratio of net investment income to
 average net assets (h) .......................          3.66%(i)       5.03%         5.83%(d)      6.53%      6.03%       6.15%
Portfolio turnover rate .......................           161%(g)        103%          110%          105%       155%        107%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were redesignated
    Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.92% to 5.83%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                      COLUMBIA NATIONAL MUNICIPAL BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS A SHARES                                                   2003(a)               2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $      10.28         $      10.22
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.24                 0.06
   Net realized and unrealized gain (loss) on investments .           (0.16)                0.10
                                                               ------------         ------------
     Total from investment operations .....................            0.08                 0.16
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.24)               (0.06)
   From net realized gains ................................           (0.01)               (0.04)
                                                               ------------         ------------
     Total distributions ..................................           (0.25)               (0.10)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $      10.11         $      10.28
                                                               ------------         ------------
TOTAL RETURN (d)(e)(f) ....................................            0.75%                1.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $        398         $         67
Ratio of expenses to average net assets (g)(h) ............            0.90%                0.90%
Ratio of net investment income to average net assets (g)(h)            3.49%                3.85%
Reimbursement (h) .........................................            2.87%                0.56%
Portfolio turnover rate ...................................              12%(f)               43%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                      COLUMBIA NATIONAL MUNICIPAL BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS B SHARES                                                   2003(a)               2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $      10.28         $      10.22
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.19                 0.05
   Net realized and unrealized gain (loss) on investments .           (0.16)                0.10
                                                               ------------         ------------
     Total from investment operations .....................            0.03                 0.15
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.19)               (0.05)
   From net realized gains ................................           (0.01)               (0.04)
                                                               ------------         ------------
     Total distributions ..................................           (0.20)               (0.09)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $      10.11         $      10.28
                                                               ------------         ------------
TOTAL RETURN (d)(e)(f) ....................................            0.25%                1.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $        593         $         72
Ratio of expenses to average net assets (g)(h) ............            1.65%                1.65%
Ratio of net investment income to average net assets (g)(h)            2.77%                3.10%
Reimbursement (h) .........................................            2.82%                0.56%
Portfolio turnover rate ...................................              12%(f)               43%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                      COLUMBIA NATIONAL MUNICIPAL BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS D SHARES                                                   2003(a)               2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $      10.28         $      10.22
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.21                 0.05
   Net realized and unrealized gain (loss) on investments .           (0.16)                0.10
                                                               ------------         ------------
     Total from investment operations .....................            0.05                 0.15
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.21)               (0.05)
   From net realized gains ................................           (0.01)               (0.04)
                                                               ------------         ------------
     Total distributions ..................................           (0.22)               (0.09)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $      10.11         $      10.28
                                                               ------------         ------------
TOTAL RETURN (d)(e)(f) ....................................            0.47%                1.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $        443         $         50
Ratio of expenses to average net assets (g)(h) ............            1.30%                1.30%
Ratio of net investment income to average net assets (g)(h)            3.00%                3.45%
Reimbursement (h) .........................................            2.86%                0.56%
Waiver (h)(i) .............................................            0.35%                0.35%
Portfolio turnover rate ...................................              12%(f)               43%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent voluntary waivers of distribution and service fees.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                      COLUMBIA NATIONAL MUNICIPAL BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                 PERIOD ENDED
                                                  AUGUST 31,                     YEAR ENDED DECEMBER 31,
CLASS Z SHARES                                     2003(a)         2002(b)      2001           2000       1999(c)
                                                 -----------      --------    ---------      ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ..........  $     10.28      $   9.77    $    9.82      $    9.28   $   10.00
                                                 -----------      --------    ---------      ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................         0.27(d)       0.41(d)      0.44(e)        0.44        0.34
     Net realized and unrealized gain
      (loss) on investments ...................        (0.17)         0.55        (0.03)(e)       0.54       (0.72)
                                                 -----------      --------    ---------      ---------   ---------
     Total from investment operations .........         0.10          0.96         0.41           0.98       (0.38)
                                                 -----------      --------    ---------      ---------   ---------
LESS DISTRIBUTIONS:
   From net investment income .................        (0.26)        (0.41)       (0.44)         (0.44)      (0.34)
   From net realized gains ....................        (0.01)        (0.04)       (0.02)            --          --
                                                 -----------      --------    ---------      ---------   ---------
     Total distributions ......................        (0.27)        (0.45)       (0.46)         (0.44)      (0.34)
                                                 -----------      --------    ---------      ---------   ---------
NET ASSET VALUE, END OF PERIOD ................  $     10.11      $  10.28    $    9.77      $    9.82   $    9.28
                                                 -----------      --------    ---------      ---------   ---------
TOTAL RETURN (f)(g) ...........................         1.00%(h)     10.04%        4.16%         10.87%      (3.93)%(h)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ......  $    14,349      $ 16,470    $  13,769      $  10,898   $  10,135
Ratio of expenses to average net assets (i) ...         0.65%(j)      0.65%        0.65%          0.65%       0.65%(j)
Ratio of net investment income to
 average net assets (i) .......................         3.86%(j)      4.10%        4.44%(e)       4.68%       4.21%(j)
Reimbursement (i) .............................         1.90%(j)      0.50%        0.66%          0.64%       1.07%(j)
Portfolio turnover rate .......................           12%(h)        43%          20%            21%         12%(h)


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were redesignated
    Class Z shares.
(c) The Fund commenced investment operations on February 10, 1999. Per share data, total return and portfolio turnover rate reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 4.47% to 4.44%. The impact to net investment income and net Per share data and ratios for periods prior to realized and unrealized loss per share was than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                       COLUMBIA OREGON MUNICIPAL BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS A SHARES                                                    2003(a)             2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $      12.50         $      12.52
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.29                 0.08
   Net realized and unrealized gain (loss) on investments .           (0.22)                0.07
                                                               ------------         ------------
     Total from investment operations .....................            0.07                 0.15
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.31)               (0.08)
   Distributions from capital gains .......................           (0.01)               (0.09)
                                                               ------------         ------------
     Total distributions ..................................           (0.32)               (0.17)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $      12.25         $      12.50
                                                               ------------         ------------
TOTAL RETURN (d)(e) .......................................            0.56%                1.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $      2,138         $        477
Ratio of expenses to average net assets (f)(g) ............            1.16%                0.92%
Ratio of net investment income to average net assets (f)(g)            3.52%                4.11%
Portfolio turnover rate ...................................              10%(e)               21%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                       COLUMBIA OREGON MUNICIPAL BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS B SHARES                                                   2003(a)               2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $      12.50         $      12.52
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.24                 0.06
   Net realized and unrealized gain (loss) on investments .           (0.23)                0.08
                                                               ------------         ------------
     Total from investment operations .....................            0.01                 0.14
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.25)               (0.07)
   Distributions from capital gains .......................           (0.01)               (0.09)
                                                               ------------         ------------
     Total distributions ..................................           (0.26)               (0.16)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $      12.25         $      12.50
                                                               ------------         ------------
TOTAL RETURN (d)(e) .......................................            0.05%                1.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $        999         $        373
Ratio of expenses to average net assets (f)(g) ............            1.86%                1.67%
Ratio of net investment income to average net assets (f)(g)            2.83%                3.36%
Portfolio turnover rate ...................................              10%(e)               21%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                       COLUMBIA OREGON MUNICIPAL BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS D SHARES                                                   2003(a)               2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $      12.50         $      12.52
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.27                 0.07
   Net realized and unrealized gain (loss) on investments .           (0.23)                0.07
                                                               ------------         ------------
     Total from investment operations .....................            0.04                 0.14
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.28)               (0.07)
   Distributions from capital gains .......................           (0.01)               (0.09)
                                                               ------------         ------------
     Total distributions ..................................           (0.29)               (0.16)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $      12.25         $      12.50
                                                               ------------         ------------
TOTAL RETURN (d)(e)(f) ....................................            0.32%                1.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $        700         $        448
Ratio of expenses to average net assets (g)(h) ............            1.43%                1.32%
Ratio of net investment income to average net assets (g)(h)            3.30%                3.71%
Waiver (h)(i) .............................................            0.35%                0.35%
Portfolio turnover rate ...................................              10%(f)               21%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent voluntary waivers of distribution and service fees.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                       COLUMBIA OREGON MUNICIPAL BOND FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                               PERIOD ENDED
                                                AUGUST 31,                         YEAR ENDED DECEMBER 31,
CLASS Z SHARES ............................      2003(a)        2002(b)       2001          2000         1999           1998
                                               -----------     ---------    ---------     ---------   -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD ......    $     12.50     $   12.08    $   12.13     $   11.56   $     12.46    $     12.47
                                               -----------     ---------    ---------     ---------   -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..................           0.34(c)       0.55(c)      0.57(d)       0.58          0.56           0.58
   Net realized and unrealized gain
    (loss) on investments .................          (0.23)         0.54        (0.02)(d)      0.58         (0.88)          0.10
                                               -----------     ---------    ---------     ---------   -----------    -----------
     Total from investment operations .....           0.11          1.09         0.55          1.16         (0.32)          0.68
                                               -----------     ---------    ---------     ---------   -----------    -----------
LESS DISTRIBUTIONS:
   From net investment income .............          (0.35)        (0.55)       (0.57)        (0.58)        (0.56)         (0.58)
   From net realized gains ................          (0.01)        (0.12)       (0.03)        (0.01)        (0.02)         (0.11)
                                               -----------     ---------    ---------     ---------   -----------    -----------
     Total distributions ..................          (0.36)        (0.67)       (0.60)        (0.59)        (0.58)         (0.69)
                                               -----------     ---------    ---------     ---------   -----------    -----------
NET ASSET VALUE, END OF PERIOD ............    $     12.25     $   12.50    $   12.08     $   12.13   $     11.56    $     12.46
                                               -----------     ---------    ---------     ---------   -----------    -----------
TOTAL RETURN (e) ..........................           0.83%(f)      9.24%        4.55%        10.28%        (2.65)%         5.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..    $   485,427     $ 508,865    $ 491,638     $ 436,544   $   409,919    $   462,809
Ratio of expenses to average net assets (g)           0.68%(h)      0.58%        0.57%         0.58%         0.57%          0.58%
Ratio of net investment income to
 average net assets (g) ...................           4.13%(h)      4.45%        4.64%(d)      4.92%         4.64%          4.60%
Portfolio turnover rate ...................             10%(f)        21%          14%           22%           28%            17%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were redesignated Class
    Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001, was less than $0.01 to net investment income and net realized and unrealized loss per share and less than 0.01% to the ratio of net investment income to average net assets. Per share data and ratios for the periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not Annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                            COLUMBIA HIGH YIELD FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS A SHARES                                                   2003(a)               2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $       8.37         $       8.17
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.33                 0.09
   Net realized and unrealized gain on investments ........            0.15                 0.20
                                                               ------------         ------------
     Total from investment operations .....................            0.48                 0.29
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.36)               (0.09)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $       8.49         $       8.37
                                                               ------------         ------------
TOTAL RETURN (d)(e) .......................................            5.81%                3.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $    193,267         $     33,992
Ratio of expenses to average net assets (f)(g) ............            1.07%                1.15%
Ratio of net investment income to average net assets (f)(g)            5.82%                6.46%
Portfolio turnover rate ...................................              38%(e)               42%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                            COLUMBIA HIGH YIELD FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS B SHARES                                                   2003(a)                2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $       8.37         $       8.17
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.28                 0.07
   Net realized and unrealized gain on investments ........            0.15                 0.20
                                                               ------------         ------------
     Total from investment operations .....................            0.43                 0.27
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.31)               (0.07)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $       8.49         $       8.37
                                                               ------------         ------------
TOTAL RETURN (d)(e) .......................................            5.20%                3.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $     89,950         $     16,701
Ratio of expenses to average net assets (f)(g) ............            1.94%                1.90%
Ratio of net investment income to average net assets (f)(g)            4.93%                5.71%
Portfolio turnover rate ...................................              38%(e)               42%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                            COLUMBIA HIGH YIELD FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          DECEMBER 31,
CLASS D SHARES                                                   2003(a)               2002(b)
                                                               ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $       8.37         $       8.17
                                                               ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (c) ..............................            0.29                 0.07
   Net realized and unrealized gain on investments ........            0.15                 0.20
                                                               ------------         ------------
     Total from investment operations .....................            0.44                 0.27
                                                               ------------         ------------
LESS DISTRIBUTIONS:
   From net investment income .............................           (0.32)               (0.07)
                                                               ------------         ------------
NET ASSET VALUE, END OF PERIOD ............................    $       8.49         $       8.37
                                                               ------------         ------------
TOTAL RETURN (d)(e)(f) ....................................            5.35%                3.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................    $    103,559         $     18,035
Ratio of expenses to average net assets (g)(h) ............            1.73%                1.75%
Ratio of net investment income to average net assets (g)(h)            5.12%                5.86%
Waiver (h)(i) .............................................            0.15%                0.15%
Portfolio turnover rate ...................................              38%(f)               42%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Amounts represent voluntary waivers of distribution and service fees.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                            COLUMBIA HIGH YIELD FUND
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                               PERIOD ENDED
                                                AUGUST 31,                             YEAR ENDED DECEMBER 31,
CLASS Z SHARES                                   2003(a)           2002(b)         2001          2000      1999         1998
                                               ------------      ----------     ---------      --------  ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ......    $       8.37      $     8.87     $    8.98      $   9.32  $    9.84   $   10.04
                                               ------------      ----------     ---------      --------  ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..................            0.35(c)         0.57(c)       0.67(d)       0.75       0.74        0.76
   Net realized and unrealized gain
     (loss) on investments ................            0.15           (0.48)        (0.09)(d)     (0.34)     (0.51)      (0.15)
                                               ------------      ----------     ---------      --------  ---------   ---------
     Total from investment operations .....            0.50            0.09          0.58          0.41       0.23        0.61
                                               ------------      ----------     ---------      --------  ---------   ---------
LESS DISTRIBUTIONS:
   From net investment income .............           (0.38)          (0.59)        (0.69)        (0.75)     (0.74)      (0.76)
   From net realized gains ................              --              --            --            --      (0.01)      (0.05)
                                               ------------      ----------     ---------      --------  ---------   ---------
     Total distributions ..................           (0.38)          (0.59)        (0.69)        (0.75)     (0.75)      (0.81)
                                               ------------      ----------     ---------      --------  ---------   ---------
NET ASSET VALUE, END OF PERIOD ............    $       8.49      $     8.37     $    8.87      $   8.98  $    9.32   $    9.84
                                               ------------      ----------     ---------      --------  ---------   ---------
TOTAL RETURN (e) ..........................            6.04%(f)        1.17%         6.63%         4.61%      2.38%       6.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..    $  1,197,340      $  702,785     $ 238,994      $ 97,575  $  71,678   $  57,524
Ratio of expenses to average net assets (g)            0.82%(h)        0.77%         0.85%         0.93%      0.91%       0.95%
Ratio of net investment income to
  average net assets (g) ..................            6.19%(h)        6.84%         7.47%(d)      8.22%      7.71%       7.52%
Portfolio turnover rate ...................              38%(f)          42%           69%           50%        49%         79%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing Fund shares were redesignated
    Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.02, decrease net unrealized and realized loss per share by $0.02, and decrease the ratio of net investment income to average net assets from 7.64% to 7.47%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.


                 See Accompanying Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                          COLUMBIA DAILY INCOME COMPANY
               FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                             PERIOD ENDED
                                              AUGUST 31,                             YEAR ENDED DECEMBER 31,
CLASS Z SHARES                                 2003(a)           2002(b)         2001         2000          1999         1998
                                             ------------      -----------    -----------  -----------   -----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD ......  $      1.000      $     1.000    $     1.000  $     1.000   $     1.000  $      1.000
                                             ------------      -----------    -----------  -----------   -----------  ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..................         0.004(c)         0.012(c)       0.036        0.058         0.046         0.050
                                             ------------      -----------    -----------  -----------   -----------  ------------
LESS DISTRIBUTIONS:
   From net investment income .............        (0.004)          (0.012)        (0.036)      (0.058)       (0.046)       (0.050)
                                             ------------      -----------    -----------  -----------   -----------  ------------
NET ASSET VALUE, END OF PERIOD ............  $      1.000      $     1.000    $     1.000  $     1.000   $     1.000  $      1.000
                                             ------------      -----------    -----------  -----------   -----------  ------------
TOTAL RETURN (d) ..........................          0.40%(e)         1.17%          3.70%        6.00%         4.71%         5.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...  $    898,164      $ 1,136,075    $ 1,253,535  $ 1,198,151   $ 1,165,289  $  1,109,141
Ratio of expenses to average net assets (f)          0.69%(g)         0.60%          0.60%        0.60%         0.64%         0.62%
Ratio of net investment income
 to average net assets (f) ................          0.53%(g)         1.16%          3.61%        5.82%         4.61%         4.97%


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) On November 1, 2002, the existing shares were redesignated Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


                 See Accompanying Notes to Financial Statements

                       This page intentionally left blank.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA COMMON STOCK FUND
AUGUST 31, 2003

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
COMMON STOCKS (98.9%)
CONSUMER DISCRETIONARY (18.5%)
   HOTELS, RESTAURANTS & LEISURE (4.6%)
     Hilton Hotels Corp......................      161,600      $   2,469,248
     McDonald's Corp.........................      277,650          6,224,913
     Royal Caribbean Cruises Ltd.............      148,000          4,610,200
     Yum! Brands, Inc. (a)...................      209,800          6,220,570
                                                                -------------
                                                                   19,524,931
                                                                -------------
   INTERNET & CATALOG RETAIL (0.8%)
     eBay, Inc. (a)..........................       61,940          3,430,237
                                                                -------------
   MEDIA (3.8%)
     AOL Time Warner, Inc. (a)...............      265,864          4,349,535
     Clear Channel Communications,
        Inc. (a).............................       47,125          2,126,280
     Comcast Corp., Class A (a)..............       71,667          2,132,093
     Interpublic Group of Companies,
        Inc. ................................       92,300          1,398,345
     Liberty Media Corp., Class A (a)........      354,411          4,288,373
     Viacom, Inc., Class B (a)...............       44,500          2,002,500
                                                                -------------
                                                                   16,297,126
                                                                -------------
   MULTI-LINE RETAIL (5.4%)
     Dollar General Corp.....................      174,350          3,997,846
     Kohl's Corp. (a)........................      129,260          8,175,695
     Target Corp. ...........................      165,450          6,717,270
     Wal-Mart Stores, Inc....................       72,235          4,274,145
                                                                -------------
                                                                   23,164,956
                                                                -------------
   SPECIALTY RETAIL (2.4%)
     Best Buy Co., Inc. (a)..................       85,550          4,449,456
     Linens'n Things, Inc. (a)...............      114,500          3,309,050
     Lowe's Companies, Inc...................       44,325          2,431,670
                                                                -------------
                                                                   10,190,176
                                                                -------------
   TEXTILES, APPAREL & LUXURY GOODS (1.5%)
     NIKE, Inc., Class B.....................       58,750          3,347,575
     Reebok International Ltd................       93,700          3,134,265
                                                                -------------
                                                                    6,481,840
                                                                -------------
CONSUMER STAPLES (4.3%)
   BEVERAGES (1.0%)
     PepsiCo, Inc............................       91,675          4,083,204
                                                                -------------
   FOOD PRODUCTS (0.2%)
     Hershey Foods Corp. ....................       14,300            999,570
                                                                -------------
   HOUSEHOLD PRODUCTS (0.3%)
     Procter & Gamble Co.....................       14,075          1,228,607
                                                                -------------


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   PERSONAL PRODUCTS (1.2%)
     Alberto-Culver Co., Class B.............       64,650      $   3,690,222
     Gillette Co.............................       46,100          1,496,406
                                                                -------------
                                                                    5,186,628
                                                                -------------
   TOBACCO (1.6%)
     Altria Group, Inc.......................      164,700          6,788,934
                                                                -------------
ENERGY (8.1%)
   ENERGY EQUIPMENT & SERVICES (3.7%)
     BJ Services Co. (a).....................       84,440          3,155,523
     Cooper Cameron Corp. (a)................       20,930          1,016,361
     ENSCO International, Inc................       78,900          2,205,255
     Nabors Industries Ltd. (a)..............       79,300          3,183,895
     Noble Corp. (a).........................       92,540          3,348,097
     Schlumberger Ltd........................       57,900          2,866,629
                                                                -------------
                                                                   15,775,760
                                                                -------------
   OIL & GAS (4.4%)
     Apache Corp.............................       73,344          5,059,269
     ConocoPhillips..........................       42,725          2,385,764
     Devon Energy Corp.......................       39,225          2,029,894
     EOG Resources, Inc......................       36,750          1,558,200
     Equitable Resources, Inc................       40,100          1,582,747
     Exxon Mobil Corp........................      135,782          5,118,981
     Pioneer Natural Resources
        Co. (a)..............................       40,600          1,029,616
                                                                -------------
                                                                   18,764,471
                                                                -------------
FINANCIALS (20.6%)
   BANKS (4.1%)
     Bank of America Corp....................      114,005          9,034,896
     Bank One Corp. .........................       98,625          3,892,729
     Fifth Third Bancorp.....................       14,100            826,260
     U.S. Bancorp............................       33,800            807,820
     Wells Fargo & Co........................       62,300          3,123,722
                                                                -------------
                                                                   17,685,427
                                                                -------------
   DIVERSIFIED FINANCIALS (11.2%)
     American Express Co.....................      190,475          8,580,899
     Citigroup, Inc..........................      482,964         20,936,489
     Fannie Mae..............................       38,525          2,496,035
     Goldman Sachs Group, Inc................       34,400          3,044,056
     J.P. Morgan Chase & Co. ................       61,685          2,110,861
     MBNA Corp...............................      150,900          3,522,006
     Merrill Lynch & Co., Inc................       77,875          4,188,118
     Morgan Stanley..........................       63,375          3,092,066
                                                                -------------
                                                                   47,970,530
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                 SHARES            VALUE
-----------------------------------------------------------------------------
   INSURANCE (5.3%)
     American International Group,
        Inc. ................................      102,937      $   6,131,957
     Chubb Corp..............................       85,300          5,795,282
     Hartford Financial Services Group,
        Inc. ................................       84,300          4,486,446
     Marsh & McLennan Companies,
        Inc. ................................       41,575          2,078,750
     Prudential Financial, Inc...............      115,200          4,194,432
                                                                -------------
                                                                   22,686,867
                                                                -------------
HEALTH CARE (13.4%)
   BIOTECHNOLOGY (1.3%)
     Amgen, Inc. (a).........................       67,057          4,419,056
     Gilead Sciences, Inc. (a)...............       16,050          1,069,071
                                                                -------------
                                                                    5,488,127
                                                                -------------
   HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
     Applera Corp. - Applied Biosystems
        Group................................       83,900          1,825,664
     Becton, Dickinson & Co..................      106,200          3,880,548
                                                                -------------
                                                                    5,706,212
                                                                -------------
   HEALTH CARE PROVIDERS & SERVICES (2.4%)
     Aetna, Inc..............................       34,600          1,972,200
     Caremark Rx, Inc. (a)...................      100,900          2,535,617
     McKesson Corp...........................       87,775          2,873,754
     UnitedHealth Group, Inc.................       16,300            805,709
     WellPoint Health Networks,
        Inc. (a).............................       25,050          1,953,900
                                                                -------------
                                                                   10,141,180
                                                                -------------
   PHARMACEUTICALS (8.4%)
     Bristol-Myers Squibb Co.................      173,518          4,402,152
     Forest Laboratories, Inc. (a)...........       40,500          1,903,500
     Johnson & Johnson.......................      139,975          6,939,960
     Medco Health Solutions, Inc. (a)........        3,642             97,245
     Novartis AG, ADR........................      108,000          3,992,760
     Pfizer, Inc.............................      420,239         12,573,551
     Shire Pharmaceuticals Group
        PLC, ADR (a).........................      105,500          2,452,875
     Wyeth...................................       90,350          3,871,498
                                                                -------------
                                                                   36,233,541
                                                                -------------
INDUSTRIALS (12.1%)
   AEROSPACE & DEFENSE (2.3%)
     L-3 Communications Holdings,
        Inc. (a).............................      100,200          5,119,218
     Northrop Grumman Corp. .................       48,300          4,611,684
                                                                -------------
                                                                    9,730,902
                                                                -------------


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   AIR FREIGHT & LOGISTICS (1.1%)
     FedEx Corp..............................       32,875      $   2,205,912
     Ryder System, Inc.......................       78,500          2,357,355
                                                                -------------
                                                                    4,563,267
                                                                -------------
   COMMERCIAL SERVICES & SUPPLIES (1.8%)
     First Data Corp.........................       47,150          1,810,560
     Waste Management, Inc. .................      219,900          5,851,539
                                                                -------------
                                                                    7,662,099
                                                                -------------
   ELECTRICAL EQUIPMENT (0.5%)
     Emerson Electric Co.....................       38,900          2,169,064
                                                                -------------
   INDUSTRIAL CONGLOMERATES (4.2%)
     3M Co...................................       30,525          4,348,897
     General Electric Co.....................      466,700         13,800,319
                                                                -------------
                                                                   18,149,216
                                                                -------------
   MACHINERY (2.2%)
     Deere & Co..............................       90,000          5,085,900
     Dover Corp..............................       62,200          2,364,844
     SPX Corp. (a)...........................       44,600          2,201,010
                                                                -------------
                                                                    9,651,754
                                                                -------------
INFORMATION TECHNOLOGY (19.1%)
   COMMUNICATIONS EQUIPMENT (2.6%)
     Cisco Systems, Inc. (a).................      223,190          4,274,088
     Emulex Corp. (a)........................      102,810          2,489,030
     Motorola, Inc. .........................      142,000          1,523,660
     QUALCOMM, Inc...........................       66,375          2,739,960
                                                                -------------
                                                                   11,026,738
                                                                -------------
   COMPUTERS & PERIPHERALS (0.4%)
     EMC Corp. (a)...........................      125,400          1,598,850
                                                                -------------
   INTERNET SOFTWARE & SERVICES (0.9%)
     Yahoo!, Inc. (a)........................      111,300          3,717,420
                                                                -------------
   OFFICE ELECTRONICS (0.1%)
     Xerox Corp. (a).........................       53,400            573,900
                                                                -------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS (7.4%)
     Advanced Micro Devices, Inc. (a)........      232,200          2,621,538
     Broadcom Corp., Class A (a).............       84,200          2,300,344
     Intel Corp..............................      175,675          5,027,818
     Linear Technology Corp..................       86,000          3,544,920
     Marvell Technology Group Ltd. (a).......       69,900          2,947,683
     National Semiconductor Corp. (a)........      103,425          3,013,804
     NVIDIA Corp. (a)........................      152,900          2,776,664
     Silicon Laboratories, Inc. (a)..........       77,200          3,428,452
     Taiwan Semiconductor
        Manufacturing Co., Ltd., ADR (a).....      297,021          3,498,907
     Vitesse Semiconductor Corp. (a).........      154,300          1,053,869
     Xilinx, Inc. (a)........................       58,800          1,813,392
                                                                -------------
                                                                   32,027,391
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA COMMON STOCK FUND (CONT.)
AUGUST 31, 2003

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
 SOFTWARE (7.7%)
     Amdocs Ltd. (a).........................      128,200      $   2,869,116
     BEA Systems, Inc. (a)...................       98,600          1,336,030
     Computer Associates
        International, Inc...................       77,800          1,994,014
     Mercury Interactive Corp. (a)...........       55,900          2,453,451
     Microsoft Corp..........................      575,925         15,273,531
     Oracle Corp. (a)........................      297,640          3,803,839
     Symantec Corp. (a)......................       35,725          2,051,687
     VERITAS Software Corp. (a)..............       92,400          3,185,952
                                                                -------------
                                                                   32,967,620
                                                                -------------
MATERIALS (1.6%)
   CHEMICALS (1.0%)
     Air Products & Chemicals, Inc...........       49,150          2,325,778
     Praxair, Inc............................       34,925          2,228,914
                                                                -------------
                                                                    4,554,692
                                                                -------------
   CONTAINERS & PACKAGING (0.6%)
     Smurfit-Stone Container Corp. (a).......      155,000          2,445,900
                                                                -------------
TELECOMMUNICATION SERVICES (0.6%)
 DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
     SBC Communications, Inc.................       53,530          1,203,890
     Verizon Communications, Inc.............       41,870          1,478,848
                                                                -------------
                                                                    2,682,738
                                                                -------------
UTILITIES (0.6%)
   ELECTRIC UTILITIES (0.6%)
     Consolidated Edison, Inc................       27,000          1,067,310
     DTE Energy Co...........................       43,000          1,501,130
                                                                -------------
                                                                    2,568,440
                                                                -------------

Total Common Stocks
        (Cost of $349,417,672)...............                     423,918,315
                                                                -------------
PREFERRED STOCK (0.6%)
CONSUMER DISCRETIONARY (0.6%)
   MEDIA (0.6%)
     News Corp., Ltd., ADR
        (Cost of $1,862,298).................       88,225          2,551,466
                                                                -------------


                                                  PAR               VALUE
-----------------------------------------------------------------------------
SHORT-TERM OBLIGATION (3.1%)
     Repurchase agreement with State
        Street Bank & Trust Co., dated
        08/29/03, due 09/02/03 at 0.860%,
        collateralized by a U.S. Treasury
        Note maturing 11/15/03,
        market value of $13,458,826
        (repurchase proceeds $13,194,261)
        (Cost of $13,193,000)................  $13,193,000      $  13,193,000
                                                                -------------
TOTAL INVESTMENTS (102.6%)
        (Cost of $364,472,970) (b)...........                     439,662,781
                                                                -------------
OTHER ASSETS & LIABILITIES, NET (-2.6%)......                     (11,038,063)
                                                                -------------
NET ASSETS (100.0%)..........................                   $ 428,624,718
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is $369,008,558.

          ACRONYM                                 NAME
          -------                                 ----
            ADR                       American Depositary Receipt

COLUMBIA GROWTH FUND
AUGUST 31, 2003

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
COMMON STOCKS (98.8%)
CONSUMER DISCRETIONARY (18.0%)
   HOTELS, RESTAURANTS & LEISURE (1.2%)
     Wendy's International, Inc..............      223,620      $   7,055,211
     Yum! Brands, Inc. (a)...................      128,580          3,812,397
                                                                -------------
                                                                   10,867,608
                                                                -------------
   HOUSEHOLD DURABLES (0.6%)
     Garmin Ltd..............................       93,000          3,717,210
     Matsushita Electric Industrial Co.,
        Ltd., ADR............................      156,500          2,004,765
                                                                -------------
                                                                    5,721,975
                                                                -------------
   INTERNET & CATALOG RETAIL (2.2%)
     eBay, Inc. (a)..........................      216,000         11,962,080
     InterActiveCorp (a).....................      238,750          8,836,137
                                                                -------------
                                                                   20,798,217
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   MEDIA (3.7%)
     Clear Channel Communications,
        Inc. (a).............................      309,831      $  13,979,575
     Liberty Media Corp., Class A (a)........      840,295         10,167,570
     Viacom, Inc., Class B...................      170,090          7,654,050
     XM Satellite Radio Holdings, Inc.,
        Class A (a)..........................      197,400          2,704,380
                                                                -------------
                                                                   34,505,575
                                                                -------------
   MULTI-LINE RETAIL (3.9%)
     Kohl's Corp. (a)........................      276,454         17,485,716
     Target Corp.............................      470,990         19,122,194
                                                                -------------
                                                                   36,607,910
                                                                -------------
   SPECIALTY RETAIL (6.4%)
     AutoZone, Inc. (a)......................      123,200         11,309,760
     Bed Bath & Beyond, Inc. (a).............      178,360          7,674,831
     Chico's FAS, Inc. (a)...................      346,300         11,251,287
     Home Depot, Inc.........................      506,700         16,295,472
     Lowe's Companies, Inc...................      230,500         12,645,230
                                                                -------------
                                                                   59,176,580
                                                                -------------
CONSUMER STAPLES (10.1%)
   BEVERAGES (3.6%)
     Anheuser-Busch Companies, Inc...........       65,670          3,384,632
     Coca-Cola Co............................      266,380         11,592,858
     PepsiCo, Inc............................      404,740         18,027,120
                                                                -------------
                                                                   33,004,610
                                                                -------------
   FOOD & DRUG RETAILING (1.3%)
     Sysco Corp..............................      204,110          6,421,301
     Whole Foods Market, Inc. (a)............      110,400          5,984,784
                                                                -------------
                                                                   12,406,085
                                                                -------------
   FOOD & STAPLES RETAILING (2.6%)
     Wal-Mart Stores, Inc....................      409,990         24,259,108
                                                                -------------
   FOOD PRODUCTS (1.0%)
     Dean Foods Co. (a)......................      307,700          8,938,685
                                                                -------------
   HOUSEHOLD PRODUCTS (0.9%)
     Procter & Gamble Co.....................       99,260          8,664,405
                                                                -------------
   PERSONAL PRODUCTS (0.7%)
     Alberto-Culver Co., Class B.............      121,830          6,954,056
                                                                -------------
ENERGY (3.4%)
   ENERGY EQUIPMENT & SERVICES (2.9%)
     BJ Services Co. (a).....................      137,790          5,149,212
     Nabors Industries Ltd. (a)..............      146,550          5,883,982
     Noble Corp. (a).........................       98,250          3,554,685
     Schlumberger Ltd........................      133,700          6,619,487
     Smith International, Inc. (a)...........      158,200          6,184,038
                                                                -------------
                                                                   27,391,404
                                                                -------------


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   OIL & GAS (0.5%)
     Apache Corp.............................       66,000      $   4,552,680
                                                                -------------
FINANCIALS (6.7%)
   CAPITAL MARKETS (1.1%)
     Goldman Sachs Group, Inc................      116,490         10,308,200
                                                                -------------
   DIVERSIFIED FINANCIALS (3.0%)
     Citigroup, Inc..........................      642,626         27,857,837
                                                                -------------
   INSURANCE (1.3%)
     American International Group, Inc.......      201,014         11,974,404
                                                                -------------
   THRIFTS & MORTGAGE FINANCE (1.3%)
     Fannie Mae..............................      192,930         12,499,935
                                                                -------------
HEALTH CARE (24.1%)
   BIOTECHNOLOGY (3.5%)
     Amgen, Inc. (a).........................      388,700         25,615,330
     Gilead Sciences, Inc. (a)...............       96,900          6,463,230
                                                                -------------
                                                                   32,078,560
                                                                -------------
   HEALTH CARE EQUIPMENT & SUPPLIES (5.5%)
     Alcon, Inc..............................      294,100         15,366,725
     Boston Scientific Corp. (a).............      148,370          8,917,037
     Medtronic, Inc. ........................      356,155         17,658,165
     St. Jude Medical, Inc. (a)..............      174,100          9,065,387
                                                                -------------
                                                                   51,007,314
                                                                -------------
   HEALTH CARE PROVIDERS & SERVICES (3.1%)
     Anthem, Inc. (a)........................       81,350          5,954,820
     Caremark Rx, Inc. (a)...................      234,200          5,885,446
     McKesson Corp...........................      189,800          6,214,052
     UnitedHealth Group, Inc.................      213,520         10,554,294
                                                                -------------
                                                                   28,608,612
                                                                -------------
   PHARMACEUTICALS (12.0%)
     Abbott Laboratories.....................      207,600          8,366,280
     Biovail Corp. (a).......................      270,300         11,225,559
     Johnson & Johnson.......................      272,550         13,513,029
     Pfizer, Inc.............................    1,608,333         48,121,323
     Teva Pharmaceutical Industries
        Ltd., ADR............................      213,470         12,533,251
     Watson Pharmaceuticals, Inc. (a)........      234,100          9,621,510
     Wyeth...................................      200,010          8,570,428
                                                                -------------
                                                                  111,951,380
                                                                -------------
INDUSTRIALS (6.5%)
   AEROSPACE & DEFENSE (0.6%)
     L-3 Communications Holdings,
        Inc. (a).............................      102,400          5,231,616
                                                                -------------
   AIR FREIGHT & LOGISITICS (0.7%)
     FedEx Corp..............................      102,500          6,877,750
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA GROWTH FUND (CONT.)
AUGUST 31, 2003

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   INDUSTRIAL CONGLOMERATES (5.2%)
     General Electric Co.....................    1,289,785      $  38,138,942
     Tyco International Ltd..................      478,400          9,845,472
                                                                -------------
                                                                   47,984,414
                                                                -------------
INFORMATION TECHNOLOGY (28.7%)
   COMMUNICATIONS EQUIPMENT (5.3%)
     Cisco Systems, Inc. (a).................    1,473,875         28,224,706
     Juniper Networks, Inc. (a)..............       43,400            747,348
     Motorola, Inc. .........................      178,200          1,912,086
     Nokia Oyj, ADR..........................       61,900          1,008,351
     QUALCOMM, Inc...........................      138,800          5,729,664
     UTStarcom, Inc. (a).....................      259,300         11,139,528
                                                                -------------
                                                                   48,761,683
                                                                -------------
   COMPUTERS & PERIPHERALS (2.9%)
     Apple Computer, Inc. (a)................      131,500          2,975,845
     Dell, Inc. (a)..........................      610,690         19,926,815
     Lexmark International, Inc. (a).........       55,550          3,724,072
                                                                -------------
                                                                   26,626,732
                                                                -------------
   INTERNET SOFTWARE & SERVICES (0.9%)
     Sohu.com, Inc. (a)......................       24,300            729,486
     Yahoo!, Inc. (a)........................      227,400          7,595,160
                                                                -------------
                                                                    8,324,646
                                                                -------------
   IT SERVICES (1.7%)
     Concord EFS, Inc. (a)...................      488,100          6,760,185
     First Data Corp.........................      240,540          9,236,736
                                                                -------------
                                                                   15,996,921
                                                                -------------
   OFFICE ELECTRONICS (0.2%)
     Canon, Inc., ADR........................       45,700          2,214,622
                                                                -------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS (10.0%)
     Advanced Micro Devices, Inc. (a)........      401,300          4,530,677
     Analog Devices, Inc.  (a)...............      126,000          5,166,000
     ASML Holding NV,
        NY Registered Shares (a).............      363,600          5,781,240
     Infineon Technologies AG, ADR (a).......      160,500          2,359,350
     Intel Corp..............................    1,562,870         44,729,339
     Intersil Corp., Class A (a).............       48,500          1,412,805
     Marvell Technology Group Ltd. (a).......      146,500          6,177,905
     Maxim Integrated Products, Inc..........       27,600          1,239,516
     Microchip Technology, Inc...............       92,350          2,586,724
     NVIDIA Corp. (a)........................      230,550          4,186,788
     PMC-Sierra, Inc. (a)....................      398,600          5,684,036
     Taiwan Semiconductor
        Manufacturing Co., Ltd., ADR (a).....      473,900          5,582,542


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
     Texas Instruments, Inc..................       60,820      $   1,450,557
     Xilinx, Inc. (a)........................       61,500          1,878,487
                                                                -------------
                                                                   92,765,966
                                                                -------------
   SOFTWARE (7.7%)
     Adobe Systems, Inc......................      143,200          5,560,456
     Amdocs Ltd. (a).........................      148,000          3,312,240
     Electronic Arts, Inc. (a)...............       74,030          6,644,192
     Microsoft Corp..........................    1,618,100         42,912,012
     Oracle Corp. (a)........................      553,490          7,073,602
     VERITAS Software Corp. (a)..............      176,800          6,096,064
                                                                -------------
                                                                   71,598,566
                                                                -------------
TELECOMMUNICATION SERVICES (1.3%)
 DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
     Verizon Communications, Inc.............       49,100          1,734,212
                                                                -------------
   WIRELESS TELECOMMUNICATION SERVICES (1.1%)
     American Tower Corp.,
        Class A (a)..........................      427,600          4,866,088
     AT&T Wireless Services, Inc. (a)........      363,800          3,135,956
     Crown Castle International
        Corp. (a)............................      188,460          2,025,945
                                                                -------------
                                                                   10,027,989
                                                                -------------
Total Common Stocks
        (Cost of $738,395,893)...............                     918,280,257
                                                                -------------
PREFERRED STOCK (0.6%)
CONSUMER DISCRETIONARY (0.6%)
   MEDIA (0.6%)
     News Corp., Ltd., ADR
        (Cost of $4,078,855).................      181,825          5,258,379
                                                                -------------


SHORT-TERM OBLIGATION (1.9%)                       PAR
     Repurchase agreement with State
        Street Bank & Trust Co., dated
        08/29/03, due 09/02/03 at 0.860%,
        collateralized by a U.S. Treasury
        Note maturing 03/31/05,
        market value $18,291,000
        (repurchase proceeds $17,933,714)
        (Cost of $17,932,000)................  $17,932,000         17,932,000
                                                                -------------
TOTAL INVESTMENTS (101.3%)
        (Cost of $760,406,748) (b)...........                     941,470,636
                                                                -------------
OTHER ASSETS & LIABILITIES, NET (-1.3%)......                     (11,734,384)
                                                                -------------
NET ASSETS (100.0%)..........................                   $ 929,736,252
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is $785,885,764.

       ACRONYM                        NAME
       -------                        ----
         ADR                American Depositary Receipt


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA INTERNATIONAL STOCK FUND
AUGUST 31, 2003

                                                  SHARES            VALUE
-----------------------------------------------------------------------------
COMMON STOCKS (95.3%)
CONSUMER DISCRETIONARY (17.4%)
   AUTO COMPONENTS (0.2%)
     F.C.C. Co., Ltd. .......................       19,900      $     586,674
     Nissan Shatai Co., Ltd..................        2,500              8,120
                                                                -------------
                                                                      594,794
                                                                -------------
   AUTOMOBILES (1.0%)
     Honda Motor Co., Ltd....................       38,600          1,571,325
     Nissan Motor Co., Ltd...................      108,000          1,159,738
                                                                -------------
                                                                    2,731,063
                                                                -------------
   HOTELS, RESTAURANTS & LEISURE (1.0%)
     Accor SA................................       68,322          2,665,648
                                                                -------------
   HOUSEHOLD DURABLES (5.0%)
     Koninklijke (Royal) Philips
        Electronics NV.......................      135,200          3,299,635
     Matsushita Electric Industrial
        Co., Ltd.............................      435,000          5,547,243
     Pioneer Corp............................      146,600          3,291,700
     Sanyo Electric Co., Ltd.................      455,000          1,848,310
                                                                -------------
                                                                   13,986,888
                                                                -------------
   INTERNET & CATALOG RETAIL (0.1%)
     Belluna Co., Ltd........................        7,600            299,610
                                                                -------------
   MEDIA (4.3%)
     BEC World PCL...........................      144,500            865,101
     British Sky Broadcasting PLC (a)........      239,100          2,496,935
     JC Decaux SA (a)........................      116,700          1,554,926
     Pearson PLC.............................      422,600          4,119,909
     VNU NV..................................      100,900          3,139,162
                                                                -------------
                                                                   12,176,033
                                                                -------------
   MULTI-LINE RETAIL (1.5%)
     Don Quijote Co., Ltd....................       14,600            725,715
     Seiyu Ltd. (a)..........................      326,000            771,102
     Wal-Mart de Mexico SA de CV,
        Class V..............................    1,014,000          2,770,274
                                                                -------------
                                                                    4,267,091
                                                                -------------
   SPECIALTY RETAIL (2.7%)
     Kesa Electricals PLC (a)................      105,820            373,091
     Kingfisher PLC..........................      462,962          1,986,479
     Next PLC................................      160,558          2,725,297
     Shimamura Co., Ltd......................       24,000          1,618,717
     USS Co., Ltd............................       16,720            965,787
                                                                -------------
                                                                    7,669,371
                                                                -------------


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   TEXTILES, APPAREL & LUXURY GOODS (1.6%)
     LVMH Moet Hennessy Louis
        Vuitton SA...........................       35,100      $   2,112,649
     Puma AG.................................       16,400          1,864,235
     Sanyo Shokai Ltd........................       94,000            589,690
                                                                -------------
                                                                    4,566,574
                                                                -------------
CONSUMER STAPLES (4.6%)
   BEVERAGES (0.7%)
     Pernod-Ricard SA........................       22,050          1,894,409
                                                                -------------
   FOOD & DRUG RETAILING (0.4%)
     Seven-Eleven Japan Co., Ltd.............       38,000          1,038,865
                                                                -------------
   FOOD PRODUCTS (1.0%)
     Nestle SA, Registered Shares............        9,156          1,995,199
     Thai Union Frozen Products PCL..........      465,200            350,967
     Yakult Honsha Co., Ltd..................       42,000            579,509
                                                                -------------
                                                                    2,925,675
                                                                -------------
   HOUSEHOLD PRODUCTS (1.0%)
     Reckitt Benckiser PLC...................      143,360          2,691,192
                                                                -------------
   PERSONAL PRODUCTS (0.6%)
     L'Oreal SA..............................       24,720          1,720,237
                                                                -------------
   TOBACCO (0.9%)
     Imperial Tobacco Group PLC..............      166,900          2,601,255
                                                                -------------
ENERGY (4.8%)
   OIL & GAS (4.8%)
     BP PLC..................................      110,318            746,575
     BP PLC, ADR.............................      120,300          5,018,916
     EnCana Corp.............................       54,700          2,051,497
     ENI S.p.A. .............................      270,750          4,095,652
     Total SA................................        9,875          1,516,595
                                                                -------------
                                                                   13,429,235
                                                                -------------
FINANCIALS (21.7%)
   BANKS (11.7%)
     Anglo Irish Bank Corp. PLC..............      131,200          1,293,551
     Banco Popular Espanol SA................       25,375          1,143,737
     Banco Santander Central
        Hispano SA...........................      413,300          3,530,389
     Barclays PLC............................      392,856          2,850,761
     Credit Agricole SA......................      215,943          4,106,969
     Credit Suisse Group.....................      194,780          6,088,397
     Fortis Bank Nederland Holding
        NV (a)(b)(c).........................        4,100                 --
     Grupo Financiero BBVA Bancomer,
        SA de CV, Class B (a)................    1,696,300          1,375,866
     Royal Bank of Scotland
        Group PLC............................       72,071          1,789,513


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA INTERNATIONAL STOCK FUND (CONT.)
AUGUST 31, 2003

                                                  SHARES            VALUE
-----------------------------------------------------------------------------
     Siam Commercial Bank Public Co.,
        Ltd. (a).............................    1,721,300      $   1,633,748
     Standard Chartered PLC..................      303,322          4,048,032
     UFJ Holdings, Inc.......................          727          1,943,900
     UniCredito Italiano S.p.A...............      680,200          3,163,102
                                                                -------------
                                                                   32,967,965
                                                                -------------
   DIVERSIFIED FINANCIALS (2.7%)
     Euronext NV.............................       70,300          1,763,629
     ING Groep NV............................      210,700          4,113,805
     Nomura Holdings, Inc....................      118,000          1,717,136
                                                                -------------
                                                                    7,594,570
                                                                -------------
   INSURANCE (4.2%)
     Allianz AG (a)..........................       49,600          4,428,201
     Daido Life Insurance....................          417            979,200
     Irish Life & Permanent PLC..............      127,100          1,510,530
     Millea Holdings, Inc....................          373          3,867,935
     Mitsui Sumitomo Insurance Co............      159,000            949,762
                                                                -------------
                                                                   11,735,628
                                                                -------------
   REAL ESTATE (3.1%)
     Land and Houses PCL, NVDR...............   13,098,000          3,410,771
     Mitsubishi Estate Co., Ltd..............      612,000          5,486,155
                                                                -------------
                                                                    8,896,926
                                                                -------------
HEALTH CARE (9.6%)
   HEALTH CARE EQUIPMENT & SUPPLIES (2.7%)
     Olympus Optical Co., Ltd. ..............      149,000          3,422,205
     ResMed, Inc. (a)........................       44,900          1,944,170
     Smith & Nephew PLC......................      345,310          2,211,591
                                                                -------------
                                                                    7,577,966
                                                                -------------
   PHARMACEUTICALS (6.9%)
     Chugai Pharmaceutical Co., Ltd. ........      191,600          2,029,546
     Dr. Reddy's Laboratories, Ltd., ADR.....       58,000          1,470,300
     GlaxoSmithKline PLC.....................      140,226          2,669,965
     Novartis AG.............................      110,990          4,083,867
     Ranbaxy Laboratories Ltd., GDR..........       77,000          1,778,700
     Roche Holding AG........................        7,296            559,065
     Sanofi-Synthelabo SA....................       26,264          1,478,315
     Sawai Pharmaceutical Co., Ltd. .........       54,000          1,325,877
     Stada Arzneimittel AG...................        8,600            498,626
     Takeda Chemical Industries Ltd. ........       27,000            976,475
     Taro Pharmaceuticals Industries
        Ltd. (a).............................       10,700            577,693
     Teva Pharmaceutical Industries
        Ltd., ADR............................       35,200          2,066,662
                                                                -------------
                                                                   19,515,091
                                                                -------------


                                                  SHARES            VALUE
-----------------------------------------------------------------------------
INDUSTRIALS (10.8%)
   AIRLINES (0.9%)
     Cathay Pacific Airways Ltd..............      832,000      $   1,424,137
     Singapore Airlines Ltd..................      188,000          1,200,935
                                                                -------------
                                                                    2,625,072
                                                                -------------
   COMMERCIAL SERVICES & SUPPLIES (3.1%)
     Adecco SA...............................       52,210          2,640,995
     Amadeus Global Travel
        Distribution SA......................      705,600          4,731,780
     Capita Group PLC........................      349,975          1,331,907
                                                                -------------
                                                                    8,704,682
                                                                -------------
   INDUSTRIAL CONGLOMERATES (2.9%)
     Big C Supercenter PLC...................    2,815,000          1,281,102
     Burberry Group PLC......................      288,100          1,477,054
     JSC MMC Norilsk Nickel, ADR.............       33,500          1,328,275
     Siemens AG..............................       28,800          1,785,697
     Smiths Group PLC........................      192,500          2,137,829
                                                                -------------
                                                                    8,009,957
                                                                -------------
   MACHINERY (1.3%)
     Atlas Copco AB, Class B.................       91,500          2,516,442
     Linde AG................................       30,300          1,269,456
                                                                -------------
                                                                    3,785,898
                                                                -------------
   TRADING COMPANIES & DISTRIBUTORS (0.5%)
     Mitsubishi Corp.........................      156,000          1,318,216
                                                                -------------
   TRANSPORTATION INFRASTRUCTURE (2.1%)
     Abertis Infraestructuras, SA............       72,821            956,667
     BAA PLC.................................      220,679          1,587,433
     Cosco Pacific Ltd.......................    1,964,000          2,190,826
     Zhejiang Expressway Co., Ltd.,
        Class H..............................    2,500,000          1,210,052
                                                                -------------
                                                                    5,944,978
                                                                -------------
INFORMATION TECHNOLOGY (11.5%)
   COMMUNICATIONS EQUIPMENT (0.9%)
     Nortel Networks Corp. (a)...............      768,400          2,496,787
   ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
     Ibiden Co., Ltd.........................       89,000          1,442,336
     Keyence Corp. ..........................       10,500          2,192,955
     TDK Corp................................       32,200          2,097,270
                                                                -------------
                                                                    5,732,561
                                                                -------------
   INFORMATION TECHNOLOGY CONSULTING & SERVICES (0.9%)
     Indra Sistemas SA.......................      220,500          2,443,460
                                                                -------------
   INTERNET SOFTWARE & SERVICES (0.7%)
     T-Online International AG (a)...........      180,700          1,936,863
                                                                -------------
   OFFICE ELECTRONICS (1.3%)
     Canon, Inc. ............................       76,000          3,653,940
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.9%)
     ARM Holdings PLC (a)....................    1,094,800      $   1,951,565
     Samsung Electronics Co., Ltd. ..........        9,000          3,333,333
     Taiwan Semiconductor
        Manufacturing Co., Ltd., ADR (a).....      351,000          4,134,780
     Tokyo Electron Ltd......................       60,000          4,226,764
                                                                -------------
                                                                   13,646,442
                                                                -------------
   SOFTWARE (0.8%)
     Dassault Systemes SA....................       64,291          2,325,317
                                                                -------------
MATERIALS (6.3%)
   CHEMICALS (0.9%)
     L'Air Liquide SA........................        7,719          1,109,954
     Shin-Etsu Chemical Co., Ltd. ...........       32,800          1,287,432
                                                                -------------
                                                                    2,397,386
                                                                -------------
   CONSTRUCTION MATERIALS (1.4%)
     Siam Cement PCL.........................      978,000          4,046,240
                                                                -------------
   CONTAINERS & PACKAGING (0.8%)
     Amcor Ltd...............................      395,100          2,316,720
                                                                -------------
   METALS & MINING (2.0%)
     BHP Billiton Ltd. ......................      605,100          4,294,633
     Companhia Vale do Rio Doce, ADR.........       40,200          1,372,026
                                                                -------------
                                                                    5,666,659
                                                                -------------
   PAPER & FOREST PRODUCTS (1.2%)
     Stora Enso Oyj, Class R.................      175,700          2,290,829
     UPM-Kymmene Oyj.........................       61,800          1,121,008
                                                                -------------
                                                                    3,411,837
                                                                -------------
TELECOMMUNICATION SERVICES (7.1%)
   DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
     Nippon Telegraph & Telephone
        Corp.................................          300          1,321,507
     PT Telekomunikasi Indonesia, ADR........       57,100            639,520
     Telecom Italia S.p.A....................    1,174,827          2,763,910
     Telefonica SA (a).......................      363,484          4,283,673
                                                                -------------
                                                                    9,008,610
                                                                -------------
   WIRELESS TELECOMMUNICATION SERVICES (3.9%)
     NTT DoCoMo, Inc.........................        1,737          4,465,870
     Vodafone Group PLC......................    3,500,729          6,392,182
                                                                -------------
                                                                   10,858,052
                                                                -------------
UTILITIES (1.5%)
   ELECTRIC UTILITIES (0.9%)
     National Grid Transco PLC...............      432,936          2,644,751
                                                                -------------
   GAS UTILITIES (0.6%)
     Snam Rete Gas S.p.A. ...................      442,900          1,621,385
                                                                -------------

Total Common Stocks
     (Cost of $239,143,971)..................                     268,141,899
                                                                -------------


                                                  UNITS             VALUE
-----------------------------------------------------------------------------
WARRANTS (0.2%)
FINANCIALS (0.2%)
   BANKS (0.2%)
     Siam Commercial Bank
        Public Co., Ltd. (a)
        expires 06/22/04
        (Cost of $359,604)...................    2,771,666      $     428,330
                                                                -------------
INVESTMENT MANAGEMENT
   COMPANY (0.1%)                                SHARES
     Thai Fund, Inc.
        (Cost of $144,252)...................       35,100            241,839
                                                                -------------

SHORT-TERM OBLIGATION (2.3%)                      PAR
     Repurchase agreement with State
        Street Bank & Trust Co., dated
        08/31/03, due 09/02/03 at 0.860%,
        collateralized by a U.S. Treasury
        Note maturing 02/28/05, market
        value $6,751,938 (repurchase
        proceeds $6,616,632)
        (Cost of $6,616,000).................  $ 6,616,000          6,616,000
                                                                -------------
TOTAL INVESTMENTS (97.9%)
        (Cost of $246,263,827) (d)...........                     275,428,068
                                                                -------------
OTHER ASSETS & LIABILITIES, NET (2.1%).......                       5,903,491
                                                                -------------
NET ASSETS (100.0%)..........................                   $ 281,331,559
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2003, this security had no value.
(c) Represents fair value as determined in good faith under the direction of the Board of Directors.
(d) Cost for federal income tax purposes is $246,594,040.

SUMMARY OF SECURITIES                                            % OF TOTAL
BY COUNTRY (UNAUDITED)                            VALUE          INVESTMENTS
-----------------------------------------------------------------------------
Japan   .....................................  $65,298,103               23.7%
United Kingdom...............................   53,852,232               19.6
France  ................................. ...   20,485,020                7.4
Spain   .....................................   17,089,706                6.2
Switzerland..................................   15,367,523                5.6
Netherlands..................................   12,316,230                4.5
Thailand.....................................   12,024,742                4.4
Germany .....................................   11,783,078                4.3
Italy   .....................................   11,644,049                4.2
United States*...............................    8,802,009                3.2
Australia....................................    6,611,353                2.4
Canada  .....................................    4,548,284                1.7
Mexico  .....................................    4,146,140                1.5


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA INTERNATIONAL STOCK FUND (CONT.)
AUGUST 31, 2003


SUMMARY OF SECURITIES                                            % OF TOTAL
BY COUNTRY (CONTINUED)                            VALUE          INVESTMENTS
-----------------------------------------------------------------------------
Taiwan  ..................................... $  4,134,780                1.5%
Hong Kong....................................    3,614,963                1.3
Finland .....................................    3,411,837                1.2
Republic of Korea............................    3,333,333                1.2
India   .....................................    3,249,000                1.2
Ireland .....................................    2,804,081                1.0
Israel  .....................................    2,644,355                1.0
Sweden  .....................................    2,516,442                0.9
Brazil  .....................................    1,372,026                0.5
Russian Federation...........................    1,328,275                0.5
China   .....................................    1,210,052                0.4
Singapore....................................    1,200,935                0.4
Indonesia....................................      639,520                0.2
                                              ------------      -------------
                                              $275,428,068              100.0%
                                              ============      =============
  * Includes Short-Term Obligation.

  Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

               ACRONYM                         NAME
               -------                         ----
                 ADR                American Depositary Receipt
                 GDR                 Global Depositary Receipt
                NVDR               Non-Voting Depositary Receipt


COLUMBIA MID CAP GROWTH FUND
AUGUST 31, 2003

                                                  SHARES            VALUE
-----------------------------------------------------------------------------
COMMON STOCKS (98.2%)
CONSUMER DISCRETIONARY (19.1%)
   AUTO COMPONENTS (0.8%)
     Gentex Corp.............................      218,700      $   8,203,437
                                                                -------------
   HOTELS, RESTAURANTS & LEISURE (4.9%)
     Brinker International, Inc. (a).........      395,440         13,524,048
     Darden Restaurants, Inc.................      606,400         13,219,520
     MGM Mirage (a)..........................      223,900          8,118,614
     Outback Steakhouse, Inc.................      178,950          6,916,418
     Starwood Hotels & Resorts
        Worldwide, Inc.......................      260,400          8,809,332
                                                                -------------
                                                                   50,587,932
                                                                -------------
   HOUSEHOLD DURABLES (1.0%)
     Garmin Ltd..............................      260,800         10,424,176
                                                                -------------
   INTERNET & CATALOG RETAIL (1.0%)
     InterActive Corp. (a)...................      271,200         10,037,112
                                                                -------------


                                                  SHARES            VALUE
-----------------------------------------------------------------------------
   LEISURE EQUIPMENT & PRODUCTS (0.4%)
     Mattel, Inc.............................      212,690      $   4,109,171
                                                                -------------
   MEDIA (5.3%)
     Citadel Broadcasting Corp. (a)..........      196,700          4,343,136
     Cox Radio, Inc., Class A (a)............      493,900         11,922,746
     Interpublic Group of
        Companies, Inc. (a)..................      419,600          6,356,940
     Univision Communications, Inc.,
        Class A (a)..........................      679,450         25,472,581
     Westwood One, Inc. (a)..................      226,900          7,283,490
                                                                -------------
                                                                   55,378,893
                                                                -------------
   MULTI-LINE RETAIL (2.0%)
     Dollar Tree Stores, Inc. (a)............      148,100          5,809,963
     Family Dollar Stores, Inc...............      191,100          7,666,932
     Kohl's Corp. (a)........................      121,500          7,684,875
                                                                -------------
                                                                   21,161,770
                                                                -------------
   SPECIALTY RETAIL (3.7%)
     Bed Bath & Beyond, Inc. (a).............      356,700         15,348,801
     Chico's FAS, Inc. (a)...................      226,300          7,352,487
     Williams-Sonoma, Inc. (a)...............      504,900         15,454,989
                                                                -------------
                                                                   38,156,277
                                                                -------------
CONSUMER STAPLES (1.1%)
   FOOD & DRUG RETAILING (0.6%)
     Whole Foods Market, Inc. (a)............      123,300          6,684,093
                                                                -------------
   FOOD PRODUCTS (0.5%)
     Dean Foods Co. (a)......................      168,400          4,892,020
                                                                -------------
ENERGY (7.8%)
   ENERGY EQUIPMENT & SERVICES (4.3%)
     BJ Services Co. (a).....................      470,900         17,597,533
     Nabors Industries Ltd. (a)..............      142,050          5,703,308
     National-Oilwell, Inc. (a)..............      403,700          7,904,446
     Noble Corp. (a).........................      225,000          8,140,500
     Patterson-UTI Energy, Inc. (a)..........      184,450          5,503,988
                                                                -------------
                                                                   44,849,775
                                                                -------------
   OIL & GAS (3.5%)
     Apache Corp.............................      194,472         13,414,679
     Cross Timbers Royalty Trust.............        2,375             53,066
     Murphy Oil Corp. .......................      139,700          8,064,881
     Valero Energy Corp......................      186,900          7,363,860
     XTO Energy, Inc.........................      321,000          6,737,790
                                                                -------------
                                                                   35,634,276
                                                                -------------
FINANCIALS (4.0%)
   INSURANCE (4.0%)
     Ambac Financial Group, Inc..............      191,500         12,432,180
     Arthur J. Gallagher & Co................      353,250          9,537,750


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
     Axis Capital Holdings Ltd. (a)..........      225,300      $   5,531,115
     Stancorp Financial Group, Inc...........      253,150         14,351,074
                                                                -------------
                                                                   41,852,119
                                                                -------------
HEALTH CARE (23.1%)
   BIOTECHNOLOGY (1.3%)
     Gilead Sciences, Inc. (a)...............      136,900          9,131,230
     ICOS Corp. (a)..........................      122,200          4,758,468
                                                                -------------
                                                                   13,889,698
                                                                -------------
   HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
     Boston Scientific Corp. (a).............      172,950         10,394,295
     Hillenbrand Industries, Inc.............       87,200          4,721,880
     Varian Medical Systems, Inc. (a)........      120,840          6,748,914
                                                                -------------
                                                                   21,865,089
                                                                -------------
   HEALTH CARE PROVIDERS & SERVICES (14.6%)
     AmerisourceBergen Corp..................      156,900          9,133,149
     Anthem, Inc. (a)........................      149,550         10,947,060
     Caremark Rx, Inc. (a)...................    1,314,450         33,032,128
     Community Health Systems,
        Inc. (a).............................      331,080          7,611,529
     DaVita, Inc. (a)........................      357,750         10,875,600
     First Health Group Corp. (a)............      264,000          6,922,080
     Health Management
        Associates, Inc......................      344,900          7,684,372
     Lincare Holdings, Inc. (a)..............      228,600          7,916,418
     UnitedHealth Group, Inc.................      349,200         17,260,956
     WebMD Corp. (a).........................      928,000          9,558,400
     WellChoice, Inc. (a)....................      175,900          5,104,618
     WellPoint Health Networks,
        Inc. (a).............................      328,000         25,584,000
                                                                -------------
                                                                  151,630,310
                                                                -------------
   PHARMACEUTICALS (5.1%)
     ANDRX Corp. (a).........................      570,800         10,274,400
     Barr Laboratories, Inc. (a).............      332,575         22,505,350
     Biovail Corp. (a).......................      351,800         14,610,254
     Teva Pharmaceutical Industries
        Ltd., ADR............................       93,800          5,507,186
                                                                -------------
                                                                   52,897,190
                                                                -------------
INDUSTRIALS (13.7%)
   AEROSPACE & DEFENSE (0.9%)
     Raytheon Co.............................      306,150          9,815,169
                                                                -------------
   COMMERCIAL SERVICES & SUPPLIES (8.7%)
     BISYS Group, Inc. (a)...................      524,550          9,625,492
     ChoicePoint, Inc. (a)...................      302,790         11,884,508
     Cintas Corp.............................      123,650          4,937,344
     Corporate Executive Board Co. (a).......      197,700          8,728,455
     DST Systems, Inc. (a)...................      128,300          5,080,680
     Education Management Corp. (a)..........      167,300         10,232,068
     Monster Worldwide, Inc. (a).............      402,800         11,004,496


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
     Republic Services, Inc..................      309,910      $   7,629,984
     Robert Half International, Inc. (a).....      425,100          9,454,224
     Weight Watchers International,
        Inc. (a).............................      263,175         11,408,636
                                                                -------------
                                                                   89,985,887
                                                                -------------
   ELECTRICAL EQUIPMENT (0.9%)
     American Power Conversion Corp..........      553,700          9,922,304
   TRADING COMPANIES & DISTRIBUTORS (3.2%)
     CDW Corp................................      204,900         10,574,889
     Fastenal Co. ...........................      258,000         10,430,940
     W.W. Grainger, Inc......................      238,710         11,894,919
                                                                -------------
                                                                   32,900,748
                                                                -------------
INFORMATION TECHNOLOGY (29.1%)
   COMMUNICATIONS EQUIPMENT (3.1%)
     3Com Corp. (a)..........................    1,390,100          7,923,570
     Comverse Technology, Inc. (a)...........      235,100          3,876,799
     Scientific-Atlanta, Inc.................      197,200          6,704,800
     UTStarcom, Inc. (a).....................      328,400         14,108,064
                                                                -------------
                                                                   32,613,233
                                                                -------------
   COMPUTERS & PERIPHERALS (0.5%)
     Lexmark International, Inc. (a).........       75,940          5,091,018
                                                                -------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS (4.2%)
     Amphenol Corp., Class A (a).............      289,500         15,786,435
     AU Optronics Corp., ADR.................      500,455          6,776,161
     Jabil Circuit, Inc. (a).................      371,450         10,456,318
     Sanmina-SCI Corp. (a)...................      452,400          4,062,552
     Symbol Technologies, Inc. ..............      461,800          6,252,772
                                                                -------------
                                                                   43,334,238
                                                                -------------
   INTERNET SOFTWARE & SERVICES (0.5%)
     Check Point Software
        Technologies Ltd. (a)................      334,500          5,843,715
                                                                -------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS (10.1%)
     Agere Systems, Inc. (a).................    3,712,200         11,210,844
     Altera Corp. (a)........................      260,000          5,834,400
     Amkor Technology, Inc. (a)..............      477,800          8,399,724
     Fairchild Semiconductor
        International, Inc. (a)..............      449,500          7,956,150
     Marvell Technology Group Ltd. (a).......      245,300         10,344,301
     MEMC Electronic Materials, Inc. (a).....      615,100          7,983,998
     Microchip Technology, Inc...............      632,750         17,723,328
     National Semiconductor Corp. (a)........      181,500          5,288,910
     Novellus Systems, Inc. (a)..............      328,200         13,114,872
     Taiwan Semiconductor
        Manufacturing Co., Ltd., ADR (a).....    1,024,056         12,063,380
     Teradyne, Inc. (a)......................      270,430          4,821,767
                                                                -------------
                                                                  104,741,674
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA MID CAP GROWTH FUND (CONT.)
AUGUST 31, 2003

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   SOFTWARE (10.7%)
     Amdocs Ltd. (a).........................      721,300     $   16,142,694
     BMC Software, Inc. (a)..................      437,600          6,423,968
     Electronic Arts, Inc. (a)...............      253,350         22,738,162
     Fair Isaac Corp.........................      266,100         15,593,460
     Intuit, Inc. (a)........................      171,625          7,778,045
     Mercury Interactive Corp. (a)...........      284,250         12,475,732
     Siebel Systems, Inc. (a)................      507,605          5,116,658
     Symantec Corp. (a)......................      142,950          8,209,618
     VERITAS Software Corp. (a)..............      476,150         16,417,652
                                                               --------------
                                                                  110,895,989
                                                               --------------
MATERIALS (0.3%)
   CHEMICALS (0.3%)
     Methanex Corp. .........................      299,000          3,010,930
                                                               --------------

Total Common Stocks
        (Cost of $813,820,814)...............                   1,020,408,243
                                                               --------------
CONVERTIBLE PREFERRED STOCK (0.0%)
INFORMATION TECHNOLOGY (0.0%)
   INTERNET SOFTWARE & SERVICES (0.0%)
     Network Specialists, Inc.,
        Series A (a)(b)(c)
        (Cost of $3,000,000).................      394,218              3,942
                                                               --------------

SHORT-TERM OBLIGATION (2.7%)                      PAR
     Repurchase agreement with State
        Street Bank & Trust Co., dated
        08/29/03, due 09/01/03 at 0.860%,
        collateralized by a U.S. Treasury
        Bond maturing 11/15/03,
        market value $28,708,875
        (repurchase proceeds $28,147,689)
        (Cost of $28,145,000)................  $28,145,000         28,145,000
                                                               --------------
TOTAL INVESTMENTS (100.9%)
        (Cost of $844,965,814) (d)...........                   1,048,557,185
                                                               --------------
OTHER ASSETS & LIABILITIES, NET (-0.9%)......                      (9,383,332)
                                                               --------------
NET ASSETS (100.0%)..........................                  $1,039,173,853
                                                               ==============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2003, the value of this security amounted to $3,942, which represents less than 0.1% of net assets.
(c) Represents fair value as determined in good faith under the direction of the Board of Directors.
(d) Cost for federal income tax purposes is $848,817,817.

           ACRONYM                           NAME
           -------                           ----
             ADR                  American Depositary Receipt

COLUMBIA SMALL CAP GROWTH FUND
AUGUST 31, 2003

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
COMMON STOCKS (93.9%)
CONSUMER DISCRETIONARY (18.5%)
   AUTO COMPONENTS (2.4%)
     Autoliv, Inc............................      197,200      $   5,957,412
     Gentex Corp. (a)........................      171,550          6,434,841
     Wabtec Corp.............................      171,400          2,682,410
                                                                -------------
                                                                   15,074,663
                                                                -------------
   HOTELS, RESTAURANTS & LEISURE (4.3%)
     Ameristar Casinos, Inc. (a).............      182,500          4,283,275
     Fairmont Hotels & Resorts, Inc..........       65,800          1,746,990
     Leapfrog Enterprises, Inc. (a)..........      145,200          5,445,000
     Outback Steakhouse, Inc.................      102,572          3,964,408
     P.F. Chang's China Bistro, Inc. (a).....       92,900          4,319,850
     Panera Bread Co., Class A (a)...........      106,800          4,715,220
     Ruby Tuesday, Inc.......................      122,000          2,777,940
                                                                -------------
                                                                   27,252,683
                                                                -------------
   HOUSEHOLD DURABLES (1.6%)
     Harman International Industries,
        Inc..................................      102,100         10,174,265
                                                                -------------
   MEDIA (4.1%)
     Entercom Communications
        Corp. (a)............................      176,400          8,878,212
     Entravision Communications
        Corp., Class A (a)...................      356,000          3,524,400
     Lamar Advertising Co. (a)...............      128,812          4,303,609
     Radio One, Inc., Class D (a)............      316,802          5,211,393
     XM Satellite Radio Holdings, Inc.,
        Class A (a)..........................      318,300          4,360,710
                                                                -------------
                                                                   26,278,324
                                                                -------------
   SPECIALTY RETAIL (5.9%)
     Advance Auto Parts, Inc. (a)............       64,600          4,822,390
     Electronics Boutique Holdings
        Corp. (a)............................       97,700          3,246,571
     GameStop Corp. (a)......................      261,200          4,343,756
     Hollywood Entertainment
        Corp. (a)............................      201,100          3,493,107
     Linens `n Things, Inc. (a)..............      117,700          3,401,530
     Michaels Stores, Inc. (a)...............      126,975          5,771,014
     O'Reilly Automotive, Inc. (a)...........       94,792          3,629,586
     PETsMART, Inc...........................      278,000          6,649,760
     Pier 1 Imports, Inc.....................      112,800          2,320,296
                                                                -------------
                                                                   37,678,010
                                                                -------------
   TEXTILES, APPAREL & LUXURY GOODS (0.2%)
     Columbia Sportswear Co. (a).............       30,350          1,547,850
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
ENERGY (8.9%)
   ENERGY EQUIPMENT & SERVICES (5.8%)
     Cal Dive International, Inc. (a)........      144,700      $   3,060,405
     Grey Wolf, Inc. (a).....................      509,800          1,932,142
     Key Energy Services, Inc. (a)...........      465,300          4,820,508
     Maverick Tube Corp. (a).................      134,600          2,286,854
     National-Oilwell, Inc. (a)..............      243,300          4,763,814
     Oceaneering International, Inc. (a).....      101,900          2,504,702
     Patterson-UTI Energy, Inc. (a)..........      110,500          3,297,320
     Precision Drilling Corp. (a)............      162,200          6,473,402
     TETRA Technologies, Inc. (a)............      109,800          2,470,500
     Varco International, Inc. (a)...........      303,100          5,228,475
                                                                -------------
                                                                   36,838,122
                                                                -------------
   OIL & GAS (3.1%)
     Chesapeake Energy Corp..................      393,700          4,267,708
     Cross Timbers Royalty Trust.............        2,480             55,414
     Patina Oil & Gas Corp...................      106,506          3,946,047
     Premcor, Inc. (a).......................      200,350          4,908,575
     XTO Energy, Inc.........................      335,200          7,035,848
                                                                -------------
                                                                   20,213,592
                                                                -------------
FINANCIALS (2.4%)
   DIVERSIFIED FINANCIALS (0.3%)
     CapitalSource, Inc. (a).................       32,000            563,200
     iPayment, Inc. (a)......................       42,200          1,066,394
                                                                -------------
                                                                    1,629,594
                                                                -------------
   INSURANCE (2.1%)
     IPC Holdings Ltd. (a)...................       97,010          3,401,171
     ProAssurance Corp. (a)..................      154,900          3,987,126
     Scottish Annuity & Life Holdings
        Ltd..................................      259,000          5,951,820
                                                                -------------
                                                                   13,340,117
                                                                -------------
HEALTH CARE (19.2%)
   BIOTECHNOLOGY (3.1%)
     Connetics Corp. (a).....................      389,300          7,295,482
     ICOS Corp. (a)..........................      187,250          7,291,515
     Martek Biosciences Corp. (a)............       86,100          4,441,899
     Vicuron Pharmaceuticals, Inc. (a).......       66,500            993,510
                                                                -------------
                                                                   20,022,406
                                                                -------------
   HEALTH CARE EQUIPMENT & SUPPLIES (2.6%)
     ArthroCare Corp. (a)....................      251,200          4,230,208
     Kyphon, Inc. (a)........................      203,400          4,810,410
     Orthofix International NV (a)...........       13,792            466,997
     Thoratec Corp. (a)......................      104,800          1,573,048
     Wilson Greatbatch Technologies,
        Inc. (a).............................      141,110          5,583,723
                                                                -------------
                                                                   16,664,386
                                                                -------------


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   HEALTH CARE PROVIDERS & SERVICES (12.1%)
     Caremark Rx, Inc. (a)...................      336,222      $   8,449,259
     Cerner Corp. (a)........................      185,700          6,557,067
     Cobalt Corp. (a)........................      145,400          2,877,466
     Community Health Systems, Inc. (a)......      140,400          3,227,796
     Coventry Health Care, Inc. (a)..........      142,100          6,670,174
     DaVita, Inc. (a)........................      324,031          9,850,542
     First Health Group Corp. (a)............      363,356          9,527,194
     Henry Schein, Inc. (a)..................      155,251          8,976,613
     ICON PLC, ADR (a).......................      168,550          6,194,212
     IMPAC Medical Systems, Inc. (a).........      136,200          2,635,470
     Mid Atlantic Medical Services,
        Inc. (a).............................      182,400          8,948,544
     PacifiCare Health Systems,
        Inc. (a).............................       61,200          3,047,760
                                                                -------------
                                                                   76,962,097
                                                                -------------
   PHARMACEUTICALS (1.4%)
     ANDRX Corp. (a).........................      258,200          4,647,600
     AtheroGenics, Inc. (a)..................      291,787          3,971,221
                                                                -------------
                                                                    8,618,821
                                                                -------------
INDUSTRIALS (10.1%)
   AIRLINES (0.2%)
     SkyWest, Inc............................       91,000          1,590,680
                                                                -------------
   COMMERCIAL SERVICES & SUPPLIES (7.5%)
     BISYS Group, Inc. (a)...................      278,000          5,101,300
     Corinthian Colleges, Inc. (a)...........      118,000          6,790,900
     Corporate Executive Board Co. (a).......      147,960          6,532,434
     Education Management Corp. (a)..........      211,671         12,945,798
     Global Payments, Inc....................      118,136          4,459,634
     Resources Connection, Inc. (a)..........      223,900          6,190,835
     Tetra Tech, Inc. (a)....................       37,100            709,723
     Waste Connections, Inc. (a).............      151,800          5,347,914
                                                                -------------
                                                                   48,078,538
                                                                -------------
   CONSTRUCTION & ENGINEERING (1.1%)
     Chicago Bridge & Iron Co.,
        NY Registered Shares.................      152,300          4,069,456
     URS Corp. (a)...........................      122,390          2,794,164
                                                                -------------
                                                                    6,863,620
                                                                -------------
   ELECTRICAL EQUIPMENT (0.4%)
     Power-One, Inc. (a).....................      192,030          2,267,874
                                                                -------------
   MACHINERY (0.9%)
     Albany International Corp.,
        Class A..............................      179,000          5,470,240
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA SMALL CAP GROWTH FUND (CONT.)
AUGUST 31, 2003

                                                  SHARES            VALUE
-----------------------------------------------------------------------------
INFORMATION TECHNOLOGY (33.5%)
   COMMUNICATIONS EQUIPMENT (5.4%)
     Advanced Fibre Communications,
        Inc. (a).............................      218,700      $   5,089,149
     Aspect Communications Corp. (a).........      244,400          2,011,412
     AudioCodes Ltd. (a).....................      154,300            932,126
     Corvis Corp. (a)........................    1,004,500          1,376,165
     F5 Networks, Inc. (a)...................      209,500          4,108,295
     Foundry Networks, Inc. (a)..............      254,410          4,948,274
     NetScreen Technologies, Inc. (a)........      359,800          8,610,014
     Polycom, Inc. (a).......................      274,500          4,710,420
     REMEC, Inc. (a).........................      123,400          1,118,004
     Sonus Networks, Inc. (a)................      200,000          1,420,000
                                                                -------------
                                                                   34,323,859
                                                                -------------
   COMPUTERS & PERIPHERALS (1.7%)
     Advanced Digital Information
        Corp. (a)............................      293,500          3,962,250
     Electronics for Imaging, Inc. (a).......      334,820          7,171,844
                                                                -------------
                                                                   11,134,094
                                                                -------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS (4.6%)
     Amphenol Corp., Class A (a).............      330,855         18,041,523
     Artesyn Technologies, Inc. (a)..........      318,700          2,565,535
     Benchmark Electronics, Inc. (a).........      191,600          8,503,208
                                                                -------------
                                                                   29,110,266
                                                                -------------
   INFORMATION TECHNOLOGY CONSULTING & SERVICES (2.1%)
     CACI International, Inc.,
        Class A (a)..........................      119,800          5,344,278
     Cognizant Technology Solutions
        Corp. (a)............................      238,100          8,293,023
                                                                -------------
                                                                   13,637,301
                                                                -------------
   INTERNET SOFTWARE & SERVICES (1.3%)
     Altiris, Inc. (a).......................       45,200          1,010,672
     CNET Networks, Inc. (a).................      189,800          1,598,116
     ebookers PLC, ADR (a)...................      111,400          2,138,880
     NetGear, Inc. (a).......................       34,300            675,367
     webMethods, Inc. (a)....................      345,700          3,118,214
                                                                -------------
                                                                    8,541,249
                                                                -------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS (9.7%)
     Axcelis Technologies, Inc. (a)..........      383,700          3,338,190
     Cabot Microelectronics Corp. (a)........       74,000          4,824,060
     ChipPAC, Inc., Class A (a)..............      520,500          3,273,945
     Conexant Systems, Inc. (a)..............      607,600          3,329,648
     Credence Systems Corp. (a)..............      735,400          8,449,746
     DuPont Photomasks, Inc. (a).............       77,000          1,971,970
     FEI Co. (a).............................       66,200          1,819,176


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
     Integrated Device Technology,
        Inc. (a).............................      347,400      $   4,846,230
     Lattice Semiconductor Corp. (a).........      266,800          2,347,840
     Microsemi Corp. (a).....................      417,500          8,253,975
     Photronics, Inc. (a)....................      264,186          6,417,078
     PMC-Sierra, Inc. (a)....................      146,700          2,091,942
     Power Integrations, Inc. (a)............       81,000          2,606,580
     Ultratech, Inc. (a).....................      286,700          8,408,911
                                                                -------------
                                                                   61,979,291
                                                                -------------
   SOFTWARE (8.7%)
     Activision, Inc. (a)....................      352,500          4,550,775
     Amdocs Ltd. (a).........................      167,700          3,753,126
     Autodesk, Inc...........................      223,400          3,998,860
     Citrix Systems, Inc. (a)................      187,600          3,862,684
     Documentum, Inc. (a)....................      144,531          2,965,776
     Fair Isaac Corp.........................      165,000          9,669,000
     JDA Software Group, Inc. (a)............      215,300          3,595,510
     Macromedia, Inc. (a)....................      420,100         10,015,184
     Mercury Interactive Corp. (a)...........      122,800          5,389,692
     MicroStrategy, Inc., Class A (a)........       72,000          2,913,120
     National Instruments Corp. (a)..........       71,860          2,846,375
     Ulticom, Inc. (a).......................      103,300          1,074,320
     Verity, Inc. (a)........................       45,500            542,360
                                                                -------------
                                                                   55,176,782
                                                                -------------
MATERIALS (0.6%)
   CHEMICALS (0.6%)
     OM Group, Inc...........................      271,500          3,659,820
                                                                -------------
TELECOMMUNICATION SERVICES (0.7%)
   DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
     Covad Communications Group,
        Inc. (a).............................      225,400            856,520
                                                                -------------
   WIRELESS TELECOMMUNICATION SERVICES (0.6%)
     Dobson Communications Corp.,
        Class A (a)..........................      421,000          3,873,200
                                                                -------------

Total Common Stocks
        (Cost of $452,564,627)...............                     598,858,264
                                                                -------------
INVESTMENT MANAGEMENT COMPANY (0.5%)
     Japan Smaller Capitalization
        Fund, Inc.
        (Cost of $2,902,739).................      356,400          2,958,120
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                  PAR               VALUE
-----------------------------------------------------------------------------
SHORT-TERM OBLIGATION (6.2%)
     Repurchase agreement with State
        Street Bank & Trust Co., dated
        08/29/03, due 09/02/03 at 0.860%,
        collateralized by a U.S. Treasury
        Note maturing 08/15/06,
        market value of $40,518,450
        (repurchase proceeds $39,726,796)
        (Cost of $39,723,000)................  $39,723,000      $  39,723,000
                                                                -------------
TOTAL INVESTMENTS (100.6%)
        (Cost of $495,190,366) (b)...........                     641,539,384
                                                                -------------
OTHER ASSETS & LIABILITIES, NET (-0.6%)......                      (3,923,811)
                                                                -------------
NET ASSETS (100.0%)..........................                   $ 637,615,573
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $498,727,495.

           ACRONYM                             NAME
           -------                             ----
             ADR                   American Depositary Receipt

COLUMBIA REAL ESTATE EQUITY FUND
AUGUST 31, 2003

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
COMMON STOCKS (94.2%)
CONSUMER DISCRETIONARY (5.4%)
   HOTELS, RESTAURANTS & LEISURE (5.4%)
     Hilton Hotels Corp......................    1,211,700      $  18,514,776
     Marriott International, Inc.,
        Class A..............................      307,700         12,563,391
     Starwood Hotels & Resorts
        Worldwide, Inc.......................      531,800         17,990,794
                                                                -------------
                                                                   49,068,961
                                                                -------------
FINANCIALS (77.8%)
   REAL ESTATE (77.8%)
     Alexandria Real Estate Equities,
        Inc..................................      663,100         30,999,925
     American Financial Realty Trust.........      563,600          8,115,840
     Apartment Investment &
        Management Co., Class A..............      480,600         18,527,130
     Archstone-Smith Trust...................      644,771         16,860,762
     AvalonBay Communities, Inc..............      476,400         22,104,960
     Boston Properties, Inc..................      370,500         15,912,975
     Brookfield Properties Corp..............      398,800          9,300,016
     CarrAmerica Realty Corp.................      275,500          7,755,325
     Catellus Development Corp. (a)..........      386,500          9,063,425
     Centerpoint Properties Trust............      257,300         16,312,820


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
     Chelsea Property Group, Inc.............      372,400      $  17,111,780
     Cousins Properties, Inc. ...............    1,615,050         46,836,450
     Duke Realty Corp........................      785,200         21,726,484
     Equity Office Properties Trust..........      934,537         25,998,819
     Equity Residential......................      608,506         17,695,354
     First Industrial Realty Trust, Inc. ....      268,300          8,169,735
     General Growth Properties, Inc..........      614,960         42,647,476
     iStar Financial, Inc. ..................    1,134,350         41,585,271
     Kimco Realty Corp.......................      746,600         31,118,288
     Liberty Property Trust..................      390,300         13,594,149
     Manufactured Home Communities,
        Inc. ................................      179,900          6,602,330
     Newcastle Investment Corp...............      623,700         13,553,001
     Pan Pacific Retail Properties, Inc......      287,800         12,116,380
     Parkway Properties, Inc.................       93,100          4,175,535
     Prentiss Properties Trust...............      204,000          6,130,200
     ProLogis Trust..........................    1,372,406         38,688,125
     Public Storage, Inc.....................      617,032         22,762,310
     Reckson Associates Realty Corp..........      234,000          5,302,440
     Regency Centers Corp....................      832,500         29,370,600
     Rouse Co................................      778,400         31,034,808
     Simon Property Group, Inc. .............    1,033,256         44,130,364
     SL Green Realty Corp....................      240,200          8,447,834
     St. Joe Co..............................      528,900         17,987,889
     Taubman Centers, Inc....................      412,700          8,163,206
     United Dominion Realty Trust, Inc. .....      508,000          9,306,560
     Vornado Realty Trust....................      531,100         25,041,365
                                                                -------------
                                                                  704,249,931
                                                                -------------
MATERIALS (11.0%)
   CONTAINERS & PACKAGING (2.3%)
     Smurfit-Stone Container Corp. (a).......      863,500         13,626,030
     Temple-Inland, Inc......................      139,200          6,929,376
                                                                -------------
                                                                   20,555,406
                                                                -------------
   PAPER & FOREST PRODUCTS (8.7%)
     Bowater, Inc............................      836,100         36,211,491
     International Paper Co..................      705,500         28,608,025
     MeadWestvaco Corp.......................      537,700         13,630,695
                                                                -------------
                                                                   78,450,211
                                                                -------------
Total Common Stocks
        (Cost of $660,975,299)...............                     852,324,509
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA REAL ESTATE EQUITY FUND (CONT.)
AUGUST 31, 2003

                                                  PAR               VALUE
-----------------------------------------------------------------------------
SHORT-TERM OBLIGATION (5.0%)
     Repurchase agreement with State
        Street Bank & Trust Co., dated
        08/29/03, due 09/02/03 at 0.860%,
        collateralized by U.S. Treasury
        Notes with various maturities to
        07/15/06, market value of $46,542,323
        (repurchase proceeds $45,631,360)
        (Cost of $45,627,000)................  $45,627,000      $  45,627,000
                                                                -------------
TOTAL INVESTMENTS (99.2%)
        (Cost of $706,602,299) (b)...........                     897,951,509
                                                                -------------
OTHER ASSETS & LIABILITIES, NET (0.8%).......                       7,402,011
                                                                -------------
NET ASSETS (100.0%)..........................                   $ 905,353,520
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $707,850,016.


COLUMBIA TECHNOLOGY FUND
AUGUST 31, 2003

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
COMMON STOCKS (86.2%)
CONSUMER DISCRETIONARY (7.4%)
   HOUSEHOLD DURABLES (1.7%)
     Garmin Ltd..............................        5,000      $     199,850
     Matsushita Electric Industrial Co.,
        Ltd., ADR............................       12,300            157,563
                                                                -------------
                                                                      357,413
                                                                -------------
   INTERNET & CATALOG RETAIL (2.6%)
     Drugstore.com, Inc. (a).................       18,400            117,392
     eBay, Inc. (a)..........................        4,200            232,596
     InterActiveCorp (a).....................        5,600            207,256
                                                                -------------
                                                                      557,244
                                                                -------------
   LEISURE EQUIPMENT & PRODUCTS (0.5%)
     Marvel Enterprises, Inc. (a)............        4,800            105,120
                                                                -------------
   MEDIA (2.6%)
     4 Kids Entertainment, Inc. (a)..........        6,600            144,606
     Pixar, Inc. (a).........................          250             18,208
     TiVo, Inc. (a)..........................       13,000            141,310
     XM Satellite Radio Holdings, Inc.,
        Class A (a)..........................       18,400            252,080
                                                                -------------
                                                                      556,204
                                                                -------------


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
HEALTH CARE (3.6%)
   BIOTECHNOLOGY (2.2%)
     Exact Sciences Corp. (a)................        7,000      $     117,880
     ICOS Corp. (a)..........................        2,000             77,880
     Neurocrine Biosciences, Inc. (a)........        1,500             80,265
     Onyx Pharmaceuticals, Inc. (a)..........        8,000            142,800
     Vicuron Pharmaceuticals, Inc. (a).......        4,000             59,760
                                                                -------------
                                                                      478,585
                                                                -------------
   HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
     Illumina, Inc. (a)......................        2,000              7,363
     Varian Medical Systems, Inc. (a)........        2,000            111,700
                                                                -------------
                                                                      119,063
                                                                -------------
   PHARMACEUTICALS (0.8%)
     Biovail Corp. (a).......................        4,000            167,780
                                                                -------------
INDUSTRIALS (0.9%)
   COMMERCIAL SERVICES & SUPPLIES (0.9%)
     Global Payments, Inc....................        5,000            188,750
                                                                -------------
INFORMATION TECHNOLOGY (57.9%)
   COMMUNICATIONS EQUIPMENT (10.3%)
     ADTRAN, Inc.............................        3,500            191,800
     Advanced Fibre Communications,
        Inc. (a).............................       10,300            239,681
     Alvarion Ltd. (a).......................       40,000            224,800
     Carrier Access Corp. (a)................       37,500            176,250
     Ciena Corp. (a).........................       25,000            162,500
     Comverse Technology, Inc. (a)...........       17,500            288,575
     Foundry Networks, Inc. (a)..............       10,000            194,500
     Juniper Networks, Inc. (a)..............       10,000            172,200
     Network Engines, Inc. (a)...............       24,000            146,400
     Network Equipment Technologies,
        Inc. (a).............................       10,500             97,335
     Oplink Communications, Inc. (a).........       32,000             49,600
     PC-Tel, Inc. (a)........................        3,000             34,080
     Sonus Networks, Inc. (a)................       30,000            213,000
                                                                -------------
                                                                    2,190,721
                                                                -------------
   COMPUTERS & PERIPHERALS (3.1%)
     Dell, Inc. (a)..........................        2,400             78,312
     Innovex, Inc. (a).......................       10,000            136,470
     Overland Storage, Inc. (a)..............        5,200             84,240
     Presstek, Inc. (a)......................       18,500            161,801
     Sandisk Corp. (a).......................        1,800            108,828
     Vixel Corp. (a).........................       12,000             99,600
                                                                -------------
                                                                      669,251
                                                                -------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
     Spatialight, Inc. (a)...................       14,000             58,939
     Symbol Technologies, Inc. ..............        7,500            101,550
                                                                -------------
                                                                      160,489
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   INFORMATION TECHNOLOGY CONSULTING & SERVICES (2.1%)
     Affiliated Computer Services, Inc.,
        Class A (a)..........................        1,500      $      74,415
     Computer Sciences Corp. (a).............        2,000             85,140
     Infosys Technologies, Ltd., ADR.........        2,500            141,625
     Sapient Corp. (a).......................       50,000            157,500
                                                                -------------
                                                                      458,680
                                                                -------------
   INTERNET SOFTWARE & SERVICES (9.5%)
     Art Technology Group, Inc. (a)..........       90,000            204,120
     ebookers PLC, ADR (a)...................        6,000            115,200
     Lastminute.com PLC, ADR (a).............        2,500             53,875
     NetEase.com, Inc., ADR (a)..............          725             36,910
     NetGear, Inc. (a).......................        2,000             39,380
     Sify Ltd., ADR (a)......................        8,800             49,720
     SINA Corp., Registered Shares (a).......        1,900             59,052
     Sohu.com, Inc. (a)......................        7,000            210,140
     Switchboard, Inc. (a)...................       29,000            326,540
     United Online, Inc. (a).................       13,360            509,150
     Yahoo!, Inc. (a)........................       12,900            430,860
                                                                -------------
                                                                    2,034,947
                                                                -------------
   OFFICE ELECTRONICS (1.7%)
     Canon, Inc., ADR........................        4,800            232,608
     Zebra Technologies Corp.,
        Class A (a)..........................        2,250            120,645
                                                                -------------
                                                                      353,253
                                                                -------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS (18.4%)
     Advanced Micro Devices, Inc. (a)........       19,000            214,510
     ASML Holding NV, NY Registered
        Shares (a)...........................        8,800            139,920
     Atmel Corp. (a).........................       14,000             64,260
     Cohu, Inc. .............................        2,500             55,303
     Credence Systems Corp. (a)..............        5,000             56,108
     Cymer, Inc. (a).........................        4,500            205,965
     Infineon Technologies AG, ADR (a).......        5,000             73,500
     Intel Corp..............................       12,000            343,440
     Intersil Corp., Class A (a).............        1,525             44,423
     Marvell Technology Group
        Ltd. (a).............................        4,600            193,982
     MIPS Technologies, Inc.,
        Class A (a)..........................       15,000             62,850
     MIPS Technologies, Inc.,
        Class B (a)..........................       84,000            336,000
     PDF Solutions, Inc. (a).................        8,000             96,720
     PMC-Sierra, Inc. (a)....................       25,000            356,500
     Samsung Electronics Co., Ltd.,
        GDR (b)..............................        1,100            204,050
     Silicon Laboratories, Inc. (a)..........        2,200             97,702
     Silicon Storage Technology,
        Inc. (a).............................       36,000            303,480


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
     Siliconware Precision Industries
        Co., ADR (a).........................       50,010      $     215,043
Ultratech Stepper, Inc. (a)..................        2,000             58,660
     United Microelectronics Corp.,
        ADR (a)..............................       42,000            208,740
     ZiLOG, Inc. (a).........................      172,000            581,360
                                                                -------------
                                                                    3,912,516
                                                                -------------
   SOFTWARE (12.0%)
     Activision, Inc. (a)....................        9,000            116,190
     Agile Software Corp. (a)................       15,000            149,850
     Amdocs, Ltd. (a)........................        9,000            201,420
     Autodesk, Inc...........................        5,000             89,500
     BEA Systems, Inc. (a)...................        8,100            109,755
     Citrix Systems, Inc. (a)................        8,000            164,720
     Computer Associates
        International, Inc...................       10,000            256,300
     Concur Technologies, Inc. (a)...........       25,000            277,500
     Informatica Corp. (a)...................       20,000            177,800
     MicroStrategy, Inc., Class A (a)........        1,750             70,805
     Network Associates, Inc. (a)............       10,000            139,200
     Novell, Inc. (a)........................       18,000             90,540
     Oracle Corp. (a)........................       18,000            230,040
     Peregrine Sysems, Inc. (a)..............        3,000             57,600
     Red Hat, Inc. (a).......................       14,000            101,920
     SAP AG, ADR.............................        5,500            164,670
     Sybase, Inc. (a)........................        5,500             93,005
     Verity, Inc. (a)........................        6,400             76,288.
                                                                -------------
                                                                    2,567,103
                                                                -------------
TELECOMMUNICATION SERVICES (16.4%)
   DIVERSIFIED TELECOMMUNICATION SERVICES (8.5%)
     Compania Anonima Nacional
        Telefonos de Venezuela,
        ADR (a)..............................        8,000            105,840
     Covad Communications Group,
        Inc. (a).............................      290,600          1,104,280
     Telefonaktiebolaget LM Ericsson,
        ADR (a)..............................       20,000            309,600
     Telefonos de Mexico SA de CV,
        ADR..................................        6,000            181,860
     Verizon Communications, Inc.............        3,000            105,960
                                                                -------------
                                                                    1,807,540
                                                                -------------
   WIRELESS TELECOMMUNICATION SERVICES (7.9%)
     American Tower Corp.,
        Class A (a)..........................       20,000            227,600
     AT&T Wireless Services, Inc. (a)........       11,500             99,130
     Crown Castle International
        Corp. (a)............................       24,000            258,000


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA TECHNOLOGY FUND (CONT.)
AUGUST 31, 2003

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
     Millicom International Cellular
        SA (a)...............................       13,000      $     519,350
     Mobile Telesystems, ADR (a).............        4,000            281,920
     Vimpel-Communications, ADR (a)..........        5,500            296,505
                                                                -------------
                                                                    1,682,505
                                                                -------------

Total Common Stocks
        (Cost of $15,160,558)................                      18,367,164
                                                                -------------

SHORT-TERM OBLIGATION (19.7%)                      PAR
     Repurchase agreement with State
        Street Bank & Trust Co., dated
        08/29/03, due 09/02/03 at 0.860%,
        collateralized by a U.S. Treasury
        Note maturing 11/15/03,
        market value of $4,287,452
        (repurchase proceeds $4,200,401)
        (Cost of $4,200,000).................  $ 4,200,000          4,200,000
                                                                -------------
TOTAL INVESTMENTS (105.9%)
        (Cost of $19,360,558) (c)............                      22,567,164
                                                                -------------
OTHER ASSETS & LIABILITIES, NET (-5.9%)......                      (1,267,677)
                                                                -------------
NET ASSETS (100.0%)..........................                   $  21,299,487
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2003, the value of this security amounted to $204,050, which represents 1.0% of net assets.
(c) Cost for federal income tax purposes is $19,469,481.


             ACRONYM                             NAME
             -------                             ----
               ADR                    American Depositary Receipt
               GDR                     Global Depositary Receipt


COLUMBIA STRATEGIC INVESTOR FUND
AUGUST 31, 2003

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
COMMON STOCKS (80.4%)
CONSUMER DISCRETIONARY (12.6%)
   AUTO COMPONENTS (1.6%)
     Dana Corp...............................       50,000      $     771,000
     Modine Manufacturing Co.................       75,000          1,852,500
     Nokian Renkaat Oyj (Finland)............       35,800          1,983,580
                                                                -------------
                                                                    4,607,080
                                                                -------------


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   HOTELS, RESTAURANTS & LEISURE (1.4%)
     Carnival Corp...........................       30,000      $   1,037,700
     Fairmont Hotels & Resorts, Inc..........       50,000          1,327,500
     McDonald's Corp.........................       75,000          1,681,500
                                                                -------------
                                                                    4,046,700
                                                                -------------
   HOUSEHOLD DURABLES (2.2%)
     Cavco Industries, Inc. (a)..............       40,000            762,400
     Ekornes ASA (Norway)....................      100,000          1,506,004
     Makita Corp., ADR.......................       50,000            440,000
     Matsushita Electric Industrial
        Co., Ltd., ADR.......................      100,000          1,281,000
     Newell Rubbermaid, Inc..................       40,100            952,375
     Stanley Works...........................       50,000          1,513,500
                                                                -------------
                                                                    6,455,279
                                                                -------------
   LEISURE EQUIPMENT & PRODUCTS (0.3%)
     Hasbro, Inc.............................       50,000            925,000
                                                                -------------
   MEDIA (2.8%)
     AOL Time Warner, Inc. (a)...............      115,000          1,881,400
     Belo Corp., Class A.....................       40,000            932,800
     Entravision Communications
        Corp., Class A (a)...................      100,000            990,000
     Hughes Electronics Corp.................      100,000          1,494,000
     Liberty Media Corp., Class A (a)........       50,000            605,000
     Martha Stewart Living
        Omnimedia, Inc., Class A (a).........       75,000            657,000
     Media General, Inc., Class A............       20,000          1,212,200
     Metro-Goldwyn-Mayer, Inc. (a)...........       27,500            398,200
                                                                -------------
                                                                    8,170,600
                                                                -------------
   MULTI-LINE RETAIL (1.8%)
     Dillard's, Inc., Class A................      100,000          1,513,000
     Dollar General Corp.....................       67,500          1,547,775
     Stockmann Oyj, Class B (Finland)........       70,000          1,221,268
     Target Corp. ...........................       20,000            812,000
                                                                -------------
                                                                    5,094,043
                                                                -------------
   SPECIALTY RETAIL (2.5%)
     CarMax, Inc. (a)........................       50,000          1,927,500
     Circuit City Stores, Inc................       75,000            782,250
     Friedman's, Inc., Class A...............      150,000          1,995,000
     Home Depot, Inc.........................       20,000            643,200
     Linens `n Things, Inc. (a)..............       27,500            794,750
     Talbots, Inc............................       32,500          1,191,775
                                                                -------------
                                                                    7,334,475
                                                                -------------
CONSUMER STAPLES (4.3%)
   BEVERAGES (1.2%)
     Coca-Cola Co............................       20,000            870,400
     Coca-Cola Femsa SA de CV, ADR...........       55,000          1,190,750
     Companhia de Bebidas
        das Americas, ADR....................       67,500          1,497,825
                                                                -------------
                                                                    3,558,975
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   FOOD & DRUG RETAILING (1.0%)
     Longs Drug Stores Corp..................       47,500      $   1,087,750
     United Natural Foods, Inc. (a)..........       30,000            892,500
     Walgreen Co.............................       30,000            977,100
                                                                -------------
                                                                    2,957,350
                                                                -------------
   FOOD PRODUCTS (1.5%)
     Archer-Daniels-Midland Co...............       75,000          1,040,250
     Del Monte Foods Co. (a).................       50,000            449,000
     Delta and Pine Land Co..................       40,000            996,000
     Tyson Foods, Inc., Class A..............      100,000          1,120,000
     Wimm-Bill-Dann Foods, ADR (a)...........       38,100            813,816
                                                                -------------
                                                                    4,419,066
                                                                -------------
   HOUSEHOLD PRODUCTS (0.4%)
     Kimberly-Clark Corp.....................       25,000          1,277,750
                                                                -------------
   TOBACCO (0.2%)
     Altria Group, Inc.......................       10,000            412,200
                                                                -------------
ENERGY (7.7%)
   ENERGY EQUIPMENT & SERVICES (4.2%)
     Core Laboratories NV (a)................       75,000          1,001,250
     FMC Technologies, Inc. (a)..............       75,000          1,775,250
     GlobalSantaFe Corp......................       47,500          1,178,000
     Grant Prideco, Inc. (a).................       75,000            870,000
     Halliburton Co..........................       67,500          1,632,150
     Maverick Tube Corp. (a).................       50,000            849,500
     Schlumberger Ltd........................       40,000          1,980,400
     Transocean, Inc. (a)....................       75,000          1,584,000
     Universal Compression Holdings,
        Inc. (a).............................       50,000          1,151,000
     Willbros Group, Inc. (a)................       36,400            356,243
                                                                -------------
                                                                   12,377,793
                                                                -------------
   OIL & GAS (3.5%)
     Anadarko Petroleum Corp.................       37,500          1,631,250
     BP PLC, ADR.............................       42,500          1,773,100
     Chesapeake Energy Corp..................       50,000            542,000
     China Petroleum and Chemical
        Corp., ADR...........................       30,000            909,600
     Cimarex Energy Co. (a)..................       50,002          1,087,544
     ConocoPhillips..........................       35,385          1,975,898
     EOG Resources, Inc......................       10,000            424,000
     Stelmar Shipping Ltd. (a)...............       50,000            855,500
     Unocal Corp.............................       30,000            918,600
                                                                -------------
                                                                   10,117,492
                                                                -------------


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
FINANCIALS (11.9%)
   BANKS (5.6%)
     Allied Irish Banks PLC, ADR.............       30,000      $     842,400
     Bank One Corp...........................       47,500          1,874,825
     Banner Corp.............................       20,000            422,000
     Columbia Banking Systems, Inc...........       75,000          1,362,000
     Fifth Third Bancorp.....................       37,500          2,197,500
     HSBC Holdings PLC, ADR..................       25,000          1,608,000
     Grupo Financiero BBVA Bancomer,
        SA de CV, Class B (a) (Mexico).......      750,000            608,324
     MGIC Investment Corp....................       37,500          2,113,875
     Mitsubishi Tokyo Financial Group,
        Inc., ADR............................      100,000            587,000
     Radian Group, Inc.......................       40,000          1,903,600
     U.S. Bancorp............................       75,000          1,792,500
     Wachovia Corp...........................       22,500            948,375
                                                                -------------
                                                                   16,260,399
                                                                -------------
   DIVERSIFIED FINANCIALS (3.4%)
     Bank of New York Co., Inc...............       40,000          1,176,800
     Citigroup, Inc..........................       57,500          2,492,625
     Financial Federal Corp..................       30,000            964,200
     GATX Corp...............................       75,000          1,588,500
     J.P. Morgan Chase & Co..................       40,000          1,368,800
     Mellon Financial Corp...................       30,000            940,500
     Nikko Cordial Corp. (Japan).............      100,000            480,782
     Nomura Holdings, Inc., ADR..............       65,000            952,250
                                                                -------------
                                                                    9,964,457
                                                                -------------
   INSURANCE (2.5%)
     American International Group, Inc.......       30,000          1,787,100
     Aon Corp................................       40,000            888,000
     Chubb Corp..............................       10,000            679,400
     John Hancock Financial Services,
        Inc. ................................       30,000            915,900
     Lincoln National Corp...................       20,000            708,400
     St. Paul Companies, Inc.................       20,000            695,200
     Wesco Financial Corp....................        5,000          1,580,050
                                                                -------------
                                                                    7,254,050
                                                                -------------
   REAL ESTATE (0.4%)
     Crescent Real Estate Equities Co. ......       20,000            290,200
     Post Properties, Inc. ..................       30,000            846,000
                                                                -------------
                                                                    1,136,200
                                                                -------------
HEALTH CARE (7.8%)
   HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
     Baxter International, Inc...............       40,000          1,124,000
     Haemonetics Corp. (a)...................       57,500          1,219,575
     Millipore Corp. (a).....................       20,000            908,000
                                                                -------------
                                                                    3,251,575
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA STRATEGIC INVESTOR FUND (CONT.)
AUGUST 31, 2003

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   HEALTH CARE PROVIDERS & SERVICES (1.1%)
     McKesson Corp...........................       40,000      $   1,309,600
     Quest Diagnostics, Inc. (a).............       10,000            600,000
     Service Corp. International (a).........       50,000            200,000
     Tenet Healthcare Corp. (a)..............       60,000            963,000
                                                                -------------
                                                                    3,072,600
                                                                -------------
   PHARMACEUTICALS (5.6%)
     Abbott Laboratories.....................       50,000          2,015,000
     Bristol-Myers Squibb Co.................       77,500          1,966,175
     Elan Corp. PLC, ADR (a).................       50,000            218,000
     Gedeon Richter Ltd. (Hungary)...........       20,000          1,706,812
     ICN Pharmaceuticals, Inc................       62,500          1,093,750
     Merck & Co., Inc........................       12,500            629,000
     Mylan Laboratories, Inc.................       50,000          1,820,000
     Novartis AG, ADR........................       40,000          1,478,800
     Pfizer, Inc.............................       40,000          1,196,800
     Schering AG, ADR........................       15,000            609,515
     Schering-Plough Corp....................       75,000          1,139,250
     Shire Pharmaceuticals Group
        PLC, ADR (a).........................       50,000          1,162,500
     Wyeth...................................       30,000          1,285,500
                                                                -------------
                                                                   16,321,102
                                                                -------------
INDUSTRIALS (11.8%)
   AEROSPACE & DEFENSE (0.7%)
     Northrop Grumman Corp. .................       10,000            954,800
     Raytheon Co. ...........................       30,000            961,800
                                                                -------------
                                                                    1,916,600
                                                                -------------
   COMMERCIAL SERVICES & SUPPLIES (2.4%)
     Cendant Corp............................      125,000          2,247,500
     Copart, Inc. (a)........................       40,000            401,600
     G&K Services, Inc., Class A.............       30,000            991,500
     Ionics, Inc. (a)........................       47,500          1,045,000
     R. R. Donnelley & Sons Co. .............       40,000          1,005,600
     Waste Management, Inc. .................       55,000          1,463,550
                                                                -------------
                                                                    7,154,750
                                                                -------------
   CONSTRUCTION & ENGINEERING (0.3%)
     URS Corp. (a)...........................       40,000            913,200
                                                                -------------
   ELECTRICAL EQUIPMENT (1.6%)
     Cooper Industries Ltd., Class A.........       25,000          1,272,250
     Emerson Electric Co. ...................       27,500          1,533,400
     Rockwell Automation, Inc. ..............       35,000            952,700
     Thomas & Betts Corp. (a)................       50,000            854,000
                                                                -------------
                                                                    4,612,350
                                                                -------------


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   INDUSTRIAL CONGLOMERATES (2.2%)
     3M Co...................................       32,500      $   4,630,275
     Textron, Inc............................       42,500          1,912,500
                                                                -------------
                                                                    6,542,775
                                                                -------------
   MACHINERY (3.8%)
     Caterpillar, Inc........................       47,500          3,411,925
     Eaton Corp..............................       30,000          2,809,200
     Flowserve Corp. (a).....................       40,000            842,000
     JLG Industries, Inc.....................       72,500            761,250
     Navistar International Corp.............       30,000          1,341,900
     Timken Co...............................       75,000          1,252,500
     Trinity Industries, Inc.................       20,000            526,400
                                                                -------------
                                                                   10,945,175
                                                                -------------
   MARINE (0.2%)
     Alexander & Baldwin, Inc................       20,000            585,600
                                                                -------------
   ROAD & RAIL (0.3%)
     Kansas City Southern (a)................       65,000            789,750
                                                                -------------
   TRADING COMPANIES & DISTRIBUTORS (0.3%)
     Genuine Parts Co........................       30,000            960,600
                                                                -------------
INFORMATION TECHNOLOGY (10.1%)
   COMMUNICATIONS EQUIPMENT (2.4%)
     Andrew Corp. (a)........................       40,000            495,200
     Comverse Technology, Inc. (a)...........      100,000          1,649,000
     Corning, Inc. (a).......................       50,000            412,500
     Motorola, Inc. .........................       67,500            724,275
     Nortel Networks Corp. (a)...............      100,000            325,000
     Polycom, Inc. (a).......................      122,500          2,102,100
     Telefonaktiebolaget LM Ericsson,
        ADR (a)..............................       40,000            619,200
     Tellabs, Inc. (a).......................      125,000            816,250
                                                                -------------
                                                                    7,143,525
                                                                -------------
   COMPUTERS & PERIPHERALS (0.5%)
     SanDisk Corp. (a).......................       20,000          1,209,200
     Sun Microsystems, Inc. (a)..............      100,000            386,000
                                                                -------------
                                                                    1,595,200
                                                                -------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
     Celestica, Inc. (a).....................       75,000          1,316,250
     Flextronics International Ltd. (a)......       75,000          1,011,750
     Methode Electronics, Inc., Class A......      100,000          1,200,000
     Solectron Corp. (a).....................      125,000            741,250
     Waters Corp. (a)........................       42,500          1,296,250
                                                                -------------
                                                                    5,565,500
                                                                -------------
   INTERNET SOFTWARE & SERVICES (0.2%)
     Internet Security Systems, Inc. (a).....       50,000            624,500
                                                                -------------
   IT SERVICES (0.6%)
     Concord EFS, Inc. (a)...................       50,000            692,500
     Convergys Corp. (a).....................       50,000            900,000
                                                                -------------
                                                                    1,592,500
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.5%)
     Atmel Corp. (a).........................      125,000      $     573,750
     Axcelis Technologies, Inc. (a)..........      100,000            870,000
     FEI Co. (a).............................       75,000          2,061,000
     Micron Technology, Inc..................       57,500            825,700
     Mykrolis Corp. (a)......................       50,000            630,000
     Samsung Electronics Co., Ltd.,
        GDR (b)..............................        7,500          1,391,250
     Teradyne, Inc. (a)......................       87,500          1,560,125
     Texas Instruments, Inc..................      100,000          2,385,000
                                                                -------------
                                                                   10,296,825
                                                                -------------
   SOFTWARE (1.0%)
     Activision, Inc. (a)....................       75,000            968,250
     Autodesk, Inc...........................       50,000            895,000
     SAP AG, ADR.............................       30,000            898,200
                                                                -------------
                                                                    2,761,450
                                                                -------------
MATERIALS (8.4%)
   CHEMICALS (3.5%)
     A. Schulman, Inc........................       50,000            801,000
     Calgon Carbon Corp......................       40,000            251,200
     Dow Chemical Co. .......................       50,000          1,726,500
     Eastman Chemical Co.....................       50,000          1,790,500
     H.B. Fuller Co. ........................       50,000          1,324,500
     Olin Corp...............................       50,000            910,500
     Potash Corp. of Saskatchewan,
        Inc. ................................       32,500          2,304,250
     Rohm and Haas Co........................       30,000          1,089,900
                                                                -------------
                                                                   10,198,350
                                                                -------------
   CONSTRUCTION MATERIALS (0.3%)
     Martin Marietta Materials, Inc..........       20,000            764,600
                                                                -------------
   CONTAINERS & PACKAGING (1.2%)
     Sealed Air Corp. (a)....................       30,000          1,459,800
     Smurfit-Stone Container Corp. (a).......       65,000          1,025,700
     Temple-Inland, Inc......................       22,500          1,120,050
                                                                -------------
                                                                    3,605,550
                                                                -------------
   METALS & MINING (1.1%)
     Allegheny Technologies, Inc. ...........      100,000            745,000
     Barrick Gold Corp. .....................       75,000          1,515,750
     CONSOL Energy, Inc......................       50,000          1,010,000
                                                                -------------
                                                                    3,270,750
                                                                -------------
   PAPER & FOREST PRODUCTS (2.3%)
     Abitibi-Consolidated, Inc...............       50,000            378,500
     Bowater, Inc............................       40,100          1,736,731
     Georgia-Pacific Corp....................       75,000          1,737,750
     Potlatch Corp...........................       30,000            884,700
     Votorantim Celulose e Papel
        SA, ADR..............................       75,000          1,972,500
                                                                -------------
                                                                    6,710,181
                                                                -------------


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
TELECOMMUNICATION SERVICES (3.4%)
   DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
     AT&T Corp. (a)..........................       50,000      $   1,115,000
     Compania Anonima Nacional
        Telefonos de Venezuela, ADR..........       45,000            595,350
     Covad Communications Group,
        Inc. (a).............................      125,000            475,000
     PT Telekomunikasi
        Indonesia, ADR.......................       75,000            840,000
     SBC Communications, Inc.................       87,500          1,967,875
     Telefonos de Mexico SA de
        CV, ADR..............................       15,000            454,650
     Verizon Communications, Inc.............       20,000            706,400
                                                                -------------
                                                                    6,154,275
                                                                -------------
   WIRELESS TELECOMMUNICATION SERVICES (1.3%)
     AT&T Wireless Services, Inc. (a)........       75,000            646,500
     Millicom International Cellular
        SA (a)...............................       41,000          1,637,950
     Vimpel-Communications, ADR (a)..........       30,000          1,617,300
                                                                -------------
                                                                    3,901,750
                                                                -------------
UTILITIES (2.4%)
   ELECTRIC UTILITIES (0.7%)
     FirstEnergy Corp........................       50,000          1,463,000
     TECO Energy, Inc........................       42,500            502,775
                                                                -------------
                                                                    1,965,775
                                                                -------------
   GAS UTILITIES (0.6%)
     NiSource, Inc...........................       40,000            773,600
     NUI Corp................................       57,500            922,875
                                                                -------------
                                                                    1,696,475
                                                                -------------
   MULTI-UTILITIES & UNREGULATED POWER (0.9%)
     Aquila, Inc.............................      100,000            242,000
     Duke Energy Corp........................       42,500            725,900
     El Paso Corp............................       20,000            146,800
     ONEOK, Inc..............................       37,500            787,125
     Westar Energy, Inc......................       40,000            702,800
                                                                -------------
                                                                    2,604,625
                                                                -------------
   WATER UTILITIES (0.2%)
     California Water Service Group..........       30,000            756,000
                                                                -------------

Total Common Stocks
        (Cost of $193,639,575)...............                     234,642,817
                                                                -------------
INVESTMENT MANAGEMENT COMPANY (0.5%)
     Japan Smaller Capitalization
        Fund, Inc.
        (Cost of $984,539)...................      150,000          1,356,000
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA STRATEGIC INVESTOR FUND (CONT.)
AUGUST 31, 2003

                                                  PAR               VALUE
-----------------------------------------------------------------------------
SHORT-TERM OBLIGATION (19.3%)
     Repurchase agreement with State
        Street Bank & Trust Co., dated
        08/29/03, due 09/02/03 at 0.860%,
        collateralized by a U.S. Treasury
        Note and a U.S. Treasury Bond
        with maturities to 02/15/10,
        market value of $57,415,069
        (repurchase proceeds $56,292,379)
        (Cost of $56,287,000)................  $56,287,000      $  56,287,000
                                                                -------------
TOTAL INVESTMENTS (100.2%)
        (Cost of $250,911,114) (c)...........                     292,285,817
                                                                -------------
OTHER ASSETS & LIABILITIES, NET (-0.2%)......                        (617,796)
                                                                -------------
NET ASSETS (100.0%)..........................                   $ 291,668,021
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2003, the value of this security amounted to $1,391,250, which represents 0.5% of net assets.
(c) Cost for federal income tax purposes is $252,859,374.

             ACRONYM                           NAME
             -------                           ----
               ADR                  American Depositary Receipt
               GDR                   Global Depositary Receipt

COLUMBIA BALANCED FUND
AUGUST 31, 2003

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
COMMON STOCKS (63.7%)
CONSUMER DISCRETIONARY (11.9%)
   HOTELS, RESTAURANTS & LEISURE (2.9%)
     Hilton Hotels Corp......................      156,675      $   2,393,994
     McDonald's Corp.........................      269,350          6,038,827
     Royal Caribbean Cruises Ltd.............      143,500          4,470,025
     Yum! Brands, Inc. (a)...................      203,550          6,035,257
                                                                -------------
                                                                   18,938,103
                                                                -------------


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   INTERNET & CATALOG RETAIL (0.5%)
     eBay, Inc. (a)..........................       60,200      $   3,333,876
   MEDIA (2.5%)
     AOL Time Warner, Inc. (a)...............      257,712          4,216,168
     Clear Channel Communications,
        Inc. (a).............................       46,825          2,112,744
     Comcast Corp., Class A (a)..............       69,556          2,069,291
     Interpublic Group of Companies,
        Inc. ................................       88,600          1,342,290
     Liberty Media Corp., Class A (a)........      343,579          4,157,306
     Viacom, Inc., Class B (a)...............       43,400          1,953,000
                                                                -------------
                                                                   15,850,799
                                                                -------------
   MULTI-LINE RETAIL (3.5%)
     Dollar General Corp.....................      169,250          3,880,902
     Kohl's Corp. (a)........................      125,520          7,939,140
     Target Corp.............................      160,500          6,516,300
     Wal-Mart Stores, Inc. ..................       70,080          4,146,634
                                                                -------------
                                                                   22,482,976
                                                                -------------
   SPECIALTY RETAIL (1.5%)
     Best Buy Co., Inc. (a)..................       82,950          4,314,230
     Linens'n Things, Inc. (a)...............      111,050          3,209,345
     Lowe's Companies, Inc...................       43,150          2,367,209
                                                                -------------
                                                                    9,890,784
                                                                -------------
   TEXTILES, APPAREL & LUXURY GOODS (1.0%)
     NIKE, Inc., Class B.....................       57,000          3,247,860
     Reebok International Ltd................       90,900          3,040,605
                                                                -------------
                                                                    6,288,465
                                                                -------------
CONSUMER STAPLES (2.7%)
   BEVERAGES (0.6%)
     PepsiCo, Inc. ..........................       88,975          3,962,946
                                                                -------------
   FOOD PRODUCTS (0.1%)
     Hershey Foods Corp. ....................       13,900            971,610
                                                                -------------
   HOUSEHOLD PRODUCTS (0.2%)
     Procter & Gamble Co. ...................       13,625          1,189,326
                                                                -------------
   PERSONAL PRODUCTS (0.8%)
     Alberto-Culver Co., Class B.............       63,125          3,603,175
     Gillette Co.............................       44,725          1,451,773
                                                                -------------
                                                                    5,054,948
                                                                -------------
   TOBACCO (1.0%)
     Altria Group, Inc.......................      159,675          6,581,803
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
ENERGY (5.2%)
   ENERGY EQUIPMENT & SERVICES (2.4%)
     BJ Services Co. (a).....................       81,880      $   3,059,856
     Cooper Cameron Corp. (a)................       20,300            985,768
     ENSCO International, Inc................       76,850          2,147,957
     Nabors Industries Ltd. (a)..............       76,900          3,087,535
     Noble Corp. (a).........................       89,735          3,246,612
     Schlumberger Ltd........................       55,500          2,747,805
                                                                -------------
                                                                   15,275,533
                                                                -------------
   OIL & GAS (2.8%)
     Apache Corp.............................       71,404          4,925,448
     ConocoPhillips..........................       41,450          2,314,568
     Devon Energy Corp.......................       38,150          1,974,263
     EOG Resources, Inc......................       35,175          1,491,420
     Equitable Resources, Inc................       38,900          1,535,383
     Exxon Mobil Corp. ......................      131,884          4,972,027
     Pioneer Natural Resources Co. (a).......       39,300            996,648
                                                                -------------
                                                                   18,209,757
                                                                -------------
FINANCIALS (13.3%)
   BANKS (2.7%)
     Bank of America Corp....................      110,610          8,765,843
     Bank One Corp. .........................       95,575          3,772,345
     Fifth Third Bancorp.....................       13,675            801,355
     U.S. Bancorp............................       32,700            781,530
     Wells Fargo & Co........................       60,400          3,028,456
                                                                -------------
                                                                   17,149,529
                                                                -------------
   DIVERSIFIED FINANCIALS (7.2%)
     American Express Co.....................      184,775          8,324,114
     Citigroup, Inc. ........................      468,493         20,309,172
     Fannie Mae..............................       37,425          2,424,766
     Goldman Sachs Group, Inc................       33,300          2,946,717
     J.P. Morgan Chase & Co. ................       59,815          2,046,869
     MBNA Corp...............................      146,300          3,414,642
     Merrill Lynch & Co., Inc................       75,500          4,060,390
     Morgan Stanley..........................       61,475          2,999,365
                                                                -------------
                                                                   46,526,035
                                                                -------------
   INSURANCE (3.4%)
     American International Group, Inc. .....       99,862          5,948,779
     Chubb Corp..............................       82,700          5,618,638
     Hartford Financial Services
        Group, Inc...........................       81,800          4,353,396
     Marsh & McLennan Companies,
        Inc. ................................       40,300          2,015,000
     Prudential Financial, Inc...............      111,600          4,063,356
                                                                -------------
                                                                   21,999,169
                                                                -------------


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
HEALTH CARE (8.6%)
   BIOTECHNOLOGY (0.8%)
     Amgen, Inc. (a).........................       62,733      $   4,134,105
     Gilead Sciences, Inc. (a)...............       15,550          1,035,767
                                                                -------------
                                                                    5,169,872
                                                                -------------
   HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
     Applera Corp. - Applied
        Biosystems Group.....................       81,300          1,769,088
     Becton, Dickinson & Co..................      102,500          3,745,350
                                                                -------------
                                                                    5,514,438
                                                                -------------
   HEALTH CARE PROVIDERS & SERVICES (1.5%)
     Aetna, Inc..............................       33,500          1,909,500
     Caremark Rx, Inc. (a)...................       98,200          2,467,766
     McKesson Corp...........................       84,450          2,797,633
     UnitedHealth Group, Inc.................       15,900            785,937
     WellPoint Health Networks, Inc. (a).....       24,375          1,901,250
                                                                -------------
                                                                    9,862,086
                                                                -------------
   PHARMACEUTICALS (5.4%)
     Bristol-Myers Squibb Co.................      168,544          4,275,961
     Forest Laboratories, Inc. (a)...........       39,300          1,847,100
     Johnson & Johnson.......................      136,125          6,749,078
     Medco Health Solutions, Inc. (a)........        3,540             94,508
     Novartis AG, ADR........................      104,700          3,870,759
     Pfizer, Inc.  ..........................      407,590         12,195,093
     Shire Pharmaceuticals Group
        PLC, ADR (a).........................      102,300          2,378,475
     Wyeth...................................       87,600          3,753,660
                                                                -------------
                                                                   35,164,634
                                                                -------------
INDUSTRIALS (7.8%)
   AEROSPACE & DEFENSE (1.5%)
     L-3 Communications Holdings,
        Inc. (a).............................       97,500          4,981,275
     Northrop Grumman Corp. .................       46,800          4,468,464
                                                                -------------
                                                                    9,449,739
                                                                -------------
   AIR FREIGHT & LOGISTICS (0.7%)
     FedEx Corp..............................       31,825          2,135,458
     Ryder System, Inc.......................       76,100          2,285,283
                                                                -------------
                                                                    4,420,741
                                                                -------------
   COMMERCIAL SERVICES & SUPPLIES (1.2%)
     First Data Corp.........................       45,825          1,759,680
     Waste Management, Inc. .................      214,125          5,697,866
                                                                -------------
                                                                    7,457,546
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA BALANCED FUND (CONT.)
AUGUST 31, 2003

                                                 SHARES             VALUE
-----------------------------------------------------------------------------
   ELECTRICAL EQUIPMENT (0.3%)
     Emerson Electric Co.....................       37,750      $   2,104,940
                                                                -------------
   INDUSTRIAL CONGLOMERATES (2.7%)
     3M Co. .................................       29,800          4,245,606
     General Electric Co.....................      452,675         13,385,600
                                                                -------------
                                                                   17,631,206
                                                                -------------
   MACHINERY (1.4%)
     Deere & Co. ............................       87,600          4,950,276
     Dover Corp..............................       60,300          2,292,606
     SPX Corp................................       43,300          2,136,855
                                                                -------------
                                                                    9,379,737
                                                                -------------
INFORMATION TECHNOLOGY (12.3%)
   COMMUNICATIONS EQUIPMENT (1.7%)
     Cisco Systems, Inc. (a).................      216,385          4,143,773
     Emulex Corp. (a)........................       99,710          2,413,979
     Motorola, Inc. .........................      137,700          1,477,521
     QUALCOMM, Inc...........................       64,400          2,658,432
                                                                -------------
                                                                   10,693,705
                                                                -------------
   COMPUTERS & PERIPHERALS (0.2%)
     EMC Corp. (a)...........................      121,700          1,551,675
                                                                -------------
   INTERNET SOFTWARE & SERVICES (0.6%)
     Yahoo!, Inc. (a)........................      108,000          3,607,200
                                                                -------------
   OFFICE ELECTRONICS (0.1%)
     Xerox Corp. (a).........................       51,900            557,780
                                                                -------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.8%)
     Advanced Micro Devices, Inc. (a)........      225,300          2,543,637
     Broadcom Corp., Class A (a).............       81,700          2,232,044
     Intel Corp..............................      170,375          4,876,133
     Linear Technology Corp..................       83,400          3,437,748
     Marvell Technology Group Ltd. (a).......       67,800          2,859,126
     National Semiconductor Corp. (a)........      100,300          2,922,742
     NVIDIA Corp. (a)........................      148,300          2,693,128
     Silicon Laboratories, Inc. (a)..........       74,900          3,326,309
     Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR (a)...................      288,349          3,396,751
     Vitessee Semiconductor Corp. (a)........      149,600          1,021,768
     Xilinx, Inc. (a)........................       57,100          1,760,964
                                                                -------------
                                                                   31,070,350
                                                                -------------
   SOFTWARE (4.9%)
     Amdocs Ltd. (a).........................      124,300          2,781,834
     BEA Systems, Inc. (a)...................       95,600          1,295,380
     Computer Associates
        International, Inc...................       75,500          1,935,065
     Mercury Interactive Corp. (a)...........       54,400          2,387,616


                                                 SHARES             VALUE
-----------------------------------------------------------------------------
     Microsoft Corp. ........................      558,475      $  14,810,757
     Oracle Corp. (a)........................      288,740          3,690,097
     Symantec Corp. (a)......................       34,695          1,992,534
     VERITAS Software Corp. (a)..............       89,700          3,092,856
                                                                -------------
                                                                   31,986,139
                                                                -------------
MATERIALS (1.1%)
   CHEMICALS (0.7%)
     Air Products & Chemicals, Inc...........       47,650          2,254,798
     Praxair, Inc............................       33,850          2,160,307
                                                                -------------
                                                                    4,415,105
                                                                -------------
   CONTAINERS & PACKAGING (0.4%)
     Smurfit-Stone Container Corp. (a).......      150,300          2,371,734
                                                                -------------
TELECOMMUNICATION SERVICES (0.4%)
   DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
     SBC Communications, Inc.................       51,915          1,167,568
     Verizon Communications, Inc. ...........       40,560          1,432,579
                                                                -------------
                                                                    2,600,147
                                                                -------------
UTILITIES (0.4%)
   MULTI-UTILITIES & UNREGULATED POWER (0.4%)
     Consolidated Edison, Inc................       26,300          1,039,639
     DTE Energy Co...........................       41,700          1,455,747
                                                                -------------
                                                                    2,495,386
                                                                -------------
Total Common Stocks
        (Cost of $340,074,726)...............                     411,209,819
                                                                -------------
PREFERRED STOCK (0.4%)
CONSUMER DISCRETIONARY (0.4%)
   MEDIA (0.3%)
     News Corp., Ltd., ADR
        (Cost of $1,811,447).................       85,825          2,482,059
                                                                -------------
U.S. GOVERNMENT & AGENCY
    SECURITIES (14.0%)                             PAR
   U.S. TREASURY NOTES & BONDS (4.6%)
     U.S. Treasury Bond,
        6.250% 08/15/23......................  $11,950,000         13,268,706
     U.S. Treasury Inflation Index Note,
        3.625% 01/15/08......................    5,912,608          6,513,110
     U.S. Treasury Notes:
        3.500% 11/15/06......................    7,165,000          7,357,001
        4.875% 02/15/12......................    2,250,000          2,341,672
                                                                -------------
                                                                   29,480,489
                                                                -------------
   GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION (GNMA) (0.3%)
     7.000% 10/15/31 - 05/15/32..............    2,144,485          2,267,291
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   PAR               VALUE
-----------------------------------------------------------------------------
   FEDERAL HOME LOAN MORTGAGE
     CORP. (FHLMC) (1.6%)
     4.500% 10/20/18 (b).....................  $ 2,300,000      $   2,249,688
     6.000% 03/01/17 - 08/01/17..............    4,506,179          4,662,292
     6.500% 05/01/32 - 08/01/32..............    3,236,468          3,353,047
                                                                -------------
                                                                   10,265,027
                                                                -------------
   FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (FNMA) (4.3%)
     4.500% 09/18/18 (b).....................   17,355,000         17,051,287
     5.000% 12/01/17 - 09/01/18..............    9,052,601          9,099,179
     5.915% 07/01/32.........................    1,337,072          1,375,742
                                                                -------------
                                                                   27,526,208
                                                                -------------
   FEDERAL HOUSING ADMINISTRATION (FHA) (0.2%)
     FHA Insured Project,
        Pool #53-43077,
        9.125% 03/25/33......................    1,553,572          1,572,038
                                                                -------------
   AGENCY COLLATERALIZED MORTGAGE
     OBLIGATIONS (3.0%)
     FHLMC Multiclass Mtg. Partn. Ctfs., Gtd.:
        Series 2235, Class VN,
        7.000% 06/15/14......................    3,980,000          4,128,555
        Series 2462, Class JE,
        6.500% 11/15/30......................    1,810,000          1,887,271
     FNMA Gtd. Remic Pass Thru Ctfs.:
        Remic Tr. 2001-55, Class PC,
        6.500% 10/25/31......................    5,090,000          5,335,576
        Remic Tr. 2001-56, Class KD,
        6.500% 08/15/31......................    2,260,000          2,319,726
        Remic Tr. 2002-8, Class PD,
        6.500% 07/25/30......................    3,570,000          3,749,518
        Remic Tr. 2002-27, Class OG,
        6.500% 12/25/30......................    1,820,000          1,864,999
                                                                -------------
                                                                   19,285,645
                                                                -------------
Total U.S. Government & Agency Securities
        (Cost of $89,848,437)................                      90,396,698
                                                                -------------
CORPORATE NOTES & BONDS (13.8%)
   INDUSTRIALS (7.1%)
     Abitibi-Consolidated, Inc.,
        6.000%, 06/20/13.....................      100,000             90,328
     Acetex Corp.
        10.875% 08/01/09.....................       25,000             27,250
     Advance PCS,
        8.500% 04/01/08......................      250,000            263,750
     Airgas, Inc.,
        9.125% 10/01/11......................       50,000             55,000
     Alcan, Inc.,
        7.250% 03/15/31......................      675,000            762,651
     Allied Waste North America, Inc.,
        10.000% 08/01/09.....................      250,000            270,625


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     American Axle & Manufacturing, Inc.,
        9.750% 03/01/09......................  $   250,000      $     268,750
     American Home Products Corp.,
        6.250% 03/15/06......................    1,370,000          1,487,088
     AmerisourceBergen Corp.,
        8.125% 09/01/08......................      225,000            237,937
     Anadarko Finance Co.,
        7.500% 05/01/31......................    1,250,000          1,444,204
     Anthem, Inc.,
        6.800% 08/01/12......................      925,000          1,015,581
     Apogent Technologies, Inc.,
        6.500% 05/15/13 (c)..................       25,000             24,625
     Arch Western Finance,
        6.750% 07/01/13 (c)..................      155,000            153,837
     AT&T Corp.,
        8.000% 11/15/31......................      650,000            735,868
     AT&T Wireless Services, Inc.,
        8.750% 03/01/31......................      750,000            891,741
     Ball Corp.,
        7.750% 08/01/06......................      250,000            268,125
     Boeing Co.,
        6.125% 02/15/33......................      850,000            802,547
     British Sky Broadcasting Group,
        7.300% 10/15/06......................      100,000            109,250
     Canadian National Railway Co.:
        6.450% 07/15/06......................      300,000            326,447
        7.195% 01/02/16......................      891,544          1,001,350
     Canandaigua Brands, Inc.,
        8.500% 03/01/09......................      250,000            260,000
     Cascades, Inc.,
        7.250% 02/15/13 (c)..................      115,000            113,562
     Chesapeake Energy Corp.:
        7.500% 09/15/13 (c)..................      145,000            146,812
        8.375% 11/01/08......................       50,000             52,750
        9.000% 08/15/12......................       20,000             21,600
     Cinemark USA, Inc.,
        9.000% 02/01/13 (c)..................      170,000            181,050
     Coca-Cola Enterprises, Inc.,
        6.750% 01/15/38......................    1,045,000          1,114,531
     Comcast Corp.,
        7.050% 03/15/33......................      375,000            390,936
     Coors Brewing Co.,
        6.375% 05/15/12......................      900,000            967,609
     Corrections Corp. of America,
        7.500% 05/01/11......................      100,000            101,500
     Cott Beverages, Inc.,
        8.000% 12/15/11......................      250,000            261,250
     Cox Enterprises, Inc.,
        8.000% 02/15/07 (c)..................    1,050,000          1,194,931


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA BALANCED FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
     CSC Holdings, Inc.:
        8.125% 08/15/09......................  $    25,000      $      25,813
        9.875% 02/15/13......................      130,000            135,850
     DaimlerChrysler NA Holding Corp.,
        8.500% 01/18/31......................      475,000            535,572
     Deutsche Telekom International
        Finance BV,
        8.500% 06/15/10......................      525,000            618,796
     Dex Media East LLC,
        12.125% 11/15/12.....................       75,000             90,563
     Diageo Capital PLC,
        3.375% 03/20/08......................    1,100,000          1,077,735
     DirecTV Holdings,
        8.375% 03/15/13 (c)..................       95,000            103,787
     EquiStar Chemical:
        10.125% 09/01/08.....................       25,000             25,000
        10.625% 05/01/11 (c).................       25,000             24,875
     Ethyl Corp.,
        8.875% 05/01/10 (c)..................       50,000             50,500
     Extended Stay America, Inc.,
        9.875% 06/15/11......................      150,000            159,375
     General Electric Co.,
        5.000% 02/01/13......................    2,500,000          2,468,128
     Grant Prideco, Inc.:
        9.000% 12/15/09......................      220,000            231,550
        9.625% 12/01/07......................       15,000             15,975
     Harrah's Operating Co., Inc.,
        7.875% 12/15/05......................      125,000            135,000
     Hasbro, Inc.,
        8.500% 03/15/06......................      100,000            108,000
     Houghton Mifflin Co.,
        9.875% 02/01/13 (c)..................      205,000            223,450
     International Business Machines
        Corp.,
        5.875% 11/29/32......................    1,700,000          1,642,317
     Iron Mountain, Inc.,
        7.750% 01/15/15......................      250,000            255,000
     John Deere Capital Corp.,
        3.900% 01/15/08......................      550,000            551,396
     K & F Industries, Inc.,
        9.625% 12/15/10......................      145,000            157,325
     KB Home,
        8.625% 12/15/08......................      250,000            262,500
     Key Energy Services, Inc.,
        6.375% 05/01/13......................       80,000             76,000
     Kroger Co.,
        6.200% 06/15/12......................      650,000            682,902


                                                   PAR              VALUE
-----------------------------------------------------------------------------
     L-3 Communications Corp.,
        7.625% 06/15/12......................  $   200,000      $     208,000
     Lamar Media Corp.,
        8.625% 09/15/07......................      125,000            129,063
     Lear Corp.,
        7.960% 05/15/05......................      250,000            268,125
     LIN Television Corp.,
        6.500% 05/15/13 (c)..................      125,000            121,250
     Lockheed Martin Corp.,
        8.500% 12/01/29......................      800,000          1,018,827
     Lowe's Companies, Inc.,
        6.500% 03/15/29......................      700,000            731,291
     MacDermid, Inc.,
        9.125% 07/15/11......................       25,000             27,500
     Marathon Oil Corp.,
        6.800% 03/15/32......................      975,000          1,008,192
     Mediacom LLC,
        9.500% 01/15/13......................       75,000             75,750
     Newell Rubbermaid, Inc.,
        4.000% 05/01/10......................      950,000            898,581
     Nextel Communications, Inc.:
        9.375% 11/15/09......................       25,000             27,000
        9.750% 10/31/07......................      150,000            154,500
     Occidental Petroleum Corp.,
        4.250% 03/15/10......................      775,000            757,783
     Offshore Logistics, Inc.,
        6.125% 06/15/13 (c)..................      205,000            194,750
     Omnicare, Inc.,
        8.125% 03/15/11......................      175,000            185,500
     Owens-Illinois, Inc.,
        7.350% 05/15/08......................      150,000            144,750
     Park Place Entertainment Corp.,
        9.375% 02/15/07......................      250,000            273,750
     Peabody Energy Corp.,
        6.875% 03/15/13 (c)..................      175,000            175,000
     PepsiAmericas, Inc.,
        3.875% 09/12/07......................    1,450,000          1,442,722
     Province Healthcare Co.,
        7.500% 06/01/13......................       50,000             48,125
     R.H. Donnelley Financial Corp.:
        8.875% 12/15/10 (c)..................       30,000             32,850
        10.875% 12/15/12 (c).................      215,000            250,475
     Rogers Cable, Inc.:
        6.250% 06/15/13 (c)..................       50,000             46,938
        7.875% 05/01/12......................      185,000            194,019
     Scotts Co.,
        8.625% 01/15/09......................      240,000            251,400
     Select Medical Corp.,
        9.500% 06/15/09......................      200,000            216,000
     Silgan Holdings, Inc.,
        9.000% 06/01/09......................      237,000            245,295


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Sinclair Broadcasting Group, Inc.,
        8.000% 03/15/12 .....................  $   220,000      $     229,350
     Smurfit-Stone Container Corp.:
        8.250% 10/01/12......................       55,000             56,925
        8.375% 07/01/12......................       25,000             25,750
        9.750% 02/01/11......................       35,000             37,975
     Speedway Motorsports, Inc.,
        6.750% 06/01/13 (c)..................      100,000             99,000
     Starwood Hotels & Resorts
        Worldwide, Inc.,
        7.375% 05/01/07......................      100,000            104,750
     Station Casinos, Inc.:
        8.875% 12/01/08......................       50,000             52,125
        9.875% 07/01/10......................      240,000            264,000
     Synagro Technologies, Inc.,
        9.500% 04/01/09......................       50,000             53,500
     TCI Communications, Inc.,
        7.250% 08/01/05......................      685,000            735,859
     TD Funding Corp.,
        8.375% 07/15/11......................      125,000            130,625
     Teekay Shipping Corp.,
        8.875% 07/15/11......................      300,000            325,875
     Time Warner, Inc.,
        7.975% 08/15/04......................    1,153,000          1,210,823
     Toll Corp.,
        7.750% 09/15/07......................      250,000            256,250
     Triad Hospitals, Inc.,
        8.750% 05/01/09......................      200,000            213,000
     Union Pacific Corp.,
        3.875% 02/15/09......................    1,000,000            975,051
     United Rentals, Inc.,
        10.750% 04/15/08.....................      250,000            275,000
     United Technologies Corp.,
        6.500% 06/01/09......................    1,685,000          1,889,264
     Universal Compression, Inc.,
        7.250% 05/15/10 (c)..................       50,000             50,500
     Verizon Global Funding Corp.,
        7.250% 12/01/10......................    1,800,000          2,042,872
     Viacom, Inc.,
        5.500% 05/15/33......................      425,000            379,801
     Vintage Petroleum, Inc.,
        9.750% 06/30/09......................      160,000            169,600
     Wabtec Corp.,
        6.875% 07/31/13......................       15,000             14,850
     Wal-Mart Stores, Inc.,
        4.375% 07/12/07......................    1,570,000          1,631,703
     Westport Resources Corp.,
        8.250% 11/01/11......................      265,000            283,550
     XTO Energy, Inc.,
        7.500% 04/15/12......................      300,000            322,500


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Yum! Brands, Inc.,
        8.500% 04/15/06......................  $   250,000      $     273,125
                                                                -------------
                                                                   45,931,953
                                                                -------------
FINANCIALS (4.6%)
     American General Finance Corp.,
        5.375% 09/01/09......................      475,000            497,408
     Bank of America Corp.,
        7.800% 02/15/10......................    2,225,000          2,611,260
     Bank One Corp.,
        2.625% 06/30/08......................    1,300,000          1,222,087
     CIT Group, Inc.,
        7.250% 08/15/05......................      890,000            965,361
     Citigroup, Inc.,
        7.250% 10/01/10......................    1,565,000          1,794,612
     Ford Motor Credit Co.,
        7.375% 10/28/09......................    2,490,000          2,573,953
     General Motors Acceptance Corp.,
        4.500% 07/15/06......................    1,875,000          1,879,958
     Goldman Sachs Group, Inc.,
        6.125% 02/15/33......................      675,000            655,750
     Health Care Property
        Investors, Inc.,
        6.450% 06/25/12......................    1,200,000          1,241,688
     Health Care REIT, Inc.,
        7.500% 08/15/07......................      150,000            161,222
     Household Finance Corp.,
        6.400% 06/17/08......................    1,250,000          1,366,456
     iStar Financial, Inc.,
        8.750% 08/15/08......................       50,000             54,915
     J.P. Morgan Chase & Co.,
        5.750% 01/02/13......................      800,000            823,464
     Lehman Brothers Holdings, Inc.,
        4.000% 01/22/08......................    1,325,000          1,328,395
     Merrill Lynch & Co., Inc.,
        2.470% 03/10/06......................    1,250,000          1,240,450
     Morgan Stanley:
        4.250% 05/15/10......................      375,000            364,640
        6.100% 04/15/06......................      700,000            756,519
     SLM Corp.,
        5.125% 08/27/12......................    1,900,000          1,889,210
     US Bank NA,
        6.375% 08/01/11......................    2,050,000          2,248,797
     Wachovia Corp.,
        3.500% 08/15/08......................    2,100,000          2,050,228
     Washington Mutual, Inc.,
        5.625% 01/15/07......................    1,275,000          1,366,008
     Wells Fargo & Co.,
        7.250% 08/24/05......................    2,000,000          2,191,516
                                                                -------------
                                                                   29,283,897
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA BALANCED FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
UTILITIES (1.0%)
     Dominion Resources, Inc.,
        2.800% 02/15/05......................  $ 1,250,000      $   1,255,127
     FPL Group Capital, Inc.,
        6.125% 05/15/07......................    1,600,000          1,743,794
     Kinder Morgan Energy Partners LP,
        8.000% 03/15/05......................    1,475,000          1,604,356
     Pogo Producing Co.,
        8.250% 04/15/11......................       30,000             31,950
     Progress Energy, Inc.,
        7.750% 03/01/31......................      500,000            553,574
     Southern Power Co.,
        6.250% 07/15/12......................    1,300,000          1,378,218
                                                                -------------
                                                                    6,567,019
                                                                -------------
INTERNATIONAL (1.1%)
     Ontario Province,
        3.500% 09/17/07......................    2,200,000          2,198,746
     Quebec Province,
        6.500% 01/17/06......................    2,100,000          2,291,552
     Republic of Italy,
        2.500% 03/31/06......................    1,300,000          1,299,923
     United Mexican States,
        8.000% 09/24/22......................    1,150,000          1,204,625
                                                                -------------
                                                                    6,994,846
                                                                -------------
Total Corporate Notes & Bonds
        (Cost of $85,560,831)................                      88,777,715
                                                                -------------
OTHER SECURITIZED LOANS (5.7%)
   ASSET-BACKED SECURITIES (3.6%)
     Cityscape Home Equity Loan Trust:
        Series 1997-B, Class A7,
        7.410% 05/25/28......................    1,665,402          1,688,512
        Series 1997-4, Class A4,
        7.440% 10/25/18......................    1,384,353          1,433,402
     First Alliance Mortgage Trust,
        Series 1996-1, Class A1,
        7.340% 06/20/27......................      290,488            290,559
     IMC Home Equity Loan Trust:
        Series 1997-3, Class A6,
        7.520% 08/20/28......................    1,085,860          1,117,362
        Series 1997-5, Class A9,
        7.310% 11/20/28......................    2,159,988          2,257,659
     Merit Securities Corp.,
        Series 13, Class A4,
        7.880% 12/28/33......................    3,980,000          3,849,574


                                                   PAR              VALUE
-----------------------------------------------------------------------------
     Oakwood Mortgage Investors, Inc.,
        Series 2000-D, Class A4,
        7.400% 07/15/30......................  $ 1,195,000      $   1,095,569
     Salomon Brothers Mortgage
        Securities VII,
        Series 1998-AQ1, Class A5,
        7.150% 06/25/28......................    3,150,000          3,311,051
     SLM Student Loan Trust:
        Series 1997-3, Class A2,
        1.604% 10/25/10 (d)..................    3,532,741          3,554,262
        Series 1997-4, Class A2,
        1.714% 10/25/10 (d)..................    4,518,932          4,578,360
                                                                -------------
                                                                   23,176,310
                                                                -------------
   COLLATERALIZED MORTGAGE OBLIGATIONS (1.1%)
     Bear Stearns Mortgage Securities, Inc.,
        Series 1996-2, Class A1,
        4.291% 01/28/25 (d)..................      911,689            897,028
     Countrywide Home Loans, Inc.,
        Series 2002-16, Class 1A1,
        6.500% 09/25/32......................       61,711             61,750
     First Nationwide Trust,
        Series 2000-1, Class IIA3,
        8.000% 10/25/30......................    2,669,297          2,691,517
     Residential Asset Securitization Trust,
        Series 2002-A7, Class A2,
        5.180% 01/25/27......................    1,722,544          1,725,609
     SACO I, Inc.,
        Series 1995-1, Class A,
        12.268% 09/25/24 (c)(d)..............       68,576             68,576
     Structured Asset Securities Corp.:
        Series 2001-12, Class 1A4,
        5.800% 09/25/31......................      228,313            230,700
        Series 2003-14, Class 1A3,
        5.500% 05/25/33......................    1,688,546          1,723,342
                                                                -------------
                                                                    7,398,522
                                                                -------------
   COMMERCIAL MORTGAGE-BACKED SECURITIES (1.0%)
     GMAC Commercial Mortgage Asset Corp.,
        Series 2001-FLAA, Class B1,
        1.600% 06/15/13 (c)(d)...............    1,441,242          1,440,398
     Nationslink Funding Corp.,
        Series 1999-SL, Class A5,
        6.888% 05/10/07......................    4,380,000          4,837,227
                                                                -------------
                                                                    6,277,625
                                                                -------------
Total Other Securitized Loans
        (Cost of $36,106,366)................                      36,852,457
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   PAR              VALUE
-----------------------------------------------------------------------------
SHORT-TERM OBLIGATION (5.8%)
     Repurchase agreement with State
        Street Bank & Trust Co., dated
        08/29/03, due 09/02/03 at 0.860%,
        collateralized by a U.S. Treasury
        Note maturing 11/15/03, market
        value of $38,087,457 (repurchase
        proceeds $37,343,568)
        (Cost of $37,340,000)................  $37,340,000      $  37,340,000
                                                                -------------
TOTAL INVESTMENTS (103.4%)
        (Cost of $590,741,807) (e)...........                     667,058,748
                                                                -------------
OTHER ASSETS & LIABILITIES, NET (-3.4%)......                     (21,867,391)
                                                                -------------
NET ASSETS (100.0%)..........................                   $ 645,191,357
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing.
(b) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2003, the value of these securities amounted to $4,697,166, which represents 0.7% of net assets.
(d) Variable rate security. The rate reported is the rate in effect at August 31, 2003.
(e) Cost for federal income tax purposes is $595,220,691.

            ACRONYM                                NAME
            -------                                ----
              ADR                       American Depositary Receipt


COLUMBIA SHORT TERM BOND FUND
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES (18.1%)
   U.S. TREASURY NOTES & BONDS (2.1%)
     U.S. Treasury Inflation Index Notes,
        3.625% 01/15/08......................  $10,375,490      $  11,429,256
                                                                -------------
   U.S. AGENCY BONDS (1.4%)
     Federal Home Loan Bank,
        6.375% 11/14/03......................    5,250,000          5,305,209
     Federal Home Loan Mortgage Corp.,
        4.625% 03/22/06......................    1,000,000          1,001,798
     Federal National Mortgage Association,
        3.125% 11/15/03......................       75,000             75,308
     Morocco Government AID Bond,
        1.423% 05/01/23 (a)..................      500,000            495,000


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Small Business Administration,
        1.625% 06/25/22 (a)..................  $   636,489      $     637,451
                                                                -------------
                                                                    7,514,766
                                                                -------------
   GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION (GNMA) (0.6%)
        6.500% 09/13/13-07/15/32.............    2,318,583          2,419,944
        7.000% 11/15/13-08/15/29.............      705,413            748,744
                                                                -------------
                                                                    3,168,688
                                                                -------------
   FEDERAL HOME LOAN MORTGAGE
     CORP. (FHLMC) (5.2%)
        4.500% 09/18/18 (b)..................   15,100,000         14,821,586
        5.500% 05/01/17-12/01/17.............   10,597,503         10,826,699
        6.000% 10/01/06-08/01/17.............    2,246,831          2,322,132
        7.000% 05/01/19......................        1,397              1,471
        7.500% 09/01/15......................      327,137            348,460
        8.500% 07/01/30......................      342,623            367,971
                                                                -------------
                                                                   28,688,319
                                                                -------------
   FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (FNMA) (4.7%)
        4.500% 09/18/18 (b)..................   13,360,000         13,126,200
        5.000% 12/01/17-07/01/18.............      245,616            251,976
        5.500% 02/01/18......................    5,530,493          5,652,587
        6.000% 03/01/09-05/01/17.............    4,767,932          4,919,619
        6.500% 03/01/12-07/01/32.............      264,819            277,503
        7.500% 08/01/15......................      323,024            345,230
        8.000% 05/01/05-07/01/31.............    1,192,034          1,278,451
                                                                -------------
                                                                   25,851,566
                                                                -------------
   AGENCY COLLATERALIZED MORTGAGE
     OBLIGATIONS (4.1%)
     FHLMC:
        Series 1558, Class C,
        6.500% 07/15/23......................      330,129            338,102
        Series 1839, Class C,
        6.500% 04/15/25......................       77,787             78,060
        Series 2500, Class PE,
        6.000% 06/15/31......................    1,430,000          1,445,192
        Multi-class Mtg. Partn. Ctfs., Gtd.:
        Series 1138, Class G,
        8.500% 09/15/06......................      100,914            101,520
        Series 1283, Class K,
        7.000% 06/15/22......................      557,699            575,848
        Series 2387, Class D,
        5.500% 12/15/26......................      808,194            819,065
        Structured Pass Thru Securities,
        Series T-41, Class 1A1,
        3.340% 08/25/16......................      779,625            781,160
     FNMA:
        Series 2001-34, Class AE,
        6.000% 07/25/29......................    1,250,000          1,272,698
        Series 2001-55, Class PC,
        6.500% 10/25/31......................    1,900,000          1,991,669


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA SHORT TERM BOND FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
        Series 2002-42, Class A,
        6.000% 01/25/16......................  $ 1,384,892      $   1,420,883
        Series 2002-W6, Class 1A1,
        3.090% 12/25/28......................    1,355,756          1,359,615
        Series 2003-29, Class WY,
        4.000% 04/25/33......................    1,315,278          1,311,772
        Series 2003-92, Class FA,
        1.650% 09/25/18 (a)..................    6,000,000          6,005,400
        Gtd. Remic Pass Thru Certificates:
        Remic Tr. 1991-146, Class Z,
        8.000% 10/25/06......................       40,788             43,326
        Remic Tr. 1993-92, Class C,
        (c) 05/25/23.........................    1,295,000            979,915
        Remic Tr. 1998-36, Class GA,
        6.000% 12/18/27......................    2,114,749          2,156,787
     GNMA Gtd. Remic Pass Thru Certificates,
        Remic Tr. 1997-7, Class PC,
        5.000% 05/16/27......................    1,782,385          1,796,214
                                                                -------------
                                                                   22,477,226
                                                                -------------
Total U.S. Government & Agency Securities
        (Cost of $99,088,536)................                      99,129,821
                                                                -------------
CORPORATE NOTES & BONDS (32.5%)
   INDUSTRIAL (14.3%)
     Anthem, Inc.,
        4.875% 08/01/05......................    2,225,000          2,319,471
     AOL Time Warner, Inc.,
        6.125% 04/15/06......................    1,750,000          1,872,671
     AT&T Corp.,
        7.000% 11/15/06......................    1,300,000          1,442,908
     AT&T Wireless Services, Inc.,
        7.500% 05/01/07......................    1,970,000          2,201,278
     Bell Atlantic Financial Services, Inc.,
        7.600% 03/15/07......................      600,000            680,036
     Boeing, Inc.,
        8.100% 11/15/06......................    1,820,000          2,064,144
     Canadian National Railway Co.,
        6.450% 07/15/06......................      460,000            500,553
     Caterpillar Financial Services Corp.,
        6.875% 08/01/04......................    2,500,000          2,621,660
     ChevronTexaco Capital Co.,
        3.500% 09/17/07......................    3,350,000          3,371,611
     Coca-Cola Enterprises, Inc.,
        8.000% 01/04/05......................      650,000            701,895
     Colgate-Palmolive Co.,
        1.255% 08/16/04 (a)..................    3,000,000          3,004,680
     Conoco, Inc.,
        5.900% 04/15/04......................      150,000            154,196


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     ConocoPhillips,
        8.500% 05/25/05......................  $ 3,165,000      $   3,507,238
     Costco Wholesale Corp.,
        5.500% 03/15/07......................      640,000            690,433
     Cox Enterprises, Inc.,
        8.000% 02/15/07 (d)..................    1,300,000          1,479,439
     DaimlerChrysler NA Holding Corp.,
        4.750% 01/15/08......................    1,575,000          1,567,256
     Deutsche Telekom International
        Finance,
        8.500% 06/15/10......................    1,450,000          1,709,056
     Devon Energy Corp.,
        2.750% 08/01/06......................    2,825,000          2,789,199
     Gannett Co., Inc.,
        4.950% 04/01/05......................    2,000,000          2,092,434
     GTE Southwest, Inc.,
        6.000% 01/15/06......................    3,725,000          4,015,665
     Honeywell International, Inc.,
        5.125% 11/01/06......................    3,120,000          3,325,374
     International Business Machines Corp.:
        2.375% 11/01/06......................    2,900,000          2,862,149
        4.250% 09/15/09......................      600,000            599,425
     Jones Intercable, Inc.,
        7.625% 04/15/08......................    1,875,000          2,111,229
     Kellogg Co.,
        6.000% 04/01/06......................    1,250,000          1,350,002
     Kroger Co.,
        7.650% 04/15/07......................    1,585,000          1,782,101
     Lockheed Martin Corp.,
        7.700% 06/15/08......................      990,000          1,143,014
     Lowe's Companies, Inc.,
        7.500% 12/15/05......................    1,675,000          1,864,525
     Marathon Oil Corp.,
        5.375% 06/01/07......................    2,725,000          2,889,429
     Nestle Holdings (UK) PLC,
        5.000% 12/08/03......................    1,000,000          1,010,163
     Newell Rubbermaid, Inc.,
        2.000% 05/01/05......................    3,725,000          3,712,346
     Pepsi Bottling Holdings, Inc.,
        5.375% 02/17/04 (d)..................    1,750,000          1,778,077
     Procter & Gamble Co.,
        4.750% 06/15/07......................      725,000            759,277
     Target Corp.,
        5.950% 05/15/06......................    1,000,000          1,083,531
     TCI Communications, Inc.,
        7.250% 08/01/05......................    1,125,000          1,208,527
     Time Warner, Inc.,
        7.975% 08/15/04......................      375,000            393,806
     Union Pacific Corp.,
        3.875% 02/15/09......................    1,825,000          1,779,468


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   PAR               VALUE
-----------------------------------------------------------------------------
     United Technologies Corp.,
        4.875% 11/01/06......................  $ 2,475,000      $   2,612,023
     Wal-Mart Stores, Inc.:
        3.250% 09/29/03......................    2,500,000          2,503,765
        4.375% 07/12/07......................      425,000            441,703
     WellPoint Health Networks, Inc.,
        6.375% 06/15/06......................    2,350,000          2,561,766
     Wyeth,
        6.250% 03/15/06......................    1,875,000          2,035,249
                                                                -------------
                                                                   78,592,772
                                                                -------------
   FINANCIAL (14.1%)
     American General Finance Corp.,
        5.375% 09/01/09......................      150,000            157,076
     Associates Corp. of North America,
        5.750% 11/01/03......................    2,500,000          2,518,300
     AXA Financial, Inc.,
        9.000% 12/15/04......................    2,925,000          3,162,598
     Bank One Corp.,
        2.625% 06/30/08......................    3,100,000          2,914,208
     BankAmerica Corp.,
        6.625% 10/15/07......................    5,075,000          5,597,238
     CIT Group, Inc.:
        7.250% 08/15/05......................      125,000            135,584
        7.625% 08/16/05......................    1,065,000          1,166,424
     Citigroup, Inc.,
        6.750% 12/01/05......................    2,700,000          2,951,286
     Countrywide Home Loans, Inc.,
        5.250% 06/15/04......................    1,175,000          1,209,661
     Ford Motor Credit Co.,
        7.375% 10/28/09......................    5,425,000          5,607,909
     General Electric Capital Corp.,
        7.250% 05/03/04......................      515,000            535,069
     General Motors Acceptance Corp.,
        4.500% 07/15/06......................      850,000            852,247
        6.750% 01/15/06......................    2,500,000          2,637,678
     Goldman Sachs Group, Inc.,
        4.125% 01/15/08......................    2,560,000          2,577,382
     Health Care Property Investors, Inc.,
        6.875% 06/08/05......................    2,075,000          2,189,478
     Household Finance Corp.,
        6.400% 06/17/08......................    3,225,000          3,525,457
     J.P. Morgan Chase & Co.,
        3.625% 05/01/08......................    3,500,000          3,449,149
     Lehman Brothers Holdings, Inc.,
        4.000% 01/22/08......................    1,900,000          1,904,868
        8.750% 03/15/05......................      500,000            548,203
     Merrill Lynch & Co., Inc.,
        2.470% 03/10/06......................    2,460,000          2,441,206
     Morgan Stanley,
        6.100% 04/15/06......................    2,500,000          2,701,852


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     SLM Corp.,
        5.625% 04/10/07......................  $ 4,000,000      $   4,288,648
     Security Capital Group, Inc.,
        7.150% 06/15/07......................    6,315,000          7,044,465
     U.S. Bancorp,
        3.125% 03/15/08......................    5,750,000          5,576,666
     Wachovia Corp.,
        4.950% 11/01/06......................    3,300,000          3,493,769
     Washington Mutual, Inc.,
        5.625% 01/15/07......................    2,600,000          2,785,585
     Wells Fargo & Co.,
        7.250% 08/24/05......................    2,675,000          2,931,153
     Wells Fargo Financial Inc.,
        7.000% 11/01/05......................    2,180,000          2,388,818
                                                                -------------
                                                                   77,291,977
                                                                -------------
   UTILITIES (1.5%)
     Dominion Resources, Inc.,
        2.800% 02/15/05......................    2,050,000          2,058,409
     FPL Group Capital, Inc.:
        6.875% 06/01/04......................      250,000            259,590
        7.625% 09/15/06......................    2,500,000          2,826,175
     Kinder Morgan Energy Partners LP,
        8.000% 03/15/05......................      915,000            995,245
     Progress Energy, Inc.,
        5.850% 10/30/08......................    1,125,000          1,183,230
     Virginia Electric and Power Co.,
        5.375% 02/01/07......................    1,200,000          1,274,069
                                                                -------------
                                                                    8,596,718
                                                                -------------
   INTERNATIONAL (2.6%)
     Canadian Government Bond,
        6.750% 08/28/06......................    1,000,000          1,110,916
     Province of Ontario,
        3.500% 09/17/07......................    3,500,000          3,498,005
     Quebec Province:
        5.500% 04/11/06......................    4,125,000          4,416,312
        6.500% 01/17/06......................    1,100,000          1,200,337
     Republic of Italy,
        2.500% 03/31/06......................    1,950,000          1,949,885
     United Mexican States,
        4.625% 10/08/08......................    2,000,000          1,985,000
                                                                -------------
                                                                   14,160,455
                                                                -------------
Total Corporate Notes & Bonds
        (Cost of $177,515,391)...............                     178,641,922
                                                                -------------
OTHER SECURITIZED LOANS (32.1%)
   ASSET BACKED SECURITIES (11.5%)
     Americredit Automobile Receivables Trust:
        Series 2000-1, Class B,
        7.160% 09/05/05......................    2,830,000          2,897,299


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA SHORT TERM BOND FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
        Series 2001-B, Class A4,
        5.370% 06/12/08......................  $ 1,000,000      $   1,035,665
     Chase Manhattan Auto Owner Trust,
        Series 2000-A, Class A4,
        6.260% 06/15/07......................    1,861,797          1,906,287
     Ford Credit Auto Owner Trust:
        Series 2000-C, Class A5,
        7.260% 07/15/04......................      559,194            561,057
        Series 2002-B, Class A3A,
        4.140% 12/15/05......................    3,500,000          3,560,335
     Green Tree Financial Corp.,
        7.900% 06/15/27......................      385,801            385,002
     Harley Davidson Motorcycle Trust,
        3.090% 06/15/10......................    1,525,000          1,551,572
     Honda Auto Receivables Owner Trust:
        Series 2001-2, Class A4,
        5.090% 10/18/06......................    2,750,000          2,820,487
        Series 2002-3, Class A3,
        3.000% 05/18/06......................    2,000,000          2,029,744
     IMC Home Equity Loan Trust:
        Series 1995-3, Class A5,
        7.500% 04/25/26......................    1,312,000          1,312,087
        Series 1997-3, Class A6,
        7.520% 08/20/28......................      629,799            648,070
        Series 1997-3, Class A7,
        7.080% 08/20/28......................      335,807            344,827
     Merit Securities Corp.,
        Series 1999-13, Class A4,
        7.880% 12/28/33......................    6,435,000          6,224,122
     Nissan Auto Receivables Owner Trust,
        Series 2002-B, Class A4,
        4.600% 09/17/07......................    2,500,000          2,607,296
     Oakwood Mortgage Investors, Inc.,
        Series 2000-D, Class A4,
        7.400% 07/15/30......................    2,680,000          2,457,009
     SLMA Student Loan Trust:
        Series 1996-2, Class A2,
        1.720% 07/27/09 (a)..................    8,952,533          9,047,819
        Series 1996-3, Class A2,
        1.690% 10/26/09 (a)..................    2,736,519          2,754,168
        Series 1997-2, Class A2,
        1.610% 01/25/10 (a)..................    1,980,333          1,988,219
        Series 1997-4, Class A2,
        1.760% 10/25/10 (a)..................    1,635,812          1,657,325
        Series 1998-1, Class A2,
        1.770% 10/25/11 (a)..................    2,566,096          2,594,836
        Series 1998-2, Class A2,
        1.740% 01/25/14 (a)..................   12,843,182         12,956,554


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Toyota Auto Receivables Owner Trust,
        Series 2001-C, Class A4,
        4.720% 09/15/08......................  $ 1,675,000      $   1,731,581
                                                                -------------
                                                                   63,071,361
                                                                -------------
   COLLATERALIZED MORTGAGE OBLIGATIONS (19.8%)
     Bear Stearns Asset-Backed Securities, Inc.:
        Series 2002-AC5, Class 2A4,
        5.625% 11/25/32......................    1,643,619          1,670,678
        Series 2003-AC2, Class A3,
        3.500% 06/25/33 (a)..................    4,842,542          4,758,470
     Countrywide Home Loans:
        Series 1999-A1, Class A1,
        6.750% 03/25/29......................      240,239            241,044
        Series 2002-16, Class 1A1,
        6.500% 09/25/32......................      113,893            113,965
        Series 2002-32, Class 2A3,
        5.000% 12/25/17......................    3,414,642          3,453,271
        Series 2002-J5, Class 1A1,
        5.750% 01/25/33......................      805,041            814,371
        Series 2003-J7, Class 4A2,
        1.510% 08/25/18 (a)..................   13,914,035         13,880,201
     First Horizon Asset Securities, Inc.:
        Series 2002-6, Class 1A1,
        6.000% 11/25/32......................       34,462             34,461
        Series 2003-2, Class 2A1,
        1.610% 03/25/18 (a)..................   12,050,625         12,104,180
        Series 2003-4, Class 2A2,
        1.560% 06/25/18 (a)..................    3,523,993          3,523,993
     GMAC Mortgage Corporation Loan Trust,
        Series 2003-J3, Class A1,
        1.610% 05/25/18 (a)..................    7,633,224          7,598,913
     IMPAC Secured Assets Common Owner Trust:
        Series 2002-2, Class A7,
        4.500% 04/25/33......................      127,953            128,320
        Series 2002-3, Class A2,
        5.210% 08/25/32 (a)..................      238,951            239,923
     Ocwen Residential MBS Corp.,
        Series 1998-R1, Class A1,
        7.000% 10/25/40 (a)(d)...............      463,738            473,623
     PNC Mortgage Securities Corp.:
        Series 1996-PR1, Class A,
        5.719% 04/28/27 (a)..................      130,520            130,553
        Series 1998-12, Class 4A5,
        6.475% 01/25/29......................       65,034             66,366
        Series 1998-14, Class 2A1,
        6.250% 01/25/14......................    2,624,975          2,695,126
     Residential Accredited Loans, Inc.,
        Series 2002-QS9, Class A1,
        7.290% 07/25/32 (a)..................      528,492            530,863
     Residential Asset Securitization Trust:
        Series 2002-A1, Class A4,
        5.790% 01/25/30 (a)..................      700,000            713,626


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   PAR               VALUE
-----------------------------------------------------------------------------
        Series 2002-A5, Class A2,
        5.820% 01/25/27......................  $   527,972      $     528,277
        Series 2002-A7, Class A2,
        5.180% 01/25/27......................    1,070,853          1,072,759
        Series 2002-A14J, Class A14,
        6.000% 01/25/33......................    2,591,444          2,640,456
     Residential Funding Mortgage Securities I, Inc.:
        Series 1999-S25, Class A1,
        6.750% 12/25/14......................      380,311            386,641
        Series 2000-S2, Class A3,
        7.500% 02/25/30......................      294,499            295,456
        Series 2002-S13, Class A5,
        6.250% 10/25/32......................    1,005,684          1,032,657
        Series 2002-S15, Class A2,
        5.400% 09/25/32......................    1,006,473          1,023,507
        Series 2002-S16, Class A7,
        5.500% 10/25/17......................    4,010,696          4,107,288
        Series 2003-S8, Class A1,
        5.000% 05/25/18......................   10,266,647         10,535,140
        Series 2003-S14, Class A5,
        1.510% 07/25/18 (a)..................   12,740,108         12,708,511
     SACO I, Inc.,
        Series 1997-2, Class 1A5,
        7.000% 08/25/36 (d)..................    1,691,122          1,714,412
     Structured Asset Mortgage Investments, Inc.:
        Series 2002-17, Class 1A3,
        6.000% 09/25/32......................    2,250,973          2,302,318
        Series 2003-14, Class 1A3,
        5.500% 05/25/33......................      844,273            861,671
     Washington Mutual Mortgage Securities Corp.:
        Series 2002-MS7, Class 1A14,
        6.000% 11/25/32......................    3,127,000          3,167,856
        Series 2003-MS5, Class 1A4,
        1.610% 03/25/18 (a)..................    6,971,079          6,935,143
        Series 2003-S4, Class 1A3,
        1.610% 06/25/18 (a)..................    5,153,063          5,122,170
     Wells Fargo Mortgage-Backed Securities Trust:
        Series 2002-22, Class 2A2,
        5.500% 01/25/33......................      343,130            348,804
        Series 2002-D, Class 1A1,
        5.500% 08/25/32 (a)..................      782,108            794,921
                                                                -------------
                                                                  108,749,934
                                                                -------------
   COMMERCIAL MORTGAGE BACKED SECURITIES (0.8%)
     GMAC Commercial Mortgage Asset Corp.,
        Series 2001-FLAA, Class B1,
        1.610% 06/15/13 (a)(d)...............    1,847,411          1,846,328
     Merrill Lynch Mortgage Investors, Inc.,
        Series 1996-C1, Class A3,
        7.420% 04/25/28......................      371,187            381,384


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Nationslink Funding Corp.,
        Series 1999-SL, Class A5,
        6.888% 11/10/30......................  $ 2,210,000      $   2,440,701
                                                                -------------
                                                                    4,668,413
                                                                -------------
Total Other Securitized Loans
        (Cost of $176,750,280)...............                     176,489,708
                                                                -------------
SHORT-TERM OBLIGATIONS (19.9%)
   U.S. TREASURY BILL (2.7%)
     1.000% 01/22/04.........................   15,000,000         14,940,417
                                                                -------------
   REPURCHASE AGREEMENT (17.2%)
     Repurchase agreement with State
        Street Bank & Trust Co., dated
        08/29/03, due 09/02/03 at 0.860%
        collateralized by U.S. Treasury
        Notes with various maturities to
        10/15/06, market value of
        $96,128,998 (repurchase
        proceeds $94,251,005)................   94,242,000         94,242,000
                                                                -------------
TOTAL SHORT-TERM OBLIGATIONS
        (Cost of $109,182,417)...............                     109,182,417
                                                                -------------
TOTAL INVESTMENTS (102.6%)
        (Cost of $562,536,624)(e)............                     563,443,868
                                                                -------------
OTHER ASSETS & LIABILITIES, NET (-2.6%)......                     (14,267,791)
                                                                -------------
NET ASSETS (100.0%)..........................                   $ 549,176,077
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Interest rates of variable rate securities change periodically. The rate listed is as of August 31, 2003.
(b) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(c) Zero coupon bond.
(d) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. At August 31, 2003, these securities amounted to $7,291,879 which represents 1.3% of net assets.
(e) Cost for federal income tax purpose is $562,379,602.


COLUMBIA FIXED INCOME SECURITIES FUND
AUGUST 31, 2003

                                                   PAR              VALUE
-----------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES (44.0%)
   U.S. TREASURY NOTES & BONDS (11.2%)
     U.S. Treasury Bonds:
        6.250% 08/15/23......................  $22,410,000      $  24,882,988
        7.250% 05/15/16......................    9,500,000         11,615,982


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA FIXED INCOME SECURITIES FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
     U.S. Treasury Inflation Index Note,
        3.625% 01/15/08......................  $15,293,188      $  16,846,410
     U.S. Treasury Note,
        3.500% 11/15/06......................    5,000,000          5,133,985
                                                                -------------
                                                                   58,479,365
                                                                -------------
   FEDERAL HOME LOAN MORTGAGE
     CORP. (FHLMC) (8.9%)
        4.500% 09/18/18 (a)..................    5,000,000          4,907,810
        4.500% 10/20/18 (a)..................    7,290,000          7,130,531
        6.000% 05/01/17 - 12/01/32...........   28,311,879         28,891,682
        6.500% 11/15/30 - 08/01/32 ..........    5,277,389          5,498,710
                                                                -------------
                                                                   46,428,733
                                                                -------------
   FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (FNMA) (18.2%)
        4.500% 09/18/18 (a)..................   55,560,000         54,587,700
        5.000% 12/01/17 - 08/01/18...........   31,638,714         31,795,724
        6.000% 03/01/09 - 03/01/33...........    6,455,154          6,584,357
        6.052% 06/01/32......................      181,718            190,077
        6.149% 07/01/32......................    1,462,708          1,515,981
        6.500% 07/01/32 .....................      212,881            220,421
                                                                -------------
                                                                   94,894,260
                                                                -------------
   FEDERAL HOUSING ADMINISTRATION (FHA) (0.7%)
     FHA Insured Project:
        Pool #067-22003,
        8.200% 06/01/31......................    1,129,567          1,166,447
        Pool #071-94016,
        8.625% 05/01/23......................    2,121,755          2,218,743
                                                                -------------
                                                                    3,385,190
                                                                -------------
   AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (5.0%)
     FHLMC GNMA Multiclass Mtg. Partn. Ctfs. Gtd.,
        Series 24, Class J,
        6.250% 11/25/23......................    2,310,000          2,429,558
     FHLMC Multiclass Mtg. Partn. Ctfs. Gtd.:
        Series 1558, Class C,
        6.500% 07/15/23......................    1,316,556          1,348,350
        Series 1602, Class PJ,
        6.500% 10/15/23......................      510,000            548,224
        Series 2085, Class PD,
        6.250% 11/15/26......................    2,992,863          3,040,164
        Series 2113, Class MU,
        6.500% 08/15/27......................    1,701,932          1,740,899
        Series 2235, Class VN,
        7.000% 06/15/14......................    4,840,000          5,020,655
     FNMA Gtd. Remic Pass Thru Ctfs.:
        Remic Tr. 1996-W2, Class A7,
        7.800% 06/25/26......................      946,452          1,016,461


                                                   PAR               VALUE
-----------------------------------------------------------------------------
        Remic Tr. 2001-55, Class PC,
        6.500% 10/25/31......................  $ 5,418,000      $   5,679,401
        Remic Tr. 2001-56, Class KD,
        6.500% 07/25/30......................    4,790,000          4,916,587
                                                                -------------
                                                                   25,740,299
                                                                -------------
Total U.S. Government & Agency Securities
        (Cost of $229,268,736)...............                     228,927,847
                                                                -------------
CORPORATE NOTES & BONDS (40.8%)
   INDUSTRIALS (24.1%)
     Abitibi-Consolidated, Inc.:
        6.000% 06/20/13......................       75,000             67,746
        7.875% 08/01/09......................      225,000            232,956
     Acetex Corp.:
        10.875% 08/01/09.....................       40,000             43,600
        10.875% 08/01/09 (b).................      175,000            191,625
     Advance PCS,
        8.500% 04/01/08......................      750,000            791,250
     Airgas, Inc.,
        9.125% 10/01/11......................      215,000            236,500
     Alcan, Inc.,
        7.250% 03/15/31......................    2,400,000          2,711,650
     Allied Waste North America, Inc.,
        10.000% 08/01/09.....................      550,000            595,375
     American Axle & Manufacturing, Inc.,
        9.750% 03/01/09......................      600,000            645,000
     American Home Products Corp.,
        6.250% 03/15/06......................    2,000,000          2,170,932
     AmerisourceBergen Corp.,
        8.125% 09/01/08......................      550,000            581,625
     Anadarko Finance Co.,
        7.500% 05/01/31......................    2,610,000          3,015,497
     Anadarko Petroleum Corp.,
        3.250% 05/01/08......................    1,000,000            968,860
     Anheuser-Busch Companies, Inc.:
        5.625% 10/01/10......................    3,000,000          3,230,343
        5.750% 04/01/10......................      530,000            571,566
     Anthem, Inc.,
        6.800% 08/01/12......................    1,550,000          1,701,784
     Arch Western Finance,
        6.750% 07/01/13 (b)..................      305,000            302,712
     AT&T Corp.,
        8.500% 11/15/31......................    1,390,000          1,573,625
     AT&T Wireless Services, Inc.,
        8.750% 03/01/31......................    2,300,000          2,734,672
     Ball Corp.,
        7.750% 08/01/06......................      600,000            643,500
     Boeing Co.:
        5.125% 02/15/13......................      335,000            326,912
        6.125% 02/15/33......................    1,475,000          1,392,655


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   PAR               VALUE
-----------------------------------------------------------------------------
     BP Amoco PLC,
        5.900% 04/15/09......................  $ 1,800,000      $   1,965,874
     British Sky Broadcasting Group,
        7.300% 10/15/06......................      200,000            218,500
     Canadian National Railway Co.,
        7.195% 01/02/16......................    1,906,913          2,141,777
     Canandaigua Brands, Inc.,
        8.500% 03/01/09......................      650,000            676,000
     Cascades, Inc.,
        7.250% 02/15/13 (b)..................      235,000            232,063
     Chesapeake Energy Corp.:
        7.500% 09/15/13 (b)..................      320,000            324,000
        8.125% 04/01/11......................       25,000             26,125
        8.375% 11/01/08......................      165,000            174,075
        9.000% 08/15/12......................       45,000             48,600
     ChevronTexaco Capital Co.,
        3.500% 09/17/07......................    4,160,000          4,186,836
     Cinemark USA, Inc.,
        9.000% 02/01/13......................      435,000            463,275
     Coca-Cola Enterprises, Inc.,
        6.750% 01/15/38......................    1,000,000          1,066,537
     Comcast Corp.,
        7.050% 03/15/33......................      870,000            906,972
     Coors Brewing Co.,
        6.375% 05/15/12......................    1,200,000          1,290,145
     Corrections Corp. of America:
        7.500% 05/01/11......................       75,000             76,125
        7.500% 05/01/11 (b)..................      200,000            203,000
     Costco Wholesale Corp.,
        5.500% 03/15/07......................    1,900,000          2,049,722
     Cott Beverages, Inc.,
        8.000% 12/15/11......................      570,000            595,650
     Cox Communications, Inc.,
        7.875% 08/15/09......................      235,000            272,860
     Cox Enterprises, Inc.,
        8.000% 02/15/07 (b)..................    2,250,000          2,560,567
     CSC Holdings, Inc.:
        8.125% 08/15/09......................       75,000             77,437
        9.875% 02/15/13......................      375,000            391,875
     DaimlerChrysler NA Holding Corp.,
        8.500% 01/18/31......................    1,175,000          1,324,835
     Deutsche Telekom International
        Finance BV,
        8.500% 06/15/10......................    1,390,000          1,638,336
     Dex Media East LLC,
        12.125% 11/15/12.....................      425,000            513,188
     Diageo Capital PLC,
        3.375% 03/20/08......................    2,570,000          2,517,981
     DirecTV Holdings,
        8.375% 03/15/13 (b)..................      210,000            229,425


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Equistar Chemical:
        10.125% 09/01/08.....................  $    25,000      $      25,000
        10.625% 05/01/11 (b).................       25,000             24,875
     Ethyl Corp.,
        8.875% 05/01/10......................       50,000             50,500
     Extended Stay America, Inc.,
        9.875% 06/15/11......................      500,000            531,250
     General Electric Co.,
        5.000% 02/01/13......................    5,375,000          5,306,474
     Grant Prideco, Inc.:
        9.000% 12/15/09......................      460,000            484,150
        9.625% 12/01/07......................       40,000             42,600
     Harrah's Operating Co., Inc.,
        7.875% 12/15/05......................      250,000            270,000
     Hasbro, Inc.,
        8.500% 03/15/06......................      600,000            648,000
     Houghton Mifflin Co.,
        9.875% 02/01/13 (b)..................      405,000            441,450
     International Business Machines Corp.,
        5.875% 11/29/32......................    3,460,000          3,342,599
     International Game Technology,
        8.375% 05/15/09......................      250,000            292,704
     Iron Mountain, Inc.,
        8.625% 04/01/13......................    1,000,000          1,040,000
     ITT Corp.,
        6.750% 11/15/05......................      275,000            286,687
     John Deere Capital Corp.,
        3.900% 01/15/08......................    1,400,000          1,403,553
     K & F Industries, Inc.,
        9.625% 12/15/10......................      285,000            309,225
     KB Home,
        8.625% 12/15/08......................      500,000            525,000
     Kennametal, Inc.,
        7.200% 06/15/12......................      115,000            119,108
     Key Energy Services, Inc.:
        6.375% 05/01/13......................      170,000            161,500
        8.375% 03/01/08......................       75,000             78,375
     Kinder Morgan Energy Partners LP,
        6.750% 03/15/11......................    2,750,000          3,040,752
     Kroger Co.,
        7.650% 04/15/07......................    1,450,000          1,630,313
     L-3 Communications Corp.,
        7.625% 06/15/12......................      485,000            504,400
     Lamar Media Corp.:
        7.250% 01/01/13......................      150,000            155,625
        8.625% 09/15/07......................      250,000            258,125
     Lear Corp.,
        7.960% 05/15/05......................      600,000            643,500
     LIN Television Corp.,
        6.500% 05/15/13 (b)..................      300,000            291,000


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA FIXED INCOME SECURITIES FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Lockheed Martin Corp.,
        8.500% 12/01/29......................  $ 2,135,000      $   2,718,995
     Lowe's Companies, Inc.,
        6.500% 03/15/29......................    1,200,000          1,253,642
     MacDermid, Inc.,
        9.125% 07/15/11......................      115,000            126,500
     Marathon Oil Corp.,
        6.800% 03/15/32......................    2,450,000          2,533,405
     Mediacom LLC,
        9.500% 01/15/13......................      200,000            202,000
     Newell Rubbermaid, Inc.,
        4.000% 05/01/10......................    2,545,000          2,407,252
     Nextel Communications, Inc.:
        9.375% 11/15/09......................      125,000            135,000
        9.750% 10/31/07......................      300,000            309,000
     Occidental Petroleum Corp.,
        4.250% 03/15/10......................    1,825,000          1,784,456
     Offshore Logistics, Inc.,
        6.125% 06/15/13 (b)..................      405,000            384,750
     Omnicare, Inc.,
        8.125% 03/15/11......................      275,000            291,500
     Owens-Illinois, Inc.,
        7.350% 05/15/08......................      250,000            241,250
     Park Place Entertainment Corp.,
        9.375% 02/15/07......................      600,000            657,000
     Peabody Energy Corp.,
        6.875% 03/15/13......................      400,000            400,000
     Pepsi Bottling Holdings, Inc.,
        5.625% 02/17/09 (b)..................    4,050,000          4,342,390
     Phillips Petroleum Co.,
        8.500% 05/25/05......................    2,675,000          2,964,253
     Pogo Producing Co.,
        8.250% 04/15/11......................       65,000             69,225
     Pride International, Inc.,
        9.375% 05/01/07......................      269,000            277,070
     Procter & Gamble Co.,
        4.750% 06/15/07......................    1,950,000          2,042,192
     R.H. Donnelley Financial Corp.:
        8.875% 12/15/10 (b)..................       50,000             54,750
        10.875% 12/15/12 (b).................      360,000            419,400
     Rogers Cable, Inc.,
        7.875% 05/01/12......................      470,000            492,913
     Scotts Co.,
        8.625% 01/15/09......................      530,000            555,175
     Select Medical Corp.,
        9.500% 06/15/09......................      500,000            540,000
     Silgan Holdings, Inc.,
        9.000% 06/01/09......................      570,000            589,950


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Sinclair Broadcasting Group, Inc.,
        8.000% 03/15/12 .....................  $   440,000      $     458,700
     Smurfit-Stone Container Corp.:
        8.250% 10/01/12......................      130,000            134,550
        9.750% 02/01/11......................      455,000            493,675
     Speedway Motorsports, Inc.,
        6.750% 06/01/13 (b)..................      200,000            198,000
     Station Casinos, Inc.:
        8.875% 12/01/08......................       75,000             78,188
        9.875% 07/01/10......................      500,000            550,000
     Synagro Technologies, Inc.,
        9.500% 04/01/09......................       75,000             80,625
     TCI Communications, Inc.,
        7.250% 08/01/05......................    1,800,000          1,933,643
     TD Funding Corp.,
        8.375% 07/15/11 (b)..................      300,000            313,500
     Teekay Shipping Corp.,
        8.875% 07/15/11......................      775,000            841,844
     Time Warner, Inc.,
        7.975% 08/15/04......................    1,950,000          2,047,792
     Toll Corp.,
        7.750% 09/15/07......................      600,000            615,000
     Triad Hospitals, Inc.,
        8.750% 05/01/09......................      600,000            639,000
     Union Pacific Corp.,
        3.875% 02/15/09......................    2,340,000          2,281,619
     United Rentals, Inc.,
        10.750% 04/15/08.....................      500,000            550,000
     United Technologies Corp.,
        7.125% 11/15/10......................    4,125,000          4,709,583
     Universal Compression, Inc.,
        7.250% 05/15/10 (b)..................       75,000             75,750
     Verizon Global Funding Corp.,
        7.250% 12/01/10......................    2,175,000          2,468,471
     Viacom, Inc.,
        5.500% 05/15/33......................    1,100,000            983,015
     Vintage Petroleum, Inc.,
        9.750% 06/30/09......................      245,000            259,700
     Wabtec Corp.,
        6.875% 07/31/13 (b)..................      140,000            138,600
     Wal-Mart Stores, Inc.,
        4.375% 07/12/07......................    2,350,000          2,442,357
     WellPoint Health Networks, Inc.,
        6.375% 06/15/06......................    2,365,000          2,578,117
     Westport Resources Corp.,
        8.250% 11/01/11......................      610,000            652,700
     XTO Energy, Inc.,
        7.500% 04/15/12......................      600,000            645,000
     Yum! Brands, Inc.,
        8.500% 04/15/06......................      500,000            546,250
                                                                -------------
                                                                  125,316,677
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   PAR               VALUE
-----------------------------------------------------------------------------
   FINANCIALS (11.8%)
     American General Finance Corp.,
        5.375% 09/01/09......................  $   850,000      $     890,099
     Bank of America Corp.:
        5.875% 02/15/09......................    1,355,000          1,462,076
        7.800% 02/15/10......................    2,700,000          3,168,720
     Bank One Corp.,
        2.625% 06/30/08......................    2,800,000          2,632,188
     CIT Group, Inc.,
        7.250% 08/15/05......................      970,000          1,052,135
     Citigroup, Inc.,
        7.250% 10/01/10......................    2,350,000          2,694,785
     Equitable Companies, Inc.,
        9.000% 12/15/04......................    2,475,000          2,676,044
     Ford Motor Credit Co.,
        7.375% 10/28/09......................    5,700,000          5,892,181
     General Electric Capital Corp.,
        6.750% 03/15/32......................      665,000            713,172
     General Motors Acceptance Corp.,
        4.500% 07/15/06......................    2,615,000          2,621,914
     Goldman Sachs Group, Inc.,
        6.125% 02/15/33......................    1,525,000          1,481,510
     Health Care Property Investors, Inc.,
        6.450% 06/25/12......................    2,390,000          2,473,029
     Health Care REIT, Inc.,
        7.500% 08/15/07......................      500,000            537,405
     Household Finance Corp.,
        6.400% 06/17/08......................    2,550,000          2,787,571
     iStar Financial, Inc.,
        7.000% 03/15/08......................      200,000            204,500
     J.P. Morgan Chase & Co.,
        5.750% 01/02/13......................    2,545,000          2,619,645
     Lehman Brothers Holdings, Inc.,
        4.000% 01/22/08......................    2,800,000          2,807,174
     Merrill Lynch & Co., Inc.,
        2.470% 03/10/06......................    3,000,000          2,977,080
     Morgan Stanley:
        4.250% 05/15/10......................      955,000            928,617
        6.100% 04/15/06......................    1,650,000          1,783,223
     SLM Corp.,
        5.125% 08/27/12......................    3,900,000          3,877,852
     US Bank NA,
        6.375% 08/01/11......................    4,000,000          4,387,896
     Wachovia Corp.,
        3.500% 08/15/08......................    3,660,000          3,573,254
     Washington Mutual, Inc.,
        5.625% 01/15/07......................    2,505,000          2,683,804
     Wells Fargo & Co.,
        4.875% 06/12/07......................    4,175,000          4,411,000
                                                                -------------
                                                                   61,336,874
                                                                -------------


                                                   PAR               VALUE
-----------------------------------------------------------------------------
   UTILITIES (2.1%)
     Dominion Resources, Inc.,
        2.800% 02/15/05......................  $ 2,750,000      $   2,761,281
     FPL Group Capital, Inc.,
        6.125% 05/15/07......................    3,525,000          3,841,795
     Progress Energy, Inc.,
        7.750% 03/01/31......................    1,215,000          1,345,186
     Southern Power Co.,
        6.250% 07/15/12......................    3,000,000          3,180,504
                                                                -------------
                                                                   11,128,766
                                                                -------------
   INTERNATIONAL (2.8%)
     British Columbia Province,
        5.375% 10/29/08......................    1,900,000          2,031,866
     Hydro-Quebec,
        6.970% 03/01/05......................    1,000,000          1,075,766
     Ontario Province:
        3.500% 09/17/07......................    3,825,000          3,822,820
        7.000% 01/30/07......................    2,490,000          2,794,442
     Republic of Italy,
        2.500% 03/31/06......................    2,750,000          2,749,838
     United Mexican States,
        8.000% 09/24/22......................    2,105,000          2,204,987
                                                                -------------
                                                                   14,679,719
                                                                -------------
Total Corporate Notes & Bonds
        (Cost of $205,480,476)...............                     212,462,036
                                                                -------------
OTHER SECURITIZED LOANS (13.8%)
   ASSET-BACKED SECURITIES (7.3%)
     Cityscape Home Equity Loan Trust,
        Series 1997-4, Class A4,
        7.440% 10/25/18......................      941,360            974,713
     ContiMortgage Home Equity Loan Trust,
        Series 1999-3, Class A6,
        7.680% 12/25/29......................    2,700,000          2,855,557
     IMC Home Equity Loan Trust:
        Series 1995-3, Class A5,
        7.500% 04/25/26......................    1,980,000          1,980,132
        Series 1997-3, Class A6,
        7.520% 08/20/28......................    2,310,710          2,377,747
        Series 1997-5, Class A9,
        7.310% 11/20/28......................    5,786,391          6,048,039
     Merit Securities Corp.,
        Series 13, Class A4,
        7.880% 12/28/33......................    5,265,000          5,092,464
     Nationslink Funding Corp.,
        Series 1999-SL, Class A5,
        6.888% 05/10/07......................    3,120,000          3,445,696
     New Century Home Equity Loan Trust,
        Series 1999-NCA, Class A7,
        7.320% 07/25/29......................    1,471,459          1,551,359


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA FIXED INCOME SECURITIES FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Oakwood Mortgage Investors, Inc.,
        Series 2000-D, Class A4,
        7.400% 07/15/30......................  $ 6,395,000      $   5,862,900
     Salomon Brothers Mortgage
        Securities VII, Inc.,
        Series 1998-AQ1, Class A5,
        7.150% 06/25/28......................    1,960,000          2,060,210
     SLM Student Loan Trust,
        Series 1997-4, Class A2,
        1.645% 10/25/10 (c)..................    5,807,134          5,883,503
                                                                -------------
                                                                   38,132,320
                                                                -------------
   COLLATERALIZED MORTGAGE OBLIGATIONS (5.9%)
     Bear Stearns Asset-Backed Securities, Inc.,
        Series 2002-AC5, Class 2A4,
        5.625% 11/25/33......................    3,188,621          3,241,116
     Bear Stearns Mortgage Securities, Inc.,
        Series 1996-2, Class A1,
        4.090% 01/28/25 (c)..................      764,340            752,048
     Countrywide Home Loans, Inc.:
        Series 2002-5, Class 2A1,
        6.000% 04/25/17......................    2,376,207          2,420,024
        Series 2002-16, Class 1A1,
        6.500% 09/25/32......................      425,623            425,895
        Series 2003-49, Class A9,
        4.648% 12/19/33......................    4,770,000          4,704,413
     Credit Suisse First Boston
        Mortgage Securities Corp.,
        Series 2001-11, Class 1A3,
        7.000% 06/25/31......................      578,668            595,455
     IMPAC Secured Assets Common
        Owner Trust,
        Series 2002-3, Class A2,
        5.210% 08/25/32......................    1,115,103          1,119,639
     PNC Mortgage Securities Corp.,
        Series 1998-12, Class 4A4,
        6.500% 01/25/29......................      353,623            357,425
     Residential Asset Securitization Trust:
        Series 2002-A1, Class A4,
        6.590% 01/25/30 (c)..................    5,098,000          5,197,235
        Series 2002-A5, Class A2,
        5.820% 01/25/27......................      348,531            348,733
        Series 2002-A7, Class A2,
        5.180% 01/25/27......................    2,560,869          2,565,426
     Residential Funding Mortgage Securities I:
        Series 2002-S15, Class A2,
        5.400% 09/25/23......................      469,352            477,296


                                                   PAR               VALUE
-----------------------------------------------------------------------------
        Series 2002-S16, Class A7,
        5.500% 10/25/17......................  $ 3,149,886      $   3,225,747
        Series 2003-S8, Class A1,
        5.000% 05/25/18 (a)..................    4,705,547          4,828,606
     Structured Asset Securities Corp.,
        Series 2001-12, Class 1A4,
        5.800% 09/25/31......................      300,412            303,553
                                                                -------------
                                                                   30,562,611
                                                                -------------
   COMMERCIAL MORTGAGE-BACKED SECURITIES (0.6%)
     GMAC Commercial Mortgage Asset Corp.,
        Series 2001-FLAA, Class B1,
        1.610% 06/15/13 (b)(c)...............    2,906,136          2,904,432
                                                                -------------
   Total Other Securitized Loans
        (Cost of $71,231,301)................                      71,599,363
                                                                -------------
SHORT-TERM OBLIGATIONS (11.9%)
   U.S. TREASURY BILL (1.5%)
        1.000% 01/22/04......................    8,000,000          7,968,222
                                                                -------------
   REPURCHASE AGREEMENT (10.4%)
     Repurchase agreement with State
        Street Bank & Trust Co., dated
        08/29/03, due 09/02/03 at 0.860%,
        collateralized by a U.S. Treasury
        Note maturing 08/15/07, market
        value of $55,391,219 (repurchase
        proceeds $54,308,189)................   54,303,000         54,303,000
                                                                -------------
Total Short-Term Obligations
        (Cost of $62,271,222)................                      62,271,222
                                                                -------------
TOTAL INVESTMENTS (110.5%)
        (Cost of $568,251,735) (d)...........                     575,260,468
                                                                -------------
OTHER ASSETS & LIABILITIES, NET (-10.5%).....                     (54,669,871)
                                                                -------------
NET ASSETS (100.0%)..........................                   $ 520,590,597
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2003, the value of these securities amounted to $13,632,289, which represents 2.6% of net assets.
(c) Variable rate security. The rate reported is the rate in effect at August 31, 2003.
(d) Cost for federal income tax purposes is $569,291,420.


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA NATIONAL MUNICIPAL BOND FUND
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
MUNICIPAL BONDS (99.4%)
   ALASKA (3.0%)
     Industrial Development & Export Authority,
        Snettisham Hydroelectric, Series 1:
        Pre-refunded,
        5.500% 01/01/08......................  $     5,000      $       5,555
        Unrefunded,
        5.500% 01/01/08......................       95,000            104,484
     Municipal Bond Bank Authority, Series C,
        5.500% 09/15/16......................      100,000            107,780
     Palmer Valley Hospital Association,
        5.350% 12/01/12......................      125,000            130,163
     State Housing Finance Corp.,
        Veterans Mortgage, Series A2,
        6.000% 06/01/15......................      115,000            120,839
                                                                -------------
                                                                      468,821
                                                                -------------
   ARKANSAS (1.6%)
     Little Rock Waste Disposal Revenue,
        Series 2002,
        5.000% 05/01/16......................      250,000            257,958
                                                                -------------
   CALIFORNIA (1.6%)
     State Department of Water Resource,
        Power Supply Revenue, Series 2002,
        5.000% 05/01/16......................      250,000            259,177
                                                                -------------
   COLORADO (0.2%)
     Housing Finance Authority, Single Family,
        4.875% 04/01/07......................       35,000             36,316
                                                                -------------
   IDAHO (1.5%)
     Boise City Housing Authority Revenue,
        Hobler Place Project, Series 2002,
        4.750% 02/01/07......................      130,000            130,161
     Health Facilities Authority,
        Bingham Memorial Hospital Project,
        5.850% 03/01/19......................      100,000             96,780
     Student Loan Fund Marketing
        Association, Series C,
        5.600% 04/01/07......................       10,000             10,211
                                                                -------------
                                                                      237,152
                                                                -------------
   ILLINOIS (12.3%)
     Broadview Tax Increment Revenue,
        4.900% 07/01/06......................       75,000             76,001
     Chicago Housing Authority Capital,
        Series 2001,
        5.375% 07/01/19......................      250,000            257,145


                                                   PAR              VALUE
-----------------------------------------------------------------------------
     Chicago Motor Fuel Tax Revenue,
        Series 2003 A,
        5.250% 01/01/17......................  $   250,000      $     263,412
     Chicago Park District Aquarium
        & Museum,
        5.800% 01/01/18......................      150,000            161,889
     Chicago Public Building Community
        Building Revenue, Chicago School
        Reform, Series 1999 B,
        5.250% 12/01/16......................      250,000            272,138
     Lake County Community Unified School
        District No. 095, Lake Zurich,
        Capital Appreciation, Series 2000,
        (a) 12/01/17.........................      340,000            165,764
     Madison & St. Clair Counties School,
        District No. 010, Collinsville
        School Building,
        5.500% 02/01/12......................      250,000            274,525
     Regional Transportation Authority,
        Series A,
        6.400% 06/01/12......................      100,000            117,506
     State Educational Facilities Authority,
        DePaul University, Series 2003 C,
        5.000% 09/01/18......................      250,000            254,102
     Will County Forest Preservation District,
        Series 1999 B,
        (a) 12/01/11.........................      150,000            105,024
                                                                -------------
                                                                    1,947,506
                                                                -------------
   INDIANA (4.0%)
     Board Bank Revenue,
        Special Program, Hendricks,
        Series 2002 D,
        5.375% 04/01/15......................      250,000            269,528
     Transportation Financial Authority,
        Airport Facilities, Series A,
        5.500% 11/01/17......................      100,000            105,522
     West Lafayette Industrial Building Corp.,
        First Mortgage, Police Station Project,
        5.000% 07/15/18......................      250,000            256,702
                                                                -------------
                                                                      631,752
                                                                -------------
   IOWA (2.7%)
     Finance Authority:
        Health Care Facilities Revenue,
        Genesis Medical Center,
        6.100% 07/01/15......................      285,000            315,754
        Single Family Mortgage,
        Series A,
        5.800% 07/01/16......................      105,000            108,826
                                                                -------------
                                                                      424,580
                                                                -------------


                 See Accompanying Notes to Financial Statements

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA NATIONAL MUNICIPAL BOND FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
   KENTUCKY (0.5%)
     Louisville & Jefferson County Visitors
        & Convention Commission,
        Series 1999 BBB,
        (a) 12/01/08.........................  $   100,000      $      78,965
                                                                -------------
   LOUISIANA (3.5%)
     Calcasieu Parish School District No. 31,
        Public School Import, Series 2000,
        5.500% 05/01/16......................      250,000            269,282
     State Gas & Fuel Tax Revenue,
        Series 2002 A,
        5.250% 06/01/11......................      250,000            275,020
                                                                -------------
                                                                      544,302
                                                                -------------
   MAINE (0.7%)
     Regional Waste System Industry Solid
        Waste Resource Recovery, Series Q,
        5.500% 07/01/04......................      100,000            103,425
                                                                -------------
   MICHIGAN (4.8%)
     State Hospital Finance Authority,
        Ascension Health Credit, Series A:
        5.375% 11/15/33......................      100,000            110,797
        6.000% 11/15/19......................      100,000            117,305
     Sturgis Public School District,
        School Building & Site,
        5.500% 05/01/14......................      250,000            272,320
     Warren Downtown Development,
        Series 2002,
        5.000% 10/01/16......................      250,000            262,405
                                                                -------------
                                                                      762,827
                                                                -------------
   MISSISSIPPI (2.4%)
     Development Bank,
        Convention Center Project,
        6.500% 07/01/13......................      230,000            272,331
     Jones County Hospital,
        Refunding South Central
        Regional Medical Center,
        4.900% 12/01/04......................      100,000            103,398
                                                                -------------
                                                                      375,729
                                                                -------------
   MONTANA (1.4%)
     Whitefish Tax Increment,
        Urban Renewal Revenue,
        6.625% 07/15/20......................      200,000            213,854
                                                                -------------
   NEVADA (1.7%)
     State, Colorado River Commission,
        Hoover Dam Project, Series 2002,
        5.375% 10/01/14......................      250,000            271,065
                                                                -------------


                                                   PAR               VALUE
-----------------------------------------------------------------------------
   NEW YORK (3.5%)
     New York City,
        AMBAC TCRS:
        Series 2000,
        5.750% 08/01/11......................  $   250,000      $     278,882
        Series A,
        6.000% 05/15/21......................      250,000            268,495
                                                                -------------
                                                                      547,377
                                                                -------------
   NORTH DAKOTA (1.7%)
     Fargo School District Building Authority
        Development, Series 2000,
        5.500% 05/01/13......................      250,000            270,600
                                                                -------------
   OHIO (2.5%)
     Oak Hills Local School District,
        7.200% 12/01/09......................      100,000            122,021
     State Water Development Authority
        Revenue, Fresh Water,
        Series 2001 B,
        5.500% 12/01/18......................      250,000            279,087
                                                                -------------
                                                                      401,108
                                                                -------------
   OKLAHOMA (1.4%)
     Okmulgee County,
        1st Mortgage,
        6.000% 03/01/15......................      200,000            223,166
                                                                -------------
   OREGON (14.2%)
     Bend Municipal Airport Project,
        Series B,
        5.375% 06/01/13......................      100,000            106,280
     Benton County Hospital
        Facilities Authority Refunding,
        Samaritan Health Services Project:
        4.200% 10/01/05......................       40,000             41,879
        4.600% 10/01/09......................       40,000             41,975
     Clackamas County:
        Hospital Facility Authority,
        Gross-Willamette Falls
        Hospital Project,
        5.500% 04/01/22......................      250,000            262,578
        Limited Tax Assessment,
        6.250% 05/01/15......................      200,000            200,768
     Damascus Water District,
        Certificates of Participation,
        5.250% 03/01/19......................      100,000            101,957
     Deschutes County Hospital Facilities
        Authority, Cascade Health Services,
        Inc., Series 2002,
        5.600% 01/01/27......................      100,000            101,471
     Eugene Trojan Nuclear Project,
        5.900% 09/01/09......................       30,000             30,080


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Health Sciences University,
        Capital Appreciation, Series 1996 A,
        (a) 07/01/16.........................  $   100,000      $      54,369
     Hillsboro Hospital Facility Authority
        Refunding, Tuality Healthcare,
        5.250% 10/01/04......................      100,000            103,134
     Klamath Community College District:
        4.700% 04/01/10......................       55,000             57,791
        4.800% 04/01/11......................       25,000             26,056
     Lebanon Urban Renewal Agency,
        5.625% 06/01/19......................      100,000            102,802
     Port of St. Helens Pollution
        Control, Portland General
        Electric Co., Series B,
        4.800% 06/01/10......................      105,000             90,082
     Redmond Urban Renewal
        Agency, Downtown Area B,
        5.650% 06/01/13......................      100,000            102,349
     Salem Hospital Facilities Authority,
        Capital Manor, Inc., Series 1994,
        7.500% 12/01/24......................      150,000            158,087
     School Boards Association,
        Flexfund Financing Program, Series E,
        5.500% 06/01/05......................      100,000            100,166
     State Housing & Community
        Services Department, Single Family
        Mortgage Program, Series B,
        6.000% 07/01/12......................       30,000             31,418
     State Veterans Welfare,
        Series 75,
        5.875% 10/01/18......................       20,000             20,674
     Sunriver Library County Service District,
        5.750% 06/01/04......................       20,000             20,668
     Washington & Clackamas Counties
        School District No. 23J Tigard,
        Series 2000,
        (a) 06/15/21.........................      300,000            116,148
     Washington County Housing Authority:
        Affordable Housing Pool, Series A,
        6.000% 07/01/20......................      100,000             96,303
        Multi-Family Tualatin Meadows,
        5.900% 11/01/18......................      100,000            104,336
     West Linn Oregon Water System,
        6.000% 10/01/20......................      165,000            172,219
                                                                -------------
                                                                    2,243,590
                                                                -------------
   SOUTH CAROLINA (1.3%)
     Charleston County School District,
        Series 2001,
        5.000% 02/01/18......................      200,000            207,104
                                                                -------------


                                                   PAR               VALUE
-----------------------------------------------------------------------------
   SOUTH DAKOTA (1.0%)
     State Building Authority,
        Lease Capital Appreciation,
        Series 1996 A,
        (a) 12/01/13.........................  $   250,000      $     157,070
                                                                -------------
   TENNESSEE (4.0%)
     Lawrenceburg Public Building Authority,
        Electric System Public Works,
        Series C,
        5.500% 07/01/16......................      295,000            318,128
     Metropolitan Government Nashville,
        Series 2002 A,
        5.125% 10/01/13......................      285,000            307,258
                                                                -------------
                                                                      625,386
                                                                -------------
   TEXAS (9.0%)
     Amarillo Health Facilities Corp.,
        Baptist St. Anthony's Hospital Corp.,
        5.500% 01/01/13......................      100,000            108,927
     Cleburne Capital Appreciation
        Certificates of Obligation,
        Series 1998,
        (a) 02/15/17.........................      450,000            219,861
     Harris County Health Facilities,
        de Teco Project, Series 1999 B,
        5.700% 02/15/15......................      150,000            163,689
     Laredo Sports Venue Sales Tax,
        5.750% 03/15/13......................      200,000            220,188
     Lubbock Health Facility Development,
        St. Joseph's Health System,
        5.250% 07/01/12......................      150,000            155,722
     Magnolia Independent School District,
        5.250% 08/15/17......................      280,000            295,845
     North Texas Municipal Water District,
        Texas Water System Revenue,
        5.000% 09/01/14......................      250,000            262,452
                                                                -------------
                                                                    1,426,684
                                                                -------------
   WASHINGTON (14.5%)
     Grant County Public Hospital,
        District No. 3,
        Columbia Basin Hospital,
        5.250% 12/01/18......................      170,000            170,925
     Jefferson County,
        Public Utility District No. 1,
        Water & Sewer:
        5.250% 05/01/16......................       50,000             51,412
        5.250% 05/01/17......................       50,000             51,162
     King County Public Hospital District
        No. 4, Snoqualmie Valley Hospital,
        7.000% 12/01/11......................      150,000            157,325


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA NATIONAL MUNICIPAL BOND FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Pierce County Housing Authority,
        5.400% 12/01/13......................  $   100,000      $      97,009
     Port of Grays Harbor,
        6.375% 12/01/14......................      150,000            164,614
     Seattle Municipal Light & Power:
        5.000% 07/01/13......................      235,000            246,797
        6.000% 10/01/16......................      150,000            167,973
     Shelton Water & Sewer,
        5.250% 12/01/18......................       50,000             51,409
     State Certificates of
        Participation, Department of
        General Administration,
        5.400% 07/01/13......................      100,000            105,589
     State Health Care Facilities Authority
        Revenue, Grays Harbor Community
        Hospital, Series 1996,
        5.700% 07/01/16......................      200,000            212,950
     State Public Power Supply System:
        Nuclear Project No. 1 Revenue,
        Series 1997 B,
        5.125% 07/01/14......................      300,000            313,185
        Nuclear Project No. 2 Refunding,
        Series A,
        5.000% 07/01/11......................       50,000             53,094
        Nuclear Project No. 3 Revenue,
        Capital Appreciation,
        Series 1989 B,
        (a) 07/01/12.........................      145,000             96,134
     Tacoma Solid Waste Utilities:
        Pre-refunded, Series 1997 B,
        6.000% 12/01/09......................       15,000             17,488
        Unrefunded, Series 1997 B,
        6.000% 12/01/09......................       85,000             98,518
     Thurston County School
        District No. 401, Rochester,
        4.800% 12/01/07......................       55,000             55,292
     Toppenish,
        4.600% 12/01/06......................       65,000             69,768
     University of Washington Educational
        Research Properties Lease,
        4225 Roosevelt Project, Series A,
        5.375% 06/01/29......................      100,000             94,988
     Yakima County
        School District No. 119 Selah,
        5.000% 12/01/06......................       10,000             10,950
                                                                -------------
                                                                    2,286,582
                                                                -------------


                                                   PAR               VALUE
-----------------------------------------------------------------------------
   WISCONSIN (3.7%)
     Door County, Corporate Purpose,
        Series 2002 A,
        5.000% 09/01/13......................  $   300,000      $     317,655
     Marshall School District,
        Series 2002 A,
        5.000% 03/01/14......................      250,000            263,300
                                                                -------------
                                                                      580,955
                                                                -------------
   WYOMING (0.7%)
     Municipal Power Agency,
        Power Supply Refunding, Series 1998,
        5.250% 01/01/11......................      100,000            107,619
                                                                -------------
Total Municipal Bonds
        (Cost of $15,266,214)................                      15,690,670
                                                                -------------
TOTAL INVESTMENTS (99.4%)
        (Cost of $15,266,214) (b)............                      15,690,670
                                                                -------------
OTHER ASSETS & LIABILITIES, NET (0.6%).......                          92,872
                                                                -------------
NET ASSETS (100.0%)..........................                   $  15,783,542
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Zero coupon bond.
(b) Cost for federal income tax purposes is $15,262,266.

    Columbia National Municipal Bond Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At August 31, 2003, investments in these securities represented 61.8% of holdings.

          ACRONYM                                NAME
          -------                                ----
           AMBAC                American Municipal Bond Assurance Corp.
           TCRS                     Transferable Custodial Receipts


COLUMBIA OREGON MUNICIPAL BOND FUND
AUGUST 31, 2003

                                                   PAR              VALUE
-----------------------------------------------------------------------------
GENERAL OBLIGATION BONDS (37.6%)
   STATE OF OREGON GENERAL OBLIGATIONS (5.1%)
     Board of Higher Education:
        4.875% 08/01/19......................  $ 1,000,000      $   1,016,010
        Series A:
        5.250% 08/01/14......................    1,480,000          1,587,922
        5.250% 08/01/16......................    5,330,000          5,663,232
        Deferred Interest, Series A:
        (a) 08/01/14.........................      490,000            297,430
        (a) 08/01/17.........................    1,050,000            532,035


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   PAR              VALUE
-----------------------------------------------------------------------------
     Elderly & Disabled Housing Refunding,
        Series B:
        4.950% 08/01/20......................  $ 1,000,000      $   1,011,700
        6.250% 08/01/13......................       55,000             55,632
     State of Oregon, Series A,
        5.250% 10/15/15......................    1,735,000          1,868,161
     Veteran's Welfare:
        5.850% 10/01/15......................      635,000            661,683
        7.300% 07/01/08......................    1,170,000          1,406,317
        8.000% 01/01/08......................    1,275,000          1,541,628
        8.000% 07/01/08......................      580,000            714,479
        9.200% 04/01/07......................    2,390,000          2,934,299
        9.200% 10/01/08......................      385,000            499,260
        Series 80 A,
        5.700% 10/01/32......................    5,000,000          5,094,950
                                                                -------------
                                                                   24,884,738
                                                                -------------
   GENERAL OBLIGATIONS (18.6%)
     Aurora,
        5.600% 06/01/24......................    1,205,000          1,222,870
     Bend Municipal Airport Project,
        Series B (AMT),
        5.375% 06/01/13......................      150,000            159,420
     Canyonville South Umpqua Rural
        Fire District,
        5.400% 07/01/31......................      610,000            615,386
     Clackamas County:
        Lake Oswego Series:
        5.375% 06/01/15......................    2,450,000          2,633,676
        5.375% 06/01/16......................    1,295,000          1,382,387
        5.375% 06/01/17......................    2,535,000          2,702,614
        School District No. 62C,
        5.375% 06/15/17......................    4,000,000          4,255,000
        School District No. 086,
        6.000% 06/15/16......................    2,350,000          2,639,943
        School District No. 108,
        5.375% 06/15/15......................    1,055,000          1,140,255
     Clackamas & Washington Counties,
        School District No. 003JT,
        (a) 06/15/17.........................    6,000,000          2,950,740
     Coos Bay,
        4.900% 09/01/07......................    2,390,000          2,605,674
     Crook County School District,
        5.000% 02/01/14......................    2,860,000          3,031,571
     Eugene Public Safety Facilities:
        5.500% 06/01/10......................      850,000            913,614
        5.625% 06/01/13......................    1,295,000          1,392,967
     Jackson County:
        School District No. 4, Phoenix-Talent,
        5.500% 06/15/16......................    1,000,000          1,078,010


                                                   PAR               VALUE
-----------------------------------------------------------------------------
        School District No. 6, Central Point,
        6.000% 06/15/09......................  $ 1,090,000      $   1,254,067
        School District No. 9, Eagle Point,
        5.625% 06/15/15......................    1,920,000          2,100,134
     Lane County, School District No. 4J
        Eugene, Refunding:
        5.000% 07/01/12......................    2,470,000          2,665,525
        5.250% 07/01/13......................    1,000,000          1,098,570
     Metro Washington Park Zoo, Series A,
        5.300% 01/15/11......................    1,000,000          1,072,700
     Multnomah-Clackamas Counties,
        School District No. 10JT, Gresham,
        5.250% 06/01/17......................    1,620,000          1,664,356
     Multnomah County, Series A,
        5.500% 04/01/19......................    2,395,000          2,540,927
     Portland Community College District,
        Series A:
        5.375% 06/01/14......................    1,925,000          2,081,214
        5.375% 06/01/16......................    2,705,000          2,904,088
        5.375% 06/01/17......................    2,540,000          2,709,672
     Portland Limited Tax:
        Series A:
        3.400% 06/01/13......................    5,640,000          5,260,372
        4.900% 04/01/12......................    1,430,000          1,495,494
        5.750% 06/01/14......................      700,000            714,707
        Series B:
        (a) 06/01/12.........................    1,750,000          1,194,008
        (a) 06/01/13.........................    1,500,000            968,610
        (a) 06/01/14.........................    1,000,000            611,640
        (a) 06/01/16.........................    3,500,000          1,910,475
        (a) 06/01/18.........................    4,000,000          1,929,240
        (a) 06/01/19.........................    4,000,000          1,810,960
        (a) 06/01/20.........................    4,000,000          1,685,840
     Portland Parks, Series A, Refunding,
        5.000% 06/01/15......................    3,950,000          4,126,328
     Salem-Keizer School District No. 24J,
        5.000% 06/01/19......................    3,500,000          3,599,120
     Washington & Clackamas Counties:
        Deferred Interest, Series A,
        (a) 06/01/10.........................    1,520,000          1,161,918
        School District No. 23J, Tigard,
        (a) 06/15/18.........................    2,700,000          1,286,658
     Washington County:
        5.500% 06/01/16......................    2,785,000          2,991,814
        Criminal Justice Facilities, Refunding,
        5.000% 12/01/10......................    1,400,000          1,511,832
        School District No. 48J, Beaverton:
        5.125% 01/01/14......................    2,000,000          2,113,000
        5.125% 01/01/17......................    1,820,000          1,889,069
        5.125% 01/01/18......................    2,260,000          2,330,105


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA OREGON MUNICIPAL BOND FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Washington, Multnomah & Yamhill
        Counties School District No. 1J:
        5.000% 06/01/13......................  $ 1,500,000      $   1,596,030
        5.000% 11/01/13......................    1,375,000          1,489,455
        5.250% 06/01/14......................      500,000            536,695
                                                                -------------
                                                                   91,028,750
                                                                -------------
   INSURED GENERAL OBLIGATIONS (13.9%)
     Benton & Linn Counties School
        District No. 509J, Corvallis,
        5.000% 06/01/17......................    2,665,000          2,782,766
     Clackamas Community College:
        5.250% 06/15/15......................    1,500,000          1,608,855
        5.250% 06/15/18......................    1,560,000          1,638,218
     Clackamas County, School District
        No. 12, North Clackamas:
        5.250% 06/01/11......................    1,000,000          1,079,280
        5.250% 06/01/15......................    2,750,000          2,902,405
     Columbia County, School District
        No. 502, Deferred Interest:
        (a) 06/01/12.........................    1,530,000          1,044,806
        (a) 06/01/13.........................    1,685,000          1,094,323
        (a) 06/01/14.........................    1,025,000            629,576
     Coos County, School District No. 13,
        North Bend,
        5.500% 06/15/15......................    1,765,000          1,939,241
     Deschutes County, School District
        No. 1, Series A,
        5.500% 06/15/18......................    1,000,000          1,065,740
     Jefferson County, School District
        No. 509J, Madras School District,
        5.250% 06/15/18......................    1,075,000          1,134,727
     Josephine County, School District
        No. 7, Grants Pass,
        5.700% 06/01/13......................    2,000,000          2,185,220
     Lane County, School District No. 19,
        Springfield Refunding:
        6.000% 10/15/12......................    1,740,000          2,020,105
        6.000% 10/15/14......................    1,310,000          1,518,513
     Lincoln County School District,
        5.600% 06/15/10......................    3,480,000          3,874,180
     Linn Benton Community College:
        (a) 06/15/13.........................    1,000,000            648,340
        (a) 06/15/14.........................    1,000,000            611,850
     Linn County, Community School
        District No. 9, Lebanon:
        (a) 06/15/15.........................      710,000            738,563
        (a) 06/15/21.........................    2,000,000          2,033,280


                                                   PAR              VALUE
-----------------------------------------------------------------------------
     Marion County, School District
        No. 103C, Woodburn, Series B:
        (a) 11/01/09.........................  $ 2,500,000      $   2,012,225
        (a) 11/01/11.........................    2,210,000          1,579,222
     Multnomah-Clackamas Counties,
        Centennial School District
        No. 28-302:
        5.375% 06/15/16......................    2,055,000          2,208,324
        5.375% 06/15/17......................    2,280,000          2,434,516
        5.375% 06/15/18......................    2,490,000          2,643,508
     Multnomah County:
        School District No. 7, Reynolds:
        5.000% 06/15/18......................    1,000,000          1,024,590
        5.625% 06/15/14......................    2,670,000          2,926,080
        5.625% 06/15/17......................    1,000,000          1,086,200
        School District No. 40,
        5.000% 12/01/14......................    1,790,000          1,884,261
        Series A MBIA-IBC (AMT),
        5.500% 04/01/18......................    2,010,000          2,144,288
     Northern Oregon Corrections:
        5.250% 09/15/12......................    1,000,000          1,068,650
        5.300% 09/15/13......................    1,000,000          1,067,410
     Salem-Keizer School District No. 24J:
        5.000% 06/01/15......................    1,000,000          1,044,840
        5.000% 06/01/16......................    1,380,000          1,436,138
     Washington & Clackamas Counties,
        School District No. 23J, Tigard,
        5.375% 06/15/17......................    1,500,000          1,612,635
     Washington County:
        School District No. 15, Forest Grove:
        5.250% 06/01/10......................    1,000,000          1,109,320
        5.375% 06/15/13......................    2,070,000          2,254,541
        5.375% 06/15/15......................    2,515,000          2,726,964
        School District No. 48J, Beaverton:
        5.100% 06/01/12......................      500,000            528,890
        5.250% 08/01/10......................    1,150,000          1,247,210
        School District No. 088J, Sherwood,
        Unrefunded,
        6.100% 06/01/12......................      185,000            200,272
     Yamhill County:
        School District No. 029J,
        5.250% 06/15/16......................    2,535,000          2,711,994
        School District No. 40,
        6.000% 06/01/09......................      500,000            576,785
                                                                -------------
                                                                   68,078,851
                                                                -------------
Total General Obligation Bonds
        (Cost of $179,365,384)...............                     183,992,339
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------

                                                   PAR               VALUE
-----------------------------------------------------------------------------
REVENUE BONDS (55.1%)
   OREGON REVENUE (35.0%)
     Albany Hospital Facility Authority,
        Mennonite Home,
        5.625% 10/01/17......................   $  635,000      $     613,302
     Benton County Hospital Facilities
        Authority, Samaritan Health
        Services Project, Refunding:
        4.400% 10/01/07......................      220,000            231,350
        4.800% 10/01/11......................      245,000            256,689
        5.200% 10/01/17......................    2,255,000          2,287,968
     Clackamas County Hospital
        Facility Authority:
        Kaiser Permanente, Series A,
        5.375% 04/01/14......................    7,135,000          7,462,996
        Legacy Health System:
        4.600% 05/01/10......................      885,000            925,648
        5.000% 02/15/15......................    1,510,000          1,552,099
        5.000% 02/15/16......................    1,010,000          1,028,018
        5.500% 02/15/13......................    5,450,000          5,848,231
        5.500% 02/15/14......................    2,385,000          2,534,659
        5.750% 05/01/12......................    2,000,000          2,237,160
        Legacy Health System, Refunding:
        5.250% 05/01/21......................    4,500,000          4,550,940
        5.750% 05/01/16......................    1,500,000          1,607,970
        Odd Fellows Home, Series A,
        Refunding,
        5.875% 09/15/21......................    1,165,000          1,120,078
        Robison Jewish Home Project,
        6.250% 10/01/21......................    1,650,000          1,667,226
        Willamette Falls Hospital Project:
        5.750% 04/01/14......................    1,005,000          1,025,321
        6.000% 04/01/19......................    1,750,000          1,757,157
        Willamette View, Inc. Project:
        6.000% 11/01/08......................      670,000            682,837
        Series A,
        6.850% 11/01/15......................    1,580,000          1,685,544
     Clackamas County Housing Authority,
        Multi-Family Housing, Easton Ridge,
        Series A,
        5.800% 12/01/16......................    2,255,000          2,324,499
     Clatsop Care Center Health District,
        Senior Housing,
        6.875% 08/01/28......................      500,000            506,240
     Deschutes County Hospital Facilities
        Authority, Cascade Health
        Services, Inc.:
        5.500% 01/01/22......................    2,000,000          2,026,860
        5.600% 01/01/27......................    5,550,000          5,631,640
        5.600% 01/01/32......................    2,000,000          2,026,720


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Deschutes Valley Water District,
        5.875% 09/01/05......................  $ 2,315,000      $   2,492,607
     Eugene Airport, Refunding (AMT):
        5.650% 05/01/06......................      325,000            348,212
        5.650% 05/01/07......................      555,000            599,972
        5.700% 05/01/08......................      515,000            558,492
     Hillsboro Hospital Facility Authority,
        Tuality Healthcare,
        5.750% 10/01/12......................    3,810,000          3,914,356
     Lebanon Wastewater, Refunding,
        5.750% 06/01/11......................    1,225,000          1,255,257
     Multnomah County Educational
        Facilities, University of Portland
        Project:
        5.700% 04/01/15......................    1,000,000          1,062,850
        6.000% 04/01/20......................      500,000            521,950
        6.000% 04/01/25......................      500,000            522,800
     Myrtle Point Water,
        6.000% 12/01/20......................      510,000            532,736
     North Clackamas Parks & Recreation
        District Facilities,
        5.700% 04/01/13......................    2,920,000          3,267,334
     Northern Wasco County,
        People's Utility District Electric:
        (a) 02/01/06.........................      610,000            553,758
        (a) 02/01/07.........................      585,000            494,091
        (a) 02/01/08.........................      610,000            479,545
        (a) 02/01/11.........................      500,000            316,110
     Oregon State Department of
        Transportation, Highway User Tax,
        Series A:
        5.125% 11/15/26......................      555,000            558,513
        5.500% 11/15/16......................    2,500,000          2,740,550
     Oregon State Economic Development,
        Dove Lewis 24 Hour Emergency
        Animal Hospital,
        7.000% 12/01/19......................    1,425,000          1,497,703
     Oregon State Health, Housing,
        Educational & Cultural
        Facilities Authority:
        Authority/Aquarium:
        4.750% 10/01/08......................    1,550,000            325,500
        4.900% 10/01/09......................      670,000            140,700
        Goodwill Industries Lane County,
        Series A,
        6.650% 11/15/22......................    3,955,000          3,987,312
        Linfield College Project, Series A:
        4.650% 10/01/09......................      555,000            577,222
        5.500% 10/01/18......................    1,000,000          1,006,860
        Reed College Project, Series A,
        5.300% 07/01/11......................      500,000            532,210


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA OREGON MUNICIPAL BOND FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
        St. Anthony's Village Housing,
        Series A (AMT),
        7.250% 06/01/28......................  $ 1,380,000      $   1,393,883
     Oregon State Housing & Community
        Services:
        Department of Housing,
        Finance Assisted Insured
        Multi-Unit B,
        6.800% 07/01/13......................    7,820,000          7,836,657
        Department Mortgage Multi-Family
        Housing, Series B (AMT),
        6.000% 07/01/31......................    6,935,000          7,146,934
        Department Mortgage Single Family
        Program:
        Series A,
        4.850% 07/01/10......................      250,000            262,303
        Series A (AMT),
        6.200% 07/01/27......................    2,250,000          2,322,855
        Series B (AMT),
        5.250% 07/01/30......................      645,000            636,725
        Series D,
        6.700% 07/01/13......................    1,000,000          1,007,600
        Series E:
        5.375% 07/01/21......................    3,770,000          3,867,718
        5.700% 07/01/12......................      955,000          1,002,931
        5.800% 07/01/14......................      845,000            869,209
        6.000% 07/01/20......................    2,365,000          2,479,939
        Series F (AMT),
        5.650% 07/01/28......................    1,155,000          1,170,893
        Series F MBIA-IBC (AMT),
        5.650% 07/01/28......................      875,000            887,040
        Series G (AMT),
        5.700% 07/01/32......................    1,115,000          1,128,871
        Series H (AMT),
        5.500% 07/01/17......................    1,660,000          1,689,631
        Series J,
        5.150% 07/01/24......................    2,840,000          2,811,174
        Series L,
        6.050% 07/01/20......................      325,000            340,031
        Series L (AMT),
        5.900% 07/01/31......................    3,885,000          3,964,642
        Series M (AMT),
        5.800% 07/01/12......................      640,000            670,816
        Series Q:
        4.700% 07/01/15......................      820,000            824,756
        4.900% 07/01/17......................      805,000            795,396


                                                   PAR               VALUE
-----------------------------------------------------------------------------
        Mountain Shadows Apts. B-1,
        6.250% 12/01/05......................  $ 4,000,000      $   3,687,280
     Oregon State Housing Finance,
        5.800% 07/01/09......................      215,000            215,144
     Port Morrow,
        6.700% 06/01/20......................    2,000,000          2,029,180
     Port of St. Helens:
        5.600% 08/01/14......................      315,000            321,017
        5.750% 08/01/19......................      425,000            433,509
     Port of St. Helens Pollution Control,
        Portland General Electric Co:
        Series A,
        4.800% 04/01/10......................    5,195,000          4,458,453
        Series B,
        4.800% 06/01/10......................    3,500,000          3,002,720
     Portland Housing Authority:
        Multi-Family Housing Senior
        Lien Civic Apartments,
        Series A,
        5.600% 01/01/18......................    1,240,000          1,276,282
        Pool Housing, Series A, Refunding,
        4.500% 01/01/09......................      660,000            688,195
     Portland Sewer System Revenue,
        Series A, Refunding,
        5.000% 06/01/12......................    4,835,000          5,155,222
     Powell Valley Water District,
        6.000% 02/01/15......................      620,000            650,250
     Prineville Sewer First Lien,
        6.500% 07/01/04......................      140,000            145,419
     Reedsport Water,
        7.000% 10/01/14......................      520,000            535,293
     Salem Hospital Facility Authority:
        5.000% 08/15/18......................    2,000,000          1,994,940
        5.250% 08/15/14......................    4,860,000          5,119,816
     Sheridan Water Revenue:
        6.200% 05/01/15......................      625,000            667,663
        6.450% 05/01/20......................      520,000            554,590
     Sheridan Water Revenue, Refunding,
        5.350% 04/01/18......................      300,000            308,055
     South Fork Water Board First Lien,
        5.450% 02/01/14......................    1,300,000          1,319,357
     State of Oregon French American
        International School Project, Series A,
        6.250% 04/01/27......................    5,370,000          5,485,616
     Umatilla County, Hospital Facility
        Authority, Catholic Health Initiatives,
        Series A:
        5.750% 12/01/20......................      530,000            547,691
        6.000% 12/01/30......................    4,825,000          5,052,788


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Washington County Housing Authority:
        Affordable Housing, Series A,
        6.000% 07/01/20......................  $ 2,000,000      $   1,926,060
        Affordable Housing Pool, Series A:
        5.750% 07/01/23......................    1,000,000            982,510
        6.000% 07/01/23......................    1,000,000            954,240
        Multi-Family Bethany Meadows
        Project (AMT),
        6.250% 08/01/10......................      695,000            696,501
                                                                -------------
                                                                  171,195,587
                                                                -------------
   INSURED REVENUE (20.1%)
     Clackamas County, Hospital Facilities
        Authority, Legacy Health System,
        MBIA IBC,
        5.500% 02/15/13......................      495,000            537,511
     Deschutes County, Certificates of
        Participation, Series A,
        5.050% 06/01/17......................      420,000            429,740
     Emerald Peoples Utilities District:
        7.350% 11/01/10......................    2,160,000          2,679,718
        7.350% 11/01/11......................    2,000,000          2,494,600
        7.350% 11/01/12......................    2,490,000          3,127,639
        7.350% 11/01/13......................    2,675,000          3,385,293
        Series A,
        5.250% 11/01/20......................      605,000            631,832
     Eugene Electric Utilities System,
        Series B, Refunding,
        5.250% 08/01/13......................    1,040,000          1,125,322
     Guam Housing Corp., Single
        Family Mortgage-Backed Securities,
        Series A (AMT),
        5.750% 09/01/31......................      175,000            180,703
     Medford Hospital Facilities Authority,
        Asante Health System, Series A:
        5.250% 08/15/10......................    1,500,000          1,643,355
        5.250% 08/15/11......................      800,000            865,776
     Multnomah County Educational
        Facilities  Authority, University of
        Portland Project, Refunding:
        5.000% 04/01/11......................    1,150,000          1,231,811
        5.750% 04/01/10......................    2,000,000          2,210,960
     Ontario Catholic Health Holy Rosary
        Medical Center,
        5.500% 11/15/12......................    1,500,000          1,619,925
     Oregon State Department of
        Administrative Services:
        Certificates of Participation:
        Series A,
        5.300% 05/01/08......................      750,000            826,755


                                                   PAR               VALUE
-----------------------------------------------------------------------------
        Lottery Education Project:
        Series A:
        5.000% 04/01/14......................  $ 2,705,000      $   2,853,288
        5.000% 04/01/14......................    1,830,000          1,957,789
        5.250% 04/01/11......................    4,000,000          4,341,440
        5.250% 04/01/13......................    1,600,000          1,713,152
        Series B,
        5.250% 04/01/15......................    1,315,000          1,399,844
     Department of Administrative Services,
        Certificates of Participation, Refunding:
        Series A:
        4.500% 05/01/12......................    1,020,000          1,056,077
        5.000% 05/01/13......................    4,240,000          4,477,652
        5.000% 05/01/14......................    1,000,000          1,048,890
        Series B:
        5.250% 05/01/10......................      840,000            930,812
        5.250% 05/01/11......................    2,000,000          2,205,300
        Series C:
        5.250% 11/01/15......................    1,000,000          1,075,760
        5.250% 11/01/17......................    5,000,000          5,307,800
     Oregon State Economic Community
        Development Department, Series A,
        5.375% 01/01/11......................    1,105,000          1,200,870
     Oregon State Health, Housing,
        Educational & Cultural
        Facilities Authority:
        Lewis & Clark College,
        6.000% 10/01/13......................      965,000          1,024,618
        Reed College Project, Series A,
        5.100% 07/01/10......................      900,000            984,438
     Oregon State Health Sciences
        University, Series A:
        (a) 07/01/09.........................    1,530,000          1,245,956
        (a) 07/01/12.........................    1,315,000            898,618
        (a) 07/01/14.........................    2,550,000          1,557,055
        (a) 07/01/15.........................    4,325,000          2,497,298
        (a) 07/01/21.........................   12,515,000          4,884,604
        5.250% 07/01/22......................    1,000,000          1,031,430
     Oregon State Housing & Community
        Services Department, Single Family
        Mortgage Project, Series J (AMT),
        5.750% 07/01/29......................    6,875,000          6,989,881
     Port of Portland International Airport:
        Series 11 (AMT),
        5.625% 07/01/13......................    1,000,000          1,061,930
        Series 12B, Refunding,
        5.250% 07/01/12......................    1,000,000          1,069,690
        Series 12C (AMT):
        4.750% 07/01/10......................    2,900,000          3,018,349
        5.000% 07/01/13......................    1,000,000          1,021,520
        5.000% 07/01/14......................    1,750,000          1,786,697


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA OREGON MUNICIPAL BOND FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
        Series D,
        5.250% 07/01/12......................  $ 1,750,000      $   1,852,900
     Portland Arena Gas Tax:
        (a) 06/01/16.........................    1,100,000            526,042
        (a) 07/01/17.........................    2,320,000          1,035,416
     Portland Gas Tax, Series A,
        5.800% 06/01/16......................    1,640,000          1,774,316
     Portland Housing Authority,
        Multi-Family Housing, Lovejoy
        Station Apartments Project
        (AMT),
        5.900% 07/01/23......................    1,000,000          1,043,900
     Salem Water & Sewer,
        5.300% 06/01/15......................    1,500,000          1,600,380
     Tri-County Metropolitan
        Transportation District:
        Series 1,
        5.400% 06/01/19......................    4,200,000          4,290,510
        Series A,
        5.000% 09/01/15......................    1,000,000          1,060,040
     Tualatin Hills Park & Recreation
        District,
        5.750% 03/01/14......................      990,000          1,119,690
     Washington County Housing Authority,
        Multi-Family Housing, Tualatin
        Meadows (AMT),
        5.900% 11/01/18......................      995,000          1,038,143
     Washington County Unified Sewer
        Agency,
        5.500% 10/01/16......................    1,250,000          1,341,438
                                                                -------------
                                                                   98,314,473
                                                                -------------
Total Revenue Bonds
        (Cost of $263,905,006)...............                     269,510,060
                                                                -------------
PRE-REFUNDED BOND (0.5%)
     Oregon State City Sewer,
        6.500% 10/01/07......................      500,000            543,805
     Virgin Islands Public Finance Authority,
        Unrefunded Balance, Series A,
        7.300% 10/01/18......................    1,185,000          1,523,436
                                                                -------------
Total Pre-Refunded Bonds
        (Cost of $1,885,649).................                       2,067,241
                                                                -------------
OTHER BONDS (4.8%)
     Hood River Urban Renewal Agency,
        6.250% 12/15/11......................    1,250,000          1,350,162


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Lebanon Special Obligation, Lease
        Water, Refunding,
        5.400% 10/01/13......................  $   755,000      $     764,339
     Lebanon Urban Renewal Agency:
        5.625% 06/01/19......................    1,000,000          1,028,020
        5.750% 06/01/15......................    1,120,000          1,149,310
        6.000% 06/01/20......................    1,580,000          1,628,143
     Medford Urban Renewal,
        5.875% 09/01/10......................      500,000            531,990
     Multnomah County, Certificates of
        Participation,
        4.550% 08/01/10......................    1,000,000          1,057,380
     Portland Airport Way Urban Renewal
        & Redevelopment,
        Convention Center, Series A:
        5.750% 06/15/17......................    1,500,000          1,652,760
        5.750% 06/15/18......................    2,050,000          2,247,292
     Portland River District Urban Renewal
        & Redevelopment, Series A,
        5.000% 06/15/17......................    1,500,000          1,566,510
     Portland Urban Renewal &
        Redevelopment, South Park
        Blocks, Series A:
        5.750% 06/15/17......................    2,065,000          2,275,300
        5.750% 06/15/19......................    2,580,000          2,828,299
     Redmond Urban Renewal Agency:
        Downtown Area B:
        5.650% 06/01/13......................      720,000            736,913
        5.850% 06/01/19......................      785,000            804,099
        South Airport Industrial Area A,
        Refunding,
        5.700% 06/01/19......................      650,000            652,100
     Seaside Urban Renewal Agency,
        Greater Seaside Urban Renewal,
        5.250% 06/01/15......................    1,000,000          1,020,860
     Veneta Urban Renewal Agency:
        5.375% 02/15/16......................      700,000            718,767
        5.625% 06/15/21......................    1,100,000          1,114,267
     Wilsonville Limited Tax Improvement,
        5.000% 12/01/10......................      445,000            447,096
                                                                -------------
Total Other Bonds
        (Cost of $22,611,404)................                      23,573,607
                                                                -------------
U.S. TERRITORIES BONDS (0.2%)
     Puerto Rico Housing Finance Corp., Multi-Family
        Mortgage Portfolio A-1,
        7.500% 04/01/22 (Cost of $967,912)...      970,000            972,250
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   SHARES            VALUE
-----------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET
  INVESTMENT (0.9%)
     SEI Tax Exempt Trust
        (Cost of $4,585,926).................    4,585,926      $   4,585,926
                                                                -------------
TOTAL INVESTMENTS (99.1%)
        (Cost of $473,321,281) (b) ..........                     484,701,423
                                                                -------------
OTHER ASSETS & LIABILITIES, NET (0.9%).......                       4,562,849
                                                                -------------
NET ASSETS (100.0%)..........................                   $ 489,264,272
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Zero coupon bond.
(b) Cost for federal income tax purposes is $473,197,829.

    Columbia Oregon Municipal Bond Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At August 31, 2003, investments in these securities represented 37.2% of holdings.

           ACRONYM                             NAME
           -------                             ----
             AMT                      Alternative Minimum Tax
             IBC                     Insured Bond Certificates
            MBIA               Municipal Bond Insurance Association



COLUMBIA HIGH YIELD FUND
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
CORPORATE NOTES & BONDS (88.9%)
   AEROSPACE &  DEFENSE (3.4%)
     K&F Industries,
        9.625% 12/15/10......................  $ 9,255,000      $  10,041,675
     L-3 Communications Corp.,
        7.625% 06/15/12......................   26,325,000         27,378,000
     TD Funding Corp.,
        Senior Subordinated Notes,
        8.375% 07/15/11 (a)..................   15,275,000         15,962,375
                                                                -------------
                                                                   53,382,050
                                                                -------------
   AMUSEMENT & RECREATION (2.2%)
     Cinemark USA, Inc.,
        9.000% 02/01/13......................   21,490,000         22,886,850
     Speedway Motorsports, Inc.,
        6.750% 06/01/13 (a)..................   12,910,000         12,780,900
                                                                -------------
                                                                   35,667,750
                                                                -------------
   AUTOMOTIVE & AUTO PARTS (2.8%)
     American Axle & Manufacturing, Inc.,
        Senior Subordinated Notes,
        9.750% 03/01/09......................   18,175,000         19,538,125
     Lear Corp., Series B:
        7.960% 05/15/05......................    5,350,000          5,737,875
        8.110% 05/15/09......................   17,175,000         19,193,063
                                                                -------------
                                                                   44,469,063
                                                                -------------


                                                   PAR               VALUE
-----------------------------------------------------------------------------
   BROADCASTING (2.2%)
     Lin Television Corp.,
        6.500% 05/15/13 (a)..................  $14,150,000      $  13,725,500
     Sinclair Broadcasting Group, Inc.:
        8.000% 03/15/12......................   12,710,000         13,250,175
        8.750% 12/15/11......................    6,710,000          7,230,025
                                                                -------------
                                                                   34,205,700
                                                                -------------
   CABLE TV (5.8%)
     British Sky Broadcasting:
        6.875% 02/23/09......................    5,000,000          5,375,000
        7.300% 10/15/06......................    7,425,000          8,111,813
     CSC Holdings, Inc.:
        Senior Notes,
        7.875% 12/15/07......................    3,600,000          3,672,000
        Senior Subordinated Debentures,
        9.875% 02/15/13......................   11,820,000         12,351,900
        Series B,
        8.125% 08/15/09......................    1,550,000          1,600,375
     DirecTV Holding LLC,
        8.375% 03/15/13 (a)..................   20,305,000         22,183,212
     Mediacom LLC:
        9.500% 01/15/13......................    5,800,000          5,858,000
        Series B,
        8.500% 04/15/08......................    6,500,000          6,483,750
     Rogers Cable, Inc.:
        6.250% 06/15/13......................   10,475,000          9,833,406
        7.875% 05/01/12......................   15,900,000         16,675,125
                                                                -------------
                                                                   92,144,581
                                                                -------------
   CAPITAL GOODS (1.4%)
     Kennametal, Inc.,
        7.200% 06/15/12......................   12,970,000         13,433,366
     Wabtec Corp.,
        Senior Notes,
        6.875% 07/31/13 (a)..................    9,185,000          9,093,150
                                                                -------------
                                                                   22,526,516
                                                                -------------
   CASINOS & GAMING (6.3%)
     Harrahs Operating Co., Inc.,
        7.875% 12/15/05......................   25,400,000         27,432,000
     International Game Technology:
        7.875% 05/15/04......................    5,750,000          5,975,693
        8.375% 05/15/09......................    3,575,000          4,185,671
     Park Place Entertainment Corp.:
        7.875% 03/15/10......................      150,000            160,125
        8.875% 09/15/08......................      500,000            550,000
        9.375% 02/15/07......................   30,150,000         33,014,250
     Station Casinos, Inc.:
        8.875% 12/01/08......................   15,297,000         15,947,123
        9.875% 06/01/10......................   12,065,000         13,271,500
                                                                -------------
                                                                  100,536,362
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA HIGH YIELD FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
   CHEMICALS (4.1%)
     Acetex Corp.:
        10.875% 08/01/09.....................  $ 1,690,000      $   1,842,100
        10.875% 08/01/09 (a).................    7,275,000          7,929,750
     Airgas, Inc.,
        9.125% 10/01/11......................   14,618,000         16,152,890
     Equistar Chemicals LP:
        10.125% 09/01/08.....................    7,370,000          7,370,000
        10.625% 05/01/11 (a).................    4,805,000          4,780,975
     Ethyl Corp.,
        8.875% 05/01/10......................   16,400,000         16,564,000
     MacDermid, Inc.,
        9.125% 07/15/11......................    9,520,000         10,472,000
                                                                -------------
                                                                   65,111,715
                                                                -------------
   CONSUMER PRODUCTS (3.3%)
     Hasbro, Inc.:
        6.150% 07/15/08......................   16,620,000         16,827,750
        8.500% 03/15/06......................   14,025,000         15,147,000
     Scotts Co.,
        8.625% 01/15/09......................   18,990,000         19,892,025
                                                                -------------
                                                                   51,866,775
                                                                -------------
   DIVERSIFIED MEDIA (2.0%)
     Lamar Media Corp.:
        7.250% 01/01/13......................    1,700,000          1,763,750
        7.250% 01/01/13 (a)..................   25,058,000         25,997,675
        8.625% 09/15/07......................    3,160,000          3,262,700
                                                                -------------
                                                                   31,024,125
                                                                -------------
   ENERGY (10.1%)
     Chesapeake Energy Corp.:
        7.500% 09/15/13 (a)..................    9,625,000          9,745,313
        8.125% 04/01/11......................    3,050,000          3,187,250
        8.375% 11/01/08......................    6,230,000          6,572,650
        9.000% 08/15/12......................    8,750,000          9,450,000
        Series 1999 B,
        8.500% 03/15/12......................      850,000            892,500
     Grant Prideco:
        9.000% 12/15/09......................   14,995,000         15,782,238
        9.625% 12/01/07......................   12,380,000         13,184,700
     Key Energy Services, Inc.:
        6.375% 05/01/13......................    8,915,000          8,469,250
        8.375% 03/01/08......................    2,560,000          2,675,200
     Offshore Logistics, Inc.,
        6.125% 06/18/13 (a)..................   20,800,000         19,760,000
     Pogo Producing Co.,
        8.250% 04/15/11......................    3,080,000          3,280,200


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Pride International, Inc.:
        9.375% 05/01/07......................  $ 3,228,000      $   3,324,840
        10.000% 06/01/09.....................    6,950,000          7,506,000
     Universal Compressions Inc.,
        7.250% 05/15/10 (a)..................    5,150,000          5,201,500
     Vintage Petroleum, Inc.:
        7.875% 05/15/11......................      500,000            505,000
        8.625% 02/01/09......................    1,000,000          1,025,000
        9.750% 06/30/09......................    7,675,000          8,135,500
     Westport Resources Corp.:
        8.250% 11/01/11......................   20,380,000         21,806,600
        8.250% 11/01/11 (a)..................    1,175,000          1,257,250
     XTO Energy, Inc.:
        6.250% 04/15/13......................    1,600,000          1,600,000
        7.500% 04/15/12......................   15,515,000         16,678,625
                                                                -------------
                                                                  160,039,616
                                                                -------------
   ENVIRONMENTAL (2.4%)
     Allied Waste North America, Inc.,
        Series B,
        10.000% 08/01/09.....................   29,645,000         32,090,713
     Synagro Technologies, Inc.,
        9.500% 04/01/09......................    6,150,000          6,580,500
                                                                -------------
                                                                   38,671,213
                                                                -------------
   FOOD, BEVERAGE & TOBACCO (3.6%)
     Constellation Brands, Inc.:
        8.000% 02/15/08......................    1,500,000          1,582,500
        8.125% 01/15/12......................    9,015,000          9,386,869
        8.500% 03/01/09......................   10,775,000         11,206,000
        8.625% 08/01/06......................    5,100,000          5,457,000
     Cott Beverages, Inc.,
        8.000% 12/15/11......................   27,700,000         28,946,500
                                                                -------------
                                                                   56,578,869
                                                                -------------
   HEALTH CARE (8.3%)
     AdvancePCS,
        8.500% 04/01/08......................    8,775,000          9,257,625
     AmerisourceBergen Corp.:
        7.250% 11/15/12......................   12,280,000         12,402,800
        8.125% 09/01/08......................   17,125,000         18,109,688
     Apogent Technologies, Inc.,
        6.500% 05/15/13 (a)..................    2,150,000          2,117,750
     HCA, Inc.:
        6.910% 06/15/05......................    7,025,000          7,333,552
        7.000% 07/01/07......................    1,000,000          1,050,519
        8.750% 09/01/10......................    7,000,000          7,776,622
     Omnicare, Inc.:
        6.125% 06/01/13......................    3,950,000          3,772,250
        Series B,
        8.125% 03/15/11......................   14,740,000         15,624,400


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Province Healthcare Co.,
        7.500% 06/01/13......................  $12,800,000      $  12,320,000
     Select Medical Corp.:
        7.500% 08/01/13 (a)..................    4,150,000          4,139,625
        9.500% 06/15/09......................   11,275,000         12,177,000
     Triad Hospitals, Inc., Series B,
        8.750% 05/01/09......................   23,100,000         24,601,500
                                                                -------------
                                                                  130,683,331
                                                                -------------
   HOMEBUILDERS (2.4%)
     KB Home:
        7.750% 02/01/10......................    5,050,000          5,151,000
        8.625% 12/15/08......................    6,325,000          6,641,250
        9.500% 02/15/11......................    7,575,000          8,105,250
     Toll Brothers, Inc.,
        8.250% 02/01/11......................    3,200,000          3,392,000
     Toll Corp.:
        7.750% 09/15/07......................    3,670,000          3,761,750
        8.000% 05/01/09......................    5,765,000          6,038,837
        8.125% 02/01/09......................    3,750,000          3,946,875
        8.250% 12/01/11......................    1,250,000          1,325,000
                                                                -------------
                                                                   38,361,962
                                                                -------------
   HOTELS (2.1%)
     Extended Stay America, Inc.:
        9.150% 03/15/08......................   10,890,000         11,216,700
        9.875% 06/15/11......................    9,050,000          9,615,625
     ITT Corp.,
        6.750% 11/15/05......................    6,055,000          6,312,337
     Starwood Hotels & Resorts
        Worldwide, Inc.,
        7.375% 05/01/07......................    5,300,000          5,551,750
                                                                -------------
                                                                   32,696,412
                                                                -------------
   METALS & MINING (2.1%)
     Arch Western Finance LLC,
        6.750% 07/01/13 (a)..................   17,940,000         17,715,750
     Peabody Energy Corp.,
        6.875% 03/15/13......................   15,800,000         15,800,000
                                                                -------------
                                                                   33,515,750
                                                                -------------
   PACKAGING (5.0%)
     Ball Corp.:
        6.875% 12/15/12......................   22,997,000         22,997,000
        6.875% 12/15/12 (a)..................    9,900,000          9,900,000
        7.750% 08/01/06......................    2,850,000          3,056,625
     Owens-Brockway Glass Container:
        8.875% 02/15/09......................    1,000,000          1,050,000
        8.875% 11/15/12......................    1,750,000          1,837,500
     Owens-Illinois, Inc.:
        7.150% 05/15/05......................    8,225,000          8,307,250
        7.350% 05/15/08......................    5,400,000          5,211,000
        8.100% 05/15/07......................    6,400,000          6,464,000


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Silgan Holdings, Inc.,
        9.000% 06/01/09......................  $19,471,000      $  20,152,485
                                                                -------------
                                                                   78,975,860
                                                                -------------
   PAPER & FOREST PRODUCTS (2.9%)
     Abitibi Consolidated, Inc.:
        6.000% 06/20/13......................    4,000,000          3,613,104
        7.875% 08/01/09......................   13,225,000         13,692,662
     Cascades, Inc.,
        7.250% 02/15/13 (a)..................    7,605,000          7,509,937
     Smurfit-Stone Container Corp.,
        8.250% 10/01/12......................    4,580,000          4,740,300
     Stone Container Corp.:
        8.375% 07/01/12......................    5,185,000          5,340,550
        9.750% 02/01/11......................    9,800,000         10,633,000
                                                                -------------
                                                                   45,529,553
                                                                -------------
   PRINTING & PUBLISHING (4.5%)
     Dex Media East LLC,
        12.125% 11/15/12.....................   18,550,000         22,399,125
     Houghton Mifflin Co.,
        9.875% 02/01/13 (a)..................   16,490,000         17,974,100
     Morris Publishing,
        Senior Subordinated Notes,
        7.000% 08/01/13 (a)..................    5,125,000          5,125,000
     R.H. Donnelly Finance Corp.:
        8.875% 12/15/10 (a)..................    1,320,000          1,445,400
        10.875% 12/15/12 (a).................   21,245,000         24,750,425
                                                                -------------
                                                                   71,694,050
                                                                -------------
   RAILROAD (0.4%)
     Kansas City Southern:
        7.500% 06/15/09......................    1,655,000          1,690,169
        9.500% 10/01/08......................    4,550,000          4,965,187
                                                                -------------
                                                                    6,655,356
                                                                -------------
   REAL ESTATE INVESTMENT TRUST (REIT) (1.8%)
     Health Care REIT, Inc.:
        7.500% 08/15/07......................   13,000,000         13,972,543
        8.000% 09/12/12......................      125,000            136,167
     iStar Financial, Inc.
        7.000% 03/15/08......................   10,450,000         10,685,125
        8.750% 08/15/08......................    2,890,000          3,174,087
                                                                -------------
                                                                   27,967,922
                                                                -------------
   RESTAURANTS (2.1%)
     Yum! Brands, Inc.:
        7.450% 05/15/05......................    1,810,000          1,905,025
        7.650% 05/15/08......................    4,050,000          4,363,875
        7.700% 07/01/12......................    5,315,000          5,673,762
        8.500% 04/15/06......................    3,965,000          4,331,763
        8.750% 04/15/11......................   15,585,000         17,572,087
                                                                -------------
                                                                   33,846,512
                                                                -------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA HIGH YIELD FUND (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
   SERVICES (5.3%)
     Corrections Corp. of America:
        7.500% 05/01/11......................  $12,800,000     $   12,992,000
        Senior Subordinated Notes,
        7.500% 05/01/11 (a)..................   16,600,000         16,849,000
     Iron Mountain, Inc.:
        7.750% 01/15/15......................    6,875,000          7,012,500
        8.250% 07/01/11......................    1,120,000          1,164,800
        8.625% 04/01/13......................   24,250,000         25,220,000
     United Rentals, Inc.,
        Series B:
        8.800% 08/15/08......................    8,175,000          8,011,500
        9.250% 01/15/09......................    7,495,000          7,457,525
        9.500% 06/01/08......................    3,700,000          3,700,000
        10.750% 04/15/08.....................    1,000,000          1,100,000
                                                               --------------
                                                                   83,507,325
                                                               --------------
   SHIPPING (1.0%)
     Teekay Shipping Corp.,
        8.875% 07/15/11......................   14,181,000         15,404,111
                                                               --------------
   TELECOMMUNICATIONS (1.4%)
     Nextel Communications, Inc.:
        9.375% 11/15/09......................   12,525,000         13,527,000
        9.750% 10/31/07......................    7,000,000          7,210,000
        9.950% 02/15/08......................    2,000,000          2,095,000
                                                               --------------
                                                                   22,832,000
                                                               --------------

Total Corporate Notes & Bonds
        (Cost of $1,391,634,815).............                   1,407,894,479
                                                               --------------
SHORT-TERM OBLIGATION (9.3%)
     Repurchase agreement with State
        Street Bank & Trust Co., dated
        08/29/03, due 09/02/03 at 0.860%,
        collateralized by U.S. Treasury
        Notes with various maturities to
        11/30/04, market value $150,445,944
        (repurchase proceeds $147,498,570)
        (Cost of $147,488,000)...............  147,488,000        147,488,000
                                                               --------------
TOTAL INVESTMENTS (98.2%)
        (Cost of $1,539,122,815) (b).........                   1,555,382,479
                                                               --------------
OTHER ASSETS & LIABILITIES, NET (1.8%).......                      28,732,583
                                                               --------------
NET ASSETS (100.0%)..........................                  $1,584,115,062
                                                               ==============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2003, the value of these securities amounted to $255,947,587, which represents 16.2% of net assets.
(b) Cost for federal income tax purposes is $1,542,968,965.


COLUMBIA DAILY INCOME COMPANY
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (20.1%)
     Federal National Mortgage Association (FNMA):
        1.040% 10/01/03......................  $15,500,000      $  15,486,567
        1.060% 11/26/03......................   15,000,000         14,962,017
        4.750% 11/14/03......................   16,298,000         16,416,125
     Federal Home Loan Bank (FHLB):
        1.050% 10/03/03......................   16,400,000         16,384,693
        1.150% 09/24/03 (a)..................   11,500,000         11,491,551
        2.500% 11/14/03......................    4,800,000          4,812,078
        3.125% 11/14/03......................    6,010,000          6,032,637
        6.375% 11/14/03......................    6,200,000          6,265,454
     Federal Home Loan Mortgage Corp. (FHLMC):
        1.040% 10/14/03......................   10,300,000         10,287,205
        1.055% 10/30/03......................    8,200,000          8,185,822
        5.250% 02/15/04......................   20,000,000         20,367,225
        6.375% 11/15/03......................    3,529,000          3,566,822
     Student Loan Marketing Association (SLMA):
        1.067% 11/20/03 (a)..................   26,500,000         26,499,895
        1.077% 02/19/04 (a)..................   20,000,000         20,000,000
                                                                -------------
Total U.S. Government Agencies
        (Cost of $180,758,091)...............                     180,758,091
                                                                -------------
COMMERCIAL PAPER (79.9%)
     Abbey National North America LLC:
        1.010% 09/05/03......................    6,000,000          5,999,327
        1.100% 09/30/03......................   12,000,000         11,990,237
     Abbott Laboratories,
        1.010% 09/03/03 (b)(c)...............    5,200,000          5,199,708
     American Express Credit Corp.,
        1.010% 09/30/03......................   18,000,000         17,985,355
     American General Finance Corp.:
        1.010% 09/25/03......................   13,500,000         13,490,910
        1.010% 10/23/03......................    9,000,000          8,986,870
     American Honda Finance:
        1.020% 09/10/03......................    4,700,000          4,698,802
        1.030% 09/08/03......................    7,000,000          6,998,598
        1.050% 10/08/03......................    6,300,000          6,293,201


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   PAR              VALUE
-----------------------------------------------------------------------------
     Archer Daniels Midland Co.:
        1.020% 09/09/03 (b)(c)...............  $ 5,500,000      $   5,498,753
        1.020% 09/23/03 (b)(c)...............   10,000,000          9,993,767
     Banc One Corp.,
        1.050% 10/31/03......................   18,000,000         17,968,500
     Barclays U.S. Funding Corp.,
        1.040% 10/28/03......................   20,000,000         19,967,067
     BellSouth Corp.:
        1.020% 09/18/03 (b)(c)...............    3,300,000          3,298,411
        1.020% 09/19/03 (b)(c)...............   10,000,000          9,994,900
     Brown-Forman Corp.,
        1.010% 09/12/03......................    9,400,000          9,397,099
     Caterpillar Financial Services Corp.:
        1.020% 09/16/03......................    5,265,000          5,262,762
        1.020% 09/22/03......................    4,305,000          4,302,439
     Chevron UK Investment PLC:
        0.910% 09/18/03 (a)..................    6,500,000          6,497,207
        1.010% 09/08/03......................    9,000,000          8,998,233
        1.010% 09/22/03......................    9,000,000          8,994,698
     Citicorp:
        1.010% 10/02/03......................    8,300,000          8,292,781
        1.060% 09/04/03......................   14,600,000         14,598,710
     Clorox Corp.,
        0.980% 09/11/03......................   13,000,000         12,996,461
     Coca-Cola Co.:
        0.880% 09/09/03......................   10,000,000          9,998,044
        1.020% 10/07/03......................   13,000,000         12,986,740
     Deutsche Bank Financial,
        1.025% 09/29/03......................   18,000,000         17,985,650
     Diageo Capital PLC:
        1.000% 10/15/03 (b)..................   11,500,000         11,485,944
        1.000% 10/20/03 (b)..................    2,000,000          1,997,278
     E.I. Du Pont de Nemours & Co.:
        1.000% 09/03/03......................    8,400,000          8,399,533
        1.010% 09/26/03......................   10,000,000          9,992,986
     Exxon Asset Management Co.,
        1.000% 09/10/03......................   15,000,000         14,996,250
     Gannett, Inc.:
        1.020% 09/04/03 (b)(c)...............    4,300,000          4,299,635
        1.050% 09/08/03 (b)(c)...............    4,600,000          4,599,061
     General Electric Capital Corp.:
        1.060% 10/16/03......................    8,600,000          8,588,605
        1.220% 09/10/03......................   14,000,000         13,995,730
     Goldman Sachs Group, Inc.,
        1.020% 11/04/03......................   13,000,000         12,976,427
     Household Finance Corp.:
        1.020% 09/02/03......................    4,600,000          4,599,870
        1.200% 09/02/03......................    9,000,000          8,999,700


                                                   PAR               VALUE
-----------------------------------------------------------------------------
     J.P. Morgan Chase & Co.,
        1.010% 10/22/03......................  $ 9,000,000      $   8,987,123
     Lubrizol Corp.:
        1.010% 10/10/03 (b)(c)...............   10,400,000         10,388,621
        1.180% 09/15/03 (b)(c)...............    5,300,000          5,297,568
     McGraw-Hill, Inc.,
        1.150% 09/17/03......................   14,000,000         13,992,844
     Merck & Co., Inc.,
        1.040% 10/20/03......................   22,000,000         21,968,858
     MetLife Funding, Inc.,
        1.010% 10/30/03......................   11,000,000         10,981,792
     Nestle Capital Corp.:
        1.020% 09/12/03 (b)..................   15,400,000         15,395,200
        1.030% 09/19/03 (b)..................    7,300,000          7,296,240
     Nike, Inc.,
        1.010% 09/17/03......................   10,000,000          9,995,511
     PACCAR Financial Corp.:
        1.010% 09/03/03......................    6,300,000          6,299,647
        1.010% 10/27/03......................    5,100,000          5,091,987
        1.020% 09/26/03......................    6,700,000          6,695,254
     Private Export Funding Corp.:
        1.000% 12/17/03 (b)(c)...............   11,600,000         11,565,522
        1.000% 01/15/04 (b)(c)...............   10,000,000          9,962,222
     Procter & Gamble Co.:
        1.020% 10/06/03......................   14,200,000         14,185,918
        1.020% 10/29/03......................    8,500,000          8,486,032
     Prudential Funding Corp.,
        1.040% 09/26/03......................   18,000,000         17,987,000
     Pzifer, Inc.:
        1.010% 09/16/03 (b)..................   10,700,000         10,695,497
        1.020% 10/02/03 (b)..................   12,000,000         11,989,460
     Royal Bank of Scotland PLC,
        1.030% 09/15/03......................   18,000,000         17,992,790
     San Paolo U.S. Finance Co.,
        1.070% 09/12/03......................   18,000,000         17,994,115
     Schering-Plough Corp.,
        1.040% 09/18/03......................   13,300,000         13,293,468
     Shell Finance:
        1.020% 10/15/03......................    5,500,000          5,493,143
        1.050% 11/17/03......................   12,000,000         11,973,050
     Societe Generale of North America, Inc.,
        1.020% 10/08/03......................   18,000,000         17,981,130
     UBS Finance, Inc.,
        1.010% 09/05/03......................    6,000,000          5,999,327
     Verizon Network Funding Corp.:
        1.030% 09/25/03......................   10,000,000          9,993,133
        1.030% 10/03/03......................    6,000,000          5,994,507
     Wal-Mart Stores, Inc.,
        1.030% 09/03/03......................    7,600,000          7,599,565


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA DAILY INCOME COMPANY (CONT.)
AUGUST 31, 2003

                                                   PAR               VALUE
-----------------------------------------------------------------------------
     Washington Post Co.:
        1.030% 10/14/03 (b)(c)...............  $12,000,000      $  11,985,237
        1.040% 10/09/03 (b)(c)...............    5,600,000          5,593,852
     Wells Fargo & Co.,
        1.010% 09/05/03......................    5,200,000          5,199,416
                                                                -------------
Total Commercial Paper
        (Cost of $717,961,278)...............                     717,961,278
                                                                -------------
SHORT-TERM OBLIGATION (0.1%)
     Repurchase agreement with State
        Street Bank & Trust Co., dated
        08/29/03, due 09/02/03 at 0.860%,
        collateralized by a U.S. Treasury
        Note maturing 07/15/06,
        market value of $641,275
        (repurchase proceeds $627,060)
        (Cost of $627,000)...................      627,000            627,000
                                                                -------------
TOTAL INVESTMENTS (100.1%)
        (Cost of $899,346,369) (d)...........                     899,346,369
                                                                -------------
OTHER ASSETS & LIABILITIES, NET (-0.1%)......                      (1,182,488)
                                                                -------------
NET ASSETS (100.0%)..........................                   $ 898,163,881
                                                                =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Floating rate note whose interest rate is reset periodically based on an index. The interest rate shown reflects the rate in effect at August 31, 2003.
(b) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who are purchasing the securities for investments and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At August 31, 2003, the aggregate amortized cost of the Fund's private placement securities were $156,536,876 which represents 17.4% of net assets. None of these securities were deemed illiquid.
(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2003, the value of these securities amounted to $97,677,257, which represents 10.9% of net assets.
(d) Cost for both financial statements and federal income tax purposes is the same.


                 See Accompanying Notes to Financial Statements

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                                       131

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

COLUMBIA FUNDS
AUGUST 31, 2003



                                                      COMMON                        INTERNATIONAL       MID CAP       SMALL CAP
                                                       STOCK           GROWTH           STOCK           GROWTH         GROWTH
                                                       FUND             FUND            FUND             FUND           FUND
                                                    ------------   --------------    ------------   --------------   ------------
ASSETS:
  Investments, at identified cost
   (including short-term obligations) ............  $364,472,970   $  760,406,748    $246,263,827   $  844,965,814   $495,190,366
                                                    ============   ==============    ============   ==============   ============
  Investments, at value...........................  $426,469,781   $  923,538,636    $268,812,068   $1,020,412,185   $601,816,384
  Repurchase agreement............................    13,193,000       17,932,000       6,616,000       28,145,000     39,723,000
                                                    ------------   --------------    ------------   --------------   ------------
    Total investments, at value...................  $439,662,781   $  941,470,636    $275,428,068   $1,048,557,185   $641,539,384
  Cash............................................           165              800             946              209              7
  Foreign currency (cost of $10,578,470)..........            --               --      10,579,591               --             --
  Receivable for:
    Investments sold..............................     8,649,914       17,766,439       8,205,472        3,755,645      2,306,558
    Capital stock sold............................       379,708          868,115       1,534,814        1,417,456      3,379,476
    Interest......................................           946            1,285             474            2,017          2,847
    Dividends.....................................       404,165          605,391         731,132          256,368        130,275
  Expense reimbursement or waiver
   due from Advisor or Distributor ...............            --           12,384              --               --             --
  Prepaid expense.................................        15,887               --              --            7,791             --
  Deferred compensation plan......................            --            1,927           5,892            2,185             --
  Other assets....................................            46               --              --           24,850             --
                                                    ------------   --------------    ------------   --------------   ------------
  Total assets....................................   449,113,612      960,726,977     296,486,389    1,054,023,706    647,358,547
                                                    ------------   --------------    ------------   --------------   ------------
LIABILITIES:
  Payable to custodian bank.......................            --               --              --               --             --
  Payable for:
    Investments purchased on a
     delayed delivery basis ......................            --               --              --               --             --
    Investments purchased ........................     5,249,568       29,688,795      14,065,242       12,869,002      8,560,944
    Capital stock redeemed .......................    14,743,830          359,055         140,052          911,439        388,195
    Distributions ................................            --               --              --               --             --
    Investment management fee ....................       221,831          457,089         212,016          723,752        504,177
    Transfer agent fee ...........................       144,365          249,724         149,304          142,697        184,414
    Pricing and bookkeeping fees .................         3,789            8,405           2,464            7,983          3,453
    Expenses received at merger  .................            --           77,730          12,405           62,871             --
    Directors' fees ..............................         5,211            5,716           4,189            5,643          1,000
    Audit fee ....................................        26,150           27,140          35,061           25,980         29,410
    Distribution and service fees ................           734            6,230          11,708           12,735             --
    Custody fee ..................................         3,984            6,591          23,000            4,400         13,060
    Reports to shareholders ......................        75,866           82,870          31,287           64,332         41,343
  Deferred compensation plan .....................            --            1,927           5,892            2,185             --
  Foreign capital gains tax payable ..............            --               --         456,569               --             --
  Other liabilities ..............................        13,566           19,453           5,641           16,834         16,978
                                                    ------------   --------------    ------------   --------------   ------------
  Total liabilities...............................    20,488,894       30,990,725      15,154,830       14,849,853      9,742,974
                                                    ------------   --------------    ------------   --------------   ------------
NET ASSETS........................................  $428,624,718   $  929,736,252    $281,331,559   $1,039,173,853   $637,615,573
                                                    ============   ==============    ============   ==============   ============
NET ASSETS consist of:
  Paid-in capital ................................  $500,230,887   $1,215,080,384    $314,914,091   $1,103,720,347   $700,372,092
  Undistributed (overdistributed)
   net investment income .........................     1,506,446           (1,289)      1,284,980           (2,185)       180,997
  Accumulated net realized gain (loss) ...........  (148,302,426)    (466,406,731)    (63,576,936)    (268,135,680)  (209,286,534)
  Unrealized appreciation (depreciation) on:
    Investments ..................................    75,189,811      181,063,888      29,164,241      203,591,371    146,349,018
    Foreign currency translations ................            --               --         (81,562)              --             --
    Foreign capital gains tax.....................            --               --        (373,255)              --             --
                                                    ------------   --------------    ------------   --------------   ------------
NET ASSETS........................................  $428,624,718   $  929,736,252    $281,331,559   $1,039,173,853   $637,615,573
                                                    ============   ==============    ============   ==============   ============






                                                     REAL ESTATE                    STRATEGIC                         SHORT TERM
                                                       EQUITY      TECHNOLOGY       INVESTOR         BALANCED            BOND
                                                        FUND          FUND            FUND             FUND              FUND
                                                    ------------   -----------     ------------     ------------     ------------
ASSETS:
  Investments, at identified cost
   (including short-term obligations) ............  $706,602,299   $19,360,558     $250,911,114     $590,741,807     $562,536,624
                                                    ============   ===========     ============     ============     ============
  Investments, at value...........................  $852,324,509   $18,367,164     $235,998,817     $629,718,748     $469,201,868
  Repurchase agreement............................    45,627,000     4,200,000       56,287,000       37,340,000       94,242,000
                                                    ------------   -----------     ------------     ------------     ------------
    Total investments, at value...................  $897,951,509   $22,567,164     $292,285,817     $667,058,748     $563,443,868
  Cash............................................           577     1,810,691              295           45,466           17,143
  Foreign currency (cost of $10,578,470)..........            --            --               --               --               --
  Receivable for:
    Investments sold..............................     5,933,777       205,553        2,890,953       10,537,501       10,769,818
    Capital stock sold............................     1,821,455        81,034        1,294,632        1,480,529          999,582
    Interest......................................         3,270           301            4,034        1,962,085        3,420,907
    Dividends.....................................       971,091         5,205          341,503          392,415               --
  Expense reimbursement or waiver
   due from Advisor or Distributor ...............            --        68,855           18,418               --          225,456
  Prepaid expense.................................         1,609            --           15,315           15,514           10,903
  Deferred compensation plan......................            --            --            8,492               --            2,979
  Other assets....................................            --            --               --               --               --
                                                    ------------   -----------     ------------     ------------     ------------
  Total assets....................................   906,683,288    24,738,803      296,859,459      681,492,258      578,890,656
                                                    ------------   -----------     ------------     ------------     ------------
LIABILITIES:
  Payable to custodian bank.......................            --            --               --               --               --
  Payable for:
    Investments purchased on a
     delayed delivery basis ......................            --            --               --       19,361,334       28,068,528
    Investments purchased ........................            --     3,327,163        4,645,125        5,093,710              --
    Capital stock redeemed .......................       417,684        49,212          169,391       11,308,104          770,961
    Distributions ................................            --            --               --               --          402,698
    Investment management fee ....................       562,285        14,845          178,417          276,779          221,365
    Transfer agent fee ...........................       222,392        12,962           94,300          135,534           68,846
    Pricing and bookkeeping fees .................         7,356         2,083            1,820            8,064            4,538
    Expenses received at merger  .................            --            --           16,283               --           43,101
    Directors' fees ..............................         6,216         1,456            3,017            7,109           12,107
    Audit fee ....................................        21,430        17,100           25,920           29,097           27,690
    Distribution and service fees ................        11,136         1,501           16,994            4,149           51,915
    Custody fee ..................................         2,811         1,108            7,590            5,503            2,200
    Reports to shareholders ......................        52,983         4,802            9,915           51,888           19,739
  Deferred compensation plan .....................            --            --            8,492               --            2,979
  Foreign capital gains tax payable ..............            --            --               --               --               --
  Other liabilities ..............................        25,475         7,084           14,174           19,630           17,912
                                                    ------------   -----------     ------------     ------------     ------------
  Total liabilities...............................     1,329,768     3,439,316        5,191,438       36,300,901       29,714,579
                                                    ------------   -----------     ------------     ------------     ------------
NET ASSETS........................................  $905,353,520   $21,299,487     $291,668,021     $645,191,357     $549,176,077
                                                    ============   ===========     ============     ============     ============
NET ASSETS consist of:
  Paid-in capital ................................  $720,937,077   $24,015,762     $278,978,811     $717,293,000     $550,334,561
  Undistributed (overdistributed)
   net investment income .........................     4,718,014            --        1,354,437        1,622,249            5,674
  Accumulated net realized gain (loss) ...........   (11,650,781)   (5,922,881)     (30,039,854)    (150,040,833)      (2,071,402)
  Unrealized appreciation (depreciation) on:
    Investments ..................................   191,349,210     3,206,606       41,374,703       76,316,941          907,244
    Foreign currency translations ................            --            --              (76)              --               --
    Foreign capital gains tax.....................            --            --               --               --               --
                                                    ------------   -----------     ------------     ------------     ------------
NET ASSETS........................................  $905,353,520   $21,299,487     $291,668,021     $645,191,357     $549,176,077
                                                    ============   ===========     ============     ============     ============





                                                                    NATIONAL          OREGON
                                                    FIXED INCOME    MUNICIPAL        MUNICIPAL                           DAILY
                                                    SECURITIES       BOND              BOND         HIGH YIELD          INCOME
                                                       FUND          FUND              FUND            FUND             COMPANY
                                                    ------------   -----------     ------------   --------------      ------------
ASSETS:
  Investments, at identified cost
   (including short-term obligations) ............  $568,251,735   $15,266,214     $473,321,281   $1,539,122,815      $899,346,369
                                                    ============   ===========     ============   ==============      ============
  Investments, at value...........................  $520,957,468   $15,690,670     $484,701,423   $1,407,894,479      $899,346,369
  Repurchase agreement............................    54,303,000           --                --      147,488,000              --
                                                    ------------   -----------     ------------   --------------      ------------
    Total investments, at value...................  $575,260,468   $15,690,670     $484,701,423   $1,555,382,479      $899,346,369
  Cash............................................           322            --               --              501               380
  Foreign currency (cost of $10,578,470)..........            --            --               --               --                --
  Receivable for:
    Investments sold..............................     7,663,830            --               --        1,076,702                --
    Capital stock sold............................       827,237       206,865          261,697        8,808,340         1,711,891
    Interest......................................     4,675,359       205,682        6,008,418       28,945,740           637,518
    Dividends.....................................            --            --               --               --                --
  Expense reimbursement or waiver
   due from Advisor or Distributor ...............            --        73,045              --                --                --
  Prepaid expense.................................            --            --           23,556           60,613               930
  Deferred compensation plan......................            --            --               --               --                --
  Other assets....................................       215,943           595               --               --           573,525
                                                    ------------   -----------     ------------   --------------      ------------
  Total assets....................................   588,643,159    16,176,857      490,995,094    1,594,274,375       902,270,613
                                                    ------------   -----------     ------------   --------------      ------------
LIABILITIES:
  Payable to custodian bank.......................            --       117,684               --               --              --
  Payable for:
    Investments purchased on a
     delayed delivery basis ......................    66,702,310            --               --               --                --
    Investments purchased ........................            --            --               --        4,544,249                --
    Capital stock redeemed .......................       856,274       207,633        1,121,164        1,992,422         3,177,422
    Distributions ................................            --         4,090          164,579        2,237,699                --
    Investment management fee ....................       227,763         6,948          209,165          754,317           426,069
    Transfer agent fee ...........................       119,136         7,001          159,865          207,200           382,178
    Pricing and bookkeeping fees .................         8,402         2,073            4,026           10,753             8,600
    Expenses received at merger  .................            --            --               --               --                --
    Directors' fees ..............................         5,749         3,745            4,653            3,499             3,000
    Audit fee ....................................        28,360        23,500           27,720           30,430            27,430
    Distribution and service fees ................         9,096         1,026            3,673          236,669                --
    Custody fee ..................................         4,643         1,145            4,661            2,699             7,200
    Reports to shareholders ......................        39,832         7,495           24,003           57,400            70,643
  Deferred compensation plan .....................            --            --               --               --                --
  Foreign capital gains tax payable ..............            --            --               --               --                --
  Other liabilities ..............................        50,997        10,975            7,313           81,976             4,190
                                                    ------------   -----------     ------------   --------------      ------------
  Total liabilities...............................    68,052,562       393,315        1,730,822       10,159,313         4,106,732
                                                    ------------   -----------     ------------   --------------      ------------
NET ASSETS........................................  $520,590,597   $15,783,542     $489,264,272   $1,584,115,062      $898,163,881
                                                    ============   ===========     ============   ==============      ============
NET ASSETS consist of:
  Paid-in capital ................................  $517,246,964   $15,300,439     $474,398,468   $1,607,390,431      $898,163,881
  Undistributed (overdistributed)
   net investment income .........................      (760,011)        2,584          141,548       (3,743,314)               --
  Accumulated net realized gain (loss) ...........    (2,905,089)       56,063        3,344,114      (35,791,719)               --
  Unrealized appreciation (depreciation) on:
    Investments ..................................     7,008,733       424,456       11,380,142       16,259,664                --
    Foreign currency translations ................            --            --               --               --                --
    Foreign capital gains tax.....................            --            --               --               --                --
                                                    ------------   -----------     ------------   --------------      ------------
NET ASSETS........................................  $520,590,597   $15,783,542     $489,264,272   $1,584,115,062      $898,163,881
                                                    ============   ===========     ============   ==============      ============


                 See Accompanying Notes to Financial Statements

                                 132-133 Spread

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

COLUMBIA FUNDS
AUGUST 31, 2003



                                                     COMMON                       INTERNATIONAL      MID CAP        SMALL CAP
                                                      STOCK         GROWTH            STOCK          GROWTH          GROWTH
                                                      FUND           FUND             FUND            FUND            FUND
                                                   ------------   ------------    -------------    ------------    ------------
NET ASSETS:
Class A Shares...................................  $    223,254   $  4,229,024    $  21,664,244    $  4,525,070              --
                                                   ============   ============    =============    ============    ============
Class B Shares...................................  $    619,972   $    792,602    $  10,315,869    $  4,242,490              --
                                                   ============   ============    =============    ============    ============
Class D Shares...................................  $    112,206   $    293,593    $     632,968    $    737,417              --
                                                   ============   ============    =============    ============    ============
Class G Shares...................................            --   $ 14,810,013               --    $    805,674              --
                                                   ============   ============    =============    ============    ============
Class T Shares...................................            --             --               --    $ 29,920,340              --
                                                   ============   ============    =============    ============    ============
Class Z Shares...................................  $427,669,286   $909,611,020    $ 248,718,478    $998,942,862    $637,615,573
                                                   ============   ============    =============    ============    ============
SHARES OUTSTANDING:
Class A Shares...................................        12,968        171,867        1,909,647         250,188              --
                                                   ============   ============    =============    ============    ============
Class B Shares...................................        36,217         32,392          918,237         235,937              --
                                                   ============   ============    =============    ============    ============
Class D Shares...................................         6,559         11,995           56,142          41,022              --
                                                   ============   ============    =============    ============    ============
Class G Shares...................................            --        604,800               --          44,817              --
                                                   ============   ============    =============    ============    ============
Class T Shares...................................            --             --               --       1,650,781              --
                                                   ============   ============    =============    ============    ============
Class Z Shares...................................    24,773,591     36,833,293       21,815,738      54,986,248      29,493,262
                                                   ============   ============    =============    ============    ============

CLASS A SHARES:
Net asset value per share (a)....................  $      17.22   $      24.61    $       11.34    $      18.09              --
                                                   ============   ============    =============    ============    ============
Maximum sales charge.............................          5.75%          5.75%            5.75%           5.75%             --
                                                   ============   ============    =============    ============    ============
Maximum offering price per share (b).............  $      18.27   $      26.11    $       12.03    $      19.19              --
                                                   ============   ============    =============    ============    ============

CLASS B SHARES:
Net asset value and offering price
 per share (a) ..................................  $      17.12   $      24.47    $       11.23    $      17.98              --
                                                   ============   ============    =============    ============    ============
CLASS D SHARES:
Net asset value per share (a)....................  $      17.11   $      24.48    $       11.27    $      17.98              --
                                                   ============   ============    =============    ============    ============
Maximum sales charge.............................          1.00%          1.00%            1.00%           1.00%             --
                                                   ============   ============    =============    ============    ============
Maximum offering price per share (b).............  $      17.28   $      24.73    $       11.38    $      18.16              --
                                                   ============   ============    =============    ============    ============
CLASS G SHARES:
Net asset value and offering price
 per share (a) ..................................            --   $      24.49               --    $      17.98              --
                                                   ============   ============    =============    ============    ============
CLASS T SHARES:
Net asset value per share (a)....................            --             --               --    $      18.12              --
                                                   ============   ============    =============    ============    ============
Maximum sales charge.............................            --             --               --            5.75%             --
                                                   ============   ============    =============    ============    ============
Maximum offering price per share (b).............            --             --               --    $      19.23              --
                                                   ============   ============    =============    ============    ============
CLASS Z SHARES:
Net asset value and offering
 price per share (c)                               $      17.26   $      24.70    $       11.40    $      18.17    $      21.62
                                                   ============   ============    =============    ============    ============





                                                    REAL ESTATE                    STRATEGIC                       SHORT TERM
                                                      EQUITY       TECHNOLOGY      INVESTOR        BALANCED          BOND
                                                       FUND           FUND           FUND            FUND            FUND
                                                   ------------   ------------    ------------    ------------    ------------
NET ASSETS:
Class A Shares...................................  $ 12,364,384   $    375,708    $ 60,112,271    $    670,002    $ 37,261,134
                                                   ============   ============    ============    ============    ============
Class B Shares...................................  $  4,776,082   $  1,245,676    $  3,397,500    $  3,348,724    $ 26,965,425
                                                   ============   ============    ============    ============    ============
Class D Shares...................................  $  3,466,499   $     14,764    $    704,480    $    770,465    $ 18,512,248
                                                   ============   ============    ============    ============    ============
Class G Shares...................................            --             --              --              --    $  1,614,404
                                                   ============   ============    ============    ============    ============
Class T Shares...................................            --             --              --              --    $ 28,229,557
                                                   ============   ============    ============    ============    ============
Class Z Shares...................................  $884,746,555   $ 19,663,339    $227,453,770    $640,402,166    $436,593,309
                                                   ============   ============    ============    ============    ============
SHARES OUTSTANDING:
Class A Shares...................................       587,787         63,600       3,769,506          34,934       4,321,054
                                                   ============   ============    ============    ============    ============
Class B Shares...................................       227,059        212,608         214,760         174,795       3,127,172
                                                   ============   ============    ============    ============    ============
Class D Shares...................................       164,802          2,509          44,563          40,201       2,146,834
                                                   ============   ============    ============    ============    ============
Class G Shares...................................            --             --              --              --         187,220
                                                   ============   ============    ============    ============    ============
Class T Shares...................................            --             --              --              --       3,273,725
                                                   ============   ============    ============    ============    ============
Class Z Shares...................................    42,017,490      3,314,033      14,230,455      33,366,854      50,631,617
                                                   ============   ============    ============    ============    ============

CLASS A SHARES:
Net asset value per share (a)....................  $      21.04   $       5.91    $      15.95    $      19.18    $       8.62
                                                   ============   ============    ============    ============    ============
Maximum sales charge.............................          5.75%          5.75%           5.75%           5.75%           4.75%
                                                   ============   ============    ============    ============    ============
Maximum offering price per share (b).............  $      22.32   $       6.27    $      16.92    $      20.35    $       9.05
                                                   ============   ============    ============    ============    ============

CLASS B SHARES:
Net asset value and offering price
 per share (a) ..................................  $      21.03   $       5.86    $      15.82    $      19.16    $       8.62
                                                   ============   ============    ============    ============    ============
CLASS D SHARES:
Net asset value per share (a)....................  $      21.03   $       5.88    $      15.81    $      19.17    $       8.62
                                                   ============   ============    ============    ============    ============
Maximum sales charge.............................          1.00%          1.00%           1.00%           1.00%           1.00%
                                                   ============   ============    ============    ============    ============
Maximum offering price per share (b).............  $      21.24   $       5.94    $      15.97    $      19.36    $       8.71
                                                   ============   ============    ============    ============    ============
CLASS G SHARES:
Net asset value and offering price
 per share (a) ..................................            --             --              --              --    $       8.62
                                                   ============   ============    ============    ============    ============
CLASS T SHARES:
Net asset value per share (a)....................            --             --              --              --    $       8.62
                                                   ============   ============    ============    ============    ============
Maximum sales charge.............................            --             --              --              --            4.75%
                                                   ============   ============    ============    ============    ============
Maximum offering price per share (b).............            --             --              --              --    $       9.05
                                                   ============   ============    ============    ============    ============
CLASS Z SHARES:
Net asset value and offering
 price per share (c)                               $      21.06   $       5.93    $      15.98    $      19.19    $       8.62
                                                   ============   ============    ============    ============    ============





                                                                      NATIONAL        OREGON
                                                   FIXED INCOME      MUNICIPAL       MUNICIPAL                           DAILY
                                                    SECURITIES         BOND            BOND          HIGH YIELD          INCOME
                                                       FUND            FUND            FUND             FUND            COMPANY
                                                   -------------    -----------    -------------   --------------    -------------
NET ASSETS:
Class A Shares...................................  $   7,503,053    $   398,047    $   2,138,261   $  193,266,504               --
                                                   =============    ===========    =============   ==============    =============
Class B Shares...................................  $   4,409,662    $   593,473    $     999,476   $   89,949,828               --
                                                   =============    ===========    =============   ==============    =============
Class D Shares...................................  $   2,631,679    $   442,612    $     699,530   $  103,558,697               --
                                                   =============    ===========    =============   ==============    =============
Class G Shares...................................             --             --               --               --               --
                                                   =============    ===========    =============   ==============    =============
Class T Shares...................................             --             --               --               --               --
                                                   =============    ===========    =============   ==============    =============
Class Z Shares...................................  $ 506,046,203    $14,349,410    $ 485,427,005   $1,197,340,033    $ 898,163,881
                                                   =============    ===========    =============   ==============    =============
SHARES OUTSTANDING:
Class A Shares...................................        562,534         39,390          174,556       22,771,369               --
                                                   =============    ===========    =============   ==============    =============
Class B Shares...................................        330,620         58,727           81,594       10,598,416               --
                                                   =============    ===========    =============   ==============    =============
Class D Shares...................................        197,313         43,798           57,107       12,201,596               --
                                                   =============    ===========    =============   ==============    =============
Class G Shares...................................             --             --               --               --               --
                                                   =============    ===========    =============   ==============    =============
Class T Shares...................................             --             --               --               --               --
                                                   =============    ===========    =============   ==============    =============
Class Z Shares...................................     37,941,343      1,419,965       39,628,266      141,076,041      898,163,881
                                                   =============    ===========    =============   ==============    =============

CLASS A SHARES:
Net asset value per share (a)....................  $       13.34    $     10.11    $       12.25   $         8.49               --
                                                   =============    ===========    =============   ==============    =============
Maximum sales charge.............................           4.75%         4.75%             4.75%            4.75%              --
                                                   =============    ===========    =============   ==============    =============
Maximum offering price per share (b).............  $       14.01    $     10.61    $       12.86   $         8.91               --
                                                   =============    ===========    =============   ==============    =============

CLASS B SHARES:
Net asset value and offering price
 per share (a) ..................................  $       13.34    $     10.11    $       12.25   $         8.49               --
                                                   =============    ===========    =============   ==============    =============
CLASS D SHARES:
Net asset value per share (a)....................  $       13.34    $     10.11    $       12.25   $         8.49               --
                                                   =============    ===========    =============   ==============    =============
Maximum sales charge.............................           1.00%         1.00%             1.00%            1.00%              --
                                                   =============    ===========    =============   ==============    =============
Maximum offering price per share (b).............  $       13.47    $     10.21    $       12.37   $         8.58               --
                                                   =============    ===========    =============   ==============    =============
CLASS G SHARES:
Net asset value and offering price
 per share (a) ..................................             --             --               --               --               --
                                                   =============    ===========    =============   ==============    =============
CLASS T SHARES:
Net asset value per share (a)....................             --             --               --               --               --
                                                   =============    ===========    =============   ==============    =============
Maximum sales charge.............................             --            --                --               --               --
                                                   =============    ===========    =============   ==============    =============
Maximum offering price per share (b).............             --             --               --               --               --
                                                   =============    ===========    =============   ==============    =============
CLASS Z SHARES:
Net asset value and offering
 price per share (c)                               $       13.34    $     10.11    $       12.25   $         8.49    $        1.00
                                                   =============    ===========    =============   ==============    =============


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Redemption price per share is equal to net asset value less any applicable redemption fee.


                 See Accompanying Notes to Financial Statements

                                 134-135 Spread

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

COLUMBIA FUNDS
FOR THE PERIOD ENDED AUGUST 31, 2003 (a)



                                                      COMMON                       INTERNATIONAL      MID CAP        SMALL CAP
                                                       STOCK          GROWTH          STOCK           GROWTH          GROWTH
                                                       FUND            FUND           FUND             FUND            FUND
                                                   ------------    ------------    -------------   ------------    ------------
NET INVESTMENT INCOME:
INCOME:
   Interest......................................  $     77,151    $     74,263    $      82,768   $    357,340    $    146,609
   Dividends.....................................     4,034,689       5,018,300        3,827,199      1,455,237         527,854
   Foreign withholding tax.......................       (15,858)        (30,660)        (403,597)       (29,280)         (3,998)
                                                   ------------    ------------    -------------   ------------    ------------
     Total income................................     4,095,982       5,061,903        3,506,370      1,783,297         670,465
                                                   ------------    ------------    -------------   ------------    ------------
EXPENSES:
   Investment management fee.....................     1,648,054       3,414,673        1,398,948      5,318,563       3,458,104
   Distribution fee:
     Class B.....................................         1,763           1,974           50,314         18,438              --
     Class D.....................................           310             955            2,779          2,884              --
     Class G.....................................            --          60,094               --          3,187              --
   Service fee:
     Class A.....................................           243           6,158           33,220          3,951              --
     Class B.....................................           586             656           16,772          6,146              --
     Class D.....................................           103             317              926            961              --
     Class G.....................................            --          27,619               --          1,471              --
     Class T.....................................            --              --               --         53,629              --
   Transfer agent fee:
     Class A.....................................           433          10,095           63,829          6,462              --
     Class B.....................................         1,548           1,155           61,242         12,757              --
     Class D.....................................           364             446            3,967          1,547              --
     Class G.....................................            --          34,375               --          2,760              --
     Class T.....................................            --              --               --         36,015              --
     Class Z.....................................       647,084       1,165,734          497,672      1,078,002         770,117
   Pricing and bookkeeping fees..................        27,883          52,136           16,695         60,192          33,796
   Directors' fees...............................        12,145           4,786           16,736         14,333           9,939
   Custody fee...................................        11,206          20,041           78,708         19,729           2,201
   Audit fee.....................................        25,637          30,293           25,545         34,611          26,566
   Registration fee..............................       119,598          86,913           63,757        165,215          54,886
   Other expenses................................        92,589         212,425           43,520        123,088          74,244
                                                   ------------    ------------    -------------   ------------    ------------
     Total Expenses..............................     2,589,546       5,130,845        2,374,630      6,963,941       4,429,853
   Expenses reimbursed by Advisor................            --              --               --             --              --
   Fees waived by Distributor:
     Class D.....................................            --              --               --             --              --
   Fees waived by Advisor:
     Class A.....................................            --              --               --           (133)             --
     Class B.....................................            --              --           (7,379)        (2,918)             --
     Class D.....................................            --              --           (2,779)          (341)             --
     Class Z.....................................            --              --         (143,433)      (287,697)             --
   Custody earnings credit.......................            (1)         (1,061)            (280)          (527)         (1,211)
                                                   ------------    ------------    -------------   ------------    ------------
   Net Expenses..................................     2,589,545       5,129,784        2,220,759      6,672,325       4,428,642
                                                   ------------    ------------    -------------   ------------    ------------
NET INVESTMENT INCOME (LOSS).....................     1,506,437         (67,881)       1,285,611     (4,889,028)     (3,758,177)
                                                   ------------    ------------    -------------   ------------    ------------




                                                   REAL ESTATE                       STRATEGIC                      SHORT TERM
                                                      EQUITY       TECHNOLOGY        INVESTOR        BALANCED          BOND
                                                       FUND           FUND             FUND            FUND            FUND
                                                   ------------    ----------      ------------    ------------    ------------
NET INVESTMENT INCOME:
INCOME:
   Interest......................................  $    318,035    $    5,349      $    207,984    $  8,072,969    $  9,724,178
   Dividends.....................................    22,181,169        33,208         3,144,227       3,887,152              --
   Foreign withholding tax.......................        (8,973)         (945)         (112,485)        (15,333)             --
                                                   ------------    ----------      ------------    ------------    ------------
     Total income................................    22,490,231        37,612         3,239,726      11,944,788       9,724,178
                                                   ------------    ----------      ------------    ------------    ------------
EXPENSES:
   Investment management fee.....................     4,042,456        79,533         1,276,121       2,135,099       1,618,065
   Distribution fee:
     Class B.....................................        14,683         2,141            13,343           9,659         101,746
     Class D.....................................         9,358            45             2,452           2,895          65,542
     Class G.....................................            --            --                --              --           7,934
   Service fee:
     Class A.....................................         8,682           268            90,202             627          40,856
     Class B.....................................         4,868           713             4,448           3,214          33,762
     Class D.....................................         3,093            15               817             965          21,747
     Class G.....................................            --            --                --              --           1,831
     Class T.....................................            --            --                --              --          29,593
   Transfer agent fee:
     Class A.....................................        16,011         1,439            66,929           1,513          23,971
     Class B.....................................        10,564         1,710            10,573           7,745          33,986
     Class D.....................................         5,807           130             2,010           1,196          24,750
     Class G.....................................            --            --                --              --           2,744
     Class T.....................................            --            --                --              --          31,015
     Class Z.....................................     1,362,478        97,082           325,849         850,895         233,341
   Pricing and bookkeeping fees..................        57,110        17,046            22,725          42,811          32,501
   Directors' fees...............................        17,628         5,283            10,247          16,269             912
   Custody fee...................................        12,810         6,539            26,062          24,587          13,227
   Audit fee.....................................        19,643        17,480            27,874          29,633          38,798
   Registration fee..............................       120,077       110,534            44,194         116,632         232,240
   Other expenses................................       166,594        13,120            72,648          79,000         128,492
                                                   ------------    ----------      ------------    ------------    ------------
     Total Expenses..............................     5,871,862       353,078         1,996,494       3,322,740       2,717,053
   Expenses reimbursed by Advisor................            --      (217,744)               --              --        (251,782)
   Fees waived by Distributor:
     Class D.....................................            --            --                --              --         (52,192)
   Fees waived by Advisor:
     Class A.....................................            --            --                --              --              --
     Class B.....................................            --            --            (4,077)             --              --
     Class D.....................................            --            --              (487)             --              --
     Class Z.....................................            --            --           (39,589)             --              --
   Custody earnings credit.......................           (80)         (264)           (2,714)         (1,766)         (3,254)
                                                   ------------    ----------      ------------    ------------    ------------
   Net Expenses..................................     5,871,782       135,070         1,949,627       3,320,974       2,409,825
                                                   ------------    ----------      ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS).....................    16,618,449       (97,458)        1,290,099       8,623,814       7,314,353
                                                   ------------    ----------      ------------    ------------    ------------




                                                       FIXED         NATIONAL         OREGON
                                                      INCOME        MUNICIPAL        MUNICIPAL                        DAILY
                                                    SECURITIES        BOND             BOND         HIGH YIELD        INCOME
                                                       FUND           FUND             FUND            FUND           COMPANY
                                                   ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME:
INCOME:
   Interest......................................  $ 16,633,423    $   507,035     $ 16,538,243    $ 58,050,730    $  8,221,104
   Dividends.....................................            --            459               --              --              --
   Foreign withholding tax.......................            --             --               --              --              --
                                                   ------------    -----------     ------------    ------------    ------------
     Total income................................    16,633,423        507,494       16,538,243      58,050,730       8,221,104
                                                   ------------    -----------     ------------    ------------    ------------
EXPENSES:
   Investment management fee.....................     1,882,651         56,611        1,719,382       4,977,940       3,195,776
   Distribution fee:
     Class B.....................................        17,681          2,029            3,700         298,743              --
     Class D.....................................        10,050          1,384            3,518         350,413              --
     Class G.....................................            --             --               --              --              --
   Service fee:
     Class A.....................................         6,743            437            1,732         187,307              --
     Class B.....................................         5,877            674            1,233          99,160              --
     Class D.....................................         3,334            460            1,173         116,805              --
     Class G.....................................            --             --               --              --              --
     Class T.....................................            --             --               --              --              --
   Transfer agent fee:
     Class A.....................................        15,644          1,025            2,133         112,860              --
     Class B.....................................        11,764          1,209            1,337         106,750              --
     Class D.....................................         4,689            933              932          97,237              --
     Class G.....................................            --             --               --              --              --
     Class T.....................................            --             --               --              --              --
     Class Z.....................................       629,633         14,477          325,271         939,608       1,181,362
   Pricing and bookkeeping fees..................        41,640         23,225           34,089          84,027          69,749
   Directors' fees...............................         7,023          2,525           15,373          12,778          16,848
   Custody fee...................................        15,365          4,157           16,192          18,076          10,393
   Audit fee.....................................        34,068         24,931           30,881          29,759          23,878
   Registration fee..............................       160,914        142,955          129,537         351,684          69,559
   Other expenses................................        99,898         22,424           69,090         164,641          94,430
                                                   ------------    -----------     ------------    ------------    ------------
     Total Expenses..............................     2,946,974        299,456        2,355,573       7,947,788       4,661,995
   Expenses reimbursed by Advisor................            --       (221,294)              --              --              --
   Fees waived by Distributor:
     Class D.....................................        (2,012)          (644)          (1,642)        (70,083)             --
   Fees waived by Advisor:
     Class A.....................................            --             --               --              --              --
     Class B.....................................            --             --               --              --              --
     Class D.....................................            --             --               --              --              --
     Class Z.....................................            --             --               --              --              --
   Custody earnings credit.......................        (1,575)           (47)             (91)         (6,125)         (1,437)
                                                   ------------    -----------     ------------    ------------    ------------
   Net Expenses..................................     2,943,387         77,471        2,353,840       7,871,580       4,660,558
                                                   ------------    -----------     ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS).....................    13,690,036        430,023       14,184,403      50,179,150       3,560,546
                                                   ------------    -----------     ------------    ------------    ------------



                 See Accompanying Notes to Financial Statements

                                 136-137 Spread

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

COLUMBIA FUNDS
FOR THE PERIOD ENDED AUGUST 31, 2003 (a)


                                                      COMMON                       INTERNATIONAL      MID CAP       SMALL CAP
                                                      STOCK           GROWTH           STOCK          GROWTH          GROWTH
                                                      FUND             FUND            FUND            FUND            FUND
                                                   ------------    ------------    -------------   ------------    ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS)
    ON INVESTMENTS, FOREIGN CURRENCY AND
     FOREIGN CAPITAL GAINS TAX:
    Net realized gain (loss) on:
      Investments................................  $(10,351,264)   $  6,034,740    $  (4,703,618)  $ 17,148,448    $ 29,590,977
      Foreign currency transactions..............            --              --           34,055             --              --
                                                   ------------    ------------    -------------   ------------    ------------
         Net realized gain (loss)................   (10,351,264)      6,034,740       (4,669,563)    17,148,448      29,590,977
                                                   ------------    ------------    -------------   ------------    ------------

    Change in net unrealized appreciation
     /depreciation on:
      Investments................................    70,348,296     138,988,772       33,308,489    179,938,855     124,510,064
      Foreign currency translations..............            --              --         (121,751)            --              --
      Foreign capital gains tax..................            --              --         (373,255)            --              --
                                                   ------------    ------------    -------------   ------------    ------------
       Net change in net unrealized
        appreciation/depreciation................    70,348,296     138,988,772       32,813,483    179,938,855     124,510,064
                                                   ------------    ------------    -------------   ------------    ------------
Net gain (loss)..................................    59,997,032     145,023,512       28,143,920    197,087,303     154,101,041
                                                   ------------    ------------    -------------   ------------    ------------
NET INCREASE RESULTING FROM OPERATIONS ..........  $ 61,503,469    $144,955,631    $  29,429,531   $192,198,275    $150,342,864
                                                   ============    ============    =============   ============    ============




                                                   REAL ESTATE                      STRATEGIC                      SHORT TERM
                                                      EQUITY        TECHNOLOGY       INVESTOR        BALANCED         BOND
                                                       FUND            FUND            FUND            FUND           FUND
                                                   ------------    -----------     ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS)
    ON INVESTMENTS, FOREIGN CURRENCY AND
     FOREIGN CAPITAL GAINS TAX:
    Net realized gain (loss) on:
      Investments................................  $  8,176,522    $ 3,262,715     $  1,251,311    $ (2,740,428)   $  1,411,670
      Foreign currency transactions..............            --             --            2,900              --              --
                                                   ------------    -----------     ------------    ------------    ------------
         Net realized gain (loss)................     8,176,522      3,262,715        1,254,211      (2,740,428)      1,411,670
                                                   ------------    -----------     ------------    ------------    ------------

    Change in net unrealized appreciation
     /depreciation on:
      Investments................................   124,974,925      2,813,873       47,456,926      58,617,792      (5,882,484)
      Foreign currency translations..............            --             --               75              --              --
      Foreign capital gains tax..................            --             --               --              --              --
                                                   ------------    -----------     ------------    ------------    ------------
       Net change in net unrealized
        appreciation/depreciation................   124,974,925      2,813,873       47,457,001      58,617,792      (5,882,484)
                                                   ------------    -----------     ------------    ------------    ------------
Net gain (loss)..................................   133,151,447      6,076,588       48,711,212      55,877,364      (4,470,814)
                                                   ------------    -----------     ------------    ------------    ------------
NET INCREASE RESULTING FROM OPERATIONS ..........  $149,769,896    $ 5,979,130     $ 50,001,311    $ 64,501,178    $  2,843,539
                                                   ============    ===========     ============    ============    ============





                                                      FIXED         NATIONAL          OREGON
                                                      INCOME        MUNICIPAL        MUNICIPAL                         DAILY
                                                    SECURITIES        BOND             BOND         HIGH YIELD        INCOME
                                                       FUND           FUND             FUND            FUND           COMPANY
                                                   ------------    -----------     ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS)
    ON INVESTMENTS, FOREIGN CURRENCY AND
     FOREIGN CAPITAL GAINS TAX:
    Net realized gain (loss) on:
      Investments................................  $  9,807,289    $    56,187     $  3,354,784    $  2,667,555    $         --
      Foreign currency transactions..............            --             --               --              --              --
                                                   ------------    -----------     ------------    ------------    ------------
         Net realized gain (loss)................     9,807,289         56,187        3,354,784       2,667,555              --
                                                   ------------    -----------     ------------    ------------    ------------

    Change in net unrealized appreciation
     /depreciation on:
      Investments................................   (17,070,804)      (330,997)     (13,131,352)      7,100,037              --
      Foreign currency translations..............            --             --               --              --              --
      Foreign capital gains tax..................            --             --               --              --              --
                                                   ------------    -----------     ------------    ------------    ------------
       Net change in net unrealized
        appreciation/depreciation................   (17,070,804)      (330,997)     (13,131,352)     7,100,037               --
                                                   ------------    -----------     ------------    ------------    ------------
Net gain (loss)..................................    (7,263,515)      (274,810)      (9,776,568)      9,767,592              --
                                                   ------------    -----------     ------------    ------------    ------------
NET INCREASE RESULTING FROM OPERATIONS ..........  $  6,426,521    $   155,213     $  4,407,835    $ 59,946,742    $  3,560,546
                                                   ============    ===========     ============    ============    ============


(a) The Funds have changed their fiscal year end from December 31 to August 31.


                 See Accompanying Notes to Financial Statements

                                 138-139 Spread

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

COLUMBIA FUNDS
FOR THE YEAR ENDED DECEMBER 31, 2002



                                                     COMMON                        INTERNATIONAL     MID CAP        SMALL CAP
                                                      STOCK          GROWTH            STOCK         GROWTH          GROWTH
                                                      FUND            FUND             FUND           FUND            FUND
                                                   ------------    ------------    -------------   ------------    ------------
NET INVESTMENT INCOME:
INCOME:
   Interest......................................  $    229,515    $    449,657    $     114,715   $    949,650    $    681,219
   Dividends ....................................     6,711,144       7,349,063        2,157,855      1,644,758       1,321,481
   Foreign withholding tax.......................       (18,265)        (10,874)         (91,099)        (3,053)         (2,089)
                                                   ------------    ------------    -------------   ------------    ------------
      Total income ..............................     6,922,394       7,787,846        2,181,471      2,591,355       2,000,611
                                                   ------------    ------------    -------------   ------------    ------------
EXPENSES:
   Investment management fee.....................     3,238,954       5,819,523        1,375,061      6,341,031       5,936,461
   Distribution fee:
      Class B....................................            69              60           13,000          1,449              --
      Class D....................................            22              21              677            255              --
      Class G....................................            --           3,772               --            274              --
   Service fee:
      Class A....................................             1             486            7,932            165              --
      Class B....................................            23              20            4,334            483              --
      Class D....................................             7               7              226             85              --
      Class G....................................            --           4,689               --            126              --
      Class T....................................            --              --               --          4,340              --
   Transfer agent fee:
      Class A....................................             1             640           14,203            411              --
      Class B....................................            33              14           27,810          1,716              --
      Class D....................................             9               6            1,896            223              --
      Class G....................................            --           2,860               --            365              --
      Class T....................................            --              --               --          7,348              --
      Class Z....................................     1,046,415       1,789,843          473,231      1,238,675       1,088,066
   Pricing and bookkeeping fees..................        59,296          64,564           45,673         48,716          41,111
   Director's fees...............................         6,703          23,235            1,405          7,892           5,650
   Custody fee...................................        57,599          89,652          117,990         58,398         119,978
   Registration fee..............................        28,103          59,990           24,550         96,632          48,305
   Reports to shareholders.......................       120,051         218,259           60,152        129,814          41,000
   Other expenses................................        59,421          60,150          108,722         51,651          75,012
                                                   ------------    ------------    -------------   ------------    ------------
      Total Expenses.............................     4,616,707       8,137,791        2,276,862      7,990,049       7,355,583
   Expenses reimbursed by Advisor................            --              --               --             --              --
   Fees waived by Distributor:
      Class D....................................            --              --               --             --              --
   Fees waived by Advisor:
      Class A....................................            --              --               --             (7)             --
      Class B....................................            --              --           (1,907)          (232)             --
      Class D....................................            --              --             (677)           (30)             --
      Class G....................................            --              --               --             --              --
      Class T....................................            --              --               --             --              --
      Class Z....................................            --              --          (28,388)       (53,363)             --
   Custody earnings credit.......................        (8,314)        (15,433)          (4,016)        (8,834)         (5,412)
                                                   ------------    ------------    -------------   ------------    ------------
   Net Expenses..................................     4,608,393       8,122,358        2,241,874      7,927,583       7,350,171
                                                   ------------    ------------    -------------   ------------    ------------
NET INVESTMENT INCOME (LOSS) ....................     2,314,001        (334,512)         (60,403)    (5,336,228)     (5,349,560)
                                                   ------------    ------------    -------------   ------------    ------------



                                                    REAL ESTATE                     STRATEGIC                       SHORT TERM
                                                      EQUITY       TECHNOLOGY       INVESTOR         BALANCED         BOND
                                                       FUND           FUND            FUND             FUND           FUND
                                                   ------------    ----------      ------------    ------------    ------------
NET INVESTMENT INCOME:
INCOME:
   Interest......................................  $    930,645    $   31,974      $  1,027,689    $ 20,569,722    $  4,691,435
   Dividends ....................................    39,529,407         8,964         3,593,016       5,952,089              --
   Foreign withholding tax.......................            --           (31)          (27,839)        (18,441)             --
                                                   ------------    ----------      ------------    ------------    ------------
      Total income ..............................    40,460,052        40,907         4,592,866      26,503,370       4,691,435
                                                   ------------    ----------      ------------    ------------    ------------
EXPENSES:
   Investment management fee.....................     5,602,888        98,750         2,087,191       4,095,196         506,173
   Distribution fee:
      Class B....................................           594             1             2,732             309           3,368
      Class D....................................           252             1               443             269           3,336
      Class G....................................            --            --                --              --             771
   Service fee:
      Class A....................................           146             1            21,940              18             877
      Class B....................................           198             1               911             103           1,123
      Class D....................................            84             1               148              90           1,113
      Class G....................................            --            --                --              --             178
      Class T....................................            --            --                --              --           2,924
   Transfer agent fee:
      Class A....................................           461             1            11,499              20           1,019
      Class B....................................           617             1             2,822             116           1,342
      Class D....................................           262             1               342             100           1,229
      Class G....................................            --            --                --              --             848
      Class T....................................            --            --                --              --          14,198
      Class Z....................................     1,097,605        68,283           374,745       1,162,975         107,163
   Pricing and bookkeeping fees..................        56,126        29,778            30,577          83,151          34,964
   Director's fees...............................         5,834           100             1,667           9,537          16,916
   Custody fee...................................        46,397        16,384            62,349          73,391          12,842
   Registration fee..............................        79,025        13,477            35,326          27,365          48,629
   Reports to shareholders.......................       109,881        21,065            41,058         187,492          25,448
   Other expenses................................        69,201        32,788            52,893          79,594              --
                                                   ------------    ----------      ------------    ------------    ------------
      Total Expenses.............................     7,069,571       280,633         2,726,643       5,719,726         784,461
   Expenses reimbursed by Advisor................            --      (116,580)               --              --         (23,013)
   Fees waived by Distributor:
      Class D....................................            --            --                --              --          (2,670)
   Fees waived by Advisor:
      Class A....................................            --            --                --              --              --
      Class B....................................            --            --              (838)             --              --
      Class D....................................            --            --               (89)             --              --
      Class G....................................            --            --                --              --              --
      Class T....................................            --            --                --              --              --
      Class Z....................................            --            --           (10,434)             --              --
   Custody earnings credit.......................        (4,979)         (578)           (2,643)        (10,542)         (3,853)
                                                   ------------    ----------      ------------    ------------    ------------
   Net Expenses..................................     7,064,592       163,475         2,712,639       5,709,184         754,925
                                                   ------------    ----------      ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS) ....................    33,395,460      (122,568)        1,880,227      20,794,186       3,936,510
                                                   ------------    ----------      ------------    ------------    ------------




                                                       FIXED         NATIONAL         OREGON
                                                      INCOME        MUNICIPAL        MUNICIPAL                        DAILY
                                                    SECURITIES        BOND             BOND         HIGH YIELD        INCOME
                                                       FUND           FUND             FUND            FUND          COMPANY
                                                   ------------    -----------     ------------    ------------    ------------
NET INVESTMENT INCOME:
INCOME:
   Interest......................................  $ 27,993,729    $   700,337     $ 25,331,023    $ 32,819,203    $ 21,497,684
   Dividends ....................................            --             --               --              --              --
   Foreign withholding tax.......................            --             --               --         (66,207)             --
                                                   ------------    -----------     ------------    ------------    ------------
      Total income ..............................    27,993,729        700,337       25,331,023      32,752,996      21,497,684
                                                   ------------    -----------     ------------    ------------    ------------
EXPENSES:
   Investment management fee.....................     2,477,847         73,374        2,513,517       2,629,803       5,671,913
   Distribution fee:
      Class B....................................           716             45              285           9,437              --
      Class D....................................           250             35              378           9,091              --
      Class G....................................            --             --               --              --              --
   Service fee:
      Class A....................................            94             12               68           4,520              --
      Class B....................................           239             15               95           3,146              --
      Class D....................................            83             12              126           3,030              --
      Class G....................................            --             --               --              --              --
      Class T....................................            --             --               --              --              --
   Transfer agent fee:
      Class A....................................             3              7               35           8,345              --
      Class B....................................             8              9               51           5,748              --
      Class D....................................             3              6               70           5,325              --
      Class G....................................            --             --               --              --              --
      Class T....................................            --             --               --              --              --
      Class Z....................................       530,899          6,676          231,748         444,304       1,167,436
   Pricing and bookkeeping fees..................        55,757         32,316           62,828          50,847          42,461
   Director's fees...............................        14,310          5,227              659           2,502          11,916
   Custody fee...................................        40,354          3,213           25,443          29,635         213,473
   Registration fee..............................        68,241          8,610           13,838          68,721          38,542
   Reports to shareholders.......................        38,656         11,766           26,933          46,856         198,555
   Other expenses................................       100,130         27,747           50,598          61,857          48,626
                                                   ------------    -----------     ------------    ------------    ------------
      Total Expenses.............................     3,327,590        169,070        2,926,672       3,383,167       7,392,922
   Expenses reimbursed by Advisor................            --        (70,759)              --              --              --
   Fees waived by Distributor:
      Class D....................................           (50)           (16)            (176)         (1,818)             --
   Fees waived by Advisor:
      Class A....................................            --             --               --              --              --
      Class B....................................            --             --               --              --              --
      Class D....................................            --             --               --              --              --
      Class G....................................            --             --               --              --              --
      Class T....................................            --             --               --              --              --
      Class Z....................................            --             --               --              --              --
   Custody earnings credit.......................        (4,380)        (1,370)          (8,814)         (5,818)        (37,293)
                                                   ------------    -----------     ------------    ------------    ------------
   Net Expenses..................................     3,323,160         96,925        2,917,682       3,375,531       7,355,629
                                                   ------------    -----------     ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS) ....................    24,670,569        603,412       22,413,341      29,377,465      14,142,055
                                                   ------------    -----------     ------------    ------------    ------------

                 See Accompanying Notes to Financial Statements

                                 140-141 Spread

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

COLUMBIA FUNDS
FOR THE YEAR ENDED DECEMBER 31, 2002




                                                      COMMON                       INTERNATIONAL       MID CAP        SMALL CAP
                                                       STOCK          GROWTH           STOCK           GROWTH          GROWTH
                                                       FUND            FUND            FUND             FUND            FUND
                                                   -------------    ------------   -------------    -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCY AND
   FOREIGN CAPITAL GAINS TAX:
   Net realized gain (loss) on:
    Investments .................................  $ (76,671,127)  $(234,361,212)  $ (16,827,005)   $ (89,710,944)  $(116,601,064)
    Foreign currency transactions  ..............             --              --         459,446               --              --
    Foreign capital gains tax ...................             --              --         (83,377)              --              --
                                                   -------------   -------------   -------------    -------------   -------------
      Net realized gain (loss) ..................    (76,671,127)   (234,361,212)    (16,450,936)     (89,710,944)   (116,601,064)
                                                   -------------   -------------   -------------    -------------   -------------

   Change in net unrealized appreciation
    /depreciation on:
    Investments .................................    (87,529,297)   (189,831,805)     (5,185,756)    (104,900,709)    (70,989,821)
    Foreign currency translations ...............             --              --          40,189               --              --
                                                   -------------   -------------   -------------    -------------   -------------
      Net change in net unrealized
       appreciation or depreciation..............    (87,529,297)   (189,831,805)     (5,145,567)    (104,900,709)    (70,989,821)
                                                   -------------   -------------   -------------    -------------   -------------
 Net gain (loss) ................................   (164,200,424)   (424,193,017)    (21,596,503)    (194,611,653)   (187,590,885)
                                                   -------------   -------------   -------------    -------------   -------------
 NET INCREASE (DECREASE) RESULTING
   FROM OPERATIONS ..............................  $(161,886,423)  $(424,527,529)  $ (21,656,906)   $(199,947,881)  $(192,940,445)
                                                   =============   =============   =============    =============   =============



                                                    REAL ESTATE                     STRATEGIC                       SHORT TERM
                                                      EQUITY       TECHNOLOGY        INVESTOR         BALANCED         BOND
                                                       FUND           FUND            FUND              FUND           FUND
                                                   ------------    -----------     -------------    -------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCY AND
   FOREIGN CAPITAL GAINS TAX:
   Net realized gain (loss) on:
    Investments .................................  $(12,684,181)   $(4,188,861)    $ (27,776,699)   $ (71,176,504)  $     (5,253)
    Foreign currency transactions  ..............            --             --               (81)              --             --
    Foreign capital gains tax ...................            --             --                --               --             --
                                                   ------------    -----------     -------------    -------------   ------------
      Net realized gain (loss) ..................   (12,684,181)    (4,188,861)      (27,776,780)     (71,176,504)        (5,253)
                                                   ------------    -----------     -------------    -------------   ------------

   Change in net unrealized appreciation
    /depreciation on:
    Investments .................................    (5,589,540)      (748,526)      (13,657,736)     (68,893,518)     2,802,185
    Foreign currency translations ...............            --             --              (151)              --             --
                                                   ------------    -----------     -------------    -------------   ------------
      Net change in net unrealized
       appreciation or depreciation..............    (5,589,540)      (748,526)      (13,657,887)     (68,893,518)     2,802,185
                                                   ------------    -----------     -------------    -------------   ------------
 Net gain (loss) ................................   (18,273,721)    (4,937,387)      (41,434,667)    (140,070,022)     2,796,932
                                                   ------------    -----------     -------------    -------------   ------------
 NET INCREASE (DECREASE) RESULTING
   FROM OPERATIONS ..............................  $ 15,121,739    $(5,059,955)    $ (39,554,440)   $(119,275,836)  $  6,733,442
                                                   ============    ===========     =============    =============   ============



                                                      FIXED          NATIONAL         OREGON
                                                      INCOME        MUNICIPAL        MUNICIPAL                          DAILY
                                                    SECURITIES        BOND             BOND         HIGH YIELD         INCOME
                                                      FUND            FUND             FUND            FUND            COMPANY
                                                   ------------    -----------     ------------    ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCY AND
   FOREIGN CAPITAL GAINS TAX:
   Net realized gain (loss) on:
    Investments .................................  $ (2,558,516)   $    88,597     $  3,932,577    $(27,771,338)    $         --
    Foreign currency transactions  ..............            --             --               --              --               --
    Foreign capital gains tax ...................            --             --               --              --               --
                                                   ------------    -----------     ------------    ------------     ------------
      Net realized gain (loss) ..................    (2,558,516)        88,597        3,932,577     (27,771,338)              --
                                                   ------------    -----------     ------------    ------------     ------------

   Change in net unrealized appreciation
    /depreciation on:
    Investments .................................    14,601,556        631,224       17,775,246       9,777,957               --
    Foreign currency translations ...............            --             --               --              --               --
                                                   ------------    -----------     ------------    ------------     ------------
      Net change in net unrealized
       appreciation or depreciation..............    14,601,556        631,224       17,775,246       9,777,957               --
                                                   ------------    -----------     ------------    ------------     ------------
 Net gain (loss) ................................    12,043,040        719,821       21,707,823     (17,993,381)              --
                                                   ------------    -----------     ------------    ------------     ------------
 NET INCREASE (DECREASE) RESULTING
   FROM OPERATIONS ..............................  $ 36,713,609    $ 1,323,233     $ 44,121,164    $ 11,384,084     $ 14,142,055
                                                   ============    ===========     ============    ============     ============


                 See Accompanying Notes to Financial Statements

                                 142-143 Spread

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

COLUMBIA FUNDS


                                                                                       COMMON STOCK FUND
                                                                       -----------------------------------------------
                                                                          PERIOD            YEAR             YEAR
                                                                          ENDED            ENDED             ENDED
                                                                         AUGUST 31,      DECEMBER 31,     DECEMBER 31,
                                                                          2003 (a)        2002 (b)           2001
                                                                       -------------   -------------     -------------
OPERATIONS:
   Net investment income (loss).....................................    $  1,506,437   $    2,314,001    $   2,393,365
   Net realized gain (loss) on investments, foreign currency
      transactions and foreign capital gains tax....................     (10,351,264)     (76,671,127)     (53,093,579)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and foreign capital gains tax.................................      70,348,296      (87,529,297)    (104,551,117)
                                                                      --------------   --------------    -------------
   Net increase (decrease) resulting from operations................      61,503,469     (161,886,423)    (155,251,331)
                                                                      --------------   --------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A.......................................................              --              (24)              --
      Class B.......................................................              --             (365)              --
      Class D.......................................................              --             (105)              --
      Class Z.......................................................              --       (2,325,116)      (2,384,042)
   From net realized gains:
      Class Z.......................................................              --               --         (568,973)
   Return of capital:
      Class Z.......................................................              --               --               --
                                                                      --------------   --------------    -------------
   Total distributions to shareholders..............................              --       (2,325,610)      (2,953,015)
                                                                      --------------   --------------    -------------
NET CAPITAL SHARE TRANSACTIONS......................................     (49,688,127)    (100,375,770)     (55,532,294)
                                                                      --------------   --------------    -------------
REDEMPTION FEES.....................................................              --               --               --
                                                                      --------------   --------------    -------------
Net increase (decrease) in net assets...............................      11,815,342     (264,587,803)    (213,736,640)
NET ASSETS:
   Beginning of period..............................................     416,809,376      681,397,179      895,133,819
                                                                      --------------   --------------    -------------
   End of period...................................................    $ 428,624,718   $  416,809,376    $ 681,397,179
                                                                      ==============   ==============    =============
Undistributed (overdistributed) net investment income
   at end of period................................................    $   1,506,446   $           --    $       6,772
                                                                      ==============   ==============    =============



                                                                                          GROWTH FUND
                                                                      -------------------------------------------------
                                                                         PERIOD            YEAR              YEAR
                                                                         ENDED             ENDED             ENDED
                                                                        AUGUST 31,      DECEMBER 31,      DECEMBER 31,
                                                                         2003 (a)         2002 (c)            2001
                                                                      -------------    -------------     --------------
OPERATIONS:
   Net investment income (loss).....................................  $     (67,881)   $     (334,512)   $   (1,006,495)
   Net realized gain (loss) on investments, foreign currency
      transactions and foreign capital gains tax....................      6,034,740      (234,361,212)     (197,532,848)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and foreign capital gains tax.................................    138,988,772      (189,831,805)     (197,525,517)
                                                                      -------------    --------------    --------------
   Net increase (decrease) resulting from operations................    144,955,631      (424,527,529)     (396,064,860)
                                                                      -------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A.......................................................             --                --                --
      Class B.......................................................             --                --                --
      Class D.......................................................             --                --                --
      Class Z.......................................................             --                --                --
   From net realized gains:
      Class Z.......................................................             --                --        (6,365,332)
   Return of capital:
      Class Z.......................................................             --                --                --
                                                                      -------------    --------------    --------------
   Total distributions to shareholders..............................             --                --        (6,365,332)
                                                                      -------------    --------------    --------------
NET CAPITAL SHARE TRANSACTIONS......................................    (43,866,493)      (72,669,754)     (190,952,344)
                                                                      -------------    --------------    --------------
REDEMPTION FEES.....................................................             --                --                --
                                                                      -------------    --------------    --------------
Net increase (decrease) in net assets...............................    101,089,138      (497,197,283)     (593,382,536)
NET ASSETS:
   Beginning of period..............................................    828,647,114     1,325,844,397     1,919,226,933
                                                                      -------------    --------------    --------------
   End of period...................................................   $ 929,736,252    $  828,647,114    $1,325,844,397
                                                                      =============    ==============    ==============
Undistributed (overdistributed) net investment income
   at end of period................................................   $      (1,289)   $           --    $           --
                                                                      =============    ==============    ==============



                                                                                    INTERNATIONAL STOCK FUND
                                                                      ------------------------------------------------
                                                                         PERIOD            YEAR              YEAR
                                                                         ENDED            ENDED              ENDED
                                                                        AUGUST 31,      DECEMBER 31,      DECEMBER 31,
                                                                         2003 (a)         2002 (b)            2001
                                                                      -------------    -------------     -------------
OPERATIONS:
   Net investment income (loss).....................................  $   1,285,611    $     (60,403)     $     95,519
   Net realized gain (loss) on investments, foreign currency
      transactions and foreign capital gains tax....................     (4,669,563)     (16,450,936)      (25,454,741)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and foreign capital gains tax.................................     32,813,483       (5,145,567)       (7,034,708)
                                                                      -------------    -------------     -------------
   Net increase (decrease) resulting from operations................     29,429,531      (21,656,906)      (32,393,930)
                                                                      -------------    -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A.......................................................             --               --                --
      Class B.......................................................             --               --                --
      Class D.......................................................             --               --                --
      Class Z.......................................................             --         (102,850)               --
   From net realized gains:
      Class Z.......................................................             --               --                --
   Return of capital:
      Class Z.......................................................             --         (403,799)         (131,448)
                                                                      -------------    --------------    -------------
   Total distributions to shareholders..............................             --         (506,649)         (131,448)
                                                                      -------------    --------------    -------------
NET CAPITAL SHARE TRANSACTIONS......................................     76,764,211       61,510,684        (7,165,160)
                                                                      -------------    -------------     -------------
REDEMPTION FEES.....................................................        164,843               --                --
                                                                      -------------    -------------     -------------
Net increase (decrease) in net assets...............................    106,358,585       39,347,129       (39,690,538)

NET ASSETS:
   Beginning of period..............................................    174,972,974      135,625,845       175,316,383
                                                                      -------------    -------------     -------------
   End of period...................................................   $ 281,331,559    $ 174,972,974     $ 135,625,845
                                                                      =============    =============     =============
Undistributed (overdistributed) net investment income
   at end of period................................................   $   1,284,980    $     (14,405)    $    (298,209)
                                                                      =============    =============     =============




                                                                                     MID CAP GROWTH FUND
                                                                      -------------------------------------------------
                                                                          PERIOD           YEAR               YEAR
                                                                          ENDED            ENDED             ENDED
                                                                         AUGUST 31,     DECEMBER 31,      DECEMBER 31,
                                                                          2003 (a)        2002 (d)            2001
                                                                      --------------   -------------     --------------
OPERATIONS:
   Net investment income (loss).....................................  $   (4,889,028)  $  (5,336,228)    $   (4,280,083)
   Net realized gain (loss) on investments, foreign currency
      transactions and foreign capital gains tax....................      17,148,448     (89,710,944)      (128,113,140)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and foreign capital gains tax.................................     179,938,855    (104,900,709)      (102,085,000)
                                                                      --------------   -------------     --------------
   Net increase (decrease) resulting from operations................     192,198,275    (199,947,881)      (234,478,223)
                                                                      --------------   -------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A.......................................................              --              --                 --
      Class B.......................................................              --              --                 --
      Class D.......................................................              --              --                 --
      Class Z.......................................................              --              --                 --
   From net realized gains:
      Class Z.......................................................              --              --        (36,110,869)
   Return of capital:
      Class Z.......................................................              --              --                 --
                                                                      --------------   -------------     --------------
   Total distributions to shareholders..............................              --              --        (36,110,869)
                                                                      --------------   -------------     --------------
NET CAPITAL SHARE TRANSACTIONS......................................       7,917,882     252,934,343        (38,864,440)
                                                                      --------------   -------------     --------------
REDEMPTION FEES.....................................................              --              --                 --
                                                                      --------------   -------------     --------------
Net increase (decrease) in net assets...............................     200,116,157      52,986,462       (309,453,532)
NET ASSETS:
   Beginning of period..............................................     839,057,696     786,071,234      1,095,524,766
                                                                      --------------   -------------     --------------
   End of period...................................................   $1,039,173,853   $ 839,057,696     $  786,071,234
                                                                      ==============   =============     ==============
Undistributed (overdistributed) net investment income
   at end of period................................................   $       (2,185)  $      (3,410)    $           --
                                                                      ==============   =============     ==============





                                                                                     SMALL CAP GROWTH FUND
                                                                      -------------------------------------------------
                                                                          PERIOD           YEAR               YEAR
                                                                          ENDED            ENDED             ENDED
                                                                         AUGUST 31,     DECEMBER 31,      DECEMBER 31,
                                                                          2003 (a)          2002              2001
                                                                      --------------   -------------     --------------
OPERATIONS:
   Net investment income (loss).....................................  $   (3,758,177)  $  (5,349,560)    $   (3,669,866)
   Net realized gain (loss) on investments, foreign currency
      transactions and foreign capital gains tax....................      29,590,977    (116,601,064)      (102,071,551)
   Net change in unrealized appreciation/depreciation
      on investments, foreign currency translations
      and foreign capital gains tax.................................     124,510,064     (70,989,821)        29,412,742
                                                                      --------------   -------------     --------------
   Net increase (decrease) resulting from operations................     150,342,864    (192,940,445)       (76,328,675)
                                                                      --------------   -------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Class A.......................................................              --              --                 --
      Class B.......................................................              --              --                 --
      Class D.......................................................              --              --                 --
      Class Z.......................................................              --              --                 --
   From net realized gains:
      Class Z.......................................................              --              --                 --
   Return of capital:
      Class Z.......................................................              --              --                 --
                                                                      --------------   -------------     --------------
   Total distributions to shareholders..............................              --              --                 --
                                                                      --------------   -------------     --------------
NET CAPITAL SHARE TRANSACTIONS......................................      (5,758,359)     68,005,564        175,324,624
                                                                      --------------   -------------     --------------
REDEMPTION FEES.....................................................              --              --                 --
                                                                      --------------   -------------     --------------
Net increase (decrease) in net assets...............................     144,584,505    (124,934,881)        98,995,949
NET ASSETS:
   Beginning of period..............................................     493,031,068     617,965,949        518,970,000
                                                                      --------------   -------------     --------------
   End of period...................................................   $  637,615,573   $ 493,031,068     $  617,965,949
                                                                      ==============   =============     ==============
Undistributed (overdistributed) net investment income
   at end of period................................................   $      180,997   $     180,997     $           --
                                                                      ==============   =============     ==============

(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently named Class Z shares.
(c) Effective November 1, 2002, the Fund began offering five classes of shares:
    Class A, Class B, Class D, Class G and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently named Class Z shares.
(d) Effective November 1, 2002, the Fund began offering six classes of shares:
    Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently named Class Z shares.


                 See Accompanying Notes to Financial Statements

                                 144-145 Spread

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

COLUMBIA FUNDS



                                                                                    REAL ESTATE EQUITY FUND
                                                                      ------------------------------------------------
                                                                          PERIOD           YEAR              YEAR
                                                                          ENDED           ENDED              ENDED
                                                                        AUGUST 31,      DECEMBER 31,      DECEMBER 31,
                                                                         2003 (a)        2002 (b)             2001
                                                                      --------------   -------------     -------------
OPERATIONS:
  Net investment income (loss) .....................................  $   16,618,449   $  33,395,460     $  23,283,934
  Net realized gain (loss) on investments and foreign
   currency transactions ...........................................       8,176,522     (12,684,181)       (6,107,580)
  Net change in unrealized appreciation/depreciation
   on investments and foreign currency translations ................     124,974,925      (5,589,540)       11,518,503
                                                                      --------------   -------------     -------------
  Net increase (decrease) resulting from operations ................     149,769,896      15,121,739        28,694,857
                                                                      --------------   -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Class A .......................................................         (64,007)        (11,804)               --
     Class B .......................................................         (26,629)        (12,009)               --
     Class D .......................................................         (18,629)         (4,519)               --
     Class G .......................................................              --              --                --
     Class T .......................................................              --              --                --
     Class Z .......................................................     (11,791,170)    (29,889,702)      (21,221,990)
   From net realized gains:
     Class Z .......................................................              --              --                --
   Return of capital:
     Class Z .......................................................              --      (3,915,328)       (2,074,000)
                                                                      --------------   -------------     -------------
  Total distributions to shareholders ..............................     (11,900,435)    (33,833,362)      (23,295,990)
                                                                      --------------   -------------     -------------
NET CAPITAL SHARE TRANSACTIONS .....................................      (9,506,449)    174,112,297       179,426,753
                                                                      --------------   -------------     -------------
Net increase (decrease) in net assets ..............................     128,363,012     155,400,674       184,825,620
NET ASSETS:
  Beginning of period ..............................................     776,990,508     621,589,834       436,764,214
                                                                      --------------   -------------     -------------
  End of period ....................................................  $  905,353,520   $ 776,990,508     $ 621,589,834
                                                                      ==============   =============     =============
Undistributed (overdistributed) net investment income
 at end of period ..................................................  $    4,718,014   $   5,750,071     $          --
                                                                      ==============   =============     =============




                                                                                     TECHNOLOGY FUND
                                                                      ------------------------------------------------
                                                                         PERIOD            YEAR              YEAR
                                                                         ENDED             ENDED            ENDED
                                                                       AUGUST 31,      DECEMBER 31,      DECEMBER 31,
                                                                        2003 (a)         2002 (b)            2001
                                                                      ------------     ------------      -------------
OPERATIONS:
  Net investment income (loss) .....................................  $    (97,458)    $   (122,568)     $   (129,446)
  Net realized gain (loss) on investments and foreign
    currency transactions ..........................................     3,262,715       (4,188,861)       (4,781,663)
  Net change in unrealized appreciation/depreciation
    on investments and foreign currency translations ...............     2,813,873         (748,526)        1,379,718
                                                                      ------------     ------------      ------------
  Net increase (decrease) resulting from operations ................     5,979,130       (5,059,955)       (3,531,391)
                                                                      ------------     ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income:
     Class A .......................................................            --               --                --
     Class B .......................................................            --               --                --
     Class D .......................................................            --               --                --
     Class G .......................................................            --               --                --
     Class T .......................................................            --               --                --
     Class Z .......................................................            --               --                --
    From net realized gains:
     Class Z .......................................................            --               --                --
    Return of capital:
     Class Z .......................................................            --               --                --
                                                                      ------------     ------------      ------------
    Total distributions to shareholders ............................            --               --                --
                                                                      ------------     ------------      ------------
NET CAPITAL SHARE TRANSACTIONS ....................................      7,256,837        2,738,412         9,588,998
                                                                      ------------     ------------      ------------
Net increase (decrease) in net assets .............................     13,235,967       (2,321,543)        6,057,607
NET ASSETS:
  Beginning of period ..............................................     8,063,520       10,385,063         4,327,456
                                                                      ------------     ------------      ------------
  End of period ...................................................   $ 21,299,487     $  8,063,520      $ 10,385,063
                                                                      ============     ============      ============
Undistributed (overdistributed) net investment income
 at end of period ..................................................  $         --     $         --      $         --
                                                                      ============     ============      ============




                                                                                    STRATEGIC INVESTOR FUND
                                                                      ------------------------------------------------
                                                                        PERIOD            YEAR               YEAR
                                                                         ENDED            ENDED              ENDED
                                                                       AUGUST 31,      DECEMBER 31,       DECEMBER 31,
                                                                        2003 (a)         2002 (b)            2001
                                                                      ------------     ------------      -------------
OPERATIONS:
  Net investment income (loss) .....................................  $  1,290,099     $  1,880,227      $     513,914
  Net realized gain (loss) on investments and foreign
    currency transactions ..........................................     1,254,211      (27,776,780)           (39,305)
  Net change in unrealized appreciation/depreciation
    on investments and foreign currency translations ...............    47,457,001      (13,657,887)        14,416,240
                                                                      ------------     ------------      -------------
  Net increase (decrease) resulting from operations ................    50,001,311      (39,554,440)        14,890,849
                                                                      ------------     ------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A ........................................................            --               --                 --
    Class B ........................................................            --               --                 --
    Class D ........................................................            --               --                 --
    Class G ........................................................            --               --                 --
    Class T ........................................................            --               --                 --
    Class Z ........................................................            --       (1,839,312)          (503,110)
  From net realized gains:
    Class Z ........................................................            --         (376,144)                --
  Return of capital:
    Class Z ........................................................            --               --                 --
                                                                      ------------     ------------      -------------
  Total distributions to shareholders ..............................            --       (2,215,456)          (503,110)
                                                                      ------------     ------------      -------------
NET CAPITAL SHARE TRANSACTIONS .....................................   (24,174,510)     168,107,411        115,589,966
                                                                      ------------     ------------      -------------
Net increase (decrease) in net assets ..............................    25,826,801      126,337,515        129,977,705

NET ASSETS:
  Beginning of period ..............................................   265,841,220      139,503,705          9,526,000
                                                                      ------------     ------------      -------------
  End of period ....................................................  $291,668,021     $265,841,220      $ 139,503,705
                                                                      ============     ============      =============
Undistributed (overdistributed) net investment income
 at end of period .................................................   $  1,354,437     $     62,338      $       1,192
                                                                      ============     ============      =============




                                                                                        BALANCED FUND
                                                                      --------------------------------------------------
                                                                          PERIOD           YEAR               YEAR
                                                                           ENDED           ENDED              ENDED
                                                                        AUGUST 31,      DECEMBER 31,       DECEMBER 31,
                                                                         2003 (a)         2002 (b)             2001
                                                                      ------------     ------------      ---------------
OPERATIONS:
  Net investment income (loss) .....................................  $   8,623,814    $  20,794,186     $    27,848,891
  Net realized gain (loss) on investments and foreign
    currency transactions ..........................................     (2,740,428)     (71,176,504)        (61,040,549)
  Net change in unrealized appreciation/depreciation
    on investments and foreign currency translations ...............     58,617,792      (68,893,518)        (51,965,235)
                                                                      -------------    -------------     ---------------
  Net increase (decrease) resulting from operations ................     64,501,178     (119,275,836)        (85,156,893)
                                                                      -------------    -------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A ........................................................         (2,855)            (693)                 --
    Class B ........................................................         (8,639)          (2,254)                 --
    Class D ........................................................         (2,920)          (1,798)                 --
    Class G ........................................................             --               --                  --
    Class T ........................................................             --               --                  --
    Class Z ........................................................     (6,954,163)     (21,201,650)        (28,272,449)
  From net realized gains:
    Class Z ........................................................             --               --                  --
  Return of capital:
    Class Z ........................................................             --               --                  --
                                                                      -------------    -------------     ---------------
  Total distributions to shareholders ..............................     (6,968,577)     (21,206,395)        (28,272,449)
                                                                      -------------    -------------     ---------------
NET CAPITAL SHARE TRANSACTIONS .....................................    (81,831,327)    (173,776,980)        (29,677,522)
                                                                      -------------    -------------     ---------------
Net increase (decrease) in net assets ..............................    (24,298,726)    (314,259,211)       (143,106,864)
NET ASSETS:
  Beginning of period ..............................................    669,490,083      983,749,294       1,126,856,158
                                                                      -------------    -------------     ---------------
  End of period ....................................................  $ 645,191,357    $ 669,490,083     $   983,749,294
                                                                      =============    =============     ===============
Undistributed (overdistributed) net investment income
 at end of period ..................................................  $   1,622,249    $    (355,183)    $      (423,558)
                                                                      =============    =============     ===============




                                                                                    SHORT TERM BOND FUND
                                                                      ------------------------------------------------
                                                                          PERIOD           YEAR              YEAR
                                                                          ENDED           ENDED             ENDED
                                                                        AUGUST 31,      DECEMBER 31,      DECEMBER 31,
                                                                          2003 (a)        2002 (c)           2001
                                                                      -------------    -------------     -------------
OPERATIONS:
  Net investment income (loss) .....................................  $   7,314,353    $   3,936,510     $   2,396,760
  Net realized gain (loss) on investments and foreign
    currency transactions ..........................................      1,411,670           (5,253)          622,536
  Net change in unrealized appreciation/depreciation
    on investments and foreign currency translations ...............     (5,882,484)       2,802,185            94,561
                                                                      -------------    -------------     -------------
  Net increase (decrease) resulting from operations ................      2,843,539        6,733,442         3,113,857
                                                                      -------------    -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A ........................................................       (300,551)          (7,886)               --
    Class B ........................................................       (163,965)          (6,548)               --
    Class D ........................................................       (153,332)          (9,865)               --
    Class G ........................................................        (19,560)          (2,198)               --
    Class T ........................................................       (449,409)         (48,546)               --
    Class Z ........................................................     (6,343,155)      (3,843,068)       (2,396,760)
  From net realized gains:
    Class Z ........................................................             --          (18,783)         (107,979)
  Return of capital:
    Class Z ........................................................             --               --                --
                                                                      -------------    -------------     -------------
  Total distributions to shareholders ..............................     (7,429,972)      (3,936,894)       (2,504,739)
                                                                      -------------    -------------     -------------
NET CAPITAL SHARE TRANSACTIONS .....................................    186,414,680      301,621,677        26,464,147
                                                                      -------------    -------------     -------------
Net increase (decrease) in net assets ..............................    181,828,247      304,418,225        27,073,265
NET ASSETS:
  Beginning of period ..............................................    367,347,830       62,929,605        35,856,340
                                                                      -------------    -------------     -------------
  End of period ....................................................  $ 549,176,077    $ 367,347,830     $  62,929,605
                                                                      =============    =============     =============
Undistributed (overdistributed) net investment income
 at end of period ..................................................  $       5,674    $    (204,761)    $          --
                                                                      =============    =============     =============


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently named Class Z shares.
(c) Effective November 1, 2002, the Fund began offering six classes of shares:
    Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently named Class Z shares.


                 See Accompanying Notes to Financial Statements

                                 146-147 Spread

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

COLUMBIA FUNDS



                                                                                 FIXED INCOME SECURITIES FUND
                                                                      ------------------------------------------------
                                                                         PERIOD            YEAR              YEAR
                                                                          ENDED            ENDED             ENDED
                                                                         AUGUST 31,     DECEMBER 31,      DECEMBER 31,
                                                                          2003 (a)         2002 (b)           2001
                                                                      --------------   -------------     -------------
OPERATIONS:
  Net investment income.............................................  $   13,690,036   $  24,670,569     $  24,965,892
  Net realized gain (loss) on investments ..........................       9,807,289      (2,558,516)        6,420,005
  Net change in unrealized appreciation/depreciation
    on investments .................................................     (17,070,804)     14,601,556         1,195,478
                                                                      --------------   -------------     -------------
  Net increase resulting from operations ...........................       6,426,521      36,713,609        32,581,375
                                                                      --------------   -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A ........................................................         (81,788)         (1,157)               --
    Class B ........................................................         (56,382)         (2,638)               --
    Class D ........................................................         (34,961)         (1,013)               --
    Class Z ........................................................     (14,154,256)    (25,339,044)      (25,535,189)
  From net realized gains:
    Class A.........................................................              --              --                --
    Class B.........................................................              --              --                --
    Class D.........................................................              --              --                --
    Class Z.........................................................              --              --                --
                                                                      --------------   -------------     -------------
  Total distributions to shareholders ..............................     (14,327,387)    (25,343,852)      (25,535,189)
                                                                      --------------   -------------     -------------
NET CAPITAL SHARE TRANSACTIONS .....................................     (21,870,137)     73,248,344        79,897,819
                                                                      --------------   -------------     -------------
Net increase (decrease) in net assets ..............................     (29,771,003)     84,618,101        86,944,005

NET ASSETS:
   Beginning of period .............................................     550,361,600     465,743,499       378,799,494
                                                                      --------------   -------------     -------------
   End of period....................................................  $  520,590,597   $ 550,361,600     $ 465,743,499
                                                                      ==============   =============     =============

Undistributed (overdistributed) net investment income
   at end of period.................................................  $     (760,011)  $    (885,594)    $    (569,297)
                                                                      ==============   =============     =============




                                                                                 NATIONAL MUNICIPAL BOND FUND
                                                                      -----------------------------------------------
                                                                         PERIOD           YEAR              YEAR
                                                                          ENDED           ENDED             ENDED
                                                                       AUGUST 31,      DECEMBER 31,      DECEMBER 31,
                                                                        2003 (a)          2002 (b)           2001
                                                                      ------------     ------------      ------------
OPERATIONS:
  Net investment income.............................................  $    430,023     $    603,412      $    531,656
  Net realized gain (loss) on investments ..........................        56,187           88,597            83,654
  Net change in unrealized appreciation/depreciation
    on investments .................................................      (330,997)         631,224          (163,394)
                                                                      ------------     ------------      ------------
  Net increase resulting from operations ...........................       155,213        1,323,233           451,916
                                                                      ------------     ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A ........................................................        (6,156)            (200)               --
    Class B ........................................................        (7,532)            (232)               --
    Class D ........................................................        (5,576)            (147)               --
    Class Z ........................................................      (413,051)        (598,784)         (533,303)
  From net realized gains:
    Class A.........................................................          (310)            (230)               --
    Class B.........................................................          (477)            (784)               --
    Class D.........................................................          (337)            (220)               --
    Class Z.........................................................       (12,706)         (66,172)          (25,261)
                                                                      ------------     ------------      ------------
  Total distributions to shareholders ..............................      (446,145)        (666,769)         (558,564)
                                                                      ------------     ------------      ------------
NET CAPITAL SHARE TRANSACTIONS .....................................      (584,781)       2,233,945         2,977,494
                                                                      ------------     ------------      ------------
Net increase (decrease) in net assets ..............................      (875,713)       2,890,409         2,870,846

NET ASSETS:
   Beginning of period .............................................    16,659,255       13,768,846        10,898,000
                                                                      ------------     ------------      ------------
   End of period....................................................  $ 15,783,542     $ 16,659,255      $ 13,768,846
                                                                      ============     ============      ============

Undistributed (overdistributed) net investment income
   at end of period.................................................  $      2,584     $      4,896      $     (1,647)
                                                                      ============     ============      ============





                                                                                OREGON MUNICIPAL BOND FUND
                                                                      -----------------------------------------------
                                                                          PERIOD          YEAR              YEAR
                                                                          ENDED           ENDED             ENDED
                                                                        AUGUST 31,     DECEMBER 31,      DECEMBER 31,
                                                                         2003 (a)        2002 (b)            2001
                                                                      -------------    ------------      -------------
OPERATIONS:
  Net investment income.............................................  $  14,184,403    $ 22,413,341      $  22,217,485
  Net realized gain (loss) on investments ..........................      3,354,784       3,932,577          2,447,215
  Net change in unrealized appreciation/depreciation
    on investments .................................................    (13,131,352)     17,775,246         (3,897,358)
                                                                      -------------    ------------      -------------
  Net increase resulting from operations ...........................      4,407,835      44,121,164         20,767,342
                                                                      -------------    ------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A ........................................................        (24,517)           (932)                --
    Class B ........................................................        (14,008)         (1,094)                --
    Class D ........................................................        (15,469)         (1,673)                --
    Class Z ........................................................    (14,116,676)    (22,348,370)       (22,200,818)
  From net realized gains:
    Class A.........................................................        (1,127)          (1,987)               --
    Class B.........................................................          (532)          (2,513)               --
    Class D.........................................................          (496)          (2,990)               --
    Class Z.........................................................      (299,094)      (5,015,648)       (1,099,872)
                                                                      -------------    ------------      -------------
  Total distributions to shareholders ..............................    (14,471,919)    (27,375,207)       (23,300,690)
                                                                      -------------    ------------      -------------
NET CAPITAL SHARE TRANSACTIONS .....................................    (10,834,612)      1,779,138         57,627,221
                                                                      -------------    ------------      -------------
Net increase (decrease) in net assets ..............................    (20,898,696)     18,525,095         55,093,873

NET ASSETS:
   Beginning of period .............................................    510,162,968     491,637,873        436,544,000
                                                                      -------------    ------------      -------------
   End of period....................................................  $ 489,264,272    $510,162,968      $ 491,637,873
                                                                      =============    ============      =============

Undistributed (overdistributed) net investment income
   at end of period.................................................  $     141,548    $    131,976      $      16,667
                                                                      =============    ============      =============





                                                                                     HIGH YIELD FUND
                                                                      ------------------------------------------------
                                                                          PERIOD           YEAR              YEAR
                                                                          ENDED            ENDED            ENDED
                                                                         AUGUST 31,     DECEMBER 31,      DECEMBER 31,
                                                                          2003 (a)        2002 (b)           2001
                                                                      --------------   --------------    -------------
OPERATIONS:
  Net investment income.............................................  $   50,179,150   $   29,377,465    $  13,585,926
  Net realized gain (loss) on investments ..........................       2,667,555      (27,771,338)      (6,978,717)
  Net change in unrealized appreciation/depreciation
    on investments .................................................       7,100,037        9,777,957        2,694,000
                                                                      --------------   --------------    -------------
  Net increase resulting from operations ...........................      59,946,742       11,384,084        9,301,209
                                                                      --------------   --------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A ........................................................      (4,682,562)        (111,753)              --
    Class B ........................................................      (2,122,494)         (63,166)              --
    Class D ........................................................      (2,591,969)         (57,867)              --
    Class Z ........................................................     (44,079,371)     (30,110,118)     (13,865,815)
  From net realized gains:
    Class A.........................................................              --               --               --
    Class B.........................................................              --               --               --
    Class D.........................................................              --               --               --
    Class Z.........................................................              --               --               --
                                                                      --------------   --------------    -------------
  Total distributions to shareholders ..............................     (53,476,396)     (30,342,904)     (13,865,815)
                                                                      --------------   --------------    -------------
NET CAPITAL SHARE TRANSACTIONS .....................................     806,131,939      551,477,756      145,983,569
                                                                      --------------   --------------    -------------
Net increase (decrease) in net assets ..............................     812,602,285      532,518,936      141,418,963

NET ASSETS:
   Beginning of period .............................................     771,512,777      238,993,841       97,574,878
                                                                      --------------   --------------    -------------
   End of period....................................................  $1,584,115,062   $  771,512,777    $ 238,993,841
                                                                      ==============   ==============    =============

Undistributed (overdistributed) net investment income
   at end of period.................................................  $   (3,743,314)  $     (989,027)   $    (279,889)
                                                                      ==============   ==============    =============





                                                                                     DAILY INCOME FUND
                                                                      --------------------------------------------------
                                                                          PERIOD          YEAR               YEAR
                                                                          ENDED           ENDED              ENDED
                                                                        AUGUST 31,      DECEMBER 31,       DECEMBER 31,
                                                                          2003 (a)          2002               2001
                                                                      --------------   --------------    ---------------
OPERATIONS:
  Net investment income.............................................  $    3,560,546   $   14,142,055    $    45,229,610
  Net realized gain (loss) on investments ..........................              --               --                 --
  Net change in unrealized appreciation/depreciation
    on investments .................................................              --               --                 --
                                                                      --------------   --------------    ---------------
  Net increase resulting from operations ...........................       3,560,546       14,142,055         45,229,610
                                                                      --------------   --------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A ........................................................              --               --                 --
    Class B ........................................................              --               --                 --
    Class D ........................................................              --               --                 --
    Class Z ........................................................      (3,560,546)     (14,142,055)       (45,229,610)
  From net realized gains:
    Class A.........................................................              --               --                 --
    Class B.........................................................              --               --                 --
    Class D.........................................................              --               --                 --
    Class Z.........................................................              --               --                 --
                                                                      --------------   --------------    ---------------
  Total distributions to shareholders ..............................      (3,560,546)     (14,142,055)       (45,229,610)
                                                                      --------------   --------------    ---------------
NET CAPITAL SHARE TRANSACTIONS .....................................    (237,911,017)    (117,460,299)        55,384,628
                                                                      --------------   --------------    ---------------
Net increase (decrease) in net assets ..............................    (237,911,017)    (117,460,299)        55,384,628

NET ASSETS:
   Beginning of period .............................................   1,136,074,898    1,253,535,197      1,198,150,569
                                                                      --------------   --------------    ---------------
   End of period....................................................  $  898,163,881   $1,136,074,898    $ 1,253,535,197
                                                                      ==============   ==============    ===============

Undistributed (overdistributed) net investment income
   at end of period.................................................  $           --   $           --    $            --
                                                                      ==============   ==============    ===============


(a) The Fund has changed its fiscal year end from December 31 to August 31.
(b) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently named Class Z shares.


                 See Accompanying Notes to Financial Statements

                                 148-149 Spread

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT
ACCOUNTING POLICIES

The Columbia Funds (the "Funds") consist of the following:

     Columbia Common Stock Fund
     Columbia Growth Fund
     Columbia International Stock Fund
     Columbia Mid Cap Growth Fund
     Columbia Small Cap Growth Fund
     Columbia Real Estate Equity Fund
     Columbia Technology Fund
     Columbia Strategic Investor Fund
     Columbia Balanced Fund
     Columbia Short Term Bond Fund
     Columbia Fixed Income Securities Fund
     Columbia National Municipal Bond Fund
     Columbia Oregon Municipal Bond Fund
     Columbia High Yield Fund
     Columbia Daily Income Company

All Funds are open-end investment companies registered under the Investment Company Act of 1940, as amended, and are diversified except for the Columbia Real Estate Equity Fund, Columbia Technology Fund and Columbia Oregon Municipal Bond Fund, which are non-diversified.

Effective October 13, 2003, the Columbia Special Fund, Columbia Small Cap Fund and Columbia Strategic Value Fund were renamed Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund and Columbia Strategic Investor Fund, respectively.

Effective November 1, 2002, each of the Funds, except the Columbia Growth
Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund, Columbia Short Term Bond Fund and Columbia Daily Income Company, offer four classes of shares: Class A, Class B, Class D and Class Z. The Columbia Small Cap Growth Fund and Columbia Daily Income Company offer only Class Z shares. The Columbia Growth Fund offers five classes of shares: Class A, Class B, Class D, Class G and Class Z shares. The Columbia Mid Cap Growth Fund and Columbia Short Term Bond Fund offer six classes of shares: Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, each Fund was single class, which was subsequently named Class Z shares.

Effective January 29, 2003, the Board of Directors approved a change in the fiscal year end of the Funds from December 31 to August 31.

Class A and Class T shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed on redemptions made within eighteen months of an original purchase of $1 million to $25 million of Class A and Class T shares purchased without an initial sales charge. Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class D shares are sold with a front end sales charge and a 1.00% CDSC on redemptions made within one year after purchase. Class G shares are subject to a CDSC. Class G shares will convert to Class T shares eight years after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus. Effective October 13, 2003, Class D shares are closed to all new investors and new accounts. Existing Class D shareholders will be able to make additional purchases at anytime. In addition, Class D sales charge of 1.00% is waived after October 13, 2003.

Effective October 13, 2003, the Funds, excluding Columbia Small Cap Growth Fund and Columbia Daily Income Company, began offering Class C shares.

As of the end of business on December 6, 2002, the Galaxy Large Cap Growth Fund merged into the Columbia Growth Fund as follows:

                               NET ASSETS
                                 OF THE
                              GALAXY LARGE
           SHARES            CAP GROWTH FUND          UNREALIZED
           ISSUED               RECEIVED             DEPRECIATION 1
           ------               --------             -------------
          4,943,168           $108,315,198           $(8,049,749)


                               NET ASSETS             NET ASSETS
         NET ASSETS              OF THE                 OF THE
           OF THE             GALAXY LARGE          COLUMBIA GROWTH
       COLUMBIA GROWTH       CAP GROWTH FUND             FUND
            FUND               IMMEDIATELY            IMMEDIATELY
          PRIOR TO              PRIOR TO                 AFTER
         COMBINATION           COMBINATION            COMBINATION
         -----------           -----------            -----------
        $798,985,765          $108,315,198           $907,300,963

As of the end of business on November 1, 2002, the Stein Roe International Fund ("SRIF") and Liberty Newport International

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Equity Fund ("LNIEF") merged into the Columbia International Stock Fund as follows:

                                NET ASSETS
           SHARES           OF SRIF AND LNIEF       UNREALIZED
           ISSUED               RECEIVED           DEPRECIATION 1
           ------               --------           -------------

SRIF      1,426,029            $14,246,030          $(214,705)
LNIEF     3,200,017             31,968,172           (948,177)


                                                     NET ASSETS
                                                       OF THE
         NET ASSETS            NET ASSETS            COLUMBIA
           OF THE                  OF              INTERNATIONAL
   COLUMBIA INTERNATIONAL    SRIF AND LNIEF         STOCK FUND
         STOCK FUND            IMMEDIATELY          IMMEDIATELY
          PRIOR TO              PRIOR TO               AFTER
         COMBINATION           COMBINATION          COMBINATION
         -----------           -----------          -----------

        $125,693,014           $46,214,202         $171,907,216

As of the end of business on November 1, 2002, the Liberty Midcap Growth Fund ("LMCGF"), Galaxy Growth II Fund ("GGIIF") and Stein Roe Capital Opportunities Fund ("SRCOF") merged into the Columbia Mid Cap Growth Fund as follows:

                               NET ASSETS
                                OF LMCGF,
           SHARES            GGIIF AND SRCOF        UNREALIZED
           ISSUED               RECEIVED           APPRECIATION 1
           ------               --------           -------------

LMCGF     1,926,436           $ 29,609,516          $1,312,196
GGIIF     3,693,522             56,786,294             419,666
SRCOF    13,391,313            205,776,298           4,912,798


                                                    NET ASSETS
         NET ASSETS                                   OF THE
           OF THE              NET ASSETS            COLUMBIA
          COLUMBIA              OF LMCGF,         MID CAP GROWTH
       MID CAP GROWTH        GGIIF AND SRCOF           FUND
            FUND               IMMEDIATELY          IMMEDIATELY
          PRIOR TO              PRIOR TO               AFTER
         COMBINATION           COMBINATION          COMBINATION
         -----------           -----------          -----------

        $588,307,694          $292,172,108         $880,479,802

As of the end of business on November 1, 2002, the Liberty Contrarian Fund ("LCF") and Liberty Contrarian Equity Fund ("LCEF") merged into the Columbia Strategic Investor Fund as follows:

                               NET ASSETS
                                 OF LCF
           SHARES               AND LCEF              UNREALIZED
           ISSUED               RECEIVED             DEPRECIATION 1
           ------               --------             -------------

LCF         249,129            $ 3,236,185            $ (374,279)
LCEF      4,319,838             56,114,694            (7,312,321)


                                                      NET ASSETS
         NET ASSETS            NET ASSETS               OF THE
           OF THE                OF LCF           COLUMBIA STRATEGIC
     COLUMBIA STRATEGIC         AND LCEF             INVESTOR FUND
        INVESTOR FUND          IMMEDIATELY            IMMEDIATELY
          PRIOR TO              PRIOR TO                 AFTER
         COMBINATION           COMBINATION            COMBINATION
         -----------           -----------            -----------

        $216,528,060           $59,350,879           $275,878,939

As of the end of business on December 6, 2002, the Galaxy Short Term Bond Fund merged into the Columbia Short Term Bond Fund as follows:

                               NET ASSETS
                                 OF THE
                            GALAXY SHORT TERM
           SHARES               BOND FUND           UNREALIZED
           ISSUED               RECEIVED           APPRECIATION 1
           ------               --------           -------------

         25,924,097           $223,465,181          $3,331,362

                                                    NET ASSETS
                               NET ASSETS             OF THE
         NET ASSETS              OF THE              COLUMBIA
           OF THE           GALAXY SHORT TERM       SHORT TERM
     COLUMBIA SHORT TERM        BOND FUND            BOND FUND
          BOND FUND            IMMEDIATELY          IMMEDIATELY
          PRIOR TO              PRIOR TO               AFTER
         COMBINATION           COMBINATION          COMBINATION
         -----------           -----------          -----------

        $125,747,136          $223,465,181         $349,212,317

1 Unrealized appreciation/depreciation is included in the respective Net Assets Received amounts shown above.

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in the preparation of their financial statements.

INVESTMENT VALUATION. Equity securities are valued based on the last sale prices reported at the close of the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Fixed-income securities are valued based on market values as quoted by dealers who are market makers in these securities, by independent pricing services, or by the investment advisor using a methodology approved by the Board of Directors. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

characteristics and other data, as well as broker quotes. Certain securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis. Investments in other investment companies are valued at net asset value. Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based on the principal value which is adjusted for inflation. Any increase in the principal amount of an inflation indexed security is recorded as interest income, even though the principal is not received until maturity. Futures contracts are valued at the settlement price established each day by the board or trade or exchange on which they are traded. Short-term obligations with less than 60 days to maturity when purchased and all securities held by Columbia Daily Income Company, are valued at amortized cost, which approximates market value. Investments for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of each Fund. Foreign currency exchange rates and the value of foreign securities are generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the New York Stock Exchange, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of each Fund.

REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreement transactions. The Funds, through their custodian, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FINANCIAL FUTURES CONTRACTS. Certain Funds may invest in financial futures contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by a fund each day, depending on the daily fluctuations in the fair value of the underlying security. A fund recognizes an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying assets. The daily changes in contract value are recorded as unrealized gains or losses, and a fund recognizes the realized gain or loss when the contract is closed.

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Securities purchased on a when-issued or forward-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. Each of the Funds will segregate liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

INVESTMENT INCOME AND EXPENSES. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Columbia Real Estate Equity Fund estimates the components of distributions from Real Estate Investment Trusts (REIT). Distributions received in excess of income are recorded as a reduction of cost of investments. Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Awards from litigation are recorded as a reduction of cost if the Funds still hold the affected securities on the payment date. If the Funds no longer hold the affected securities, the proceeds are recorded as realized gains. Expenses are recorded on the accrual basis and each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of all Funds.

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Effective January 1, 2003, the Columbia Real Estate Equity Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from REIT. The cumulative effect of this accounting change did not impact total net assets of the Fund, but resulted in reclassifications as follows:

                                          DECREASE IN
                                         UNDISTRIBUTED
                     DECREASE            NET INVESTMENT
                     IN COST                INCOME
                     -------                ------
                    $6,160,297             $6,160,297

The effect of this change for the eight months ended August 31, 2003 is as follows:

                                         DECREASE IN
                     DECREASE              DIVIDEND
                     IN COST                INCOME
                     -------                ------
                    $2,246,875            $2,246,875

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change.

DETERMINATION OF CLASS NET ASSET VALUES. All income, expenses (other than class specific fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis, based on net assets, for purposes of determining the net asset value of each class.

FORWARD CURRENCY EXCHANGE CONTRACTS. Certain Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of the portfolio securities denominated in a foreign currency. Contracts are valued at the prevailing forward exchange rate of the underlying currencies. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in the net realized gains or losses from foreign currency transactions. Fluctuations in the value of forward currency exchange contracts are recorded for financial reporting purposes as unrealized gains or losses. The Funds could be exposed to risks if counterparties to the forward currency exchange contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The effect of any change in the value of a hedged foreign currency would be offset by the corresponding change (resulting from a change in exchange rates) in value of the securities denominated in that currency. As of August 31, 2003, the Funds had no outstanding forward currency exchange contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities of the Funds are translated into U.S. dollars at the daily rates of exchange on the valuation date. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices on investments held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign currency gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate. Such transactions are shown separately on the Statement of Operations.

USE OF ESTIMATES. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income of the Columbia Real Estate Equity Fund and Columbia Balanced Fund are declared and paid quarterly. Dividends from net investment income of the Columbia Common Stock Fund, Columbia Growth Fund, Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund, Columbia Technology Fund and Columbia Strategic Investor Fund are declared and paid annually. Dividends from net investment income of the Columbia Short Term Bond Fund, Columbia Fixed Income Securities Fund, Columbia National Municipal Bond Fund, Columbia Oregon Municipal Bond Fund and Columbia High Yield Fund are declared daily and paid monthly. Dividends from net investment income of the Columbia Daily Income Company

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

are declared and paid daily. Distributions from any net realized gains are generally declared and paid annually for all Funds. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Directors in accordance with federal income tax regulations.

FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Funds. Therefore, no federal income or excise tax provision is required.

FOREIGN CAPITAL GAINS TAXES. Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 30%. The Funds provide for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

REDEMPTION FEES. Effective February 15, 2003, the Columbia International Stock Fund began imposing a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. For the period February 15, 2003 to August 31, 2003, the redemption fee for Class Z shares amounted to $164,843. This amount, which is retained by the Columbia International Stock Fund, is accounted for as an addition to paid in capital. For the period February 15, 2003 through October 8, 2003, redemption fees were recorded as a component of paid in capital on Class Z. Effective October 9, 2003, redemption fees are allocated to paid in capital of each class proportionately for purposes of determining the net asset value of each class.

OTHER. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

For the Columbia Oregon Municipal Bond Fund there are certain risks arising from geographic concentration in any one state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Also, certain non-diversified funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

The Columbia High Yield Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments.

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2 -- INVESTMENT TRANSACTIONS

As of August 31, 2003, for federal income tax purposes, net unrealized appreciation (depreciation) on investments was as follows:



                                               UNREALIZED      UNREALIZED     NET UNREALIZED
                                              APPRECIATION    DEPRECIATION     APPRECIATION
                                             -------------    ------------    --------------
Columbia Common Stock Fund ...............   $  73,444,358    $ (2,790,135)   $   70,654,223
Columbia Growth Fund .....................     162,588,066      (7,003,194)      155,584,872
Columbia International Stock Fund ........      37,170,396      (8,336,368)       28,834,028
Columbia Mid Cap Growth Fund .............     217,648,225     (17,908,857)      199,739,368
Columbia Small Cap Growth Fund ...........     152,086,833      (9,274,944)      142,811,889
Columbia Real Estate Equity Fund .........     194,605,827      (4,504,334)      190,101,493
Columbia Technology Fund .................       3,325,392        (227,709)        3,097,683
Columbia Strategic Investor Fund .........      43,402,303      (3,975,860)       39,426,443
Columbia Balanced Fund ...................      76,332,141      (4,494,084)       71,838,057
Columbia Short Term Bond Fund ............       3,959,637      (2,895,371)        1,064,266
Columbia Fixed Income Securities Fund ....      11,487,145      (5,518,097)        5,969,048
Columbia National Municipal Bond Fund ....         505,744         (77,340)          428,404
Columbia Oregon Municipal Bond Fund ......      17,214,989      (5,711,395)       11,503,594
Columbia High Yield Fund .................      28,561,046     (16,147,532)       12,413,514


During the period ended August 31, 2003, purchases and sales of investments, other than short-term obligations, were as follows:

                                               PURCHASES         SALES
                                             -------------   -------------
Columbia Common Stock Fund ...............   $ 411,207,992   $ 455,849,482
Columbia Growth Fund .....................     914,724,289     964,142,585
Columbia International Stock Fund ........     162,615,631      85,811,841
Columbia Mid Cap Growth Fund .............     687,055,191     640,676,807
Columbia Small Cap Growth Fund ...........     396,116,127     415,744,063
Columbia Real Estate Equity Fund .........     253,903,291     256,710,211
Columbia Technology Fund .................      63,517,029      59,172,657
Columbia Strategic Investor Fund .........     148,199,990     197,513,103
Columbia Balanced Fund ...................     687,495,271     734,895,517
Columbia Short Term Bond Fund ............     801,961,677     556,546,304
Columbia Fixed Income Securities Fund ....     874,088,708     853,771,894
Columbia National Municipal Bond Fund ....       2,076,479       1,954,604
Columbia Oregon Municipal Bond Fund ......      51,024,705      59,109,771
Columbia High Yield Fund .................     978,970,492     417,043,282

During the period ended August 31, 2003, purchases and sales of U.S. Government securities were as follows:

                                               PURCHASES          SALES
                                             -------------    -------------
Columbia Common Stock Fund ...............   $   3,355,849   $   3,882,012
Columbia Growth Fund .....................       4,056,957      13,563,909
Columbia Strategic Investor Fund .........         751,850         757,970
Columbia Balanced Fund ...................     255,254,301     263,475,568
Columbia Short Term Bond Fund ............      37,046,902      65,041,640
Columbia Fixed Income Securities Fund ....     735,279,279     720,182,530

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 -- FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, straddle deferrals, current year distribution payable, capital loss carryforwards, real estate investment trust adjustments, foreign capital gains tax, net operating loss and non-deductible expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended August 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:



                                            UNDISTRIBUTED
                                          (OVERDISTRIBUTED)  ACCUMULATED
                                            NET INVESTMENT   NET REALIZED    PAID-IN
                                               INCOME        GAIN (LOSS)     CAPITAL
                                          --------------    ------------  ------------
Columbia Common Stock Fund ..............    $         9    $        (9)  $         --
Columbia Growth Fund ....................         66,592             --        (66,592)
Columbia International Stock Fund .......         13,774        (23,730)         9,956
Columbia Mid Cap Growth Fund ............      4,890,253             --     (4,890,253)
Columbia Small Cap Growth Fund ..........      3,758,177             --     (3,758,177)
Columbia Real Estate Equity Fund ........        410,226      4,451,351     (4,861,577)
Columbia Technology Fund ................         97,458             --        (97,458)
Columbia Strategic Investor Fund ........          2,000         (2,901)           901
Columbia Balanced Fund ..................        322,195       (322,195)            --
Columbia Short Term Bond Fund ...........        326,054        (89,440)      (236,614)
Columbia Fixed Income Securities Fund ...        762,934       (762,934)            --
Columbia National Municipal Bond Fund ...            (20)            20             --
Columbia Oregon Municipal Bond Fund .....         (4,161)         4,161             --
Columbia High Yield Fund ................        542,959       (542,959)            --


Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended August 31, 2003 and the years ended December 31, 2002 and December 31, 2001 was as follows:



                                                             PERIOD ENDED AUGUST 31, 2003
                                             -----------------------------------------------------------
                                              TAX-EXEMPT      ORDINARY        LONG-TERM
                                                INCOME         INCOME       CAPITAL GAINS       TOTAL
                                             ------------    -----------    -------------    -----------
Columbia Real Estate Equity Fund .........    $        --    $11,900,435       $       --    $11,900,435
Columbia Balanced Fund ...................             --      6,968,577               --      6,968,577
Columbia Short Term Bond Fund ............             --      7,429,972               --      7,429,972
Columbia Fixed Income Securities Fund ....             --     14,327,387               --     14,327,387
Columbia National Municipal Bond Fund ....        432,316          2,844           10,985        446,145
Columbia Oregon Municipal Bond Fund ......     14,166,830         24,229          280,860     14,471,919
Columbia High Yield Fund .................             --     53,476,396               --     53,476,396
Columbia Daily Income Company ............             --      3,560,546               --      3,560,546


                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



                                                                 YEAR ENDED DECEMBER 31, 2002
                                           ---------------------------------------------------------------------
                                            TAX-EXEMPT    ORDINARY      LONG-TERM      TAX RETURN
                                              INCOME       INCOME     CAPITAL GAINS    OF CAPITAL      TOTAL
                                           -----------  ------------  ------------    -----------   ------------
Columbia Common Stock Fund ............... $        --  $  2,325,610   $        --    $        --   $  2,325,610
Columbia International Stock Fund ........          --       102,850            --        403,799        506,649
Columbia Real Estate Equity Fund .........          --    29,918,034            --      3,915,328     33,833,362
Columbia Strategic Investor Fund .........          --     2,143,571        71,885             --      2,215,456
Columbia Balanced Fund ...................          --    21,206,395            --             --     21,206,395
Columbia Short Term Bond Fund ............          --     3,936,894            --             --      3,936,894
Columbia Fixed Income Securities Fund ....          --    25,343,852            --             --     25,343,852
Columbia National Municipal Bond Fund ....     599,363         2,439        64,967             --        666,769
Columbia Oregon Municipal Bond Fund ......  22,352,069       200,224     4,822,914             --     27,375,207
Columbia High Yield Fund .................          --    30,342,904            --             --     30,342,904
Columbia Daily Income Company ............          --    14,142,055            --             --     14,142,055




                                                                  YEAR ENDED DECEMBER 31, 2001
                                           ---------------------------------------------------------------------
                                            TAX-EXEMPT    ORDINARY      LONG-TERM      TAX RETURN
                                              INCOME       INCOME     CAPITAL GAINS    OF CAPITAL      TOTAL
                                           -----------  ------------  ------------    -----------   ------------
Columbia Common Stock Fund ............... $        --  $  2,384,042   $   568,973    $        --   $  2,953,015
Columbia Growth Fund .....................          --            --     6,365,332             --      6,365,332
Columbia International Stock Fund ........          --            --            --        131,448        131,448
Columbia Mid Cap Growth Fund .............          --            --    36,110,869             --     36,110,869
Columbia Real Estate Equity Fund .........          --    21,221,990            --      2,074,000     23,295,990
Columbia Strategic Investor Fund .........          --       503,110            --             --        503,110
Columbia Balanced Fund ...................          --    28,272,449            --             --     28,272,449
Columbia Short Term Bond Fund ............          --     2,396,760       107,979             --      2,504,739
Columbia Fixed Income Securities Fund ....          --    25,535,189            --             --     25,535,189
Columbia National Municipal Bond Fund ....     533,303         3,175        22,086             --        558,564
Columbia Oregon Municipal Bond Fund ......  22,201,827        18,916     1,079,947             --     23,300,690
Columbia High Yield Fund .................          --    13,865,815            --             --     13,865,815
Columbia Daily Income Company ............          --    45,229,610            --             --     45,229,610

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:




                                          UNDISTRIBUTED   UNDISTRIBUTED     UNDISTRIBUTED       NET
                                            TAX-EXEMPT      ORDINARY         LONG-TERM       UNREALIZED
                                              INCOME         INCOME        CAPITAL GAINS   APPRECIATION *
                                          -------------   ------------     -------------   --------------
Columbia Common Stock Fund ...............   $       --    $ 1,506,446       $       --    $  70,654,223
Columbia Growth Fund .....................           --             --               --      155,584,872
Columbia International Stock Fund ........           --      1,284,982               --       28,379,211
Columbia Mid Cap Growth Fund .............           --             --               --      199,739,368
Columbia Small Cap Growth Fund ...........           --             --               --      142,811,889
Columbia Real Estate Equity Fund .........           --      4,718,014**             --      190,101,493
Columbia Technology Fund .................           --             --               --        3,097,683
Columbia Strategic Investor Fund .........           --      1,293,349               --       39,426,367
Columbia Balanced Fund ...................           --      1,881,426               --       71,838,057
Columbia Short Term Bond Fund ............           --        252,728               --        1,064,266
Columbia Fixed Income Securities Fund ....           --         64,031               --        5,969,048
Columbia National Municipal Bond Fund ....        4,291             --           56,064          428,404
Columbia Oregon Municipal Bond Fund ......      377,628         95,377        3,257,680       11,503,594
Columbia High Yield Fund .................           --      2,237,700               --       12,413,514
Columbia Daily Income Company ............           --          5,134               --               --


* The difference between book-basis and tax-basis unrealized appreciation (depreciation), if applicable, is attributable primarily to the tax deferral of losses on wash sales.
**  Amount is estimated as of August 31, 2003.

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 -- FEDERAL TAX INFORMATION (CONT.)

The following capital loss carryforwards, determined as of August 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:



                                                               YEAR OF EXPIRATION
                                    2005      2006      2007         2008          2009         2010          2011         TOTAL
                                  --------  -------  -----------  -----------  ------------  ------------  -----------  ------------
Columbia Common Stock Fund .......$     --  $    --  $            $        --  $ 52,039,637  $ 73,274,519  $18,452,682  $143,766,838
Columbia Growth Fund .............      --       --   23,087,439    7,477,479   162,540,209   201,393,752   43,705,919   438,204,798
Columbia International
Stock Fund .......................      --       --    7,390,519    5,799,516    24,287,430    16,745,931    9,023,330    63,246,726
Columbia Mid Cap Growth Fund .....      --       --    9,239,978   30,472,022   123,971,781    95,645,403    4,954,493   264,283,677
Columbia Small Cap Growth Fund ...      --       --           --           --   104,088,375   101,480,033           --   205,568,408
Columbia Real Estate Equity Fund *      --       --           --    1,271,327            --    10,996,911           --    12,268,238
Columbia Technology Fund .........      --       --           --           --     1,244,550     4,569,408           --     5,813,958
Columbia Strategic Investor Fund .      --       --    1,431,991      789,528            --    18,244,149    7,553,218    28,018,886
Columbia Balanced Fund ...........      --       --           --           --    65,697,715    69,939,934   10,183,477   145,821,126
Columbia Short Term Bond Fund .... 450,166  517,428           --    1,103,186            --            --           --     2,070,780
Columbia Fixed Income
Securities Fund ..................      --       --           --           --            --     2,618,327           --     2,618,327
Columbia High Yield Fund .........      --       --      798,777    1,547,817     6,534,263    26,808,027           --    35,688,884
Columbia Daily Income Company ....      --       --           --           --            --            --          320           320


* The Fund's capital loss carryforward information is as of December 31, 2002.

Of the capital loss carryforwards attributable to Columbia Growth Fund, $30,564,918 ($23,087,439 expiring 08/31/07 and $7,477,479 expiring 08/31/08) was obtained upon the Columbia Growth Fund's merger with Galaxy Large Cap Growth Fund (See Note 1).

Of the capital loss carryforwards attributable to Columbia International Stock Fund, $9,124,064 ($7,196,259 expiring 08/31/07 and $1,927,805 expiring 08/31/08)
and $4,725,563 ($194,260 expiring 08/31/07, $3,871,712 expiring 08/31/08 and
$659,591 expiring 08/31/09) were obtained upon the Columbia International Stock Fund's merger with LNIEF and SRIF, respectively (See Note 1).

Of the capital loss carryforwards attributable to Columbia Mid Cap Growth Fund, $9,732,198 ($927,932 expiring 08/31/07, $7,427,424 expiring 08/31/08 and
$1,376,842 expiring 08/31/09), $39,492,613 ($5,340,814 expiring 08/31/07,
$22,105,946 expiring 08/31/08 and $12,045,853 expiring 08/31/09) and $4,415,697
($2,971,232 expiring 08/31/07, $938,652 expiring 08/31/08 and $505,813 expiring
08/31/09) were obtained upon the Columbia Mid Cap Growth Fund's merger with LMCGF, SRCOF and GGIIF, respectively (See Note 1).

Of the capital loss carryforwards attributable to Columbia Strategic Investor Fund, $1,968,809 ($1,331,685 expiring 08/31/07 and $637,124 expiring 08/31/08)
and $252,710 ($100,306 expiring 08/31/07 and $152,404 expiring 08/31/08) were obtained upon the Columbia Strategic Investor Fund's merger with LCEF and LCF, respectively (See Note 1).

Of the capital loss carryforwards attributable to Columbia Short Term Bond Fund, $2,070,780 ($450,166 expiring 08/31/05, $517,428 expiring 08/31/06 and
$1,103,186 expiring 08/31/08) was obtained upon the Columbia Short Term Bond Fund's merger with Galaxy Short Term Bond Fund (See Note 1).

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial") the administrator to the Funds, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Funds. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

MANAGEMENT FEES. Investment management fees were paid by each Fund to Columbia. The fees are based on the following annual rates of average daily net assets:



                                                ACTUAL RATE
                                              FOR THE PERIOD    FEES ON          FEES ON       FEES ON        FEES ON
                                                  ENDED        NET ASSETS      NET ASSETS     NET ASSETS     NET ASSETS
                                                AUGUST 31,       FIRST            NEXT           NEXT        EXCEEDING
                                                   2003       $200 MILLION    $300 MILLION   $500 MILLION    $1 BILLION
                                              -------------   ------------    ------------   ------------   -----------
Columbia Common Stock Fund ................      0.600%          0.600%           0.600%        0.600%         0.600%
Columbia Growth Fund ......................      0.602%          0.750%           0.625%        0.500%         0.500%
Columbia International Stock Fund* ........      1.000%          1.000%           1.000%        1.000%         1.000%
Columbia Mid Cap Growth Fund ..............      0.888%          1.000%           1.000%        0.750%         0.750%
Columbia Small Cap Growth Fund ............      1.000%          1.000%           1.000%        1.000%         1.000%
Columbia Real Estate Equity Fund ..........      0.750%          0.750%           0.750%        0.750%         0.750%
Columbia Technology Fund ..................      1.000%          1.000%           1.000%        1.000%         1.000%
Columbia Strategic Investor Fund ..........      0.750%          0.750%           0.750%        0.750%         0.750%
Columbia Balanced Fund ....................      0.500%          0.500%           0.500%        0.500%         0.500%
Columbia Short Term Bond Fund .............      0.500%          0.500%           0.500%        0.500%         0.500%
Columbia Fixed Income Securities Fund .....      0.500%          0.500%           0.500%        0.500%         0.500%
Columbia National Municipal Bond Fund .....      0.500%          0.500%           0.500%        0.500%         0.500%
Columbia Oregon Municipal Bond Fund .......      0.500%          0.500%           0.500%        0.500%         0.500%
Columbia High Yield Fund ..................      0.600%          0.600%           0.600%        0.600%         0.600%
Columbia Daily Income Company .............      0.473%          0.500%           0.500%        0.450%         0.400%

* Effective July 30, 2003, the management fee was changed for the following fund:
Columbia International Stock Fund .........        N/A           1.000%           1.000%        0.950%         0.900%


TRANSFER AGENT FEES. The transfer agent for the Funds is Liberty Funds
Services, Inc., an affiliate of Columbia. Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc. ("CFSI"). For all Funds' Class Z shares, with the exception of Columbia National Municipal Bond Fund, CFSI is compensated based on a monthly fee equal to the higher of a per account fee or a flat fee of $1,500 per month. Columbia National Municipal Bond Fund is not subject to the $1,500 flat fee. For Class A, Class B, Class D, Class G and Class T shares, each Fund pays CFSI a monthly fee that is the lower of: 1) the monthly fee described for Class Z shares in the preceding sentence, as applied to Class A, Class B, Class D, Class G and Class T shares, or 2) a fee based upon an annual rate of 0.06% of the average daily net assets attributable to Class A, Class B, Class D, Class G and Class T shares, plus a per transaction fee and a per account fee. In addition, CFSI receives reimbursement for certain out-of-pocket expenses.

At a special meeting held on September 30, 2003, the Board of Directors approved a change of the transfer agent fees structure for the Funds. Effective November 1, 2003, the Funds will be charged an annual charge per open account for the transfer agent fees as follows:

           Columbia Common Stock Fund                $28.00
           Columbia Growth Fund                      $28.00
           Columbia International Stock Fund         $28.00

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

          Columbia Mid Cap Growth Fund                   $28.00
          Columbia Small Cap Growth Fund                 $28.00
          Columbia Real Estate Equity Fund               $28.00
          Columbia Technology Fund                       $28.00
          Columbia Strategic Investor Fund               $28.00
          Columbia Balanced Fund                         $28.00
          Columbia Short Term Bond Fund                  $34.00
          Columbia Fixed Income Securities Fund          $34.00
          Columbia National Municipal Bond Fund          $34.00
          Columbia Oregon Municipal Bond Fund            $34.00
          Columbia High Yield Fund                       $34.00
          Columbia Daily Income Company                  $33.50

PRICING AND BOOKKEEPING FEES. Columbia is responsible for providing pricing and bookkeeping services to the Funds under a Pricing, Bookkeeping and Fund Administration Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of these functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund a monthly fee equal to 0.01% annually of each Fund's average daily net assets. The fee for a Fund in any year shall not be less than $25,000 or exceed $150,000.

At the special meeting held on September 30, 2003, the Board of Directors also approved a change of the pricing and bookkeeping fees structure effective November 1, 2003. Under the new pricing and bookkeeping agreement, Columbia will receive from the Funds an annual flat financial accounting fee of $25,000, an annual flat financial reporting fee of $19,965 and a monthly financial accounting fee equal to 0.02% annually of average daily net assets of each Fund. The fee for a Fund in any year shall not exceed $150,000.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES. Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Funds' principal underwriter. Effective October 13, 2003, Liberty Funds Distributor, Inc. changed its name to Columbia Funds Distributor, Inc. For the period ended August 31, 2003, the Funds have been advised that the Distributor retained fees as follows:



                                              FRONT-END                 CONTINGENT DEFERRED
                                             SALES CHARGE                  SALES CHARGE
                                           -----------------   ---------------------------------------
                                            CLASS A  CLASS T   CLASS A   CLASS B    CLASS D    CLASS G
                                           --------  -------   -------   --------   --------   -------
Columbia Common Stock Fund ..............  $    166  $    --   $    --    $     7   $     --   $    --
Columbia Growth Fund ....................     2,534       --     1,109        215         50    19,518
Columbia International Stock Fund .......     7,096       --     2,087     19,114        106        --
Columbia Mid Cap Growth Fund ............     1,056       65        22      7,098        119     1,636
Columbia Real Estate Equity Fund ........    11,048       --        --      1,450        122        --
Columbia Technology Fund ................       151       --       154         58         --        --
Columbia Strategic Investor Fund ........     1,674       --       280      6,849         92        --
Columbia Balanced Fund ..................     1,584       --        77      4,927        150        --
Columbia Short Term Bond Fund ...........    34,079       33       953     52,350     16,823     5,151
Columbia Fixed Income Securities Fund ...     4,172       --        --      6,586      2,841        --
Columbia National Municipal Bond Fund ...     1,276       --        --         --        121        --
Columbia Oregon Municipal Bond Fund .....     6,909       --        --        625      2,100        --
Columbia High Yield Fund ................   158,986       --     8,066     73,004     42,091        --


                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor at an annual rate of average daily net assets as follows:



                                                      DISTRIBUTION FEE                           SERVICE FEE
                                          ------------------------------------    ----------------------------------------
                                         CLASS A(a) CLASS B  CLASS D  CLASS G     CLASS A(a) CLASS B    CLASS D    CLASS G
                                          --------  -------  -------  --------    --------    ------    -------    -------
Columbia Common Stock Fund .............      0.10%    0.75%    0.75%       --        0.25%     0.25%      0.25%        --
Columbia Growth Fund ...................      0.10%    0.75%    0.75%     0.65%(b)    0.25%     0.25%      0.25%      0.50%(b)
Columbia International Stock Fund ......        --     0.75%    0.75%       --        0.25%     0.25%      0.25%        --
Columbia Mid Cap Growth Fund ...........      0.10%    0.75%    0.75%     0.65%(b)    0.25%     0.25%      0.25%      0.50%(b)
Columbia Real Estate Equity Fund .......      0.10%    0.75%    0.75%       --        0.25%     0.25%      0.25%        --
Columbia Technology Fund ...............      0.10%    0.75%    0.75%       --        0.25%     0.25%      0.25%        --
Columbia Strategic Investor Fund .......        --     0.75%    0.75%       --        0.25%     0.25%      0.25%        --
Columbia Balanced Fund .................      0.10%    0.75%    0.75%       --        0.25%     0.25%      0.25%        --
Columbia Short Term Bond Fund ..........      0.10%    0.75%    0.75%     0.65%(c)    0.25%     0.25%      0.25%      0.50%(c)
Columbia Fixed Income Securities Fund ..      0.10%    0.75%    0.75%       --        0.25%     0.25%      0.25%        --
Columbia National Municipal Bond Fund ..      0.10%    0.75%    0.75%       --        0.25%     0.25%      0.25%        --
Columbia Oregon Municipal Bond Fund ....      0.10%    0.75%    0.75%       --        0.25%     0.25%      0.25%        --
Columbia High Yield Fund ...............      0.10%    0.75%    0.75%       --        0.25%     0.25%      0.25%        --


(a) The Fund's Board of Directors limits payments under the Plan for Class
    A shares to 0.25% annually of the Class A average daily net assets.
(b) The Fund's Board of Directors limits payments under the Plan for Class G shares to 0.95% annually of the Class G average daily net assets.
(c) The Fund's Board of Directors limits payments under the Plan for Class G shares to 0.80% annually of the Class G average daily net assets.

The Distributor has voluntarily agreed to waive a portion of the Class D distribution and service fees so that combined these fees do not exceed the annual rates of average daily net assets as follows:

Columbia Short Term Bond Fund ............  0.40%
Columbia Fixed Income Securities Fund ....  0.85%
Columbia National Municipal Bond Fund ....  0.65%
Columbia Oregon Municipal Bond Fund ......  0.65%
Columbia High Yield Fund .................  0.85%

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES PLAN. The Columbia Mid Cap Growth Fund and Columbia Short Term Bond Fund have adopted shareholder services plans that permit them to pay for certain services provided to Class T shareholders by their financial advisor. The annual service fee may equal up to 0.50% for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. The Columbia Mid Cap Growth Fund does not intend to pay more than 0.30% annually for Class T shareholder service fees. The Columbia Short Term Bond Fund does not intend to pay more than 0.15% annually for Class T shareholder service fees.

EXPENSE LIMITS. For the period ended August 31, 2003, and until further notice, Columbia has contractually agreed to reimburse expenses (excluding any class specific distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) in excess of 1.65% and 0.65% for the Columbia Technology Fund and Columbia National Municipal Bond Fund, respectively.

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

For the three years commencing November 1, 2000 and ending October 31, 2003, Columbia has contractually agreed to reimburse expenses (excluding any class specific distribution, service and shareholder service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any), in excess of 0.75% for the Columbia Short Term Bond Fund. In addition, through May 24, 2004, Columbia or its affiliate has contractually agreed to reimburse class specific transfer agency fees to the extent necessary to prevent the total annual operating expense from exceeding 1.64%, 0.98% and 0.66% for Class G, Class T and Class Z shares, respectively, as a result of expenses attributable to the acquisition of the Galaxy Short-Term Bond Fund by the Columbia Short Term Bond Fund.

Columbia has contractually agreed to waive a portion of the transfer agent fees at an annual rate of average daily net assets as follows:

                                    CLASS A  CLASS B    CLASS D     CLASS Z
                                    -------  -------    -------     -------
Columbia International Stock Fund .      --     0.11%      0.75%       0.12%
Columbia Mid Cap Growth Fund ......    0.01%    0.12%      0.09%       0.05%
Columbia Strategic Investor Fund ..      --     0.23%      0.15%       0.03%

Columbia has agreed to keep the transfer agent agreements in place through May 2004. Thereafter, these arrangements may be modified or terminated by Columbia at any time.

OTHER. The Funds have an agreement with their custodian bank under which custody fees are reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. The amounts of custody credits for the period ended August 31, 2003 are as follows:

                                            CUSTODY
NAME OF FUND                                CREDITS
------------                                -------
Columbia Common Stock Fund .............     $    1
Columbia Growth Fund ...................      1,061
Columbia International Stock Fund ......        280
Columbia Mid Cap Growth Fund ...........        527
Columbia Small Cap Growth Fund .........      1,211
Columbia Real Estate Equity Fund .......         80
Columbia Technology Fund ...............        264
Columbia Strategic Investor Fund .......      2,714
Columbia Balanced Fund .................      1,766
Columbia Short Term Bond Fund ..........      3,254
Columbia Fixed Income Securities Fund ..      1,575
Columbia National Municipal Bond Fund ..         47
Columbia Oregon Municipal Bond Fund ....         91
Columbia High Yield Fund ...............      6,125
Columbia Daily Income Company ..........      1,437

Directors' fees and expenses were paid directly by each Fund to directors having no affiliation with the Funds other than in their capacity as directors. Other officers and directors receive no compensation from the Funds.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL STOCK ACTIVITY



                                                                             COLUMBIA FUNDS
                                                                FOR THE PERIOD ENDED AUGUST 31, 2003 (a)

                                                                                                                         REAL
                                                COMMON                     INTERNATIONAL     MID CAP     SMALL CAP      ESTATE
                                                 STOCK         GROWTH          STOCK         GROWTH        GROWTH       EQUITY
                                                 FUND           FUND           FUND           FUND          FUND         FUND
                                             ------------   ------------   ------------   ------------  ------------  -----------
SHARES:
CLASS A:
Shares sold.................................       10,945         50,514        179,774        389,366            --      655,533
Shares issued for distributions reinvested..           --             --             --             --            --        2,966
Shares redeemed.............................         (117)       (26,317)      (278,832)      (219,073)           --     (121,571)
                                             ------------   ------------   ------------   ------------  ------------  -----------
   Net increase (decrease)..................       10,828         24,197        (99,058)       170,293            --      536,928
                                             ============   ============   ============   ============  ============  ===========
CLASS B:
Shares sold.................................       36,205         31,960        117,506         47,439            --      178,356
Shares issued for distributions reinvested..           --             --             --             --            --          860
Shares redeemed.............................       (7,327)        (5,060)      (289,533)       (40,673)           --      (12,411)
                                             ------------   ------------   ------------   ------------  ------------  -----------
   Net increase (decrease)..................       28,878         26,900       (172,027)         6,766            --      166,805
                                             ============   ============   ============   ============  ============  ===========
CLASS D:
Shares sold.................................       16,394         13,491         67,591         18,375            --      147,439
Shares issued for distributions reinvested..           --             --             --             --            --          775
Shares redeemed.............................      (11,846)        (6,462)       (65,502)        (6,698)           --       (3,893)
                                             ------------   ------------   ------------   ------------  ------------  -----------
   Net increase.............................        4,548          7,029          2,089         11,677            --      144,321
                                             ============   ============   ============   ============  ============  ===========
CLASS G:
Shares sold.................................           --          5,008             --          1,272            --           --
Shares redeemed.............................           --        (58,288)            --         (7,460)           --           --
                                             ------------   ------------   ------------   ------------  ------------  -----------
   Net decrease.............................           --        (53,280)            --         (6,188)           --           --
                                             ============   ============   ============   ============  ============  ===========
CLASS T:
Shares sold.................................           --             --             --         22,853            --           --
Shares redeemed.............................           --             --             --       (127,510)           --           --
                                             ------------   ------------   ------------   ------------  ------------  -----------
   Net decrease.............................           --             --             --       (104,657)           --           --
                                             ============   ============   ============   ============  ============  ===========
CLASS Z:
Shares sold.................................    3,346,207      3,770,779     12,787,173     15,558,486     8,361,804   19,396,080
Shares issued for distributions reinvested..           --             --             --             --            --      497,422
Shares redeemed.............................   (6,523,031)    (5,869,216)    (5,233,439)   (15,158,849)   (9,108,258) (21,373,984)
                                             ------------   ------------   ------------   ------------  ------------  -----------
   Net increase (decrease)..................   (3,176,824)    (2,098,437)     7,553,734        399,637      (746,454)  (1,480,482)
                                             ============   ============   ============   ============  ============  ===========


(a)The Funds have changed their fiscal year end from December 31 to August 31.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL STOCK ACTIVITY (CONT.)



                                                                             COLUMBIA FUNDS
                                                                FOR THE PERIOD ENDED AUGUST 31, 2003 (a)

                                                                                                                        REAL
                                        COMMON                       INTERNATIONAL     MID CAP        SMALL CAP        ESTATE
                                        STOCK          GROWTH            STOCK          GROWTH         GROWTH          EQUITY
                                         FUND           FUND             FUND            FUND           FUND            FUND
                                    -------------   -------------    -------------   -------------   -------------  -------------
AMOUNTS:
CLASS A:
Sales ............................  $     170,123   $   1,127,877    $   1,838,487   $   6,472,166              --  $  12,613,973
Distributions reinvested .........             --              --               --              --              --         56,728
Redemptions ......................         (1,878)       (600,530)      (2,814,836)     (3,745,690)             --     (2,319,879)
                                    -------------   -------------    -------------   -------------   -------------  -------------
   Net increase (decrease) .......  $     168,245   $     527,347    $    (976,349)  $   2,726,476              --  $  10,350,822
                                    =============   =============    =============   =============   =============  =============
CLASS B:
Sales ............................  $     551,074   $     722,252    $   1,216,734   $     745,476              --  $   3,330,663
Distributions reinvested .........             --              --               --              --              --         16,519
Redemptions ......................       (107,471)       (113,169)      (2,950,070)       (637,724)             --       (241,060)
                                    -------------   -------------    -------------   -------------   -------------  -------------
   Net increase (decrease) .......  $     443,603   $     609,083    $  (1,733,336)  $     107,752              --  $   3,106,122
                                    =============   =============    =============   =============   =============  =============
CLASS D:
Sales ............................  $     259,863   $     309,866    $     669,176   $     281,516              --  $   2,763,824
Distributions reinvested .........             --              --               --              --              --         14,883
Redemptions ......................       (192,430)       (148,435)        (642,271)       (106,816)             --        (76,027)
                                    -------------   -------------    -------------   -------------   -------------  -------------
   Net increase ..................  $      67,433   $     161,431    $      26,905   $     174,700              --  $   2,702,680
                                    =============   =============    =============   =============   =============  =============
CLASS G:
Sales ............................             --   $     110,114               --   $      19,333              --             --
Redemptions ......................             --      (1,271,125)              --        (114,734)             --             --
                                    -------------   -------------    -------------   -------------   -------------  -------------
   Net decrease ..................             --   $  (1,161,011)              --   $     (95,401)             --             --
                                    =============   =============    =============   =============   =============  =============
CLASS T:
Sales ............................             --              --               --   $     357,740              --             --
Redemptions ......................             --              --               --      (2,002,189)             --             --
                                    -------------   -------------    -------------   -------------   -------------  -------------
   Net decrease ..................             --              --               --   $  (1,644,449)             --             --
                                    =============   =============    =============   =============   =============  =============
CLASS Z:
Sales.............................  $  52,008,289   $  84,770,150    $ 132,219,531   $ 243,718,260   $ 154,165,644  $ 358,557,734
Distributions reinvested .........             --              --               --              --              --      9,407,709
Redemptions ......................   (102,375,697)   (128,773,493)     (52,772,540)   (237,069,456)   (159,924,003)  (393,631,516)
                                    -------------   -------------    -------------   -------------   -------------  -------------
   Net increase (decrease)........  $ (50,367,408)  $ (44,003,343)   $  79,446,991   $   6,648,804   $  (5,758,359) $ (25,666,073)
                                    =============   =============    =============   =============   =============  =============
Total Capital Share Transactions..  $ (49,688,127)  $ (43,866,493)   $  76,764,211   $   7,917,882   $  (5,758,359) $  (9,506,449)
                                    =============   =============    =============   =============   =============  =============


(a) The Funds have changed their fiscal year end from December 31 to August 31.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



                                                                             COLUMBIA FUNDS
                                                                FOR THE PERIOD ENDED AUGUST 31, 2003 (a)

                                                                                              SHORT         FIXED        NATIONAL
                                                              STRATEGIC                       TERM         INCOME        MUNICIPAL
                                              TECHNOLOGY      INVESTOR       BALANCED         BOND       SECURITIES        BOND
                                                 FUND           FUND           FUND           FUND          FUND           FUND
                                              -----------   ------------   ------------   ------------  ------------    -----------
SHARES:
CLASS A:
Shares sold.................................      170,882         75,306         33,607      4,593,712       726,952         53,632
Shares issued for distributions reinvested..           --             --            155         23,346         4,853            578
Shares redeemed.............................     (107,548)      (383,804)        (7,153)      (935,142)     (239,158)       (21,357)
                                              -----------   ------------   ------------   ------------  ------------    -----------
   Net increase (decrease)..................       63,334       (308,498)        26,609      3,681,916       492,647         32,853
                                              ===========   ============   ============   ============  ============    ===========
CLASS B:
Shares sold.................................      256,020         63,797        157,057      2,912,411       262,519         59,020
Shares issued for distributions reinvested..           --             --            424         15,236         3,019            460
Shares redeemed.............................      (45,189)       (28,440)       (17,361)      (522,269)      (43,299)        (7,781)
                                              -----------   ------------   ------------   ------------  ------------    -----------
   Net increase.............................      210,831         35,357        140,120      2,405,378       222,239         51,699
                                              ===========   ============   ============   ============  ============    ===========
CLASS D:
Shares sold.................................       24,865         27,649         27,277      1,835,008       226,577         39,862
Shares issued for distributions reinvested..           --             --            152         15,226         1,525            291
Shares redeemed.............................      (22,619)       (10,199)       (12,719)      (305,609)      (62,333)        (1,214)
                                              -----------   ------------   ------------   ------------  ------------    -----------
   Net increase ............................        2,246         17,450         14,710      1,544,625       165,769         38,939
                                              ===========   ============   ============   ============  ============    ===========
CLASS G:
Shares sold.................................           --             --             --         19,116            --             --
Shares issued for distributions reinvested..           --             --             --          2,089            --             --
Shares redeemed.............................           --             --             --        (50,125)           --             --
                                              -----------   ------------   ------------   ------------  ------------    -----------
   Net decrease ............................           --             --             --        (28,920)           --             --
                                              ===========   ============   ============   ============  ============    ===========
CLASS T:
Shares sold.................................           --             --             --        364,019            --             --
Shares issued for distributions reinvested..           --             --             --         45,992            --             --
Shares redeemed.............................           --             --             --       (694,581)           --             --
                                              -----------   ------------   ------------   ------------  ------------    -----------
   Net decrease ............................           --             --             --       (284,570)           --             --
                                              ===========   ============   ============   ============  ============    ===========
CLASS Z:
Shares sold.................................    4,006,292      5,892,671      3,932,560     33,169,321    13,907,825        592,742
Shares issued for distributions reinvested..           --             --        379,248        312,399     1,009,178         37,677
Shares redeemed.............................   (2,819,286)    (7,620,153)    (9,102,129)   (19,471,607)  (17,459,206)      (812,144)
                                              -----------   ------------   ------------   ------------  ------------    -----------
   Net increase (decrease)..................    1,187,006     (1,727,482)    (4,790,321)    14,010,113    (2,542,203)      (181,725)
                                              ===========   ============   ============   ============  ============    ===========


(a) The Funds have changed their fiscal year end from December 31 to August 31.

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL STOCK ACTIVITY (CONT.)



                                                                             COLUMBIA FUNDS
                                                                FOR THE PERIOD ENDED AUGUST 31, 2003 (a)

                                                                                      SHORT            FIXED          NATIONAL
                                                    STRATEGIC                         TERM            INCOME          MUNICIPAL
                                   TECHNOLOGY       INVESTOR         BALANCED          BOND          SECURITIES         BOND
                                       FUND            FUND            FUND            FUND            FUND             FUND
                                  ------------    -------------    -------------    -------------    ------------    ------------
AMOUNTS:
CLASS A:
Sales ..........................  $    795,971    $   1,062,103    $     621,075    $  40,026,783    $   9,909,718    $   553,278
Distributions reinvested .......            --               --            2,818          203,076           65,705          5,930
Redemptions ....................      (503,942)      (5,265,019)        (133,619)      (8,119,243)      (3,233,766)      (221,347)
                                  ------------    -------------    -------------    -------------    -------------    -----------
   Net increase (decrease) .....  $    292,029    $  (4,202,916)   $     490,274    $  32,110,616    $   6,741,657    $   337,861
                                  ============    =============    =============    =============    =============    ===========
CLASS B:
Sales ..........................  $  1,267,177    $     901,976    $   2,842,073    $  25,355,903    $   3,564,890    $   608,830
Distributions reinvested .......            --               --            7,724          132,630           41,001          4,713
Redemptions ....................      (239,637)        (390,511)        (311,808)      (4,540,064)        (588,947)       (79,981)
                                  ------------    -------------    -------------    -------------    -------------    -----------
   Net increase ................  $  1,027,540    $     511,465    $   2,537,989    $  20,948,469    $   3,016,944    $   533,562
                                  ============    =============    =============    =============    =============    ===========
CLASS D:
Sales ..........................  $    123,446    $     397,532    $     487,690    $  15,983,699    $   3,084,131    $   410,170
Distributions reinvested .......            --               --            2,764          132,466           20,715          2,986
Redemptions ....................      (115,105)        (149,190)        (224,597)      (2,657,104)        (849,629)       (12,486)
                                  ------------    -------------    -------------    -------------    -------------    -----------
   Net increase ................  $      8,341    $     248,342    $     265,857    $  13,459,061    $   2,255,217    $   400,670
                                  ============    =============    =============    =============    =============    ===========
CLASS G:
Sales ..........................            --               --               --    $     168,060               --             --
Distributions reinvested .......            --               --               --           18,273               --             --
Redemptions ....................            --               --               --         (437,235)              --             --
                                  ------------    -------------    -------------    -------------    -------------    -----------
   Net decrease ................            --               --               --    $    (250,902)              --             --
                                  ============    =============    =============    =============    =============    ===========
CLASS T:
Sales ..........................            --               --               --    $   3,195,681               --             --
Distributions reinvested .......            --               --               --          397,049               --             --
Redemptions ....................            --               --               --       (6,031,954)              --             --
                                  ------------    -------------    -------------    -------------    -------------    -----------
   Net decrease ................            --               --               --    $  (2,439,224)              --             --
                                  ============    =============    =============    =============    =============    ===========
CLASS Z:
Sales ..........................  $ 18,434,013    $  84,681,724    $  71,002,827    $ 289,096,535    $ 189,047,650    $ 6,133,480
Distributions reinvested .......            --               --        6,864,708        2,717,394       13,708,472        387,633
Redemptions ....................   (12,505,086)    (105,413,125)    (162,992,982)    (169,227,269)    (236,640,077)    (8,377,987)
                                  ------------    -------------    -------------    -------------    -------------    -----------
   Net increase (decrease) .....  $  5,928,927    $ (20,731,401)   $ (85,125,447)   $ 122,586,660    $ (33,883,955)   $(1,856,874)
                                  ============    =============    =============    =============    =============    ===========
Total Capital Share Transactions  $  7,256,837    $ (24,174,510)   $ (81,831,327)   $ 186,414,680    $ (21,870,137)   $  (584,781)
                                  ============    =============    =============    =============    =============    ===========


(a) The Funds have changed their fiscal year end from December 31 to August 31.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



                                                                   COLUMBIA FUNDS
                                                      FOR THE PERIOD ENDED AUGUST 31, 2003 (a)

                                                        OREGON
                                                       MUNICIPAL         HIGH           DAILY
                                                         BOND            YIELD          INCOME
                                                         FUND            FUND           COMPANY
                                                     ------------    ------------    ------------
SHARES:
CLASS A:
Shares sold........................................       143,490      25,041,610              --
Shares issued for distributions reinvested.........         1,224         450,683              --
Shares redeemed....................................        (8,295)     (6,784,180)             --
                                                     ------------    ------------    ------------
   Net increase....................................       136,419      18,708,113              --
                                                     ============    ============    ============
CLASS B:
Shares sold........................................        52,585       9,063,139              --
Shares issued for distributions reinvested.........           334         148,406              --
Shares redeemed....................................        (1,187)       (609,559)             --
                                                     ------------    ------------    ------------
   Net increase....................................        51,732       8,601,986              --
                                                     ============    ============    ============
CLASS D:
Shares sold........................................        51,705      10,747,325              --
Shares issued for distributions reinvested.........           628         172,120              --
Shares redeemed....................................       (31,042)       (873,716)             --
                                                     ------------    ------------    ------------
   Net increase....................................        21,291      10,045,729              --
                                                     ============    ============    ============
CLASS Z:
Shares sold........................................    10,541,884     100,424,297     468,052,097
Shares issued for distributions reinvested.........       910,985       3,670,269       4,068,237
Shares redeemed....................................   (12,534,293)    (47,029,601)   (710,031,351)
                                                     ------------    ------------    ------------
   Net increase (decrease) ........................    (1,081,424)     57,064,965    (237,911,017)
                                                     ============    ============    ============


(a) The Funds have changed their fiscal year end from December 31 to August 31.

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL STOCK ACTIVITY (CONT.)


                                                   COLUMBIA FUNDS
                                      FOR THE PERIOD ENDED AUGUST 31, 2003 (a)

                                     OREGON
                                    MUNICIPAL        HIGH             DAILY
                                      BOND           YIELD           INCOME
                                      FUND           FUND            COMPANY
                                  -------------   -------------   -------------
AMOUNTS:
CLASS A:
Sales ..........................  $   1,801,219   $ 213,784,547              --
Distributions reinvested .......         15,231       3,856,013              --
Redemptions ....................       (103,112)    (57,991,328)             --
                                  -------------   -------------   -------------
   Net increase ................  $   1,713,338   $ 159,649,232              --
                                  =============   =============   =============
CLASS B:
Sales ..........................  $     657,645   $  77,330,185              --
Distributions reinvested .......          4,158       1,269,735              --
Redemptions ....................        (15,171)     (5,189,719)             --
                                  -------------   -------------   -------------
   Net increase ................  $     646,632   $  73,410,201              --
                                  =============   =============   =============
CLASS D:
Sales ..........................  $     648,502   $  91,694,699              --
Distributions reinvested .......          7,849       1,472,483              --
Redemptions ....................       (389,956)     (7,476,795)             --
                                  -------------   -------------   -------------
   Net increase ................  $     266,395   $  85,690,387              --
                                  =============   =============   =============
CLASS Z:
Sales ..........................  $ 131,976,815   $ 857,268,253   $ 468,052,097
Distributions reinvested .......     11,381,588      31,357,503       4,068,237
Redemptions ....................   (156,819,380)   (401,243,637)   (710,031,351)
                                  -------------   -------------   -------------
   Net increase (decrease) .....  $ (13,460,977)  $ 487,382,119   $(237,911,017)
                                  =============   =============   =============
Total Capital Share Transactions  $ (10,834,612)  $ 806,131,939   $(237,911,017)
                                  =============   =============   =============

(a) The Funds have changed their fiscal year end from December 31 to August 31.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



                                                                                COLUMBIA FUNDS
                                                                     FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                                        REAL
                                                   COMMON                  INTERNATIONAL    MID CAP     SMALL CAP      ESTATE
                                                    STOCK       GROWTH         STOCK        GROWTH       GROWTH        EQUITY
                                                  FUND (a)     FUND (b)      FUND (a)      FUND (c)       FUND        FUND (a)
                                               ------------  ------------  ------------ ------------  ------------  ------------
SHARES:
CLASS A:
Shares sold.................................          2,138         6,415       103,222       15,672            --        50,286
Shares issued in connection with merger.....             --       142,906     2,026,408       68,335            --            --
Shares issued for distributions reinvested..              2            --            --           --            --           614
Shares redeemed.............................             --        (1,651)     (120,925)      (4,112)           --           (41)
                                               ------------  ------------  ------------ ------------  ------------  ------------
   Net increase.............................          2,140       147,670     2,008,705       79,895            --        50,859
                                               ============  ============  ============ ============  ============  ============
CLASS B:
Shares sold.................................          7,642         5,492        49,073        7,078            --        59,855
Shares issued in connection with merger.....             --            --     1,117,525      230,587            --            --
Shares issued for distributions reinvested..             25            --            --           --            --           426
Shares redeemed.............................           (328)           --       (76,334)      (8,494)           --           (27)
                                               ------------  ------------  ------------ ------------  ------------  ------------
   Net increase.............................          7,339         5,492     1,090,264      229,171            --        60,254
                                               ============  ============  ============ ============  ============  ============

CLASS D:
Shares sold.................................          2,972         4,966        16,230       11,403            --        20,247
Shares issued in connection with merger.....             --            --        56,019       18,373            --            --
Shares issued for distributions reinvested..              7            --            --           --            --           234
Shares redeemed.............................           (968)           --       (18,196)        (431)           --            --
                                               ------------  ------------  ------------ ------------  ------------  ------------
   Net increase.............................          2,011         4,966        54,053       29,345            --        20,481
                                               ============  ============  ============ ============  ============  ============
CLASS G:
Shares sold.................................             --           780            --          222            --            --
Shares issued in connection with merger.....             --       668,443            --       51,696            --            --
Shares redeemed.............................             --       (11,143)           --         (913)           --            --
                                               ------------  ------------  ------------ ------------  ------------  ------------
   Net increase.............................             --       658,080            --       51,005            --            --
                                               ============  ============  ============ ============  ============  ============
CLASS T:
Shares sold.................................             --            --            --        1,181            --            --
Shares issued in connection with merger.....             --            --            --    1,766,763            --            --
Shares redeemed.............................             --            --            --      (12,506)           --            --
                                               ------------  ------------  ------------ ------------  ------------  ------------
   Net increase.............................             --            --            --    1,755,438            --            --
                                               ============  ============  ============ ============  ============  ============
CLASS Z:
Shares sold.................................      7,624,871     6,673,385    14,151,430   23,256,300    19,739,178    33,091,005
Shares issued in connection with merger.....             --     4,131,819     1,426,094   16,875,517            --            --
Shares issued for distributions reinvested..        153,392           100        48,107           --            --     1,648,657
Shares redeemed.............................    (13,944,732)  (14,167,826)  (12,634,316) (25,658,966)  (17,331,161)  (25,701,989)
                                               ------------  ------------  ------------ ------------  ------------  ------------
   Net increase (decrease)..................     (6,166,469)   (3,362,522)    2,991,315   14,472,851     2,408,017     9,037,673
                                               ============  ============  ============ ============  ============  ============


(a) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class which was subsequently named Class Z shares.

(b) Effective November 1, 2002, the Fund began offering five classes of shares:
    Class A, Class B, Class D, Class G and Class Z shares. Prior to November 1, 2002, the Fund was single class which was subsequently named Class Z shares.

(c) Effective November 1, 2002, the Fund began offering six classes of shares:
    Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class which was subsequently named Class Z shares.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL STOCK ACTIVITY (CONT.)



                                                                         COLUMBIA FUNDS
                                                              FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                                         REAL
                                         COMMON                       INTERNATIONAL      MID CAP        SMALL CAP        ESTATE
                                          STOCK          GROWTH           STOCK          GROWTH          GROWTH          EQUITY
                                        FUND (a)        FUND (b)        FUND (a)        FUND (c)          FUND          FUND (a)
                                      ------------    -------------   -------------   -------------   --------------  -------------
AMOUNTS:
CLASS A:
Sales ............................... $      31,961   $     135,724   $   1,040,525   $     237,394               --  $     889,637
Proceeds received in connection
 with merger ........................            --       3,133,045      20,243,813       1,049,181               --             --
Distributions reinvested ............            24              --              --              --               --         10,830
Redemptions .........................            --         (35,026)     (1,215,758)        (61,507)              --           (701)
                                      -------------   -------------   -------------   -------------   --------------  -------------
   Net increase ..................... $      31,985   $   3,233,743   $  20,068,580   $   1,225,068               --  $     899,766
                                      =============   =============   =============   =============   ==============  =============
CLASS B:
Sales ............................... $     117,918   $     119,511   $     492,261   $     106,916               --  $   1,057,426
Proceeds received in connection
 with merger ........................            --              --      11,164,070       3,540,022               --             --
Distributions reinvested ............           365              --              --              --               --          7,526
Redemptions .........................        (5,120)             --        (768,135)       (127,352)              --           (486)
                                      -------------   -------------   -------------   -------------   --------------  -------------
   Net increase ..................... $     113,163   $     119,511   $  10,888,196   $   3,519,586               --  $   1,064,466
                                      =============   =============   =============   =============   ==============  =============
CLASS D:
Sales ............................... $      46,518   $     105,516   $     162,310   $     172,855               --  $     355,423
Proceeds received in connection
 with merger ........................            --              --         559,632         282,040               --             --
Distributions reinvested ............           105              --              --              --               --          4,139
Redemptions .........................       (14,682)             --        (181,537)         (6,374)              --             --
                                      -------------   -------------   -------------   -------------   --------------  -------------
   Net increase ..................... $      31,941   $     105,516   $     540,405   $     448,521               --  $     359,562
                                      =============   =============   =============   =============   ==============  =============
CLASS G:
Sales ...............................            --   $      16,449              --   $       3,363               --             --
Proceeds received in connection
 with merger ........................            --      14,636,657              --         794,054               --             --
Redemptions .........................            --        (235,662)             --         (13,602)              --             --
                                      -------------   -------------   -------------   -------------   --------------  -------------
   Net increase .....................            --   $  14,417,444              --   $     783,815               --             --
                                      =============   =============   =============   =============   ==============  =============
CLASS T:
Sales ...............................            --              --              --   $      17,735               --             --
Proceeds received in connection
 with merger ........................            --              --              --      27,163,275               --             --
Redemptions .........................            --              --              --        (187,071)              --             --
                                      -------------   -------------   -------------   -------------   --------------  -------------
   Net increase .....................            --              --              --   $  26,993,939               --             --
                                      =============   =============   =============   =============   ==============  =============
CLASS Z:
Sales ............................... $ 129,705,574*  $ 165,334,435   $ 150,103,257   $ 377,870,023   $  396,004,404  $ 607,721,107
Proceeds received in connection
 with merger ........................            --      90,545,496      14,246,687     259,343,536               --             --
Distributions reinvested ............     2,267,130           2,235         478,672              --               --     30,201,439
Redemptions .........................  (232,525,563)   (346,428,134)   (134,815,113)   (417,250,145)    (327,998,840)  (466,134,043)
                                      -------------   -------------   -------------   -------------   --------------  -------------
   Net increase (decrease) .......... $(100,552,859)  $ (90,545,968)  $  30,013,503   $ 219,963,414   $   68,005,564  $ 171,788,503
                                      =============   =============   =============   =============   ==============  =============
Total Capital Share Transactions .... $(100,375,770)  $ (72,669,754)  $  61,510,684   $ 252,934,343   $   68,005,564  $ 174,112,297
                                      =============   =============   =============   =============   ==============  =============


 *  Includes $4,174 of securities received in an in-kind transfer.

(a) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class which was subsequently named Class Z shares.

(b) Effective November 1, 2002, the Fund began offering five classes of shares:
    Class A, Class B, Class D, Class G and Class Z shares. Prior to November 1, 2002, the Fund was single class which was subsequently named Class Z shares.

(c) Effective November 1, 2002, the Fund began offering six classes of shares:
    Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class which was subsequently named Class Z shares.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



                                                                            COLUMBIA FUNDS
                                                                 FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                         SHORT         FIXED       NATIONAL
                                                           STRATEGIC                     TERM         INCOME       MUNICIPAL
                                             TECHNOLOGY    INVESTOR       BALANCED       BOND       SECURITIES       BOND
                                              FUND (a)     FUND (a)       FUND (a)      FUND (b)      FUND (a)     FUND (a)
                                            ------------  -----------   -----------   -----------   -----------   -----------
SHARES:
CLASS A:
Shares sold ..............................          266        16,466         8,288       648,705        69,868         6,496
Shares issued in connection with merger ..           --     4,196,653            --            --            --            --
Shares issued for distributions reinvested           --            --            38           712            19            41
Shares redeemed ..........................           --      (135,115)           (1)      (10,279)           --            --
                                            -----------   -----------   -----------   -----------   -----------   -----------
   Net increase ..........................          266     4,078,004         8,325       639,138        69,887         6,537
                                            ===========   ===========   ===========   ===========   ===========   ===========
CLASS B:
Shares sold ..............................        1,777        23,766        34,842       724,659       108,490        21,761
Shares issued in connection with merger ..           --       163,845            --            --            --            --
Shares issued for distributions reinvested           --            --           118           571           148            89
Shares redeemed ..........................           --        (8,208)         (285)       (3,436)         (257)      (14,822)
                                            -----------   -----------   -----------   -----------   -----------   -----------
   Net increase ..........................        1,777       179,403        34,675       721,794       108,381         7,028
                                            ===========   ===========   ===========   ===========   ===========   ===========
CLASS D:
Shares sold ..............................          263         1,170        25,391       630,014        31,506         8,119
Shares issued in connection with merger ..           --        27,645            --            --            --            --
Shares issued for distributions reinvested           --            --           100         1,027            38            32
Shares redeemed ..........................           --        (1,702)           --       (28,832)           --        (3,292)
                                            -----------   -----------   -----------   -----------   -----------   -----------
   Net increase ..........................          263        27,113        25,491       602,209        31,544         4,859
                                            ===========   ===========   ===========   ===========   ===========   ===========
CLASS G:
Shares sold ..............................           --            --            --         8,127            --            --
Shares issued in connection with merger ..           --            --            --       208,508            --            --
Shares issued for distributions reinvested           --            --            --           235            --            --
Shares redeemed ..........................           --            --            --          (730)           --            --
                                            -----------   -----------   -----------   -----------   -----------   -----------
   Net increase ..........................           --            --            --       216,140            --            --
                                            ===========   ===========   ===========   ===========   ===========   ===========
CLASS T:
Shares sold ..............................           --            --            --        63,115            --            --
Shares issued in connection with merger ..           --            --            --     3,594,178            --            --
Shares issued for distributions reinvested           --            --            --         5,002            --            --
Shares redeemed ..........................           --            --            --      (104,000)           --            --
                                            -----------   -----------   -----------   -----------   -----------   -----------
   Net increase ..........................           --            --            --     3,558,295            --            --
                                            ===========   ===========   ===========   ===========   ===========   ===========
CLASS Z:
Shares sold ..............................    2,055,133    24,026,235     6,801,092    16,131,131    22,424,154     1,109,593
Shares issued in connection with merger ..           --       180,824            --    22,121,411            --            --
Shares issued for distributions reinvested           --       171,442     1,137,024       426,395     1,948,592        64,411
Shares redeemed ..........................   (1,621,025)  (18,027,370)  (17,367,916)   (9,419,905)  (19,120,878)     (981,956)
                                            -----------   -----------   -----------   -----------   -----------   -----------
   Net increase (decrease) ...............      434,108     6,351,131    (9,429,800)   29,259,032     5,251,868       192,048
                                            ===========   ===========   ===========   ===========   ===========   ===========


(a) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class which was subsequently named Class Z shares.

(b) Effective November 1, 2002, the Fund began offering six classes of shares:
    Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class which was subsequently named Class Z shares.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL STOCK ACTIVITY (CONT.)



                                                                           COLUMBIA FUNDS
                                                                FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                        SHORT           FIXED         NATIONAL
                                                       STRATEGIC                        TERM           INCOME         MUNICIPAL
                                       TECHNOLOGY       INVESTOR       BALANCED         BOND         SECURITIES          BOND
                                       FUND (a)         FUND (a)       FUND (a)         FUND (b)        FUND (a)        FUND (a)
                                     -------------   -------------   -------------   -------------   -------------   -------------
AMOUNTS:
CLASS A:
Sales .............................  $       1,013   $     220,586   $     147,819   $   5,597,578   $     939,670   $      66,135
Proceeds received in connection
 with merger ......................             --      54,514,520              --              --              --              --
Distributions reinvested ..........             --              --             668           6,168             252             425
Redemptions .......................             --      (1,789,207)            (20)        (88,636)             --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
   Net increase ...................  $       1,013   $  52,945,899   $     148,467   $   5,515,110   $     939,922   $      66,560
                                     =============   =============   =============   =============   =============   =============
CLASS B:
Sales .............................  $       6,709   $     316,907   $     622,186   $   6,252,006   $   1,456,255   $     222,588
Proceeds received in connection
 with merger ......................             --       2,128,341              --              --              --              --
Distributions reinvested ..........             --              --           2,064           4,943           1,998             906
Redemptions .......................             --        (108,351)         (5,115)        (29,668)         (3,454)       (150,595)
                                     -------------   -------------   -------------   -------------   -------------   -------------
   Net increase ...................  $       6,709   $   2,336,897   $     619,135   $   6,227,281   $   1,454,799   $      72,899
                                     =============   =============   =============   =============   =============   =============
CLASS D:
Sales .............................  $       1,000   $      15,708   $     456,181   $   5,435,948   $     421,439   $      83,038
Proceeds received in connection
 with merger ......................             --         359,105              --              --              --              --
Distributions reinvested ..........             --              --           1,738           8,883             510             322
Redemptions .......................             --         (22,407)             --        (248,791)             --         (33,443)
                                     -------------   -------------   -------------   -------------   -------------   -------------
   Net increase ...................  $       1,000   $     352,406   $     457,919   $   5,196,040   $     421,949   $      49,917
                                     =============   =============   =============   =============   =============   =============
CLASS G:
Sales .............................             --              --              --   $      69,466              --              --
Proceeds received in connection
 with merger ......................             --              --              --       1,797,110              --              --
Distributions reinvested ..........             --              --              --           2,041              --              --
Redemptions .......................             --              --              --          (6,301)             --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
   Net increase ...................             --              --              --   $   1,862,316              --              --
                                     =============   =============   =============   =============   =============   =============
CLASS T:
Sales .............................             --              --              --   $     544,886              --              --
Proceeds received in connection
 with merger ......................             --              --              --      30,982,225              --              --
Distributions reinvested ..........             --              --              --          43,369              --              --
Redemptions .......................             --              --              --        (898,480)             --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
   Net increase ...................             --              --              --   $  30,672,000              --              --
                                     =============   =============   =============   =============   =============   =============
CLASS Z:
Sales .............................  $  10,220,887   $ 352,586,497   $ 129,567,321   $ 138,763,864   $ 299,097,456   $  11,268,258
Proceeds received in connection
 with merger ......................             --       2,348,913              --     190,685,846              --              --
Distributions reinvested ..........             --       2,187,604      20,929,510       3,668,146      25,971,318         649,959
Redemptions .......................     (7,491,197)   (244,650,805)   (325,499,332)    (80,968,926)   (254,637,100)     (9,873,648)
                                     -------------   -------------   -------------   -------------   -------------   -------------
   Net increase (decrease) ........  $   2,729,690   $ 112,472,209   $(175,002,501)  $ 252,148,930   $  70,431,674   $   2,044,569
                                     =============   =============   =============   =============   =============   =============
Total Capital Share Transactions ..  $   2,738,412   $ 168,107,411   $(173,776,980)  $ 301,621,677   $  73,248,344   $   2,233,945
                                     =============   =============   =============   =============   =============   =============


(a) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class which was subsequently named Class Z shares.

(b) Effective November 1, 2002, the Fund began offering six classes of shares:
    Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class which was subsequently named Class Z shares.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




                                                                       COLUMBIA FUNDS
                                                           FOR THE YEAR ENDED DECEMBER 31, 2002

                                                         OREGON
                                                        MUNICIPAL         HIGH            DAILY
                                                          BOND            YIELD          INCOME
                                                        FUND (a)        FUND (a)         COMPANY
                                                      ------------    ------------  --------------
SHARES:
CLASS A:
Shares sold.......................................          37,901       4,382,301              --
Shares issued for distributions reinvested........             236          10,597              --
Shares redeemed...................................              --        (329,642)             --
                                                      ------------    ------------  --------------
   Net increase...................................          38,137       4,063,256              --
                                                      ============    ============  ==============
CLASS B:
Shares sold.......................................          33,682       2,007,189              --
Shares issued for distributions reinvested........             170           3,910              --
Shares redeemed...................................          (3,990)        (14,669)             --
                                                      ------------    ------------  --------------
   Net increase...................................          29,862       1,996,430              --
                                                      ============    ============  ==============
CLASS D:
Shares sold.......................................          37,686       2,151,932              --
Shares issued for distributions reinvested........             109           4,089              --
Shares redeemed...................................          (1,979)           (154)             --
                                                      ------------    ------------  --------------
   Net increase...................................          35,816       2,155,867              --
                                                      ============    ============  ==============
CLASS Z:
Shares sold.......................................      13,500,076      89,490,322   1,214,530,352
Shares issued for distributions reinvested........       1,896,736       3,386,949      14,408,323
Shares redeemed...................................     (15,383,205)    (35,810,741) (1,346,398,974)
                                                      ------------    ------------  --------------
   Net increase (decrease)........................          13,607      57,066,530    (117,460,299)
                                                      ============    ============  ==============


(a) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class which was subsequently named Class Z shares.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL STOCK ACTIVITY (CONT.)

                                                COLUMBIA FUNDS
                                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                    OREGON
                                   MUNICIPAL         HIGH             DAILY
                                     BOND            YIELD           INCOME
                                   FUND (a)        FUND (a)          COMPANY
                                 -------------   -------------  ---------------
AMOUNTS:
CLASS A:
Sales .......................... $     471,456   $  36,558,214               --
Distributions reinvested .......         2,929          88,687               --
Redemptions ....................            --      (2,758,792)              --
                                 -------------   -------------  ---------------
   Net increase ................ $     474,385   $  33,888,109               --
                                 =============   =============  ===============
CLASS B:
Sales .......................... $     419,900   $  16,716,021               --
Distributions reinvested .......         2,114          32,718               --
Redemptions ....................       (49,521)       (122,617)              --
                                 -------------   -------------  ---------------
   Net increase ................ $     372,493   $  16,626,122               --
                                 =============   =============  ===============
CLASS D:
Sales .......................... $     472,508   $  17,940,183               --
Distributions reinvested .......         1,356          34,217               --
Redemptions ....................       (24,640)         (1,285)              --
                                 -------------   -------------  ---------------
   Net increase ................ $     449,224   $  17,973,115               --
                                 =============   =============  ===============
CLASS Z:
Sales .......................... $ 167,348,905   $ 756,219,396  $ 1,214,530,352
Distributions reinvested .......    23,528,226      28,634,236       14,408,323
Redemptions ....................  (190,394,095)   (301,863,222)  (1,346,398,974)
                                 -------------   -------------  ---------------
   Net increase (decrease) ..... $     483,036   $ 482,990,410  $  (117,460,299)
                                 =============   =============  ===============
Total Capital Share Transactions $   1,779,138   $ 551,477,756  $  (117,460,299)
                                 =============   =============  ===============

(a) Effective November 1, 2002, the Fund began offering four classes of shares:
    Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class which was subsequently named Class Z shares.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




                                                                      COLUMBIA FUNDS
                                                            FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                                         REAL
                                       COMMON                        INTERNATIONAL      MID CAP        SMALL CAP        ESTATE
                                        STOCK          GROWTH            STOCK          GROWTH          GROWTH          EQUITY
                                        FUND            FUND             FUND            FUND             FUND            FUND
                                    -------------    -------------   -------------   -------------   -------------   -------------
SHARES:
CLASS Z:
Shares sold ......................     10,491,254        6,698,004      10,569,626      10,827,578      23,700,865      19,257,087
Shares issued for distributions
 reinvested ......................        145,205          191,120          10,692       1,812,540              --       1,287,767
Shares redeemed ..................    (13,300,679)     (12,489,763)    (11,176,755)    (14,683,575)    (15,927,385)    (10,494,908)
                                    -------------    -------------   -------------   -------------   -------------   -------------
   Net increase (decrease) .......     (2,664,220)      (5,600,639)       (596,437)     (2,043,457)      7,773,480      10,049,946
                                    =============    =============   =============   =============   =============   =============
AMOUNTS:
CLASS Z:
Sales ............................  $ 223,544,221*   $ 224,936,719   $ 137,760,985   $ 233,729,747   $ 523,950,512   $ 342,012,407
Distributions reinvested .........      2,904,776        6,121,573         128,621      35,253,904              --      22,872,415
Redemptions ......................   (281,981,291)    (422,010,636)   (145,054,766)   (307,848,091)   (348,625,888)   (185,458,069)
                                    -------------    -------------   -------------   -------------   -------------   -------------
   Net increase (decrease) .......  $ (55,532,294)   $(190,952,344)  $  (7,165,160)  $ (38,864,440)  $ 175,324,624   $ 179,426,753
                                    =============    =============   =============   =============   =============   =============





                                                                                   SHORT           FIXED       NATIONAL
                                                   STRATEGIC                       TERM           INCOME       MUNICIPAL
                                  TECHNOLOGY       INVESTOR        BALANCED        BOND         SECURITIES       BOND
                                     FUND            FUND            FUND          FUND            FUND          FUND
                                 ------------   -------------   -------------   ------------   -------------   -----------

SHARES:
CLASS Z:
Shares sold ...................     2,782,881      13,572,048      10,632,218      6,668,086      18,021,813       647,652
Shares issued for distributions
 reinvested ...................            --          34,400       1,349,053        276,496       1,807,564        51,314
Shares redeemed ...............    (1,591,291)     (4,847,656)    (13,467,113)    (3,873,523)    (13,794,317)     (399,171)
                                 ------------   -------------   -------------   ------------   -------------   -----------
   Net increase (decrease) ....     1,191,590       8,758,792      (1,485,842)     3,071,059       6,035,060       299,795
                                 ============   =============   =============   ============   =============   ===========
AMOUNTS:
CLASS Z:
Sales .........................  $ 18,876,487   $ 178,940,298   $ 229,671,103   $ 57,224,022   $ 237,931,931   $ 6,424,664
Distributions reinvested ......            --         499,485      27,875,444      2,358,854      23,905,520       507,903
Redemptions ...................    (9,287,489)    (63,849,817)   (287,224,069)   (33,118,729)   (181,939,632)   (3,955,073)
                                 ------------   -------------   -------------   ------------   -------------   -----------
   Net increase (decrease) ....  $  9,588,998   $ 115,589,966   $ (29,677,522)  $ 26,464,147   $  79,897,819   $ 2,977,494
                                 ============   =============   =============   ============   =============   ===========


* Includes $17,070 of securities received in an in-kind transfer.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



                                                            COLUMBIA FUNDS
                                                  FOR THE YEAR ENDED DECEMBER 31, 2001

                                               OREGON
                                              MUNICIPAL         HIGH             DAILY
                                                BOND            YIELD           INCOME
                                                FUND            FUND            COMPANY
                                            -------------   -------------   ---------------
SHARES:
CLASS Z:
Shares sold ..............................     12,007,422      34,217,948     1,507,707,483
Shares issued for distributions reinvested      1,490,891       1,451,820        45,211,017
Shares redeemed ..........................     (8,798,807)    (19,588,487)   (1,497,533,872)
                                            -------------   -------------   ---------------
   Net increase ..........................      4,699,506      16,081,281        55,384,628
                                            =============   =============   ===============
AMOUNTS:
CLASS A:
Sales ....................................  $ 147,270,468   $ 308,626,705   $ 1,507,707,483
Distributions reinvested .................     18,269,042      13,033,592        45,211,017
Redemptions ..............................   (107,912,289)   (175,676,728)   (1,497,533,872)
                                            -------------   -------------   ---------------
   Net increase ..........................  $  57,627,221   $ 145,983,569   $    55,384,628
                                            =============   =============   ===============

NOTE 6 -- LINE OF CREDIT

The Funds participate in a $100,000,000 uncommitted line of credit that covers all the Funds together with the CMG Fund Trust, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit expires on July 2, 2004. The Funds did not utilize the line of credit during the period ended August 31, 2003.

NOTE 7 -- SUBSEQUENT EVENT

At a special meeting of shareholders held on October 7, 2003, shareholders of the Funds approved a proposal to elect 9 new directors as well as three of the incumbent directors of the Board. The Board of Directors now consists of 12 directors which will be responsible for board oversight of 124 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds).

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF:

   Columbia Common Stock Fund, Inc.
   Columbia Growth Fund, Inc.
   Columbia International Stock Fund, Inc.
   Columbia Mid Cap Growth Fund, Inc.
   (formerly Columbia Special Fund, Inc.)
   Columbia Small Cap Growth Fund, Inc.
   (formerly Columbia Small Cap Fund, Inc.)
   Columbia Real Estate Equity Fund, Inc.
   Columbia Technology Fund, Inc.
   Columbia Strategic Investor Fund, Inc.
   (formerly Columbia Strategic Value Fund, Inc.)
   Columbia Balanced Fund, Inc.
   Columbia Short Term Bond Fund, Inc.
   Columbia Fixed Income Securities Fund, Inc.
   Columbia National Municipal Bond Fund, Inc.
   Columbia Oregon Municipal Bond Fund, Inc.
   Columbia High Yield Fund, Inc.
   Columbia Daily Income Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds listed above comprising the Columbia Funds (collectively, the "Funds") at August 31, 2003, and the results of each of their operations, the changes in each of their net assets, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts

October 21, 2003

                             UNAUDITED INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION



COLUMBIA INTERNATIONAL STOCK FUND

Foreign taxes paid during the fiscal year ended August 31, 2003, amounting to $403,597 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2003.



COLUMBIA BALANCED FUND

40.94% of the ordinary income distributed by the Fund, for the fiscal year ended August 31, 2003, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 40.54% of income distributed by the Fund for the period ended August 31, 2003 represent qualified dividend income subject to the 15% income tax rate category.



COLUMBIA NATIONAL MUNICIPAL BOND FUND

For the fiscal year ended August 31, 2003, the Fund designates long-term capital gains of $10,985.

100% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.



COLUMBIA OREGON MUNICIPAL BOND FUND

For the fiscal year ended August 31, 2003, the Fund designates long-term capital gains of $280,860.

99.97% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

                             OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

The Directors serve terms of indefinite duration. The names, addresses and ages of the Directors and officers of the Columbia Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Columbia Funds. The Statement of Additional Information (SAI) contains additional information about the Directors and is available without charge upon request by calling the funds' distributor at 800-345-6611.


                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                       YEAR FIRST                                                    IN COLUMBIA
                           POSITION    ELECTED OR                                                   FUNDS COMPLEX       OTHER
   NAME, ADDRESS             WITH      APPOINTED          PRINCIPAL OCCUPATION(s)                    OVERSEEN BY     DIRECTORSHIPS
     AND AGE                FUNDS      TO OFFICE 1        DURING PAST FIVE YEARS                      DIRECTOR           HELD
     -------                -----      ----------         ----------------------                      --------           ----
DISINTERESTED DIRECTORS:

Douglas A. Hacker         Director    1996         Executive Vice President - Strategy of               124            None
(Age 48)                                           United Airlines (airline) since December,
P.O. Box 66100                                     2002 (formerly President of UAL Loyalty
Chicago, IL 60666                                  Services (airline) from September, 2001 to
                                                   December, 2002; Executive Vice President
                                                   and Chief Financial Officer of United
                                                   Airlines from March, 1993 to September,
                                                   2001; Senior Vice President and Chief
                                                   Financial Officer of UAL, Inc. prior thereto).

Janet Langford Kelly      Director    1996         Chief Administrative Officer and Senior Vice         124            None
(Age 45)                                           President, Kmart Holding Corporation since
3100 West Beaver Road                              September, 2003 (formerly Executive Vice
Troy, MI 48084-3163                                President-Corporate Development and
                                                   Administration, General Counsel and Secretary,
                                                   Kellogg Company (food manufacturer), from
                                                   September, 1999 to August, 2003; Senior Vice
                                                   President, Secretary and General Counsel,
                                                   Sara Lee Corporation (branded, packaged,
                                                   consumer-products manufacturer) from January,
                                                   1995 to September, 1999).

Richard W. Lowry          Director    1995         Private Investor since August, 1987 (formerly        126 3          None
(Age 67)                                           Chairman and Chief Executive Officer, U.S.
10701 Charleston Drive                             Plywood Corporation (building products
Vero Beach, FL 32963                               manufacturer)).

Charles R. Nelson         Director    1981         Professor of Economics, University of                124            None
(Age 61)                                           Washington, since January, 1976; Ford and
Department of Economics                            Louisa Van Voorhis Professor of Political
University of Washington                           Economy, University of Washington, since
Seattle, WA 98195                                  September, 1993; Director, Institute for
                                                   Economic Research, University of Washington,
                                                   since September, 2001; Adjunct Professor of
                                                   Statistics, University of Washington, since
                                                   September, 1980; Associate Editor, Journal of
                                                   Money Credit and Banking, since September,
                                                   1993; consultant on econometric and statistical
                                                   matters.

                             OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------



                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                      YEAR FIRST                                                  IN COLUMBIA
                            POSITION  ELECTED OR                                                 FUNDS COMPLEX        OTHER
      NAME, ADDRESS           WITH    APPOINTED           PRINCIPAL OCCUPATION(s)                 OVERSEEN BY      DIRECTORSHIPS
        AND AGE               FUNDS   TO OFFICE 1          DURING PAST FIVE YEARS                  DIRECTOR           HELD
        -------               -----   ----------           ----------------------                  --------           ----
DISINTERESTED DIRECTORS (CONTINUED):

John J. Neuhauser         Director    1985       Academic Vice President and Dean of             127 3,4       Saucony, Inc.
(Age 60)                                         Faculties since August, 1999, Boston College                  (athletic footwear);
84 College Road                                  (formerly Dean, Boston College School of                      SkillSoft Corp.
Chestnut Hill, MA                                Management from September, 1977 to                            (E-Learning)
02467-3838                                       September, 1999).

Patrick J. Simpson        Director    2000       Partner, Perkins Coie L.L.P. (formerly          124           None
(Age 58)                                         Partner, Stoel Rives Boley Jones & Grey).
1211 S.W. 5th Avenue
Suite 1500
Portland, OR 97204

Thomas E. Stitzel         Director    1998       Business Consultant since 1999 (formerly        124           None
(Age 67)                                         Professor of Finance from 1975 to 1999 and
2208 Tawny Woods Place                           Dean from 1977 to 1991, College of Business,
Boise, ID 83706                                  Boise State University); Chartered Financial
                                                 Analyst.

Thomas C. Theobald        Director    1996       Managing Director, William Blair Capital        124           Anixter
(Age 66)                                         Partners (private equity investing) since                     International
27 West Monroe Street,                           September, 1994 (formerly Chief Executive                     (network support
Suite 3500                                       Officer and Chairman of the Board of Directors,               equipment
Chicago, IL 60606                                Continental Bank Corporation prior thereto).                  distributor),
                                                                                                               Jones Lang
                                                                                                               LaSalle (real estate
                                                                                                               management
                                                                                                               services) and
                                                                                                               MONY Group
                                                                                                               (life insurance).

Anne-Lee Verville         Director    1998       Author and speaker on educational systems       125 4         Chairman of the
(Age 58)                                         needs (formerly General Manager, Global                       Board of Directors,
359 Stickney Hill Road                           Education Industry from 1994 to 1997, and                     Enesco Group, Inc.
Hopkinton, NH  03229                             President, Applications Solutions Division                    (designer, importer
                                                 from 1991 to 1994, IBM Corporation (global                    and distributor of
                                                 education and global applications)).                          giftware and
                                                                                                               collectibles).

Richard L. Woolworth      Director    1991       Chairman and Chief Executive Officer, The       124           NW Natural,
(Age 62)                                         Regence Group (healthcare maintenance                         a natural gas
100 S.W. Market Street                           organization) (formerly Chairman and Chief                    service provider.
#1500                                            Executive Officer, BlueCross BlueShield of
Portland, OR 97207                               Oregon; Certified Public Accountant, Arthur
                                                 Young & Company).


                             OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------



                                                                                                        NUMBER OF
                                                                                                       PORTFOLIOS
                                        YEAR FIRST                                                     IN COLUMBIA
                            POSITION    ELECTED OR                                                    FUNDS COMPLEX      OTHER
       NAME, ADDRESS          WITH      APPOINTED           PRINCIPAL OCCUPATION(s)                    OVERSEEN BY   DIRECTORSHIPS
         AND AGE             FUNDS      TO OFFICE 1         DURING PAST FIVE YEARS                      DIRECTOR         HELD
         -------             -----      ----------          ----------------------                      --------         ----
INTERESTED DIRECTORS AND OFFICERS:

Vicki L. Benjamin         Chief         2001       Controller of the Columbia Funds (the
(Age 42)                  Accounting               former Liberty Funds) and of the Liberty
One Financial Center      Officer and              All-Star Funds since May, 2002; Chief
Boston, MA 02111          Vice President           Accounting Officer of the Columbia Funds
                                                   and Liberty All-Star Funds since June, 2001;
                                                   Controller and Chief Accounting Officer of
                                                   the Galaxy Funds since September, 2002
                                                   (formerly Vice President, Corporate Audit,
                                                   State Street Bank and Trust Company from May,
                                                   1998 to April, 2001; Audit Manager from July,
                                                   1994 to June, 1997; Senior Audit Manager from
                                                   July, 1997 to May, 1998, Coopers & Lybrand, LLP).

Michael G. Clarke         Controller    2000       Assistant Treasurer of Columbia Funds and
(Age 33)                  and Vice                 Liberty All-Star Funds; Head of Compliance &
One Financial Center      President                Trustee Reporting, Columbia Management Group;
Boston, MA 02111                                   Prior to his current positions, Mr. Clarke was
                                                   Vice President, Product Development, Liberty
                                                   Funds Group LLC; Assistant Vice President, Fund
                                                   Administration, Liberty Funds Group LLC; Audit
                                                   Manager, Deloitte & Touche LLP.

J. Kevin Connaughton      Treasurer     2000       Treasurer of the Columbia Funds and of the
(Age 39)                  and Chief                Liberty All-Star Funds since December, 2000;
One Financial Center      Financial                Vice President of the Advisor since April, 2003
Boston, MA 02111          Officer                  (formerly Controller of the Liberty Funds and of
                                                   the Liberty All-Star Funds from February, 1998 to
                                                   October, 2000); Treasurer of the Galaxy Funds since
                                                   September, 2002; Treasurer, Columbia Management
                                                   Multi-Strategy Hedge Fund, LLC since December,
                                                   2002 (formerly Vice President of Colonial from
                                                   February, 1998 to October, 2000 and Senior Tax
                                                   Manager, Coopers & Lybrand, LLP from April,
                                                   1996 to January, 1998).

William E. Mayer 2        Director      1994       Managing Partner, Park Avenue Equity               126 3        Lee Enterprises
(Age 63)                                           Partners (private equity) since February, 1999                  (print media),
399 Park Avenue                                    (formerly Founding Partner, Development                         WR Hambrecht
Suite 3204                                         Capital LLC from November 1996 to February,                     + Co. (financial
New York, NY 10022                                 1999; Dean and Professor, College of Business                   service provider)
                                                   and Management, University of Maryland from                     and First Health
                                                   October, 1992 to November, 1996).                               (healthcare).

                             OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------



                                                                                                        NUMBER OF
                                                                                                       PORTFOLIOS
                                         YEAR FIRST                                                    IN COLUMBIA
                           POSITION      ELECTED OR                                                   FUNDS COMPLEX      OTHER
     NAME, ADDRESS           WITH        APPOINTED            PRINCIPAL OCCUPATION(s)                  OVERSEEN BY   DIRECTORSHIPS
       AND AGE               FUNDS       TO OFFICE 1          DURING PAST FIVE YEARS                    DIRECTOR         HELD
     -------------           -----       ----------           ----------------------                    --------         ----
INTERESTED DIRECTORS AND OFFICERS (CONTINUED):

Joseph R. Palombo 2       Director,     2000       Executive Vice President and Chief Operating       125 5          None
(Age 50)                  Chairman of              Officer of Columbia Management Group, Inc.
One Financial Center      the Board                (Columbia Management) since December, 2001
Boston, MA 02111          and President            and Director, Executive Vice President and Chief
                                                   Operating Officer of the Advisor since April,
                                                   2003 (formerly Chief Operations Officer of
                                                   Mutual Funds, Liberty Financial Companies,
                                                   Inc. from August, 2000 to November, 2001;
                                                   Executive Vice President of Stein Roe & Farnham
                                                   Incorporated (Stein Roe) from April, 1999 to
                                                   April, 2003; Director of Colonial Management
                                                   Associates, Inc. (Colonial) from April, 1999 to
                                                   April, 2003; Director of Stein Roe from September,
                                                   2000 to April, 2003) President of Columbia
                                                   Funds and Galaxy Funds since February, 2003
                                                   (formerly Vice President from September 2002
                                                   to February 2003); Manager of Stein Roe Floating
                                                   Rate Limited Liability Company since October,
                                                   2000; (formerly Vice President of the Columbia
                                                   Funds from April, 1999 to August, 2000; Chief
                                                   Operating Officer and Chief Compliance Officer,
                                                   Putnam Mutual Funds from December, 1993 to
                                                   March, 1999).

Mark A. Wentzien          Secretary     2000       Vice President of the Advisor. Prior to his current
(Age 42)                                           positions, Mr. Wentzien was Associate Counsel of
1300 S.W. Sixth Avenue                             the Advisor.
Portland, OR 97201



1 In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Funds (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors of the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/ director was elected or appointed to the board of a Fund in the Columbia Funds Complex).
2 Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
3 Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
4 Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
5 Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

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



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                                       184

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                                       185

                                EAGLE HEAD LOGO

                 ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.


            DIRECTORS                               INVESTMENT ADVISOR
       ---------------------                        ------------------
        DOUGLAS A. HACKER                    COLUMBIA MANAGEMENT ADVISORS, INC.
       JANET LANGFORD KELLY                        1300 S.W. SIXTH AVENUE
        RICHARD W. LOWRY                           PORTLAND, OREGON 97201
        CHARLES R. NELSON
        JOHN J. NEUHAUSER                              DISTRIBUTOR
       PATRICK J. SIMPSON                           ------------------
        THOMAS E. STIZEL                     COLUMBIA FUNDS DISTRIBUTOR, INC.
       THOMAS C. THEOBALD                          ONE FINANCIAL CENTER
        ANNE-LEE VERVILLE                    BOSTON, MASSACHUSETTS 02111-2621
       RICHARD L. WOOLWORTH
        WILLIAM E. MAYER                               LEGAL COUNSEL
        JOSEPH R. PALOMBO                           ------------------
                                                      STOEL RIVES LLP
                                             900 S.W. FIFTH AVENUE, SUITE 2300
                                               PORTLAND, OREGON 97204-1268


                               TRANSFER AGENT
                      ----------------------------------
                        COLUMBIA FUNDS SERVICES, INC.
                                P.O. BOX 8081
                      BOSTON, MASSACHUSETTS 02266-8081

This information must be preceded or accompanied by a current prospectus. Please read it carefully before investing.The managers' views contained in this report are subject to change at any time, based on market and other considerations.
Portfolio changes should not be considered recommendations for action by individual investors.
Funds distributed by Columbia Funds Distributor, Inc.
Mutual fund shares are not insured by the FDIC or any other governmental entity; are not deposits or other obligations of, or guaranteed by, any bank; and involve risks, including loss of principal.



                                                COL-02/216P-0803 (10/03) 03/3223

                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

ITEM 2. CODE OF ETHICS.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees (the "Board") determined on July 30, 2003 that the Audit Committee of the Board did not have an Audit Committee financial expert. On October 7, 2003, shareholders of the registrant elected nine new trustees, as well as three incumbent trustees, to the Board. The new Board is expected to appoint as Audit Committee members certain of the new trustees who have been determined by other affiliated registrants advised by the registrant's advisor, to be Audit Committee financial experts. The new Board has not yet met to reconstitute the Audit Committee or to consider the determination made by the other affiliated registrants.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable at this time.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Columbia Growth Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Joseph R. Palombo
                         ----------------------------------------------
                          Joseph R. Palombo, President

Date   November 7, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Joseph R. Palombo
                         ----------------------------------------------
                          Joseph R. Palombo, President

Date    November 7, 2003
    -------------------------------------------------------------------

By (Signature and Title)  /s/ J. Kevin Connaughton
                         ----------------------------------------------
                         J. Kevin Connaughton, Treasurer

Date    November 7, 2003
    -------------------------------------------------------------------